EXHIBIT 10.32

                               SHC

                          EXHIBIT 8 TO
                         COMPLIANCE DEED

                  (Casino Operations Agreement)

                     -Sydney Casino Project-
                          22 April 1994

                           CLAYTON UTZ
                    SOLICITORS AND ATTORNEYS
  Levels 27-35 No.1 O'Connell Street Sydney NSW 2000 Australia
    PO BOX H3 Australia Square Sydney NSW 2000 DX 370 Sydney
      Ph (02) 353 4000 Int + 612 353 4000 FAX (02) 251 7832

                 SYDNEY MELBOURNE BRISBANE PERTH

                               SHC
                   CASINO OPERATIONS AGREEMENT
                  [Including List of Exhibits]

                           Date: 1994

            New South Wales Casino Control Authority
                          The Authority

               Sydney Harbour Casino Pty. Limited
                          The Licensee

          Sydney Harbour Casino Properties Pty. Limited
                         SHC Properties

             Sydney Harbour Casino Holdings Limited
                          SHC Holdings

              Sydney Casino Management Pty. Limited
                         Casino Manager

                 Showboat Australia Pty. Limited
                               SBA

                Leighton Properties Pty. Limited
                              LPPL

                   Showboat Operating Company
                               SOC




                           CLAYTON UTZ
                    Solicitors and Attorneys
                          Levels 27-35
                     No. 1 O'Connell Street
                         SYDNEY NSW 2000
                       Tel: (02) 353 4000
                       Fax: (02) 251 7832
                       Copyright Reserved

                                                     CONFIDENTIAL

                        TABLE OF CONTENTS

Clause                                                      Page

1.     DEFINITIONS AND INTERPRETATION                        2
 1.1   Definitions                                           2
 1.2   Interpretation                                        10
 2.    CONSIDERATION                                         12
 3.    APPROVAL BY MINISTER AND DISCLAIMER                   12
 3.1   Minister's Approval                                   12
 3.2   Authority/State Not Liable                            12
 4.    GENERAL COVENANTS AND WARRANTS BY CONTRACTING
       PARTIES                                               12
 4.1   Covenants and Warranties by Contracting Parties       12
 4.2   Covenants and Warranties by Licensee and
         Casino Manager                                      l3
 4.3   Covenants and Warranties by Licensee                  13
 4.4   Covenants and Warranties by SHC Holdings              13
 4.5   Covenants and Warranties by SHC Properties            13
 4.6   Covenants and Warranties by Casino Manager            13
 5.    COMPLIANCE WITH LICENCE AND ACT                       13
 6.    COMPLIANCE WITH USE AND OCCUPATION OBLIGATIONS        13
 6.1   COA Lease Terms                                       13
 6.2   Permanent Site Freehold Lease
 7.    CASINO COMPLEX MANAGEMENT AGREEMENT                   14
 7.1   Casino Complex Management Agreement
         Valid and Enforceable                               14
 7.2   Direction                                             15
 7.3   Undertakings about Casino Complex Management
       Agreement                                             15
 7.4   Licensee to Procure Certain Compliance by
       Casino Manager                                        15
 7.5   Consent to CCA Charge                                 16
 7.6   Termination Notices                                   16
 7.7   No Termination if Authority Directs                   16
 7.8   Termination if Authority Directs                      16
 7.9   Not to Terminate if Default Remedied                  16
 7.10  Notice to Novate Casino Complex Management
       Agreement                                             17
 7.11  Contents of Novation Notice                           17
 7.12  Novation of Casino Complex Management Agreement       18
 8     S & A AGREEMENTS                                      18

                                (ii)
Clause                                                      Page

 8.1   S & A Agreements Valid and Forceable                  18
 8.2   Direction to SOC                                      19
 8.3   Undertakings about S & A Agreements                   19
 8.4   Licensee, Casino Manager and SBA to
         Procure Certain Compliance                          20
 8.5   Termination Notices                                   20
 8.6   No Termination if Authority Directs                   20
 8.7   Termination if Authority Directs                      20
 8.8   Not to Terminate if Default Remedied                  21
 8.9   Notice to Novate an S & A Agreement                   21
 8.10  Contents of Novation Notice                           21
 8.11  Novation of an S & A Agreement                        22
 9.    ASSIGNMENT DEED                                       22
10.    O & M AGREEMENTS                                      23
10.1   Existing O & M Agreements                             23
10.2   Pre-Conditions to Future O & M Agreements             23
10.3   Undertakings About O & M Agreements                   23
10.4   SHC Group and Casino Manager to
         Procure Certain Compliance                          24
10.5   Restrictions on Termination by SHC
         Group or Casino Manager                             24
10.6   Termination if Authority Directs                      24
11.    NO COMPETITION                                        25
11.1   Non Competition                                       25
11.2   Severance                                             25
12.    CASINO OPERATIONS AND MANAGEMENT                      26
12.1   Best Practice Covenant                                26
12.2   Incorporation of the Application                      26
12.3   Gaming Equipment                                      26
12.4   Games                                                 27
12.5   Advertising, Marketing and Promotion                  28
12.6   Not used                                              29
13.    GENERAL RESPONSIBILITY TO INFORM AUTHORITY            29
13.1   General Responsibility to Inform                      29
13.2   Litigation                                            29
14.    INSPECTION OF RECORDS AND ACCESS TO PREMISES          29

                                (iii)

Clause                                                      Page

15.    REGULAR MEETINGS WITH AUTHORITY                       30
15.1   Information                                           30
15.2   Regular Meetings                                      30
15.3   Other Meetings                                        30
15.4   Agenda                                                30
15.5   Representatives                                       30
15.6   Minutes                                               31
16.    NOT USED                                              31
17.    FORCE MAJEURE                                         31
18.    COVENANTS, WARRANTS AND INDEMNITIES                   34
18.1   Continuing Covenants and Warranties                   34
18.2   Covenants and Warranties True and Accurate
         and Separate                                        34
18.3   Covenants and Warranties Survive Termination          34
18.4   Notice of Any Breach of Covenants and Warranties      34
18.5   Indemnity in Respect of Breach                        34
18.6   Indemnity Against Third Party Claims                  35
18.7   Indemnity Payable on Demand                           35
19.    CONTRACTING PARTY'S RIGHT OF REMEDY AND
         AUTHORITY'S RIGHTS OF TERMINATION                   35
19.1   Remedy of Breach                                      35
19.2   Obligation Default Notices                            36
19.3   Deemed Notice                                         36
19.4   Obligation Licence Conditions                         36
19.5   Authority may amend Conditions of Licence,
         cancel or suspend Licence                           36
20.    DEFAULT INTEREST                                      36
20.1                                                         36
20.2                                                         37
21.    Not used                                              37
22.    AUTHORITY'S STATUTORY OBLIGATIONS AND DISCRETIONS     37
22.1   No Fetter of Powers, Rights, Obligations and
         Discretions                                         37
22.2   Authority to Consider Act                             37

                                (iv)

Clause                                                      Page

22.3   Directions by Authority                               37
23.    EXPENSES AND STAMP DUTY                               37
23.1   Expenses                                              37
23.2   Stamp Duty and Other Taxes                            38
24.    ASSIGNMENTS                                           38
24.1   Assignment Subject to Act                             38
24.2   Assignment by Contracting Party                       38
24.3   Assignment by Authority                               38
25.    VARIATION OF DEED                                     39
26.    GOVERNING LAW AND JURISDICTION                        39
26.1   Governing Law                                         39
26.2   Jurisdiction                                          39
27.    NO REPRESENTATION BY OR RELIANCE ON AUTHORITY         40
28.    DISPUTE RESOLUTION                                    40
29.    NOTICES                                               42
29.1   Requirements for Notices                              42
29.2   Addresses of Parties                                  43
29.3   Appointment of Local Agent                            44
30.    CONTINUING OBLIGATION                                 44
31.    FURTHER ASSURANCE                                     44
32.    SEVERABILITY                                          44
33.    WAIVER                                                45
34.    CONSENTS AND APPROVALS                                45
35.    WRITTEN WAIVER, CONSENT AND APPROVAL                  45
36.    NON-MERGER                                            45

                               (v)
Clause                                                      Page

37.    REMEDIES CUMULATIVE                                   45
38.    OPINION BY AUTHORITY                                  46
39.    NO DEDUCTION                                          46
40.    SURVIVAL OF INDEMNITIES                               46
41.    ATTORNEYS                                             46
42.    COUNTERPARTS                                          46
SCHEDULE 1                                                   47
SCHEDULE 2                                                   48
SCHEDULE 3                                                   49
SCHEDULE 4                                                   53
SCHEDULE 5                                                   56
SCHEDULE 6                                                   59
SCHEDULE 7                                                   60
SCHEDULE 8                                                   64
SCHEDULE 9                                                   67
SCHEDULE 10                                                  70
SCHEDULE 11                                                  71

                 SHC CASINO OPERATIONS AGREEMENT

DEED made at on 1994

BETWEEN NEW SOUTH WALES CASINO CONTROL AUTHORITY a statutory corporation constituted by the Casino Control Act, 1992 on behalf of the State of New South Wales, pursuant to section 142 of the Casino Control Act 1992, of Level 17, 309 Kent Street, Sydney, NSW, Australia, 2000 ("Authority")

AND SYDNEY HARBOUR CASINO PTY. LIMITED, ACN 060 510 410, a company duly incorporated in New South Wales, Australia of 3rd Floor, 472 Pacific Highway, St. Leonards, NSW,
          Australia ("Licensee")

AND       SYDNEY HARBOUR CASINO PROPERTIES PTY. LIMITED, ACN  050
          045  120,  a  company duly incorporated  in  New  South
          Wales, Australia of 3rd Floor, 472 Pacific Highway, St.
          Leonards, NSW, Australia ("SHC Properties")

AND       SYDNEY  HARBOUR CASINO HOLDINGS LIMITED,  ACN  064  054
          431, a company duly incorporated in New South Wales, Australia of 3rd Floor, 472 Pacific Highway, St.
          Leonards, NSW, Australia ("SHC Holdings")

AND       SYDNEY CASINO MANAGEMENT PTY. LIMITED, ACN 060 462 053,
          a   company  duly  incorporated  in  New  South  Wales,
          Australia  of  3rd  Floor,  472  Pacific  Highway,  St.
          Leonards, NSW, Australia ("Casino Manager")

AND SHOWBOAT AUSTRALIA PTY. LIMITED, ACN 061 299 625, a company duly incorporated in New South Wales, Australia of 3rd Floor, 472 Pacific Highway, St. Leonards, NSW,
          Australia ("SBA")

AND LEIGHTON PROPERTIES PTY. LIMITED, ACN 001 046 395, a company duly incorporated in New South Wales, Australia of 3rd Floor 472 Pacific Highway, St. Leonards, NSW
          Australia ("LPPL")

AND       SHOWBOAT  OPERATING COMPANY, a company  duly  organised
          under  the  laws of the State of Nevada,  USA  of  2800
          Fremont Street, Las Vegas, Nevada 89104 USA ("SOC")

      RECITALS

A. The Authority has on the date of this Deed granted the Licence to the Licensee.

B. The SHC Group has on the date of this Deed pursuant to the Casino Complex Management Agreement appointed the Casino
     Manager to provide certain services in connection with the operation and management of the Casino Complex.

C. SOC has agreed pursuant to the S & A Agreements to provide certain support and

                                 2.

     assistance services to SBA in connection with the operation and management of the Casino Complex.

D. SBA has agreed pursuant to the Assignment Deed to assign its right, title and interest under the S & A Agreements to the Casino Manager.

E. SHC Properties and the Licensee will sub-lease, lease or be entitled to occupy the Temporary Site, the Permanent Site, the Casino Complex, furnishings and gaming equipment for the Casino Complex and all other tangible assets necessary for the operation of the Casino Complex.

F. The SHC Group acknowledges that the CCA Charge secures to the Authority, among other things, the obligations owed by the SHC Group to the Authority under this Deed.

THE DEED WITNESSES

1.    DEFINITIONS AND INTERPRETATION

1.1   Definitions

      The following words have the following meanings in this Deed unless the contrary intention appears:

      "Act" means the Casino Control Act 1992 (New South Wales).

      "Administration Event" in respect of a company means each of the following events:

      (a) a meeting of the board of directors of that company is called to consider a resolution to appoint an Administrator;

      (b) a liquidator or provisional liquidator of the company determines to execute an appointment of an Administrator or applies to the court for leave to appoint himself or herself as the Administrator; or

      (c) an Encumbrance over the whole, or substantially the whole, of the company's property becomes enforceable
            (in the sense that the security comprised in the Encumbrance becomes enforceable).

      "Administrative Services Agreement" means the agreement so entitled of even date between SBA and SOC comprising
      Exhibit 1.

      "Administrator" has the same meaning as in section 9(1) of the Corporations Law.

      "Ancillary Facilities" means all facilities ancillary to or connected with the Casino being those identified in the Application to be constructed on or located within the Temporary Site or Permanent Site, and including all other facilities provided by the

                                 3.

      Licensee or the Casino Manager in connection with the Casino whether or not on the Temporary Site or the Permanent Site and whether or not identified in the Application.

      "Application" means in respect of the Licensee the totality of all documents, notes correspondence, drawings, plans and papers forming part of or lodged or made in connection with or deemed to be part of the Licensee's application for the Licence as at the date of this Deed and as are set out in and referred to in Exhibit 3 of the Compliance Deed and including such amendments permitted by the Compliance Deed.

      "Assignment Deed" means the deed entered into contemporaneously with the Compliance Deed between the Casino Manager and SBA whereby the SBA assigns its right title and interest under the S & A Agreements to the Casino Manager as nominee for the Showboat Leighton Partnership in the form and on the terms set out in
      Exhibit 2.

      "Authorised Officer" means in respect of any party, any person nominated as an Authorised Officer for the purposes of this Deed by notice to the other parties.

      "Business  Day"  means  any day  (other  than  a  Saturday,
      Sunday   or   public  holiday  recognised  in  Sydney   and
      generally throughout the State of New South Wales).

      "Casino" has the meaning given to that term in the Act.

      "Casino   Complex"   means   the   Casino   and   Ancillary
      Facilities.

      "Casino Complex Management Agreement" means the agreement of even date between the Licensee, the Casino Manager, SHC Properties, SBA and LPPL as partners in the Showboat Leighton Partnership and SHC Properties and comprising
      Exhibit 3.

      "CCA  Charge"  means  the deed between  the  Licensee,  SHC
      Properties and SHC Holdings of the one part and the Authority on behalf of itself and on behalf of the State of the other part entered into on or around the date of execution of the Compliance Deed.

      "CCA Project Documents" has the same meaning given to it in the Continuity and Cooperation Agreement.

      "COA Lease Terms" means the document in the form of and on the terms set out in Exhibit 4.

      "Compliance Deed" means the deed so entitled between the Authority, the SHC Group, SBA, LPPL, Leighton Holdings
      Limited, the Casino Manager and SOC.

      "Contract" means any contract, agreement, arrangement or understanding, whether formal or informal or written or oral and whether or not having legal or equitable force and whether or not based on legal or equitable rights and includes a Controlled Contract.

                                  4.

      "Contracting  Parties" means all parties to this  Agreement
      (other than the Authority) severally.

      "Continuity and Cooperation Agreements" means the deed so entitled of even date between the Authority, the SHC Group and the Commonwealth Bank of Australia.

      "Controlled  Contract"  has the meaning  giving  to  it  in section 36 of the Act.

      "Controller" has the same meaning as in section 9 of the Corporations Law.

      "Default Party" means:

      (a)   in   relation   to  the  Casino  Complex   Management
            Agreement, the party to that agreement referred to in clause 7.6(b)(ii);

      (b) in relation to the S & A Agreement, the party to that agreement referred to in clause 8.5(b)(ii).

      "Default  Rate"  has  the  meaning  given  to  it  in   the
      Compliance Deed.

      "Development   and  Licensibility  Agreement"   means   the
      agreement so entitled of even date between SBA and SOC on the form and on the terms set out in Exhibit 5.

      "Dispute" has the meaning given to that term in clause 28.

      "Encumbrance" means any mortgage, charge, pledge, lien, encumbrance, assignment, hypothecation, security interest, title retention, preferential right, trust arrangement, contractual right of set-off, or any other security agreement or arrangement in favour of any person and includes any agreement to create or grant any of them.

      "Event  of  Default" means, in relation  to  a  Contracting
      Party, any of the following (whether or not caused by any reason whatsoever outside the control of that party):

      (a) the party does not pay any money payable under this Deed in the manner specified:

            (i) if the time for payment is specified or provided for in this Deed, on the date so specified or provided for; or

            (ii) in  any  other case within 5 Business Days after
                 being advised in writing by the Authority of the same being due and payable;

      (b) the party defaults in fully performing, observing and fulfilling any provision of this Deed (other than a provision requiring the payment of money as contemplated in paragraph (a));

      (c) any representation warranty or statement made or repeated or deemed to be made or repeated by the party in this Deed proves to be untrue, incorrect

                                 5.

            or misleading in any respect;

      (d) the party breaches any undertaking given at any time to the Authority or fails to comply with any conditions imposed by the Authority in agreeing to any matter (including any consent, waiver or approval);

      (e) any Event of Insolvency occurs in relation to the party;

      (f) the party purports to make an assignment or novation of this Deed or any of its rights or obligations under this Deed without the written consent of the Authority;

      (g) the party ceases, or threatens to cease, to carry on any part of its business which the Authority reasonably considers to be material to any
            Contracting Party's capacity to perform its obligations under this Deed;

      (h) this Deed becomes or is claimed by the party to be void, voidable or unenforceable in whole or in part;
            or

      (i) at any time it is unlawful for the party to perform any of its obligations under this Deed.

      "Event   of  Force  Majeure"  means,  in  relation   to   a
      Contracting Party, any act, event or circumstance (or any combination thereof) which is beyond the control of the party, including without limitation:

      (a) acts of God, perils of the sea, accidents of navigation, war (whether declared or not), sabotage, riot, insurrection, civil commotion, national emergency (whether in fact or law), martial law, fire, flood, cyclone, earthquake, landslide, storm or other adverse weather conditions, explosion, epidemic, quarantine;

      (b) action or inaction by any court of competent jurisdiction, government or governmental or other competent authority including any expropriation, restraint, prohibition, intervention, requisition, requirement, direction or embargo by legislation, regulation, decree or other legally enforceable order;

      (c) breakdown of machinery or facilities or shortages of labour, transportation, fuel, power or essential plant, equipment or material, strikes lockout and other labour difficulties (whether or not involving employees of the party concerned), including conditions directly resulting from any of the foregoing but in no event does it include:

      (d)   lack   of   funds  or  other  financial  difficulties
            experienced by the party;

                                 6.


      (e) any act, event or cause directly or indirectly resulting from any neglect, breach or misconduct in relation to any Transaction Document by the party thereto;

      (f) any act, event or cause which could have been prevented, overcome or remedied by the exercise by any party to a Transaction Document (other than the Authority) of reasonable care and diligence;

      (g) any act, event or cause directly or indirectly resulting from the Authority properly executing its functions under the Act (including giving directions or notices under any section).

      "Event   of   Insolvency"  means,  in  relation   to   each
      Contracting Party, any of the following events:

      (a)   a   liquidator,   provisional  liquidator,   trustee,
            administrator,   manager,   Controller   or   similar
            officer is appointed in respect of the party or any of its assets;

      (b) an application is made to a court for an order or an order is made or a meeting is convened or a resolution is passed for the purpose of appointing a person referred to in paragraph (a) or for winding up the party or for implementing a scheme of arrangement for the party;

      (c) as a result of the operation of the Corporations Law or any other applicable law, the party is taken to have failed to comply with a statutory demand;

      (d)   a  moratorium  of  any  debts  of  the  party  or  an
            official assignment or a composition or an arrangement formal or informal with the party's creditors or a trustee or any similar proceeding or arrangement by which the assets of the party are submitted to the control of its creditors or a trustee, is applied for ordered or declared;

      (e) the party becomes is declared or is deemed insolvent within the meaning of any applicable law or is unable or admits in writing its inability to pay its debts as they fall due;

      (f) any distress, execution, attachment or other process is made or levied against any assets of the party;
            or

      (g)   an Administration Event occurs;

      (h) in relation to a party which is not incorporated under the Corporations Law, an event similar to or equivalent to any of the events referred to in paragraphs (a) to (g) inclusive occurs under any law applicable to or to which such party is subject.

                                  7.


      "Founding Shareholders" has the same meaning given to it in the Compliance Deed.

      "Founding Shareholders Subscription Agreement" has the same meaning given to it in the Compliance Deed.

      "Institutional  Investors" means the persons  specified  in
      Schedule 2 and as have been determined pursuant to the provisions of the Compliance Deed.

      "Lender  Securities"  has  the  same  meaning  as  in   the
      Compliance Deed.

      "Licence" means the licence granted by the Authority to the Licensee to operate the Casino pursuant to section
      18(1) of the Act.

      "Management Support Agreement" means the agreement so entitled of even date between SBA and SOC on the form and on the terms set out in Exhibit 7.

      "Minister's Approval and Consent Acknowledgment" has the same meaning as in the Compliance Deed.

      "Novation Nominee" means any person nominated by the Authority as such for the purposes of clauses 7 and 8.

      "Novation Notice" means a notice given by the Authority under any of clauses 7.10 and 8.9.

      "Novation  Time" means the time of receipt by a Contracting
      Party of a Novation Notice.

      "O & M Agreements" means any Contract:

      (a)          (i)   to  which  any of the SHC Group  or  the
                    Casino Manager is or may become a party; or

                    (ii) which has or will be assigned to any of the SHC Group or the Casino Manager;

      and

      (b)   which has a O & M Material Effect,

      but excludes the Casino Complex Management Agreement, the S & A Agreements and the Assignment Deed.

      "0 & M Material Effect" means:

      (a) is significant to the overall and/or integrated operation and management of the Casino Complex; or

                                8.
      (b) is or could have a material effect on the continued viability of operations at the Casino Complex.

      "O & M Novation Agreement" means an agreement on terms and conditions acceptable to the Authority to inter alia novate an O & M Agreement under which provisions are included in relation to the matters described in Schedule 1.

      "0 & M Provider" means a party to an O & M Agreement other than the SHC Group or the Casino Manager.

      "Obligation Default" means any breach giving rise to an Obligation Default Notice under clause 19.2

      "Obligation Licence Condition" means an obligation of a Contracting Party to the Authority under this Deed which, under clause 19.4, is considered to be a condition of the Licence which shall have been contravened.

      "Occupation  Licence  Agreement  (Permanent)"   means   the
      document entitled "Occupational Licence - Permanent Site" between SHC Properties and SHC in the form and on the terms set out in Annexure A to the COA Lease Terms.

      "Occupation  Licence  Agreement  (Temporary)"   means   the
      occupation licence so entitled between SHC Properties and SHC in the form and on the terms set out in Exhibit 9.

      "Parties"  or  "parties"  means  the  Authority   and   the
      Contracting Parties and "Party" or "party" means any one of them.

      "Partnership Agreements" means the deed entered into on the same date as the Compliance Deed establishing and governing the "Showboat Leighton Partnership" made between SBA and LPPL, in the form and on the terms set out in
      Exhibit 10.

      "Permanent Site" has the same meaning as Land in the Permanent Site Construction Lease.

      "Permanent Site Construction Lease" has the meaning given to it in the Compliance Deed.

      "Permanent Site Freehold Lease" means the lease to be entered into by the Authority and SHC Properties in the form and on the terms set out in Exhibit 19 to the Permanent Site Construction Lease.

      "Permitted  Encumbrance" means in relation to a Contracting
      Party:

      (a)   liens  arising  solely by operation  of  law  in  the
            ordinary course of the business of that party (including without limitation retention of title arrangements) where the amount secured has been due for less than 30 days or is being contested in good faith and by appropriate means;

                                 9.


      (b) any mechanics', workmen's or other like lien arising in the ordinary course of business of that party;

      (c)   the  encumbrances of that party consented to  by  the
            Authority   under   and   in  accordance   with   the
            Transaction Documents; and

      (d)   the Lender Securities,

      and for the purposes of clause 12.3(b)(i) only, also means:

      (e) any lease arrangement entered into in the ordinary course of business, provided that such lease arrangement contains (in the opinion of the Authority) proper and adequate safeguards to ensure the availability of gaming equipment for the continuity of operation of the Casino.

      "Permitted  Exception"  means  the  Assignment   Deed   and
      Permitted Encumbrances.

      "Related  Body Corporate" has the meaning given in  section
      9 of the Corporations Law.

      "Representative" has the meaning given to that term in clause 28.

      "S&A Agreements" means the Development and Licensibility Agreement, the Administrative Services Agreement, the Management Support Agreement, the Partnership Agreement, the Occupation Licence Agreement (Temporary) and the Occupation Licence Agreement (Permanent).

      "S&A  Party" means the Licensee, the Casino Manager,  LPPL,
      SBA and SOC.

      "S&A Provider" means the persons who under the S&A Agreements are providing certain support and assistance to the Licensee and the Casino Manager to enable them to properly perform their obligations under the Casino Complex Management Agreement.

      "SHC  Group"  means  the Licensee, SHC Properties  and  SHC
      Holdings, severally.

      "State" means the State of New South Wales.

      "Taxes" means all present and future taxes, levies, imposts, deductions, charges, fees and withholdings, in each case plus interest, related penalties and any charges, fees or other amounts in connection with any of them.

      "Temporary Site" has the same meaning as "Land" in the Temporary Site Construction Sub-Lease.

      "Temporary Site Construction Sub Lease" has the meaning given to it in the Compliance Deed.

                                 10.


      "Terminating Party" means:

      (a) in relation to the Casino Complex Management Agreement, a party to the Casino Complex Management Agreement who intends to terminate that agreement pursuant to clauses 19.1, 21, 28.1 and 29.4 of that agreement;

      (b) in relation to an S & A Agreement, a party to that S & A Agreement or the Casino Manager (pursuant to its rights under the Assignment Deed) who intends to terminate that S & A Agreement pursuant to clause 4 of Administrative Services Agreement, clause 4 of the Development and Licensibility Agreement, clause 4 of the Management Support Agreement, clause 20 of the Partnership Agreement, clause 7 of the Occupation Licence Agreement (Temporary), or clause 7 of the Occupation Licence Agreement (Permanent) (as the case may be).

      "Transaction Documents" means the documents as so defined in the Compliance Deed.

      "Variation" has in relation to any Controlled Contract the same meaning as in section 37 of the Act.

      "Vary" includes, in relation to any Contract, amend,  vary,
      modify,   supplement,  or  waive  any  provision   of   the
      Contract.

1.2   Interpretation

      In this Deed unless the contrary intention appears:

      (a) a reference to this Deed, or to any other deed, agreement, document or instrument (other than the Application) includes this Deed, or that other deed, agreement, document or instrument as amended, supplemented, novated, replaced or varied from time to time;

      (b) a reference to a person includes a reference to an individual, firm, company, corporation, body corporate, statutory body, body politic, trust, partnership, joint venture, association whether incorporated or unincorporated, or an authority as the case may be;

      (c) a reference to a person or to any party to this Deed includes a reference to that person's or party's executors, administrators, successors, permitted substitutes and permitted assigns (including any person taking by way of novation);

      (d) a reference to a clause, Schedule, Exhibit or Annexure is a reference to a clause, Schedule,
            Exhibit or Annexure to or of this Deed and Schedules, Exhibits and Annexures and clauses therein form part of this Deed as if expressly set out in the body of this Deed (except for the purposes of the definition of Event of Default which shall exclude a reference to COA Lease

                                 11.

            Terms);

      (e) a reference to the singular includes a reference to the plural and vice versa and words denoting a given gender shall include all other genders;

      (f) headings and sub-headings are for convenience only and do not affect interpretation;

      (g) where any word or phrase is given a defined meaning any other part of speech or other grammatical form in respect of such word or part of speech has a corresponding meaning;

      (h) a reference to any legislation, statute, ordinance, code or other law or to any section or provision thereof includes all ordinances, by-laws, regulations, rules, rulings and directions and other statutory instruments issued thereunder and any modifications, consolidations, re-enactments, replacements and substitutions of any of them;

      (i) a reference to any monetary amount or payment to be made hereunder is a reference to an Australian dollar amount or payment in Australian dollars as the case may require;

      (j)   where  a  reference is made to any body or  authority
            which has ceased to exist, such reference shall be deemed a reference to the body or authority as then serves substantially the same objects as that body or authority and any reference to the president or secretary-general of such body or authority shall in the absence of a president or secretary-general be read as a reference to the senior officer for the time being of the body or authority and/or such other person fulfilling the relevant duties of president or secretary-general;

      (k) where an act, matter or thing required to be done by this Deed falls to be done on a day which is not a Business Day that act, matter or thing must be done on the preceding day which is a Business Day except in the case of payments due on demand, which may be made on the next following Business Day;

      (1) the calculation of any rate under this Deed shall be based on a calendar year and all references to months are references to calendar months;

      (m) where the Contracting Parties make a joint promise, covenant, undertaking, representation or warranty the same shall be construed to refer to and bind each of them severally.

1.3 Unless otherwise defined in this Deed, or the context in this Deed requires otherwise, words, phrases or terms defined in the Act have the same meanings in this Deed.

                                 12.

1.4 To the extent of any inconsistency or conflict between the terms of this Deed and the Act, the Licence, any other
      Transaction Document:

      (a) the Act shall prevail over the Licence, this Deed and all other Transaction Documents;

      (b) the Licence will prevail over this Deed and all other Transaction Documents;

      (c)   this  Deed  will  prevail over all other  Transaction
            Documents    (other   than   the    Continuity    and
            Co-operation Agreement and the CCA Charge).

1.5 The rights and obligations of the parties under this Deed are in addition and without prejudice to their respective rights and obligations under the Act.

2.    CONSIDERATION

      Each party acknowledges to each other party that it enters into this Deed and incurs obligations and gives rights under it for valuable consideration received from the other parties to this Deed.

3.    APPROVAL BY MINISTER AND DISCLAIMER

3.1   Minister's Approval

      The Authority warrants that it has full power and authority to enter into, execute and comply with this Deed on behalf of the State and that, pursuant to section 142 of the Act, the Minister has approved of both the Authority entering into this Deed and its terms as evidenced by the Minister's Approval and Consent Acknowledgment.

3.2   Authority/State Not Liable

      Notwithstanding anything to the contrary expressed in or which would, but for this clause 3.2, be implied in this Deed, neither the Authority nor the State of New South Wales nor its members, employees, delegates, agents, consultants or advisors shall have any liability whatsoever to any party in respect of any failure or breach by the Authority under or in respect of this Deed or any matter contemplated by this Deed.

4.    GENERAL COVENANTS AND WARRANTIES BY CONTRACTING PARTIES

4.1   Covenants and Warranties by Contracting Parties

      Each   of  the  Contracting  Parties  covenants,  warrants,
      represents and undertakes to and with the Authority in the terms set out in Schedule 3.

                                 13.

4.2   Covenants and Warranties by Licensee and Casino Manager

      Each  of  the  Licensee and the Casino  Manager  covenants,
      warrants,  represents  and  undertakes  to  and  with   the
      Authority in the terms set out in Schedule 4.

4.3   Covenants and Warranties by Licensee

      The    Licensee   covenants,   warrants,   represents   and
      undertakes to and with the Authority in the terms set out in Schedules 5 and 6.

4.4   Covenants and Warranties by SHC Holdings

      SHC    Holdings   covenants,   warrants,   represents   and
      undertakes to and with the Authority in the terms set out in Schedule 7.

4.5   Covenants and Warranties by SHC Properties

      SHC   Properties   covenants,  warrants,   represents   and
      undertakes to and with the Authority in the terms set out in Schedule 8.

4.6   Covenants and Warranties by Casino Manager

      The Casino Manager covenants, warrants, represents and undertakes with the Authority in the terms set out in
      Schedule 9.

5.    COMPLIANCE WITH LICENCE AND ACT

     The Licensee shall at all times, and shall procure that the Casino Manager, SBA and LPPL at all times, comply with and perform all applicable terms, conditions and provisions of the Licence, the Act and the regulations made thereunder.

6.    COMPLIANCE WITH USE AND OCCUPATION OBLIGATIONS

6.1   COA Lease Terms

      (a) From the Lease Commencement Date of the Permanent Site Freehold Lease (as defined therein), the Authority and SHC Properties shall at all times, comply with and perform all of their respective obligations, and have the benefit of their rights, as set out in the COA Lease Terms and on the terms thereof. For these purposes the obligations to be complied with and performed, and the rights, in respect of:

             (i)   the Authority shall be:

                    (AA) while  it  is Lessor under the Permanent
                         Site Freehold Lease, those obligations and rights contained in the COA Lease Terms on its part and for its benefit as if

                                 14.

                         the   Authority   was   the   Lessor  as
                         referred  to therein under  a  lease  on
                         those terms;
                    (BB) its   obligations  and  rights  in   its
                         capacity as the Casino Control Authority contained in the COA Lease terms; and

             (ii) SHC Properties shall be those obligations and rights contained in the COA Lease Terms on its part and for its benefit as if SHC Properties was the Lessee as referred to therein under a Lease on those terms.

      Furthermore the definition of "Term" in clause 1.2 of the COA Lease Terms shall have the same meaning as in the Permanent Site Freehold Lease.

      (b) SHC Properties shall ensure that no event described in clause 10.1 of the COA Lease Terms shall occur.

6.2   Permanent Site Freehold Lease

      If  whilst  clause 6.1 is in force, the Authority  and  SHC
      Properties comply with their obligations under clause 6.1 in all respects, then the Authority or SHC Properties (as the case may be) will be deemed to have complied with its obligations under the Permanent Site Freehold Lease and shall be under no obligation thereunder.

7.    CASINO COMPLEX MANAGEMENT AGREEMENT

7.1   Casino Complex Management Agreement Valid and Enforceable

      Each  of  the Licensee, SHC Properties, SBA, LPPL  and  the
      Casino Manager covenant with and warrant to the Authority that:

      (a) the Casino Complex Management Agreement is valid, in full force and effect and enforceable in accordance with its terms subject to:

            (i)    any statute of limitations;

            (ii)   any    laws    of    bankruptcy,   insolvency,
                   liquidation,   reorganisation  or  other  laws
                   affecting creditors' rights generally; and

            (iii)  any defence of set-off or counter-claim;

      (b) it has fulfilled or taken all action necessary to fulfill when due all of its obligations under the Casino Complex Management Agreement; and

      (c) there has not occurred any material default or any event which with the lapse of time or election by it shall become a material default under the Casino
            Complex Management Agreement.

                                 15.

7.2   Direction

      Pursuant to section 38 of the Act the Authority directs that section 37 of the Act is to apply to each of SHC Properties, SBA, LPPL, the Casino Manager and SHC Holdings and each of SHC Properties, SBA, LPPL, the Casino Manager and SHC Holdings acknowledges the same.

7.3   Undertakings about Casino Complex Management Agreement

      Each  of  the Licensee, SHC Properties, SBA, LPPL  and  the
      Casino Manager undertakes, represents and warrants to the Authority that:

      (a) it will comply with all of its material obligations under the Casino Complex Management Agreement;

      (b) it will give written notice to the Authority as soon as it becomes aware of any material breach of the Casino Complex Management Agreement;

      (c) it will simultaneously with the giving by it of any material notice under the Casino Complex Management
            Agreement give a copy of the material notice to the Authority;

      (d) it will promptly give to the Authority details of any material disputes under or in relation to the Casino Complex Management Agreement;

      (e)   without  limiting the circumstances where a Variation
            must  not  occur, it will not without the Authority's
            prior   written  consent  Vary  the  Casino   Complex
            Management Agreement;

      (f) it will not without the prior written consent of the Authority assign, novate or otherwise transfer its rights or obligations or any of them under the Casino Complex Management Agreement otherwise than under a Permitted Encumbrance;

      (g)   not used

      (h) it will not without the prior written consent of the Authority give or permit to be created any Encumbrance over its rights under the Casino Complex Management Agreement other than a Permitted Encumbrance; and

      (i) it will not without the prior written consent of the Authority agree to do any of the things described in paragraphs (e) - (h) inclusive.

7.4   Licensee to Procure Certain Compliance by Casino Manager

      The  Licensee  undertakes, represents and warrants  to  the
      Authority  to  procure  that each of SHC  Properties,  SBA,
      LPPL   and  the  Casino  Manager  complies  with  and  duly

                                 16.

      performs their respective material obligations under the Casino Complex Management Agreement.

7.5   Consent to CCA Charge

      The Casino Manager, SBA and LPPL each consent to the creation by the SHC Group of the CCA Charge which includes a charge over the respective rights, title and interest of the SHC Group only in, under and to the Casino Complex Management Agreement and the Casino Manager, SBA and LPPL each acknowledge the right title and interest of the Authority and the State in, under and to the Casino Complex Management Agreement under and by virtue of the provisions of the CCA Charge.

7.6   Termination Notices

      (a) A Terminating Party must provide to the Authority a copy of each notice of that party's intention to terminate the Casino Complex Management Agreement pursuant to clauses 19.1, 21, 28.1 and 29.4 of the Casino Complex Management Agreement at least 10 Business Days prior to the proposed termination date.

      (b)   Each notice given under clause 7.6(a) must specify:

             (i)   the  nature  of the default under  the  Casino
                   Complex Management Agreement;

             (ii)  the  party under the Casino Complex Management
                   Agreement responsible for the default;

             (iii) particulars  of  the events and  circumstances
                   relied on; and

             (iv) the particular provision of the Casino Complex Management Agreement in respect of which the default has occurred and, if the default is capable of remedy, an outline of what acts, matters or things would be required to remedy the default.

7.7   No Termination if Authority Directs

      The Terminating Party must not terminate the Casino Complex Management Agreement if, prior to the proposed termination date contained in the notice referred to in clause 7.6, the Authority gives notice in writing to the Terminating Party directing the Terminating Party not to terminate the Casino Complex Management Agreement. The
      Authority may only give a notice under this clause 7.7 where the termination of the Casino Complex Management Agreement will or could, in the reasonable opinion of the Authority, materially affect the management or operation of the Casino Complex.

7.8   Termination if Authority Directs

      If  a  material  breach on the part of  any  party  to  the
      Casino   Complex  Management  Agreement  other   than   the
      Licensee   occurs  under  the  Casino  Complex   Management

                                 17.

      Agreement, the Licensee must, if directed in writing by the Authority to do so, terminate the Casino Complex
      Management Agreement in accordance with its terms.

7.9   Not to Terminate if Default Remedied

      The Terminating Party agrees with the Authority that the Terminating Party will not exercise its rights of termination under the Casino Complex Management Agreement if, prior to the expiration of the period specified in the notice referred to in clause 7.6, the Authority:

      (a) in the case of a default by the Default Party under an obligation to pay money, pays or procures the payment of that money;

      (b) in the case of a default by the Default Party under any other obligation which is capable of remedy, either remedies that default or takes steps for another person to remedy that default; and

      (c) in the case of a default by the Default Party under any other obligation which is not capable of remedy, pays or procures the payment to the Terminating Party of an amount by way of compensation in respect of the default which is agreed between the Authority and the Terminating Party or, in default of such agreement, determined pursuant to clause 28.

7.10  Notice to Novate Casino Complex Management Agreement

           Where:

      (a) the Terminating Party has given a notice pursuant to clause 7.6 of its intention to terminate the Casino
            Complex Management Agreement; and

      (b) where the Default Party is the Casino Manager, the Licensee has not, within 20 Business Days, appointed a new Casino Manager approved by the Authority on such terms as the Authority and the Licensee may agree, then, without prejudice to the rights of the Authority under clause 7.9, the Authority may prior to the expiration of the period specified in the notice referred to in paragraph (a) give to the Terminating Party a notice of intention to novate the Casino Complex Management Agreement.

7.11  Contents of Novation Notice

      A Novation Notice must:

      (a)   be given by the Authority or a Novation Nominee; and

      (b)   state that:

                                 18.

            (i)    the  Authority or the Novation Nominee  wishes
                   to   novate   the  Casino  Complex  Management
                   Agreement;

            (ii)   the   Authority   or   the  Novation   Nominee
                   requires the  Terminating Party to continue to
                   perform  its  obligations   under  the  Casino
                   Complex Management Agreement; and

            (iii) the Authority or the Novation Nominee agrees to comply with all obligations of the Default Party falling to be performed as from the date of the notice as if the Authority or the Novation Nominee, as the case may be, were as from that time a party to the Casino Complex Management Agreement in place of the Default Party.

7.12  Novation of Casino Complex Management Agreement

      Following the Novation Time:

      (a)   the   Casino   Complex  Management   Agreement   will
            continue in full force and effect;

      (b) the Terminating Party will perform and observe all the obligations on its part contained in the Casino Complex Management Agreement as if the Authority or the Novation Nominee, as the case may be, was at all times a party to the Casino Complex Management Agreement in place of the Default Party;

      (c) the Authority or the Novation Nominee, as the case may be, will from the Novation Time assume all obligations on the part of the Default Party falling to be performed as from the Novation Time under the Casino Complex Management Agreement and will observe and perform all those obligations as if it were from that time a party to the Casino Complex Management Agreement in place of the Default Party; and

      (d) the Default Party will not be released, relieved or discharged from liability for and the Authority will not assume any liability for any fees or other amounts accrued due under the Casino Complex Management Agreement before the Novation Time, or liability for any breach or liability to remedy any breach which the Default Party may have committed before the Novation Time of any provision of the Casino Complex Management Agreement.

8.    S & A AGREEMENT

8.1   S & A Agreements Valid and Enforceable

      Each   S&A  Party  covenants  with  and  warrants  to   the
      Authority in respect of each S&A

                                 19.

      Agreement to which  it  is a party that:

      (a) each S & A Agreement is valid, in full force and effect and enforceable in accordance with its terms subject to:

             (i)   any statute of limitations;

             (ii)  any    laws    of    bankruptcy,   insolvency,
                   liquidation,   reorganisation    other    laws
                   affecting creditors' rights generally; and

             (iii) any defences of set-off or counter claim;

      (b) each of them has fulfilled or taken all action necessary to fulfil when due all of its obligations under the S & A Agreement; and

      (c) there has not occurred any material default or any event which with the lapse of time or election of either of them shall become a material default under any S & A Agreement.

8.2   Direction to SOC

      Pursuant to section 38 of the Act the Authority directs that section 37 of the Act is to apply to SOC and SOC acknowledges the same.

8.3   Undertakings about S & A Agreements

      Each S&A Party undertakes, represents and warrants to the Authority that:

      (a) it will comply with all of its material obligations under each S & A Agreement;

      (b) it will give written notice to the Authority as soon as it becomes aware of any material breach of any S
            & A Agreement;

      (c) it will simultaneously with the giving by it of any material notice under any S & A Agreement give a copy of the material notice to the Authority;

      (d) it will promptly give to the Authority details of any material disputes under or in relation to any S
            & A Agreement;

      (e) without limiting the circumstances where a Variation must not occur, it will not without the Authority's prior written consent Vary any S & A Agreement;

      (f) it will not without the prior written consent of the Authority assign, novate or otherwise transfer its rights or obligations or any of them under any S & A Agreement otherwise than under a Permitted Exception;

      (g)   not used

                                 20.


      (h) it will not without the prior written consent of the Authority give or permit to be created any Encumbrance over its rights under any S & A Agreement other than any Permitted Encumbrance;

      (j) it will not without the prior written consent of the Authority agree to do any of the things described in paragraphs (e) - (h) inclusive.

8.4   Licensee,  Casino  Manager  and  SBA  to  Procure   Certain
      Compliance

      Each of the Licensee, the Casino Manager and SBA undertakes, represents and warrants to the Authority to procure that each of SOC and LPPL complies with and duly performs their respective material obligations under all of the S & A Agreements.

8.5   Termination Notices

      (a) The Terminating Party must provide to the Authority a copy of each notice of that party's intention to terminate any S & A Agreement pursuant to either clause 4 of the Administrative Services Agreement, clause 4 of the Development and Licensibility Agreement, clause 4 of the Management Support Agreement, clause 20 of the Partnership Agreement, clause 7 of the Occupation Licence Agreement (Temporary), or clause 7 of Occupation Licence Agreement (Permanent) at least 10 Business Days prior to the proposed termination date.

      (b)   Each notice given under clause 8.5(a) must specify:

             (i)   the  nature of the default under that  S  &  A
                   Agreement;

             (ii)  the   party   under  that  S  &  A   Agreement
                   responsible for the default;

             (iii) particulars  of  the events and  circumstances
                   relied on; and

             (iv) the particular provision of that S & A Agreement in respect of which the default has occurred and, if the default is capable of remedy, an outline of what acts, matters or things would be required to remedy the default.

8.6   No Termination if Authority Directs

      The Terminating Party must not terminate any S & A Agreement if, prior to the proposed termination date contained in the notice referred to in clause 8.5, the Authority gives notice in writing to the Terminating Party not to terminate that S & A Agreement. The Authority may only give a notice under this clause 8.6 where the termination of that S & A Agreement will or could, in the reasonable opinion of the Authority, materially affect the management or operation of the Casino Complex.

8.7   Termination if Authority Directs

      If  a  material breach on the part of SOC occurs under  the
      Development     and    Licensibility     Agreement,     the
      Administrative   Services  Agreement  or   the   Management

                                 21.

      Support Agreement, the Casino Manager or SBA must, if directed in writing by the Authority to do so, terminate such agreement in accordance with its terms.

8.8   Not to Terminate if Default Remedied

      The Terminating Party agrees with the Authority that the Terminating Party will not exercise its rights of termination under any S & A Agreement if, prior to the expiration of the period specified in the notice referred to in clause 8.5, the Authority:

      (a) in the case of a default by the Default Party under an obligation to pay money, pays or procures the payment of that money;

      (b) in the case of a default by the Default Party under any other obligation which is capable of remedy, either remedies that default or takes steps for another person to remedy that default; and

      (c) in the case of a default by the Default Party under any other obligation which is not capable of remedy, pays or procures the payment to the Terminating Party of an amount by way of compensation in respect of the default which is agreed between the Authority and the Terminating Party or, in default of such agreement, determined pursuant to clause 28.

8.9   Notice to Novate an S & A Agreement

      Where the Terminating Party has given a notice pursuant to clause 8.5 of its intention to terminate any S & A Agreement then, without prejudice to the rights of the Authority under clause 8.8, the Authority may prior to the expiration of the period specified in the notice give to the Terminating Party a notice of intention to novate that S & A Agreement.

8.10  Contents of Novation Notice

      A Novation Notice must:

      (a)   be given by the Authority or a Novation Nominee; and

      (b)   state that:

            (i) the Authority or the Novation Nominee wishes to novate a S & A Agreement;

            (ii)   the   Authority   or   the  Novation   Nominee
                   requires the Terminating Party to continue to perform its obligations under that S & A
                   Agreement; and

            (iii) the Authority or the Novation Nominee agrees to comply with all obligations of the Default Party falling to be performed as from the date of the notice as if the Authority or the Novation Nominee, as the case may be, were as from that time a party to

                                 22.

                    that S & A Agreement  in place of the Default
                    Party.

8.11  Novation of an S & A Agreement

      Following the Novation Time:

      (a)   the  S & A Agreement the subject of a Novation Notice
            ("RELEVANT S & A AGREEMENT") will continue in full force and effect;

      (b) the Terminating Party will perform and observe all the obligations on its part contained in the Relevant S & A Agreement as if the Authority or the
            Novation Nominee, as the case may be, was at all times a party to the Relevant S & A Agreement in place of the Default Party;

      (c) the Authority or the Novation Nominee, as the case may be, will from the Novation Time assume all obligations on the part of the Default Party falling to be performed as from the Novation Time under the Relevant S & A Agreement and will observe and perform all those obligations as if it were from that time a party to the Relevant S & A Agreement in place of the Default Party; and

      (d) the Default Party will not be released, relieved or discharged from liability for and the Authority will not assume any liability for any fees or other amounts accrued due under the Relevant S & A Agreement before the Novation Time, or liability for any breach or liability to remedy any breach which the Default Party may have committed before the Novation Time of any provision of the Relevant S & A Agreement.

9.    ASSIGNMENT DEED

      Each of the Casino Manager and SBA covenants with and warrants to the Authority that:

      (a) the Assignment Deed is valid, in full force and effect and enforceable in accordance with its terms subject to:

             (i)   any statute of limitations;

             (ii)  any    laws    of    bankruptcy,   insolvency,
                   liquidation,  reorganisation   or  other  laws
                   affecting creditors' rights generally; and

             (iii) any defences of set-off or counterclaim;

      (b) each of them has fulfilled or taken all action necessary to fulfil when due all of its obligations under the Assignment Deed; and

      (c) there has not occurred any material default or any event which with the lapse of time or election of either of them shall become a material default under the Assignment Deed.

                                 23.


10.   O & M AGREEMENTS

10.1  Existing O & M Agreements

      Each  of  the SHC Group and the Casino Manager warrant  and
      represent  to  the  Authority  that  as  at  the  time   of
      execution of this Deed there are no O & M Agreements.

10.2  Pre-Conditions to Future O & M Agreements

      Each of the SHC Group and the Casino Manager shall procure that no O & M Agreement to which it is a party, or to which it will be assigned the benefit of and/or the right title and interest under, will be entered into unless:

      (a) the SHC Group or the Casino Manager (as the case may be) has notified the Authority of the details of the proposed O & M Agreement at least 14 days (or such shorter period as the Authority may approve in a particular case) before entering into it; and

      (b) the Authority has not within that 14 days (or the shorter approved period) notified the SHC Group or the Casino Manager (as the case may be) that it objects to the proposed O & M Agreement; and

      (c)   the   parties   to   the  O  &   M   Agreement   have
            simultaneously  entered  into  a  O  &   M   Novation
            Agreement with the Authority.

10.3  Undertakings About O & M Agreements

      Each of the SHC Group and the Casino Manager undertakes, represents and warrants to the Authority that in respect of the O & M Agreements to which it becomes a party, or to which it will be assigned the benefit of and/or the right title and interest thereunder:

      (a) it will comply with all of its material obligations under the O & M Agreements and will use its best endeavours to procure compliance by each O & M Provider with all of its material obligations under the O & M Agreements;

      (b) it will give written notice to the Authority as soon as it becomes aware of any material breach of any O
            & M Agreement by any party thereto including itself;

      (c) it will simultaneously with the giving or receipt by it or by any O & M Provider of any material notice under any O & M Agreement give a copy of the notice to the Authority;

      (d) it will promptly give to the Authority details of any material disputes under

                                 24.

            or in relation to the  O & M Agreements;

      (e) without limiting the circumstances where a Variation must not occur, it will not without the Authority's prior written consent Vary the O & M Agreement.

      (f) it will procure that without the prior written consent of the Authority no rights or obligations under any O & M Agreement are assigned, novated or otherwise transferred other than under a Permitted Encumbrance; and

      (g) it will not without the prior written consent of the Authority give or permit to be created, or agree to give or permit to be created, any Encumbrance other than a Permitted Encumbrance over its rights under any O & M Agreements.

10.4  SHC   Group   and   (Casino  Manager  to  Procure   Certain
      Compliance

      Each of the SHC Group and the Casino Manager shall in respect of the O & M Agreements to which it becomes a party, or to which it assigned the benefit and/or the right title and interest thereunder, use its best endeavours to procure performance of and compliance by each O&M Provider with all of its obligations under the O & M Agreements.

10.5  Restrictions  on  Termination  by  SHC  Group  or   (Casino
      Manager

      (a) Each of the SHC Group and the Casino Manager shall in respect of the O & M Agreements to which it becomes a party, or to which it will be assigned the benefit of and/or the right title and interest thereunder, procure that no notice to terminate an O & M Agreement is given by the SHC Group or the Casino Manager unless a copy of the proposed notice has first been provided to the Authority and the Authority has not within 14 days after receipt of that proposed notice directed in writing that the O & M Agreement concerned is not to be terminated.

      (b) If the Authority gives such a direction the SHC Group and the Casino Manager shall in respect of the O & M Agreements to which it becomes a party, or to which it will be assigned the benefit of and/or the right title and interest thereunder, procure that it is complied with.

10.6  Termination if Authority Directs

      Without limiting clause 10.3, each of the SHC Group and the Casino Manager shall in respect of the O & M Agreements to which it becomes a party, or to which it will be assigned the benefit of and/or the right title and interest thereunder, enforce or procure enforcement of its rights under the O & M Agreements in accordance with any direction in writing to do so by the Authority. In particular but without limiting and without in any way limiting the Authority's powers under section 39 of the Act,

                                 25.

      if a material breach on the part of a party (not being the SHC Group or the Casino Manager) occurs under an O & M Agreement, the SHC Group or the Casino Manager, as the case may be, shall, if directed in writing by the Authority to do so, terminate the O & M Agreement in question in accordance with its terms.

11.   NO COMPETITION

11.1  Non Competition

      (a) Each Contracting Party covenants with and undertakes to the Authority that it will not directly or indirectly:

             (A)    (i)  do  any of the things specified  in
                         Part A of Schedule 10;

                    (ii) (AA) on its own account;

                         (BB) jointly  with or on behalf  of  any
                              other  person,  firm,  company   or
                              trust;

                         (CC) as   a   shareholder,   consultant,
                              partner,  joint venture participant
                              or in any other capacity;

                    (iii)     for the periods specified in Part B
                              of Schedule 10;

      or

             (B)   at  any  time during the periods specified  in
                    Part B of Schedule 10 be entitled (within the meaning of section 609 of the Corporations
                    Law) to shares in any body corporate or interests in any trust doing any of the things referred to in Part A of Schedule 10.

      (b)   The   Authority   may,  upon  the  request   of   any
            Contracting Party having given such an undertaking as set out at clause 11.1 (a), vary that undertaking in its complete and unfettered discretion.

11.2  Severance

      If any part of any provision or any part of a provision of clause 11.1 ("Provisions"), or the application of any part or provision or part of a provision of clause 11.1 to any person or circumstance (for the purposes of this clause
      11.2 only "Applications"), on its true interpretation is determined to be void, invalid or otherwise unenforceable, that Provision or Application shall be read down to such extent as may be necessary to ensure that it is not void, invalid or unenforceable and as may be reasonable in all the circumstances so as to give full and as valid an operation as possible. Any such determination shall not affect any other Provisions or Applications all of which other Provisions or Applications shall remain in full force and effect. In the event that the infringing Provision or Application cannot be so read down, it shall be deemed void and severable to the extent that it is void or to the extent of the voidability, invalidity or unenforceability and shall be deemed deleted from this
      Deed to the same extent and effect as if never incorporated herein but the remainder of clause 11. 1 shall remain in

                                 26.

      full force and effect. It is the intention of the parties that if any Provision or Application of this Deed is susceptible logically and reasonably of two or more constructions, one of which would render the Provision or Application enforceable and the other or others of which would render the Provision or Application unenforceable, then the Provision or Application shall have the meaning which renders it enforceable.

12.   CASINO OPERATIONS AND MANAGEMENT

12.1  Best Practice Covenant

      The   SHC  Group  covenants  with  and  undertakes  to  the
      Authority that:

      (a)   it  shall  use  its best endeavours  to  conduct  and
            manage   the  operations  of  the  Casino   and   the
            Ancillary Facilities in the manner contemplated by paragraph (b);

      (b)   the  operations  of  the  Casino  and  the  Ancillary
            Facilities will be conducted and managed:

             (i) at a first-class international standard for casinos and casino complexes in general having regard to the best operating practices at them and will be conducted in an efficient and commercially fair and reasonable manner and to standards of the highest integrity; and

             (ii)  to the standards set out in Schedule 11.

12.2  Incorporation of the Application

      (a) The Application is hereby incorporated by reference into this Deed.

      (b)   The   Licensee  covenants  and  undertakes  with  the
            Authority  to and where necessary, procure  that  SHC
            Properties and SHC Holdings will:

             (i)   operate   and  conduct  the  Casino  and   the
                   Ancillary Facilities in accordance with the Application; and

             (ii)  provide    all   the   features,   facilities,
                   attractions and services and described in the Application.

12.3 Gaming Equipment

      (a) The Licensee will procure gaming equipment for use in the Casino which will be suitable for the purpose of lawful gaming in the Casino and which will be sufficient to enable the Licensee to conduct gaming operations at the Casino in accordance with the Application. The gaming equipment shall comply with the requirements of the Act. The Authority acknowledges that the Casino Manager, as agent of the Licensee, may be procuring the gaming equipment for use in the Casino.

                                 27.


      (b)   The Licensee hereby acknowledges and declares that:

             (i) it will at all relevant times own the gaming equipment which is used in the Casino free and clear from any Encumbrances other than the Permitted Encumbrances and as a beneficial owner; and

             (ii) it shall not dispose of such gaming equipment, unless the Authority gives its prior written consent to the Licensee permitting it to do otherwise, such permission not be unreasonably withheld.

      (c) The Licensee hereby agrees to replace any gaming equipment which proves defective or which becomes no longer operational so as to maintain at all times a sufficient quantity of Gaming Equipment which will be suitable for the purpose of lawful gaming at the Casino and complies with the requirements of this clause 12.3 and which will enable the Licensee to conduct gaming operations at the Casino.

      (d) For the purposes of assisting the Authority and the Director in the performance of their respective obligations and duties under the Act, including without limitation, under sections 68 and 69 of the Act, the Licensee shall procure that an independent expert approved by the Authority will certify to the Authority that, in its opinion, the gaming equipment provided by the Licensee from time to time complies with the requirements of the Act and regulations passed thereunder and this Deed whenever the Authority requests such a certificate to be provided.

12.4  Games

      (a) The Licensee may, subject to the Act, conduct in the Casino only the games permitted in accordance with the provisions of the Act.

      (b)    (i)   The  Licensee will  notify  the  Authority  of
                   of  any  other   game  which  it  proposes  to
                   conduct at the Casino, or any amendment to the rules of any game which it conducts at the Casino, earlier than 121 days prior to the date on which the Licensee proposes to introduce the game or rule amendment in the Casino.

             (ii)  Such notification will set out:

                   (A) the proposed rules of the game or the proposed amendments to the rules of the game; and

                   (B) the Licensee's estimates of gross revenue which will be attributable to that game or the benefits of the proposed amendments to the rules; and

                   (C)  the estimated direct costs attributable  to
                        conducting   the  game  or   the   proposed
                        amendments to the rules.

             (iii) Upon  receipt  of  such  notice,  the  Authority
                   will consult with the Licensee with a view to determining whether or not the Authority ought to approve the conduct of the game in the Casino or the

                                 28.

                   amendment to the rules of the game in the Casino.

             (iv) The Authority shall have reasonable regard to, amongst other matters which it considers relevant it its absolute discretion, the interests  of  the  Licensee  when  determining
                   whether or not to approve the proposed conduct of the game in the Casino.

             (v) The Director may make recommendations to the Authority regarding:

                   (A) the proposed conduct of a game in the Casino and the rules of such game; and

                   (B) a proposed amendment to the rules of a game conducted in the Casino; pursuant to section 104(1)(e) of the Act.

             (vi) The Authority shall notify the Licensee of its determination regarding a proposed game and its rules or a proposed amendment to the rules of a game not later than 120 days after Receipt of the notice from the Licensee or as soon as practicable thereafter following
                   completion  of  the  consultations   with  the
                   Licensee.

      (c)    (i)   The  Authority  may propose to the Licensee by
                   notice a game which it would like the Licensee to consider conducting at the Casino.

             (ii) Upon receipt of such notice, the Licensee shall prepare a report on the advisability of the game and its estimates of gross revenue attributable to such game and estimated direct costs attributable to such game.

             (iii) Such   report  shall  be  furnished   by   the
                   Licensee,   in  a  timely   manner,   to   the
                   Authority for its consideration.

             (iv) Upon receipt of such report, the Authority will consult with a view to agreeing whether or not the Licensee should be directed to conduct such game at the Casino.

             (v) After having reasonable regard to the interests of the Licensee, the Authority may notify the Licensee to conduct such game at the Casino upon such rules as the Authority may direct.

12.5  Advertising, Marketing and Promotion

      (a)   The  Licensee  shall  consistently  with  clause   12
            advertise, market and promote the Casino and the Ancillary Facilities with the objective of ensuring the Casino is fully and regularly patronised.

      (b) The Licensee shall expend the amount (plus or minus 10%) provided in each budget, a copy of which shall be provided to the Authority on request, on advertising, marketing and promotions on such media, events and activities as it considers most suitable to achieve the objective set out in clause 12.5(a).

                                 29.


      (c) The Licensee shall certify, quarterly, in writing to a person nominated by the Authority the amounts which it has expended on advertising, marketing and promotions in the period covered by such certificate, which certificate is to contain a breakdown of the amounts expended on the various categories of expenditure.

12.6  Not used

13.   GENERAL RESPONSIBILITY TO INFORM AUTHORITY

13.1  General Responsibility to Inform

      The Casino Manager and the SHC Group shall at all times keep the Authority fully informed of all material aspects of the operation of the Casino Complex and shall immediately report any occurrence which would materially adversely effect the Casino Complex.

l3.2  Litigation

      Without limiting clause 13.1, the Contracting Parties shall immediately notify the Authority of any litigation, arbitration or other dispute subject to a resolution process to which any of them is a party or with which any of them is involved which could materially affect their ability to perform their respective obligations under this Deed, the Licence, the Casino Complex Management Agreement or an S & A Agreement.

14.   INSPECTION OF RECORDS AND ACCESS TO PREMISES

      The Casino Manager and the SHC Group shall, after receipt of reasonable notice from the Authority, permit authorised representatives of the Authority (including its employees, agents and advisers) and the Director:

      (a)   to  enter  upon any part of the Casino and  Ancillary
            Facilities at all reasonable times;

      (b)   to  examine  or  inspect  the  Casino  and  Ancillary
            Facilities,   their   contents  and   all   equipment
            necessary for their operation and determine whether such equipment is in proper operating order;

      (c)   to  examine or inspect all books of account and other
            records   relating  to  the  Casino,  the   Ancillary
            Facilities, the SHC Group or the Casino Manager and to take copies or extracts from them;

      (d) to determine whether the obligations of the SHC Group and the Casino Manager under this Deed, the Casino Complex Management Agreement, the Licence and the Transaction Documents have been complied with;

      (e) to observe the cash count system or any actual counting; and

                                 30.


      (f)   to inspect or test security monitoring systems.

15.   REGULAR MEETINGS WITH AUTHORITY

15.1  Information

      The SHC Group and the Casino Manager agree to provide the Authority with such information from time to time as the Authority may require to ensure the Authority is, in its opinion, adequately informed in relation to:

      (a) the management and operation of the Casino and the Ancillary Facilities;

      and

      (b)   the  performance  by  the SHC Group  and  the  Casino
            Manager of their obligations under this Deed, the Casino Complex Management Agreement, the Licence and the Transaction Documents.

15.2  Regular Meetings

      Subject to clause 15.3 the Authority may, for the purposes of clause 15.1, request that the representatives of the SHC Group and the Casino Manager attend meetings with the Authority on reasonable written notice (which shall depend on the circumstances) at such times and places as specified in such notice. The Authority shall not request more than one such meeting in any three month period.

15.3  Other Meetings

      The Authority may request that the representatives of the SHC Group and the Casino Manager attend meetings with the Authority on reasonable written notice (which shall depend on the circumstances) where the Authority suspects or forms the view that any of the following events have occurred, or that any act, matter or thing has arisen which could lead to any of the following events occurring:

      (a)   the breach of any condition of the Licence; or

      (b)   the   breach   of  any  clause  of  any   Transaction
            Document.

15.4  Agenda

      The Authority will include in the notice of a meeting under this clause 15 an agenda of the matters proposed to be discussed at the meeting.

15.5  Representatives

      For the purposes of clause 15, the representatives required to attend meetings shall be those persons as determined by the Authority from time to time in consultation with the SHC Group and the Casino Manager, provided that such persons shall include the

                                 31.

      Managing Director  of  the SHC Group or the Chief Executive
      Officer of the Casino Manager only where:

      (a) the Authority reasonably requires their presence to consider or discuss the matters to be dealt with at that meeting; and

      (b) such persons have not been able to persuade the Authority that their personal attendance is not required for the Authority to consider the matters proposed to be discussed as outlined in the agenda referred to in clause 15.4.

15.6  Minutes

      The SHC Group shall prepare accurate minutes of each meeting referred to in clause 15 and shall deliver copies of the minutes to the Authority and the Casino Manager within 3 Business Days after each meeting.

16.   NOT USED

17.   FORCE MAJEURE

17.1 If by reason of an Event of Force Majeure, a Contracting Party (affected Contracting Party) is or reasonably expects to be wholly or partially unable to carry out any of its obligations under this Deed, it shall give to the Authority prompt notice of the Event of Force Majeure once it becomes aware of the same and the obligations affected together with full particulars of all relevant matters including:

      (a)   details of the Event of Force Majeure;

      (b)   identification    of   the   obligations    hereunder
            affected;

      (c)   details  of  the action that the Affected Contracting
            Party has taken to remedy the situation and details of the action that it proposes to take to remedy the situation;

      (d)   an  estimate  of the time during which  the  Affected
            Contracting Party will be unable to carry out its obligations due to the Event of Force Majeure; and

      (e)   an   estimate   of  the  costs  that   the   Affected
            Contracting Party will incur to remedy the situation and its proposed funding arrangements.

17.2  Upon  the  notice  under  clause  17.1  being  given,   the
      Affected Contracting Party shall be obliged to provide the Authority with all relevant information pertaining to the Event of Force Majeure.

17.3        (a)   Upon  the notice under clause 17.1 having  been
            given,   any   party   may  immediately   request   a
            consultation with the other parties in order to reach

                                 32.

            agreement as to the best way of resolving the situation.

      (b) If no such request is made within 5 Business Days, or no agreement is reached between the parties within 15 Business Days of such request being made, then subject to clause 17.4, clause 17.5 will apply.

17.4 Within 5 Business Days of the Affected Contracting Party providing a notice under clause 17.1 to the Authority (notice), the Authority may notify the Affected Contracting Party that it disputes the contents of the Notice (including without limitation, the existence of the Event of Force Majeure or the obligations claimed to be affected by the Event of Force Majeure), in which event clause 28 shall apply.

17.5  Subject to clauses 17.3 and 17.4:

      (a) the obligations of the Affected Contracting Party, identified in the notice issued under clause 17.1 or, if clause 17.4 applies, the obligations in such notice which are determined by dispute resolution (under clause 28) to be affected (other than under this clause 17 and any other clause which is expressed to survive this clause 17.5(a)), shall be suspended from the date the notice under clause 17.1 was given but only to the extent and for so long as the period that such obligations are genuinely affected by the Event of Force Majeure; and

      (b) the Affected Contracting Party shall not be deemed to be in default under this Deed insofar as its failure or delay in the observance or performance of its obligations specified in the notice given under clause 17.1 or, if clause 17.4(b) applies, the obligations in such notice which are determined by dispute resolution (pursuant to clause 28) to be affected, are caused by the Event of Force Majeure,

      PROVIDED THAT if for any reason the Event of Force Majeure continues for more than 20 Business Days from the date of the notice issued under clause 17.1 then the Authority may terminate this Deed with respect to the Affected Contracting Party and will not be liable to pay any form of compensation to the Affected Contracting Party (other than existing liabilities owed by the Authority to the Affected Contracting Party at the time of termination).

17.6  Upon   an   Affected  Contracting  Party  being   able   to
      recommence the fulfilment of the obligations under this Deed previously affected by a notified Event of Force
      Majeure:

      (a) it shall give to the Authority prompt notice of the same; and

      (b)   the period of an Event of Force Majeure shall end.

17.7  Upon  an  Event of Force Majeure coming to an end  pursuant
      to   clause  17.6  the  Affected  Contracting  Party  shall
      immediately  recommence the fulfillment of the

                                 33.

      obligations  which  were  so  previously  affected PROVIDED
      THAT where the occurrence of the Event of Force Majeure has resulted in that Affected Contracting Party not complying with an obligation within the time limit specified in this Deed for the performance of that obligation, then the time for performance of that obligation shall be extended for the shorter of the period of the Event of Force Majeure (being the time between the date on which the notice under clause 17.1 was received by the Authority and the date on which the notice under clause
      17.6 was received by the Authority inclusive), and the period it would take a person of a first class standard of competence acting diligently to perform the obligation.

17.8  (a)   Upon  a  notice  under  clause  17.1   being   given,
            where   the  Affected  Contracting  Party  reasonably
            expects  that  the occurrence of the Event  of  Force
            Majeure  will  result  in  the  Affected  Contracting
            Party  not  complying with an obligation  within  the
            time   limit   specified  in  this   Deed   for   the
            performance    of    that    obligation     (affected
            Obligation.),  the  Affected  Contracting  Party  may
            apply  by notice in writing to the Authority  for  an
            extension  of  time  for  the  performance   of   the
            Affected Obligation. Such notice shall state  a  fair
            and  reasonable estimate of the time by which in  the
            opinion   of  the  Affected  Contracting  Party   the
            Affected Obligation could be performed.

      (b) Within 5 Business Days of receipt by the Authority of a notice under clause 17.8(a), the Authority will make a determination (in its absolute discretion) on the Affected Contracting Party's application for an extension of time and shall promptly provide the Affected Contracting Party with notice of the determination.

      (c) Within 10 Business Days of the Affected Contracting Party receiving a notification of a determination under clause 17.8(b) from the Authority, the Affected Contracting Party may notify the Authority that it disputes the refusal of an extension of time or the length of the extension of time, and in that event the matter shall be referred for dispute resolution pursuant to clause 28.

17.9 The foregoing provisions of this clause 17 shall not apply to excuse performance of:

      (a)   any obligation to pay money under this Deed; or

      (b) any obligation of any Contracting Party other than the Affected Contracting Party.

17.10 Each Contracting Party shall, at its cost, use its best endeavours to overcome an Event of Force Majeure or remedy the disability resulting therefrom as promptly as possible including making reasonable expenditures of funds provided always that such party shall not be required hereby to settle any labour dispute on terms contrary to its wishes nor to test the validity of any law, regulation, decree or order by way of legal proceedings.

                                 34.


18.   COVENANTS, WARRANTIES AND INDEMNITIES

18.1  Continuing Covenants and Warranties

      Unless otherwise expressly stated, the covenants, warranties, representations and undertakings given in this Deed are made as at the date of this Deed and are deemed repeated on each date on which the Authority requests in writing that the relevant Contracting Party repeat the covenants, warranties, representations and undertakings and in any event, every 3 months after the date of this Deed.

18.2  Covenants and Warranties True and Accurate and Separate

      It is a term of this Deed that each of the covenants, warranties, representations and undertakings given in this Deed are true and correct in every respect and shall be construed separately, and the meaning of each shall in no way be limited by reference to any other clause or paragraph contained herein.

18.3  Covenants and Warranties Survive Termination

      Each of the covenants, warranties, representations and undertakings herein shall remain in full force and effect on and after any termination of this Deed for any reason whatsoever.

18.4  Notice of Any Breach of Covenants and Warranties

      The SHC Group, the Casino Manager and the S & A Provider shall immediately give notice in writing to the Authority of any breach of any of the representations warranties covenants or undertakings of this Deed. No such notification shall affect or in any way limit the liability of the SHC Group, the Casino Manager or the S & A Provider.

18.5  Indemnity in Respect of Breach

      Each Contracting Party hereby indemnifies and shall at all times keep indemnified each of the Authority and the State against any and all loss, damage, claims, penalties, liabilities and expenses (including special, indirect and consequential damages and legal costs on the higher of a full indemnity basis or a solicitor and own client basis and without the need for taxation) whatsoever caused or contributed to by breach of this Deed (including clauses
      6.1 and 19. l(b) and (c)) by the Contracting Party, including without limitation as a result of:

      (a) the payment, omission to make payment or delay in making payment of any amount referred to in or contemplated by this Deed;

      (b)   a  breach  of  any  of  its obligations,  warranties,
            covenants,  undertakings  or  representations   under
            this Deed;

                                 35.


      (c) any damage to property or death of or injury to any person of any nature or kind.

18.6  Indemnity Against Third Party Claims

      Each Contracting Party hereby indemnifies and shall at all times keep indemnified each of the Authority and the State against any and all claims, actions, demands, loss, damages, liabilities and expenses (including special, indirect and consequential damages and legal costs on the higher of a full indemnity basis or a solicitor and own client basis and without the need for taxation) brought or claimed by any third party, in connection with the performance by the Contracting Party of its obligations under this Deed.

18.7  Indemnity Payable on Demand

      Any moneys payable under any of the indemnities in this clause 18 shall be payable within 5 Business Days of demand.

19.   CONTRACTING PARTY'S RIGHT OF REMEDY AND AUTHORITY'S  RIGHTS
      OF TERMINATION

19.1  Remedy of Breach

      If any breach of the nature referred to in paragraphs (a) to (d) inclusive of the definition of Event of Default occurs (including for the avoidance of doubt a failure to comply with clause 6.1(b) in respect of the COA Lease Terms):

      (a) the Authority may issue a notice to the Licensee specifying the breach ("Default Notice"); and

      (b) if the breach is capable of remedy, the Licensee shall cause the breach to be remedied (which in the case of a monetary obligation shall include payment of interest pursuant to clause 20.1 of this Deed) to the satisfaction of the Authority within the time specified in the Default Notice, which time shall be not less than:

             (i)   2  Business  Days after issue of  the  Default
                   Notice, in the case of an event referred to in paragraph (a) of the definition of Event of Default; or

             (ii) 10 Business Days after the issue of the Default Notice, in the case of an event referred to in any of paragraphs (b) to (d) inclusive of the definition of Event of Default; or

      (c) if the breach is not capable of remedy, the Contracting Parties shall comply with any requirements in relation to such breach or redress the prejudice arising from the breach in the manner specified in the Default Notice, whether by the payment of compensation or damages or otherwise, within

                                 36.

            the time specified in the Default Notice which time shall not be less than 5 Business Days after the issue of the Default Notice.

19.2  Obligation Default Notices

      If there is:

      (a) an occurrence of an event referred to in any of paragraphs (e) to (i) inclusive of the definition of Event of Default in respect of any Contracting
            Party; or

      (b)   a  breach  of  clause 19.1 by any Contracting  Party;

      then  the Authority may issue a notice ("Obligation Default
      Notice") to the Licensee specifying the breach as an Obligation Default.

19.3  Deemed Notice

      All Contracting Parties agree and acknowledge that upon receipt or deemed receipt of a Default Notice pursuant to clause 19.1 or an Obligation Default Notice pursuant to clause 19.2 (as the case may be) by the Licensee, the Default Notice or the Obligation Default Notice (as the case may be) whether addressed to the Licensee and/or any other Contracting Party shall be thereupon deemed received by all Contracting Parties for the purposes of this clause 19.

19.4  Obligation Licence Conditions

      If  the  breach specified in the Obligation Default  Notice is not remedied, or the prejudice arising from the breach (as specified in the Obligation Default Notice) is not redressed,  in  either  case to  the  satisfaction  of  the
      Authority within 10 Business Days after the issue of the Obligation Default Notice, then the obligation the breach of which has given rise to the Obligation Default Notice, shall thereupon and without more be considered to be a condition of the Licence which shall have been contravened.

19.5 Authority may amend Conditions of Licence, cancel or suspend Licence

      Each Contracting Party acknowledges and agrees that upon the occurrence of an Obligation Licence Condition the Authority may amend the conditions of the Licence, or cancel or suspend the Licence pursuant to section 23 of the Act.

20.   DEFAULT INTEREST

20.1 If any Contracting Party makes default in payment of any money payable under this Deed (including under this clause), or if the Authority shall expend any moneys under or pursuant to this Deed consequent upon any breach by any Contracting Party of its provisions, the relevant Contracting Party shall pay to the Authority interest (both

                                 37.

      before as well as after any judgment) on such overdue moneys at the Default Rate from and including the date when such moneys originally fall due for payment up to the date they are paid or satisfied, and shall likewise pay to the Authority interest on moneys so expended at the Default Rate from the date the same are expended by the Authority until repaid by the Contracting Party or otherwise satisfied. Interest as aforesaid shall be calculated daily and compounded monthly.

20.2 For the avoidance of doubt, it is the intention of the parties that where interest is payable under sub-clause
      10.8 of the COA Lease Terms on any sum payable under the COA Lease Terms, clause 20.1 of this Deed does not operate to make interest payable on the same again. In other words there should be no double-counting of interest payments on the same sum.

21.   Not used

22.   AUTHORITY'S STATUTORY OBLIGATIONS AND DISCRETIONS

22.1  No Fetter of Powers, Rights, Obligations and Discretions

      Nothing in this Deed shall be taken as, nor is capable of, fettering or prejudicing the powers, rights, obligations and discretions imposed or conferred on the Authority under the Act or imposing on the Authority any obligation or restriction which conflicts with those powers, rights, obligations and discretions.

22.2  Authority to Consider Act

      In giving any approvals or exercising any powers, rights or discretions under this Deed, the Authority will have regard to the provisions of the Act, including without limitation its objects specified in section 140.

22.3  Directions by Authority

      Unless otherwise expressly provided, no provision in this Deed shall be taken to be a direction by the Authority under the Act, including without limitation under sections
      29, 30, 32 and 38.

23.   EXPENSES AND STAMP DUTY

23.1  Expenses

      The SHC Group must on demand reimburse the Authority for and keep the Authority indemnified against all expenses, including all legal fees, costs and disbursements on a solicitor/own client basis and without the need for taxation, incurred by the Authority in connection with:

      (a)   any   subsequent  consent,  agreement,  approval   or
            waiver under or amendment of this Deed or the Transaction Documents; and

                                 38.


      (b) the exercise, enforcement, preservation, attempted enforcement or preservation of any rights under this Deed or the Transaction Documents, including without limitation any expenses incurred in the evaluation of any matter of material concern to the Authority.

23.2  Stamp Duty and Other Taxes

      The SHC Group will be liable to:

      (a) pay all stamp duties, registration and similar Taxes, including fines and penalties, financial institutions duty and federal debits tax in connection with the execution, delivery, performance, enforcement or attempted enforcement of this Deed or any payment or other transaction under or contemplated in this Deed; and

      (b) indemnify and keep indemnified the Authority against any loss or liability incurred or suffered by it as a result of the delay or failure by the SHC Group to pay Taxes.

24.   ASSIGNMENTS

24.1  Assignment Subject to Act

      Each party's ability to assign, encumber or otherwise dispose of their rights and obligations under this Deed is subject to section 142(4) of the Act.

24.2  Assignment by Contracting Party

      Without limiting the application of, and in addition to, clause 24.1 no Contracting Party may assign, transfer, Encumber or otherwise dispose of all or any part of its rights or obligations under this Deed other than by way of the Permitted Encumbrance unless the Authority has given its prior written consent which consent can be withheld or made subject to any requirements specified by the Authority in its absolute discretion, PROVIDED THAT to the extent to which there is a ministerial consent or approval in respect of such rights or obligations under the
      Minister's Approval and Consent Acknowledgement the Authority shall be deemed for the purposes of this clause
      24.2 to have given its prior written consent.

24.3  Assignment by Authority

      The Authority may at any time assign its rights and obligations under this Deed to:

      (a) any other statutory corporation or authority, any government department or agency which has taken over the functions or objects of the Authority under the Act; or

      (b)   the  New  South Wales Government,

                                 39.

            provided that the assignee has executed a deed agreeing to be bound by the terms of this Deed as if it were an original party in place of the Authority.

25.   VARIATION OF DEED

25.1 If any party (the "Proposing Party") proposes a variation to the terms of this Deed (including without limitation the Schedules and Exhibits), the Proposing Party shall submit to each of the other parties ("Other Parties") a notice in writing ("Variation Proposal") specifying all details of the proposed variation including full details of all financial, corporate, timing and operations and other changes to the Application.

25.2 Each of the Other Parties shall within 20 Business Days after receipt of a Variation Proposal or such longer period as may be agreed between the parties advise in writing of its approval or rejection of the Variation Proposal.

25.3 Failure to respond within the time period referred to in clause 25.2 shall be deemed to be a rejection.

25.4 Where approval under clause 25.2 has been given to a Variation Proposal then each party shall duly execute a formal amending agreement or agreements (as the case may
      be) to effect the Variation Proposal ("Variation Agreement") whereupon (and not before) the parties shall be bound thereby PROVIDED THAT the Variation Agreement shall have no force or effect and shall not be deemed to have been entered into by the Authority unless and until the Authority has received the approvals of the Minister thereto required pursuant to section 142 of the Act (and each Variation Agreement shall contain an express provision to this effect unless such approvals have previously been obtained). If the Variation Agreement is not duly executed by any party or the Ministerial approvals referred to above are not received within 30 Business Days after the date of approval of each of the Other Parties under clause 25.2 then the Variation Proposal shall be deemed rejected and any Variation Agreement shall have and shall be deemed for all purposes, never to have had, any force or effect.

26.   GOVERNING LAW AND JURISDICTION

26.1  Governing Law

      This Deed is governed by and construed in accordance with the laws of the State.

26.2  Jurisdiction

      (a) Each party irrevocably submits to and accepts, generally and unconditionally, the non-exclusive jurisdiction of the courts and appellate courts and mediation and arbitration processes of the State with respect to any action or proceedings which may be brought at any time relating in any way to this Deed.

      (b) Each party irrevocably waives any objection it may now or in the future

                                 40.

            have to the venue of any action or proceeding, and any claim it may now or in the future have that any action or proceeding has been brought in an inconvenient forum.

      (c) Each party irrevocably waives any immunity in respect of obligations under this Deed that it may acquire from the jurisdiction of any court or any legal or arbitration process for any reason including without limitation, the service of notice, attachment prior to judgement, attachment in aid of execution or execution.

27.   NO REPRESENTATION BY OR RELIANCE ON AUTHORITY

      Each Contracting Party acknowledges and confirms that:

      (a) it has relied on its own inquiries as to all other parties to this Deed, including the nature and extent of the entire relationship between them whether or not recorded in this Deed, and the nature and effect of this Deed; and

      (b) it has not entered into this Deed in reliance on or as a result of any representation, warranty, promise, statement, conduct or inducement by or on behalf of the Authority otherwise than as embodied in the CCA Project Documents, or as notified in writing by that party to it before the date of this Deed.

28.   DISPUTE RESOLUTION

28.1 A Party must not commence or maintain any action or court proceedings (except proceedings seeking interlocutory relief) in respect of a dispute or difference as to any matter relating to or arising under this Deed ("Dispute") unless it has complied with this clause 28.

28.2 A Party claiming that a Dispute has arisen must notify the other Parties giving details of the Dispute.

28.3  Within  3  Business  Days after a  notice  is  given  under
      clause  28.2,  each  Party  must   nominate  in  writing  a
      representative authorised to settle the Dispute on its behalf ("Representative").

28.4 During the period of 10 Business Days after a notice is given under clause 28.2 (or any longer period agreed between the Parties), each Party must ensure that its Representative uses his or her best endeavours, with the other Representatives to:

      (a)   resolve the Dispute; or

      (b)   agree  on  a  process to resolve the Dispute  without
            court   proceedings  (e.g.  mediation,  conciliation,
            executive    appraisal    or    independent    expert

                                 41.

            determination) including:

             (i)   the  involvement  of  any  dispute  resolution
                    organisation;

             (ii)  the  selection and payment of a third party to
                    be engaged by the Parties to assist in negotiating a resolution of the Dispute without making a decision that is binding on a Party unless that Party's Representative has so agreed in writing;

             (iii) any procedural rules;

             (iv)  the   timetable,  including  any  exchange  of
                    relevant information and documents; and

             (v)   the place where meetings will be held.

28.5 If, within the period specified in clause 28.4, the Representatives have not resolved the Dispute or agreed upon a process to resolve the Dispute, the Parties may, within 5 Business Days after expiry of that period, agree to appoint a person, who is of good repute and is an expert in the area relevant to the Dispute, to perform the following functions, which the Parties authorise the person to do:

      (a) act as an independent consultant for the purpose of resolving the Dispute, as an expert and not as an arbitrator;

      (b)   establish  the procedures for identifying the  issues
            relating  to the Dispute and the contentions  of  the
            Parties,   in   accordance  with  considerations   of
            procedural fairness;

      (c) make a written, reasoned decision to resolve the Dispute; and

      (d) decide how the independent consultant's fees should be paid by the Parties.

      If the Parties cannot agree, within the 5 Business Day period referred in this subclause, on the appointment of an independent consultant, the Parties must request the Secretary General of the Australian Commercial Disputes Centre Limited to appoint that person.

28.6 A decision by the independent consultant under clause 28.5 shall be final and binding on the Parties. However, a Party is entitled to take court proceedings to appeal that decision on a question of law.

28.7 If, by the expiry of the period of 5 Business Days specified in clause 28.5:

      (a)   the Dispute has not been resolved;

      (b)   no process has been agreed under clause 28.4; and

      (c)   no  request has been made under clause 28.5,

      then  a Party  that  has  complied  with  clauses  28.2  to
      28.4  may  terminate  the  dispute

                                 42.

      resolution process by giving notice to the other Parties, whereupon clause 28.1 shall no longer operate in relation to the Dispute.

28.8  Each Party:

      (a)   must  keep  confidential all confidential information
            and    confidential   communications   made   by    a
            Representative under this clause; and

      (b)   must   not   use   or   disclose  that   confidential
            information   or  those  confidential  communications
            except to attempt to resolve the Dispute,

      but   nothing   in   this  sub-clause  shall   affect   the
      admissibility into evidence in any court or arbitral proceedings of extrinsic evidence of facts which, but for this sub-clause, would be admissible in evidence.

28.9 Each Party must bear its own costs of resolving a Dispute under this clause 28.

28.10 If  a  Party does not comply with any provision of  clauses
      28.2 to 28.4 or, if applicable, clause 28.5 and any procedural requirements established under clause 28.5(b) then the other Parties will not be bound by those sub-clauses in relation to the Dispute.

29.   NOTICES

29.1  Requirements for Notices

      Every notice or other communication to be given or made under or arising from this Deed:

      (a)   must be in writing;

      (b) must be signed by an Authorised Officer of the sender;

      (c) will be deemed to have been duly given or made to a person if delivered or posted by prepaid post to the address, or sent by fax to the fax number of that person set out in clause 29.2 (or to any other address or fax number as is notified in writing by that person to the other parties from time to time); and

      (d) will be deemed to be given or made (unless a later time is specified in the notice or communication):

             (i)   (in  the  case of prepaid post being sent  and
                    received within Australia) on the third day after the date of posting as indicated by the postmark on the notice or communication;

             (ii)  (in  the  case of prepaid post being  sent  or
                    received outside Australia) on the fifth day after the date of posting as indicated by the postmark on the notice or communication;

                                 43.


             (iii) (in   the   case  of  delivery  by  hand)   on
                   delivery, provided that where delivery is made:

                   (A) after 5:00 pm on any Business Day in the city of the recipient of the notice or communication, then in such case at 9:00 am on the next following Business Day;

                   (B) on a day which is not a Business Day in the city of the recipient of the notice or communication, then in such case at 9:00 am on the next following Business Day;

             (iv)  (in  the  case  of   fax)  on  receipt  of   a
                   transmission report which indicates that the facsimile was sent in its entirety to the facsimile number of the addressee.

29.2  Addresses of Parties

      The addresses and fax numbers of the parties for the purposes of this clause 29 are:

      Authority

      Address:   Level   17,  309  Kent  Street,   Sydney,   NSW,
                 Australia, 2000
      Fax No.:   (02) 299 7427
      Attention: Mr L Le Compte, Chief Executive

      Licensee

      Address:   3rd  floor,  472 Pacific Highway,  St. Leonards,
                 Australia, 2065
      Fax No.:   (02) 925 6003
      Attention: Mr G Nasky

      SHC Properties

      Address:   3rd  floor,  472 Pacific Highway,  St. Leonards,
                 Australia, 2065
      Fax No.:   (02) 925 6003
      Attention: Mr G Nasky

      SHC Holdings

      Address:   3rd  floor,  472 Pacific Highway,  St. Leonards,
                 Australia, 2065
      Fax No.:   (02) 925 6003
      Attention: Mr G Nasky

      Casino Manager

      Address:   3rd  floor,  472 Pacific Highway,  St. Leonards,
                 Australia, 2065
      Fax No.:   (02) 925 6003
      Attention: Mr G Nasky

                                 44.


      SBA

      Address:   3rd  floor,  472 Pacific Highway,  St. Leonards,
                 Australia, 2065
      Fax No.:   (02) 925 6003
      Attention: Mr G Nasky

      LPPL

      Address:   3rd  floor,  472 Pacific Highway,  St. Leonards,
                 Australia, 2065
      Fax No.:   (02) 925 6003
      Attention: Mr V Vella

      SOC

      Address: 2800 Fremont Street, Las Vegas, Nevada 89104 USA
      Fax No.: 0015 1702 385 9678
      Attention: Mr J K Houssels

29.3  Appointment of Local Agent

      SOC  hereby  appoints SBA as its agent for the  service  of any process in any proceedings commenced, or proposed to be commenced, in New South Wales and SBA hereby irrevocably consents to and accepts such appointment.

30.   CONTINUING OBLIGATION

      This Deed constitutes a continuing obligation regardless of any settlement of account, intervening payment, express or implied revocation or any other matter or thing, until termination of this Deed in accordance with the provisions of this Deed.

31.   FURTHER ASSURANCE

      Each Contracting Party will at the entire cost and expense of such party perform all such acts and execute all such agreements, assurances and other documents and instruments as the Authority reasonably requires to perfect or improve the rights and powers afforded, created or intended to be afforded or created, by this Deed.

32.   SEVERABILITY

      All provisions and each and every part thereof contained in this Deed shall be severable and shall be so construed as not to infringe the law of Australia or the law of any Australian state or territory or of any other relevant jurisdiction. If any such provision on its true interpretation is found to infringe any such law, that provision shall be read down to such extent as may be necessary to ensure that it does not so infringe any such law and as may be reasonable in all the circumstances so as to give as full and as valid an operation as possible. In the event that the infringing provision cannot be so read down, it shall be deemed

                                 45.

      void and severable and shall be deemed deleted from this Deed to the same extent and effect as if never incorporated herein and the parties shall negotiate with each other for the purpose of substituting an appropriate clause so far as is practicable in lieu of such deleted provision. It is the intention of the parties that if any provision of this Deed is logically and reasonably susceptible of two or more constructions, one of which would render the provision enforceable and the other or others of which would render the provision unenforceable, then the provision shall have the meaning which renders it enforceable.

33.   WAIVER

      A failure to exercise or enforce, or a delay in exercising or enforcing, or the partial exercise or enforcement of any right, remedy, power or privilege under this Deed by the Authority will not in any way preclude or operate as a waiver of the exercise or enforcement of that right, remedy, power or privilege, or any further exercise or enforcement of it, or the exercise or enforcement of any other right, remedy, power or privilege under this Deed or provided by law.

34.   CONSENTS AND APPROVALS

      Where under this Deed the consent or approval of the Authority is required to do any act or thing, then unless expressly provided otherwise in this Deed, that consent or approval may be given or withheld in the absolute and unfettered discretion of the Authority and may be given subject to such conditions as the Authority thinks fit in its absolute and unfettered discretion.

35.   WRITTEN WAIVER, CONSENT AND APPROVAL

      Any waiver, consent or approval given by the Authority under this Deed will only be effective and will only bind the Authority if it is given in writing by an Authorised Officer, or given verbally and subsequently confirmed by the Authority in writing by an Authorised Officer.

36.   NON-MERGER

      None of the terms or conditions of this Deed nor any act matter or thing done under or by virtue of or in connection with this Deed or any other agreement between the parties hereto shall operate as a merger of any of the rights and remedies of the parties in or under this Deed or in or under any such other agreement all of which shall continue in full force and effect.

37.   REMEDIES CUMULATIVE

      The rights and remedies conferred by this Deed on the Authority are cumulative and in addition to all other rights or remedies available to the Authority by statute, by general law, or by virtue of any Transaction Document.

                                 46.


38.   OPINION BY AUTHORITY

      Any opinion to be formed by the Authority for the purposes of this Deed may be formed by the Authority on such grounds and material as it in its absolute discretion determines to be sufficient. In forming any such opinion the Authority shall be deemed to be exercising merely administrative functions.

39.   NO DEDUCTION

      All payments by the Contracting Parties under this Deed will be free of any set-off or counterclaim and without deduction or withholding for any present or future Taxes unless the Contracting Parties are compelled by law to make any deduction or withholding and if this is the case, the Contracting Parties must pay to the Authority any additional amounts as are necessary to enable the Authority to receive, after all those deductions and withholdings, a net amount equal to the full amount which would otherwise have been payable had no deduction or withholding been required to be made.

40.   SURVIVAL OF INDEMNITIES

      The indemnities contained in this Deed and associated provisions shall survive the termination of this Deed for the benefit of the parties respectively entitled hereto.

41.   ATTORNEYS

      Each  of the attorneys executing this Deed states that  the
      attorney   has  no  notice  of  the  revocation   of   that
      attorney's power of attorney.

42.   COUNTERPARTS

      This Deed may be executed in any number of counterparts and by the different parties on different counterparts, each of which constitutes an original of this Deed, and
      all   of  which  together  constitute  one  and  the   same
      instrument.

                                47.



                           SCHEDULE 1

                    O & M Novation Agreements

1. The parties (apart from the SHC Group and the Authority) consent to the creation by SHC Group of the CCA Charge which includes a charge over the SHC Group's rights, title and interest, in under and to the O & M Agreement concerned and those parties acknowledge the right, title and interest of the Authority and the State in, under and to the O & M Agreement concerned under and by virtue of the provisions of the CCA Charge.

2. Each party (apart from the Authority) covenants with and undertakes to the Authority that it will be bound by section 32 of the Act as if it was the "casino operator" named in that section.

3. Like provisions as those contained herein in respect of the obligations of the S & A Providers to the Authority.

                                 48.


                           SCHEDULE 2

                     Institutional Investors

                                 49.



                           SCHEDULE 3

         Covenants and Warranties by Contracting Parties

1.    Capacity

      (a)   (Legal  Binding Obligation): This Deed constitutes  a
            valid  and  legally  binding obligation  of,  and  is
            enforceable   against,  the  Contracting   Party   in
            accordance with its terms subject to:

             (i)   any statute of limitations;

             (ii)  any    laws    of    bankruptcy,   insolvency,
                    liquidation, reorganisation or other laws affecting creditors' rights generally; and

             (iii) any  defences  of  set-off  or  counter  claim
                    other than those referred to in clause 39.

      (b) (Execution, Delivery and Performance): The execution and delivery of this Deed, and the performance of or compliance with its obligations under this Deed, by the Contracting Party does not violate any law or regulation or official directive or any document or agreement to which the Contracting Party is a party or which is binding upon it or any of its assets.

      (c) (Power): The Contracting Party has the power, and has taken all corporate and other action required,
            to   enter  into  this  Deed  and  to  authorise  the
            execution and delivery of this Deed and all instruments, documents and agreements to be executed and delivered in connection herewith, and to perform its obligations hereunder.

      (d) (No Consent Required): No authorisation, approval or consent is required in order for the Contracting
            Party to enter into and perform its obligations under and pursuant to this Deed.

      (e) (Constituent Documents): The execution, delivery and performance of this Deed does not violate the
            Memorandum and Articles of Association of the Contracting Party (or its Certificate of Incorporation, By-laws or other constituent documents in its jurisdiction of incorporation) or cause a limitation on its powers or cause the powers of its directors or officers to be exceeded and, if the Contracting Party is listed on the Australian Stock Exchange Limited or its subsidiaries or on any other stock exchange, does not violate the listing (or equivalent) requirements thereof.

2.    Corporate Structure

      (a) (Due Incorporation): The Contracting Party is duly incorporated, is validly existing under the laws of the jurisdiction of its incorporation and has the corporate power to own its property and to carry on its business as it is now being conducted.

      (b)   (Filings):  The  Contracting  Party  has  filed   all
            corporate  notices  and  effected  all

                                 50.

            registrations with the Australian Securities Commission and, if Applicable, the Australian Stock Exchange Limited or with similar offices in its jurisdiction of incorporation and in any other jurisdiction as required by law and all such filings and registrations are current, complete and accurate.

      (c) (No Event of Insolvency): No Event of Insolvency has occurred, or to the knowledge of the Contracting
            Party could reasonably be expected to occur, in relation to the Contracting Party.

      (d) (No Trusts): The Contracting Party is not the trustee of any trust nor does it hold any property subject to or impressed by any trust other than the Casino Manager as nominee for the Showboat Leighton Partnership as evidenced by the Partnership Agreement.

      (e) (Commercial Benefit): The execution of this Deed is in the best commercial interests of the Contracting
            Party.

      (f) (Compliance with Constituent Documents): The Contracting Party will at all times comply with its
            Memorandum and Articles of Association (or its Certificate of Incorporation, By-laws or other constituent documents in its jurisdiction of incorporation) as amended from time to time.

3.    Information

      (All information true): All information given at any time and every statement made at any time by the Contracting Party to the Authority or its employees, agents or consultants in connection with this Deed and any Transaction Document is and will be true in any material respect and is and will not by omission or otherwise be misleading in any material respect.

4.    Litigation

      (a) (No Litigation): No litigation, arbitration, criminal or administrative proceedings are current, pending or, to the knowledge of the Contracting Party, threatened, which, if adversely determined, would or could have a material adverse effect on the business assets or financial condition of the Contracting Party.

      (b) (Future Litigation): The Contracting Party will immediately advise the Authority in writing of any litigation, arbitration, criminal (including any summons or other process in respect of an offence) or administrative (including any statutory notices) proceedings which, after the date of this Deed, are commenced or threatened by or against the Contracting Party and, if adversely determined, would or could have a material adverse effect on the business assets or financial condition of the Contracting Party.

5.    Immunity from Jurisdiction

      The  Contracting Party is not and will not be  immune  from
      the   jurisdiction  of  a  court  or  from  any  legal   or
      arbitration process, whether through service of notice, judgment, attachment in aid of

                                 51.

      execution or otherwise.

6.    No Event of Default

      (a) (No Event of Default): No event has occurred which does, or which with the giving of notice, lapse of time, satisfaction of a condition or determination could, constitute an Event of Default.

      (b)   (Notification):    The   Contracting    Party    will
            immediately notify the Authority in writing upon becoming aware of any event which does, or which with the giving of notice, lapse of time, satisfaction of a condition or determination could, constitute an Event of Default.

7.    Authorities

      (a)   (All  Necessary  Authorities): The Contracting  Party
            has obtained or effected all authorizations, approvals (including any necessary approvals under the Foreign Acquisitions and Takeovers Act, 1975), consents, licences, permits, exemptions, filings, registrations, notifications and other requirements of any governmental, judicial or public authority or body which must be obtained in Australia and in the jurisdiction of its incorporation before the entry of the Contracting Party into, or performance of its obligations under, this Deed ("Authorities") and all such Authorities are in full force and effect and any conditions upon which the Authorities were given have been, and will continue to be, complied with.

      (b) (Future Authorities): The Contracting Party will obtain and maintain in full force and effect and comply with the conditions of all Authorities which are required after the date of this Deed in connection with the performance by the Contracting Party of its obligations under this Deed.

      (c)   (No   Transfer):  The  Contracting  Party  will   not
            transfer,   encumber   or  surrender   any   of   the
            Authorities referred to in paragraphs (a) and (b) without the Authority's prior written approval.

8.    Disciplinary or Investigatory Action

      (a)   (No   Disciplinary  or  Investigatory  Action):   The
            Contracting Party is not aware, in relation to itself or in the case of the Licensee any Close Associate, of any disciplinary or investigatory action (other than of a routine nature and not going to fitness as a casino operator or probity generally) being conducted or likely to be conducted anywhere in the world in relation to gaming activities or casino operations.

      (b) (Notice to be Given): The Contracting Party will immediately advise the Authority in writing if it becomes aware of, or becomes aware of any fact matter or circumstance which is likely to give rise to, any such disciplinary or investigatory action in relation to itself or in the case of the Licensee any Close Associate.

                                 52.


9.    Compliance with Legal Requirements

      The Contracting Party will at all times comply with the requirements of all applicable laws (including without limitation the Act), rules, regulations, orders and decrees of any administrative, governmental or quasi-governmental authority.

10.   Rights of Authority

      The Contracting Party will not do anything in derogation of the rights of the Authority.

                                 53.



                           SCHEDULE 4

     Covenants and Warranties by Licensee and Amino Manager

1.    Corporate Structure

      (a) (Authority to approve Directors): The Licensee and the Casino Manager will obtain the prior written approval of any appointment of a director or alternate director of the Licensee or the Casino Manager.

      (b) (Authority can remove Directors): The Licensee and the Casino Manager will procure the vacation from office of any of their directors or alternate directors in accordance with any direction to that effect by the Authority.

      (c) (Authority to approve of Auditor): No person will be appointed as auditor of the Licensee or the Casino Manager unless that person's appointment as auditor has first been approved in writing by the Authority.

      (d) (Special Resolutions): The Licensee and the Casino Manager will deliver to the Authority not later than 7 days before the date of the relevant meeting a copy of any notice calling an extraordinary general meeting or proposing any special or extraordinary resolution of the Licensee or the Casino Manager.

2.    Information

      (Information required by Authority): The Licensee and the Casino Manager will give to the Authority all such information as is necessary to ensure that the Authority is able to make an informed assessment of their assets and liabilities, profits and losses and prospects and otherwise all such information in connection with this Deed, the Licence and the Casino Complex as the Authority reasonably requires from time to time.

3.    Gaming Licences

      (Advice of Revocation of Gaming Licence): The Licensee and the Casino Manager will immediately advise the Authority if the Licensee or the Casino Manager or in the case of the Licensee any of its Close Associates suffer any actual or threatened revocation, termination or suspension of any gaming licence or rights anywhere in the world or become aware of any fact, matter or circumstance which could lead to such revocation, termination or suspension.

4.    Records

      All records of the businesses of the Licensee and the Casino Manager have been fully, properly and accurately kept and completed in accordance with all legal requirements and proper business practices and will continue to be so kept and completed and there are, and will in the future, be no material inaccuracies or discrepancies of any kind contained or reflected in any of them.

                                 54.



5.    Accounts

      (a) (Most Recent Accounts): The most recent accounts of the Licensee and the Casino Manager delivered to the
            Authority:

            (i)    have   been   prepared  in   accordance   with
                   accounting principles and practices generally accepted in Australia; and

            (ii) give a true and fair view of the financial condition of the Licensee and the Casino Manager as at the date to which they relate and the results of the Licensee's and the
                   Casino Manager's operations for the accounting period ended on that date and since that date there has been no material adverse change in the financial condition of the Licensee and the Casino Manager as shown in such accounts.

      (b) (Proper Books of Account): The Licensee and the Casino Manager will keep or cause to be kept proper books of account and will therein make true and perfect entries of all dealings and transactions now or in the future conducted by them including in respect of the businesses contemplated by or authorised under this Deed and the Licence, and shall keep the books of account, vouchers and other documents relating to their affairs and businesses at the Temporary Site or the Permanent Site, as the case may be, and shall procure that the same shall at all reasonable times be available for inspection and copying by the Authority or any employee, agent or professional adviser of the Authority as the Authority may from time to time appoint.

      (c) (Compliance with Accounting Standards): The Licensee and the Casino Manager will ensure that all balance sheets and profit and loss statements and other accounts prepared on their behalf are prepared in accordance with their Articles of Association, the Corporations Law, any applicable statute and all accounting principles and practices generally accepted in Australia consistently applied (or, if not consistently applied, accompanied by details of the inconsistencies) and give a true and fair view of their financial condition and the results of their operations as at the date and for the period ending on the date to which such accounts are prepared.

      (d) (Consolidated and Unconsolidated Accounts): The Licensee and the Casino Manager will ensure that if any balance sheet or profit and loss statement or other accounts furnished to the Authority discloses the consolidated financial condition and results of the operations of more than one corporation it is accompanied by an unconsolidated balance sheet and profit and loss statement for each such corporation that complies with all other requirements herein contained in relation to balance sheets and profit and loss statements generally.

      (e) (Notification of Authority): The Licensee and the Casino Manager will notify the Authority in writing of all material events or circumstances which could affect their profitability or the value of their assets or liabilities by more than 10%.

                                 55.


6.    Change of Control

      The Licensee and the Casino Manager will immediately advise the Authority of any material changes in their shareholding or the shareholding of any Related Body
      Corporate, including without limitation one or more persons acquiring or materially altering a substantial shareholding (as that term is defined in the Corporations
      Law).

7.    Taxes

      (a) (File All Returns): The Licensee and the Casino Manager will file with the appropriate authorities within the time limited by law all income Tax, group Tax, sales Tax, land Tax and other returns for Taxes which the law requires them to furnish.

      (b) (Pay All Taxes): The Licensee and the Casino Manager will duly and punctually pay all Taxes now or in the future charged, chargeable or payable by them.

      (c) (Returns and Receipts): The Licensee and the Casino Manager will immediately on being required to do so by the Authority, provide the Authority with a copy of all the returns, assessments for Taxes and receipts for the payment of Taxes which it lodges with and receives from any government authority.

                                 56.


                           SCHEDULE 5

         Covenants and Warranties by Licensee (General)

1.    Corporate Structure

      (a) (Disposal of Shares held by Close Associates): Where so required by the Authority, the Licensee will, in accordance with the procedures set out in its articles of association, enforce the disposal of shares in itself held by any person who, in the opinion of the Authority, is a close associate of the Licensee within the meaning of section 13 of the Act and is not a suitable person to be concerned in or associated with the operation or management of a casino having regard to whether:

             (i) the person is of good repute, having regard to character, honesty and integrity; or

             (ii) the person has any business association with a person, body or association who, in the opinion of the Authority, is not of good repute having regard to character, honesty and integrity; or

             (iii) each  director,  partner,  trustee,  executive
                   officer and secretary and any other officer or person determined by the Authority to be associated or connected with the ownership, administration or management of the operations or business of the person is a suitable person to act in that capacity.

      (b) (Disposal of Shares): Where so required by the Authority, the Licensee will, in accordance with the procedures set out in its Articles of Association, enforce the disposal of shares held in it by any person other than SHC Holdings, where such person acquired those shares without the prior written consent of the Authority.

      (c)   (Amendment  of Constituent Documents):  The  Licensee
            will  not  amend  its  Memorandum  and  Articles   of
            Association without the prior written approval of the Authority.

      (d) (Issues and Transfers of Shares): Within 14 days of the end of each month after the date of this Deed, the Licensee will provide to the Authority details of all shares issued by the Licensee or transfers of shares registered by the Licensee during the previous month.

      (e) (Disclosure of Beneficial Interest): If so requested by the Authority, the Licensee will procure and supply to the Authority a statutory declaration by any person registered as the holder of any shares in the Licensee setting out the name and address of any person entitled to the same and full particulars of that entitlement;

      (f)   Not used

                                 57.


      (g) (Subsidiaries): The Licensee will not, without the prior written approval of the Authority, establish or acquire a subsidiary (as that term is defined in the Corporations Law) unless it relates to a business incidental to or complementary with the businesses contemplated by or authorised under this Deed and the Licence.

      (h) (Business): The Licensee will not, without the prior written approval of the Authority, carry on or conduct any business other than the businesses contemplated by or authorised under this Deed and the Licence or any business incidental to or complementary with those businesses.

      (i) (Reports to Members etc.): The Licensee will deliver to the Authority, at the time of their issue, a copy of all reports, accounts, notices and circulars issued by the Licensee to any of its members, to the Australian Stock Exchange Limited or any of its subsidiaries, to any other stock exchange or to the Australian Securities Commission.

      (j) (Change of name): The Licensee will not change its corporate or business name without the prior written approval of the Authority.

      (k) (Change of financial year): The Licensee will not change the date of commencement of its financial year without the prior written approval of the Authority.

      (l)   Not used

      (m)   (Interpretation):  For  the  purposes  of  paragraphs
            (a)-(l) above:

             (i) "share" or "shares" includes, as the context requires, any other class of voting security
                    (as defined in section 92 of the Corporations
                    Law) issued by the Licensee;

             (ii) a reference to a person being entitled to shares has the same meaning as a reference in
                    Part 6.7 of the Corporations Law to a person being entitled to voting shares in a company, and that person's entitlement will be calculated in the manner prescribed for calculation of substantial shareholdings in
                    Part 6.7 of the Corporations Law as if that Part applied;

             (iii) no person shall be entitled to any shares by reason solely of that person being a member or a shareholder of a Founding Shareholder.

2.    Not used

3.    Employees

      (a) The Licensee will ensure that the Casino Complex is at all times adequately staffed by sufficient numbers of employees licensed under the Act and, insofar as an employer is able to control and discipline staff, will ensure that such employees comply with the Act, the regulations made thereunder and any conditions upon which any employee's licence is granted.

                                 58.


      (b) Each of the Licensee and the Casino Manager covenant and undertake that it will not execute any employment contract or any contract for services which is inconsistent with the Act, and in particular, either of section 47(6) or section 61(3) of the Act.

      (c) Each of the Licensee and the Casino shall provide certified copies of any employment contract or any contract for services which is requested by the Authority.

4.    Intellectual Property

      The Licensee will maintain and renew all its present and future trade marks and other intellectual property.

                                 59.


                           SCHEDULE 6

Not used

                                 60.


                           SCHEDULE 7

            Covenants and Warranties by SHC Holdings

1. (5% Cap): Except in the case of the Founding Shareholders, SHC Holdings will not without the prior written consent of the Authority knowingly permit a person, or, upon becoming aware of a person being entitled, allow a person to continue, to be entitled to a number of shares in SHC Holdings which exceeds 5% of the total number of shares in SHC Holdings on issue at any time.

2. (Institutional Investors Cap): SHC Holdings will not without the prior written consent of the Authority knowingly permit any Institutional Investor, or upon becoming aware of an Institutional Investor being entitled, allow that Institutional Investor to continue, to be entitled to a number of shares in SHC Holdings which exceeds 10% of the total number of shares in SHC Holdings on issue at any time.

3. (Disposals by SHC Holdings): SHC Holdings will not dispose of any of its interest in any shares in the Licensee or any of its interest in any shares in SHC Properties without the prior written consent of the Authority, or except as permitted by the Continuity and Co-operation Agreement.

4.    (Disposal  of  Shares held by Close Associates):  Where  so required by the Authority, SHC Holdings will, in accordance with the procedures set out in its Articles of Association, enforce the disposal of shares in itself held by any person who, in the opinion of the Authority, is a close associate of the Licensee within the meaning of section 13 of the Act and is not a suitable person to be concerned in or associated with the operation or management of a casino having regard to whether:

      (i) the person is of good repute, having regard to character, honesty and integrity; or

      (ii) the person has any business association with a person, body or association who, in the opinion of the Authority, is not of good repute having regard to character, honesty and integrity; or

      (iii) each  director,  partner, trustee, executive  officer and secretary and any other officer or person determined by the Authority to be associated or connected with the ownership, administration or management of the operations or business of the person is a suitable person to act in that capacity;

5. (Disposal of Excess Shares): Where so required by the Authority, SHC Holdings will, in accordance with the procedures set out in its Articles of Association, enforce the disposal of shares in itself held by any person which exceed the number of shares which that person is permitted to be entitled to under paragraphs 1 and 2 above.

                                 61.


6.    (Authority to approve Directors): SHC Holdings will  obtain
      the   prior  written  approval  of  the  Authority  to  any
      appointment  of  a director or alternate  director  of  SHC
      Holdings.

7.    (Authority   can  remove  Directors):  SHC  Holdings   will
      procure the vacation from office of any director or alternate director of SHC Holdings in accordance with any direction to that effect by the Authority.

8. (Amendment of Constituent Documents): SHC Holdings will not amend its Memorandum and Articles of Association without the prior written approval of the Authority.

9. (Authority to approve of Auditor): No person will be appointed as auditor of SHC Holdings unless that person's appointment as auditor has first been approved in writing by the Authority.

10. (Issues and Transfers of Shares): SHC Holdings will provide to the Authority within 14 days of the end of each month details of all shares issued by SHC Holdings or share transfers registered by SHC Holdings during the previous month.

11. (Disclosure of Beneficial Interests): If so requested by the Authority, SHC Holdings will procure and supply to the Authority a statutory declaration by any person registered as the holder of any shares in SHC Holdings setting out the name and address of any person entitled to same and full particulars of that entitlement.

12.   Not used

13. (Subsidiaries): SHC Holdings will not, without the prior written approval of the Authority, establish or acquire a subsidiary (as that term is defined in the Corporations
      Law) (other than the Licensee and SHC Properties) unless it relates to a business incidental to or complementary with the businesses contemplated by or authorised under this Deed.

14. (Business): SHC Holdings will not, without the prior written approval of the Authority, carry on or conduct any business other than the businesses contemplated by or authorised under this Deed or any business incidental to or complementary with those businesses.

15. (Reports to Members etc.): SHC Holdings will deliver to the Authority, at the time of their issue, a copy of all reports, accounts, notices and circulars issued by SHC Holdings to any of its members, to the Australian Stock
      Exchange Limited or any of its subsidiaries, to any other stock exchange or to the Australian Securities Commission.

16.   (Change  of  name):  SHC  Holdings  will  not  change   its
      corporate or business name without the prior written approval of the Authority.

                                 62.


17. (Change of financial year): SHC Holdings will not change the date of commencement of its financial year without the prior written approval of the Authority.

18. (financial ratios) : At all times during the term of the Facility Agreement (as that term is defined in the Compliance Deed) (facility Agreement.) and for the duration of any other secured external indebtedness of SHC Holdings, SHC Holdings shall ensure that the ratios referred to in clause 14.5(c) and 14.5(d) of the Facility Agreement are maintained in compliance with the levels set out in those clauses.

19. (Founding Shareholders' Shareholdings): The total number of shares and other classes of voting securities as defined in section 92 of the Corporations Law (.Shares.) held by the Founding Shareholders at any time until the completion of the Casino Complex at the Permanent Site will be:

      (a) in the case of LPPL, 25,000,000 ordinary shares of $1.00 each and options over unissued ordinary shares equivalent to 7% of the fully diluted total issued capital of SHC Holdings; and

      (b) in the case of SBA, 135,000,000 ordinary shares of $1.00 each and options over unissued ordinary shares equivalent to 7% of the fully diluted total issued capital of SHC Holdings.

20.   (Issues of New Shares): Except for:

      (i) Shares or options in SHC Holdings issued to employees of SHC Holdings or any of its permitted subsidiaries (not exceeding 5 % of the fully diluted total issued capital of SHC Holdings or any of its permitted subsidiaries);

      (ii)  Options  to  be  issued to the Founding  Shareholders
            under    the   Founding   Shareholders   Subscription
            Agreement and not exceeding 14% of the fully diluted total issued capital of SHC Holdings;

      (iii) Unsecured debt securities issued in the ordinary course of business of SHC Holdings which do not materially increase the total indebtedness of SHC
            Holdings;

      (iv) Options issued to Commonwealth Bank of Australia over that number of unissued ordinary shares in the capital of the Company as is equivalent to 5% of that number of preferred ordinary shares in the capital of SHC Holdings to be issued to Institutional Investors; and

      (v) Options over unissued preferred ordinary shares equivalent in total to 3% of the total issued capital of SHC Holdings together with options over unissued ordinary shares equivalent to 1% of the total issued capital of SHC Holdings such options having been issued to the said Nicholson Holdings Limited and Marth Enterprises Limited. SHC Holdings will not issue any Shares of a class other than the Shares issued as at the date of this Deed without the prior written approval of the Authority.

21. (Maximum Issues of Shares): Except for issues to holders of Shares pro-rata to their

                                 63.

      existing holding and issues of Shares to the Founding Shareholders, SHC Holdings will not in any given 12 month period issue, or announce the issue of, Shares totalling more than 10% of the total number of Shares on issue at the commencement of that 12 month period without the prior written approval of the Authority.

22.   (Interpretation): For the purpose of clauses 1-21  of  this
      Schedule 7 above:

      (a)   "share"   or   "shares"  includes,  as  the   context
            requires, any other class of voting security (as defined in section 92 of the Corporations Law) issued by SHC Holdings;

      (b)   (i)     a  reference  to  a  person  being   entitled
                    to shares has the same meaning as a reference in Part 6.7 of the Corporations Law to a person being entitled to voting shares in a company, and that person's entitlement will be calculated in the manner prescribed for calculation of substantial shareholdings in
                    Part 6.7 of the Corporations Law as if that Part applied;

             (ii) no person shall be entitled to any shares by reason solely of that person being a member or shareholder of a Founding Shareholder;

      (c) "dispose of" includes sell, transfer, assign, alienate, surrender, dispose of, deposit, part with possession of and enter into any agreement or arrangement to do or allow any of these things.

                                 64.


                           SCHEDULE 8

           Covenants and Warranties by SHC Properties

1.    (Disposal  of  Shares held by Close Associates):  Where  so required by the Authority, SHC Properties will, in accordance with the procedures set out in its Articles of Association, enforce the disposal of shares in itself held by any person who, in the opinion of the Authority, is a close associate of the Licensee within the meaning of section 13 of the Act and is not a suitable person to be concerned in or associated with the operation or management of a casino having regard to whether:

      (i) the person is of good repute, having regard to character, honesty and integrity; or

      (ii) the person has any business association with a person, body or association who, in the opinion of the Authority, is not of good repute having regard to character, honesty and integrity; or

      (iii) each  director,  partner, trustee, executive  officer and secretary and any other officer or person determined by the Authority to be associated or connected with the ownership, administration or management of the operations or business of the person is a suitable person to act in that capacity.

2. (Disposal of Excess Shares): Where so required by the Authority, SHC Properties will, in accordance with the procedures set out in its Articles of Association, enforce the disposal of shares held in it by any person other than SHC Holdings, where such person acquired those shares without the prior written consent of the Authority.

3. (Authority to approve Directors): SHC Properties will obtain the prior written approval of the Authority to any appointment of a director or alternate director of that SHC Properties.

4. (Authority can remove Directors): SHC Properties will procure the vacation from office of any director or alternate director of SHC Properties in accordance with any direction to that effect by the Authority.

5. (Amendment of Constituent Documents): SHC Properties will not amend its Memorandum and Articles of Association without the prior written approval of the Authority.

6.    (Authority   to  approve  auditor):  No  person   will   be
      appointed   as  auditor  of  SHC  Properties  unless   that
      person's appointment as auditor has first been approved in writing by the Authority.

7. (Issues and Transfers of Shares): SHC Properties will provide to the Authority within

                                 65.

      14 days of the end of each month details of all shares issued by SHC Properties or share transfers registered by SHC Properties during the previous month.

8. (Disclosure of Beneficial Interests): If so requested by the Authority, SHC Properties will procure and supply to the Authority from a member of SHC Properties a statutory declaration by any person registered as the holder of any shares in SHC Properties setting out the name and address of any person entitled to the same and full particulars of that entitlement.

9.    Not used

10. (Subsidiaries): SHC Properties will not, without the prior written approval of the Authority, establish or acquire a subsidiary (as that term is defined in the Corporations
      Law) unless it relates to a business incidental to or complementary with the businesses contemplated by or authorised under this Deed.

11. (Business): SHC Properties will not, without the prior written approval of the Authority, carry on or conduct any business other than the businesses contemplated by or authorised under this Deed or any business incidental to or complementary with those businesses.

12. (Reports to Members etc.): SHC Properties will deliver to the Authority, at the time of their issue, a copy of all reports, accounts, notices and circulars issued by the Licensee to any of its members, to the Australian Stock
      Exchange Limited or any of its subsidiaries, to any other stock exchange, to the Australian Securities Commission.

13. (Change of name): SHC Properties will not change its corporate or business name without the prior written approval of the Authority.

14. (Change of financial year): SHC Properties will not change the date of commencement of its financial year without the prior written approval of the Authority.

15.   Not used

16.   (Interpretation): For the purposes of clause 1-15  of  this
      Schedule 8 above:

      (a)   "share"   or   "shares"  includes,  as  the   context
            requires, any other class of voting security (as defined in section 92 of the Corporations Law) issued by an SHC Properties; and

      (b)   (i)     a  reference  to  a  person  being   entitled
                    to   shares  has  the  same   meaning  as   a
                    reference in Part 6.7 of the Corporations Law to a person being entitled to voting shares in a company, and that person's entitlement will be calculated in the manner prescribed for calculation of substantial shareholdings in Part 6.7 of the Corporations Law as if that Part applied;

                                 66.


             (ii) no person shall be entitled to any shares by reason solely of that person being a member or shareholder of a Founding Shareholder;

      (c) "dispose of" includes sell, transfer, assign, alienate, surrender, dispose of, deposit, part with possession of and enter into any agreement or arrangement to do or allow any of these things.

                                 67.


                           SCHEDULE 9

         Covenants and Warranties by the Casino Manager

1. (5% Cap): Except in the case of the Founding Shareholders, the Casino Manager will not without the prior written consent of the Authority knowingly permit a person, or, upon becoming aware of a person being entitled, allow a person to continue, to be entitled to a number of shares in the Casino Manager which exceeds 5 % of the total number of shares in the Casino Manager on issue at any time.

2.    (Disposal  of  Shares held by Close Associates):  Where  so required by the Authority, the Casino Manager will, in accordance with the procedures set out in its Articles of Association, enforce the disposal of shares in itself held by any person who, in the opinion of the Authority, is a close associate of the Licensee within the meaning of section 13 of the Act and is not a suitable person to be concerned in or associated with the operation or management of a casino having regard to whether:

      (i) the person is of good repute, having regard to character, honesty and integrity; or

      (ii) the person has any business association with a person, body or association who, in the opinion of the Authority, is not of good repute having regard to character, honesty and integrity; or

      (iii) each  director,  partner, trustee, executive  officer and secretary and any other officer or person determined by the Authority to be associated or connected with the ownership, administration or management of the operations or business of the person is a suitable person to act in that capacity;

3. (Disposal of Excess Shares): Where so required by the Authority, the Casino Manager will, in accordance with the procedures set out in its Articles of Association, enforce the disposal of shares in itself held by any person which exceed the number of shares which that person is permitted to be entitled to under paragraph I above.

4. (Amendment of Constituent Documents): The Casino Manager will not amend its Memorandum and Articles of Association without the prior written approval of the Authority.

5. (Issues and Transfers of Shares): The Casino Manager will provide to the Authority within 14 days of the end of each month details of all shares issued by the Casino
      Manager or share transfers registered by the Casino Manager during the previous month.

                                 68.


6. (Disclosure of Beneficial Interests): If so requested by the Authority, the Casino Manager will procure and supply to the Authority a statutory declaration by any person registered as the holder of any shares in the Casino
      Manager setting out the name and address of any person entitled to same and full particulars of that entitlement.

7.    Not used

8. (Subsidiaries): The Casino Manager will not, without the prior written approval of the Authority, establish or acquire a subsidiary (as that term is defined in the Corporations Law) unless it relates to a business incidental to or complementary with the businesses contemplated by or authorised under this Deed.

9. (Business): The Casino Manager will not, without the prior written approval of the Authority, carry on or conduct any business other than the businesses contemplated by or authorised under this Deed or any business incidental to or complementary with those businesses.

10. (Reports to Members etc.): The Casino Manager will deliver to the Authority, at the time of their issue, a copy of all reports, accounts, notices and circulars issued by the Casino Manager to any of its members, to the Australian Stock Exchange Limited or any of its subsidiaries, to any other stock exchange or to the Australian Securities Commission.

11. (Change of name): The Casino Manager will not change its corporate or business name without the prior written approval of the Authority.

12. (Change of financial year): The Casino Manager will not change the date of commencement of its financial year without the prior written approval of the Authority.

13.   (Interpretation): For the purpose of clauses 1-12  of  this
      Schedule 9 above:

      (a)   "share"   or   "shares"  includes,  as  the   context
            requires, any other class of voting security (as defined in section 92 of the Corporations Law) issued by the Casino Manager;

      (b)   (i)    a   reference  to  a  person  being   entitled
                   to shares has the same meaning as a reference in Part 6.7 of the Corporations Law to a person being entitled to voting shares in a company, and that person's entitlement will be calculated in the manner prescribed for calculation of substantial shareholdings in
                   Part 6.7 of the Corporations Law as if that Part applied;

             (ii) no person shall be entitled to any shares by reason solely of that person being a member or shareholder of

                                 69.

                   a Founding Shareholder;

      (c) "dispose of" includes sell, transfer, assign, alienate, surrender, dispose of, deposit, part with possession of and enter into any agreement or arrangement to do or allow any of these things.

                                 70.


                           SCHEDULE 10

                    No Competition Restraint
                          (Clause 11.1)

PART A

1. Be entitled to any shares (which includes any other class of voting security as defined in section 92 of the Corporations Law) in any person who is, or has an interest in (including by way of any agreement, arrangement or understanding), a licensee, operator, or manager of a casino in any state or territory of the Commonwealth of Australia other than the State of New South Wales. For the purposes of this clause, a reference to a person being entitled to shares has the same meaning as a reference in
      Part 6.7 of the Corporations Law to being entitled to voting shares in a company, and an entitlement will be calculated in the manner prescribed for calculation of substantial shareholdings in Part 6.7 of the Corporations Law as if that Part applied.

2. Have any financial or economic interest in any person who is, or has an interest in (including by way of any agreement, arrangement or understanding), a licensee, operator or manager of a casino in any state or territory of the Commonwealth of Australia other than the State of New South Wales.

3. Undertake, participate or be involved in (including by way of any agreement arrangement or understanding) the management or operation of a casino in any state or territory of the Commonwealth of Australia other than the State of New South Wales.

PART B

For the  duration  of  the Exclusivity Period (as  that  term  is defined in the Casino Exclusivity Agreement, being the agreement so entitled between the Authority and the Licensee entered into on or around the date of this Deed).

                                 71.


                           SCHEDULE 11

                       Objective Standards
                      (Clause 12.1(b)(ii))

Satisfactory   scoring   from  an  appropriately   designed   and
implemented consumer service audit conducted at least 12 monthly at the expense of the Licensee.

It is envisaged that the service audit shall embrace every element of the operations including but not limited to gaming, cashiering, security, visitor and player relations. Further the service audit should be designed jointly by the Licensee and the Casino Manager and a recognised and agreed casino operations expert from a major consulting, market research or accounting firm (whichever is the most appropriate in the circumstances) and the audit should provide a numeric scoring system such that the report by the expert can identify to the Authority that the operations meet or fail to meet the standards and that the areas of failure can be identified for appropriate and timely remedy by the Licensee and the Casino Manager.

                                 72.


EXECUTED as a deed.

THE COMMON SEAL of                 )
NEW SOUTH WALES CASINO             ) .........................
CONTROL AUTHORITY was duly affixed ) Lindsay le Compte
hereto in accordance with section  ) Chief Executive,
152 of the Casino Control Act      ) New South Wales Casino
1992 (NSW) by and in the           ) Control Authority
presence of the Chief Executive:   )

SIGNED SEALED AND DELIVERED for    )
and on behalf of                   ) .........................
SYDNEY HARBOUR CASINO PTY.         ) (Signature)
 LIMITED, ACN 060 510 410 by       )
its Attorney under a Power of      )
Attorney dated and registered Book )
No. and who declares that he       )
has not received any notice of the )
revocation of such Power of        )
Attorney in the presence of:       )

 ....................................

(Signature of Witness)

 ....................................

(Name of Witness in Full)

                                 73.


SIGNED SEALED AND DELIVERED for  )
and on behalf of                 )..........................
SYDNEY HARBOUR CASINO            ) (Signature)
PROPERTIES PTY. LIMITED, ACN 050 )
045 120 by its Attorney          )
 under a Power of Attorney dated )
and registered Book No. and      )
who declares that he has not     )
received any notice of the       )
revocation of such Power of      )
Attorney in the presence of:     )

 ..................................
(Signature of Witness)

 ..................................
(Name of Witness in Full)

SIGNED SEALED AND DELIVERED for  )
and on behalf of                 ) ........................
SYDNEY HARBOUR CASINO            ) (Signature)
HOLDINGS LIMITED, ACN 064 054 431)
by its Attorney under a          )
Power of Attorney dated and      )
registered Book No. and who      )
declares that he has not         )
received any notice of the       )
revocation of such Power of      )
Attorney in the presence of:     )

 .................................
(Signature of Witness)

 .................................
(Name of Witness in Full)

                                 74.


SIGNED SEALED AND DELIVERED for )
and on behalf of                )....................
SHOWBOAT AUSTRALIA PTY.         ) (Signature)
LIMITED, ACN 061 299 625 by     )
its Attorney under a Power of   )
Attorney dated and registered   )
Book No. and who declares       )
that he has not received any    )
notice of the revocation of     )
such Power of Attorney in the   )
presence of:                    )

 .................................
(Signature of Witness)
 .................................
(Name of Witness in Full)

SIGNED SEALED AND DELIVERED for )
and on behalf of                ).....................
SYDNEY CASINO MANAGEMENT PTY.   ) (Signature)
LIMITED, ACN 060 462 053 by     )
its Attorney under a Power of   )
Attorney dated and registered   )
Book No. and who declares that  )
he has not received any notice  )
of the revocation of such Power )
of Attorney in the presence of: )

 .................................
(Signature of Witness)

 .................................
(Name of Witness in Full)

                                 75.




SIGNED SEALED AND DELIVERED for )
and on behalf of                )...........................
LEIGHTON PROPERTIES PTY.        ) (Signature)
LIMITED, ACN 001 046 395 by     )
its Attorney under a Power of   )
Attorney dated and registered   )
Book No. and who declares that  )
he has not received any notice  )
of the revocation of such Power )
of Attorney in the presence of: )

 .................................
(Signature of Witness)

 .................................
(Name of Witness in Full)

SIGNED SEALED AND DELIVERED for )
and on behalf of                )..........................
SHOWBOAT OPERATING COMPANY by   ) (Signature)
its Attorney under a Power      )
of Attorney dated and registered)
Book No. and who declares       )
that he has not received any    )
notice of the revocation of     )
such Power of Attorney in the   )
presence of:                    )

 .....................................................
(Signature of Witness)
 .....................................................
(Name of Witness in Full)

                                 76.




                        LIST OF EXHIBITS

EXHIBIT 1   Administrative Services Agreement

EXHIBIT 2   Assignment Deed

EXHIBIT 3   Casino Complex Management Agreement

EXHIBIT 4   COA Lease Terms

EXHIBIT 5   Development and Licensibility Agreement

EXHIBIT 6   Not used

EXHIBIT 7   Management Support Agreement

EXHIBIT 8   Not used

EXHIBIT 9   Occupation Licence Agreement (Temporary)

EXHIBIT 10  Partnership Agreement

          SYDNEY HARBOUR CASINO PROPERTIES PTY LIMITED
                        (ACN 050 045 120)

                               AND

                SYDNEY HARBOUR CASINO PTY LIMITED
                        (ACN 060 510 410)

                            ("Owner")

      SHOWBOAT AUSTRALIA PTY LIMITED (ACN 061 299 625) and
        LEIGHTON PROPERTIES PTY LIMITED (ACN 001 046 395)
              ("THE SHOWBOAT LEIGHTON PARTNERSHIP")

              SYDNEY CASINO MANAGEMENT PTY LIMITED
                        (ACN060 462 053)

                       ("Casino Manager")






               CASINO COMPLEX MANAGEMENT AGREEMENT

                        NORTON SMITH & CO
                           Solicitors
                         20 Martin Place
                         SYDNEY NSW 2000
                          DX 119 SYDNEY
                          Ph.: 930 7500
                         Ref: PMD/940477

                        Table of Contents

No.  Title                                                  Page

 1   Definitions and Interpretation                           2
 2   Construction of Complex and Installations by Owner      12
 3   Pre-Opening Services by Casino Manager                  12
 4   Opening Dates                                           14
 5   Operating Term of Agreement                             15
 6   Management of the Complex during Operating Term         15
 7   Casino Manager to Act Solely as Agent of Owner          18
 8   Owner to bear all Operating Expenses                    19
 9   Marketing                                               20
10   Working Capital and Bank Accounts                       20
11   Books, Records and Statements                           21
12   Casino Manager's Management Fee                         23
13   Reserve for Replacements, Substitutions and Additions
     to Furniture and Equipment and Non-Structural
     Improvements                                            24
14   Repairs and Maintenance and Capital Improvements        25
15   Casino                                                  26
16   Insurance                                               27
17   Owner to pay Real and Personal Property Taxes           30
18   Name                                                    31
19   Damage or Destruction - Condemnation                    31
20   Title to Complex                                        33
21   Termination                                             34

22   Notices                                                 36
23   Governing Law                                           38
24   Consent                                                 38
25   Owner's Right of Sale                                   38
26   Assignment                                              40
27   Liability of Owner and Casino Manager                   41
28   Partial Invalidity                                      42
29   Special Conditions                                      42
30   Currency                                                43
31   Owner's Sole Business                                   45
32   Miscellaneous                                           45
33   Entire Agreement                                        47
34   Dispute Resolution                                      47

THIS CASINO COMPLEX MANAGEMENT AGREEMENT is dated 21/4/1994.

BETWEEN SYDNEY HARBOUR CASINO PROPERTIES PTY LIMITED (ACN 050 045 120) a company incorporated in the State of New South Wales and having its registered office at Level 3, 472 Pacific Highway, St Leonards New South Wales ("SHCP"); and SYDNEY HARBOUR CASINO PTY LIMITED (ACN 060 510 410) a company incorporated in the State of New South Wales and having its registered office at Level 3, 472 Pacific Highway, St Leonards, New South Wales ("SHC")
           (SHCP  AND  SHC  COLLECTIVELY  REFERRED TO AS "OWNER")

AND: SHOWBOAT AUSTRALIA PTY LIMITED (ACN 061 299 625) a company incorporated in the State of New South Wales and having its registered office at Level 3, 472 Pacific Highway, St Leonards, New South Wales ("SAL"); and LEIGHTON PROPERTIES PTY LIMITED (ACN 001 046 395) a company incorporated in the State of New South Wales, and having its registered office at Level 3, 472 Pacific Highway, St. Leonards, New South Wales ("Leighton")
           (THE SHOWBOAT LEIGHTON PARTNERSHIP)

AND        SYDNEY  CASINO  MANAGEMENT  PTY  LIMITED (ACN  060 462
           053) a company incorporated in the State of New South Wales, having its registered office at Level 3, 472 Pacific Highway, St Leonards, New South Wales, Sydney ("Casino Manager")

RECITALS:

A. SHCP is or will be entitled on the First Opening Date to be the sub-lessee of the site of the Temporary Casino and on the Second Opening Date to be the lessee of the Permanent Site on which SHCP is constructing an international standard casino complex in accordance with the plans and specifications forming part of the Transaction Documents, which complex is to be known as Sydney Harbour Casino.

B. SHC is or will be entitled on the dates referred to in Recital A to be the licensee of the sites of the Temporary Casino and the Permanent Casino pursuant to license agreements with SHCP and on those same dates will be the licensee under the License.

C.    SHCP  and SHC are both wholly owned subsidiaries of  Sydney
      Harbour  Casino  Holdings Limited ACN  064  054  431  ("SHC
      Holdings").

D. SAL is a subsidiary of Showboat Inc. which is experienced in the planning, decorating, furnishing, equipping and promoting, as well as the ownership, management and operation, through subsidiary companies, of casinos and associated hotels and resorts in the United States of America.

E.    Leighton  is a wholly owned subsidiary of Leighton Holdings
      Limited ACN 004 482 982("Leighton Holdings").

F. SAL has entered into a partnership agreement with Leighton ("the Showboat Leighton Partnership") whereunder SAL and Leighton are to provide services to Owner in relation to the Casino Complex through the nominee company of the Showboat Leighton Partnership.

G.    The  Casino Manager is the nominee company of the  Showboat
      Leighton Partnership.

H. Owner wants the Showboat Leighton Partnership through the Casino Manager to provide and the Showboat Leighton Partnership wants to provide services in relation to planning, decorating, furnishing, managing and equipping of the Casino Complex through the Casino Manager

I. Owner wishes to obtain the benefits of Showboat's and Leighton's expertise in the foregoing areas by turning over to the Showboat Leighton Partnership through their nominee, the Casino Manager, control and discretion in the operation, direction, management and supervision of the Casino Complex on terms that will reserve to Owner such powers and rights as shall enable it to fully comply with its obligations under the Act and on terms that Owner will have the obligations and powers with respect to such operation, direction management and supervision, as herein provided, and the Showboat Leighton Partnership through the Casino Manager for a fee, agrees to assume such control and discretion.

OPERATIVE PROVISIONS:

1.    DEFINITIONS AND INTERPRETATION

1.1   Definitions

      In  this Agreement including the Recitals and any Schedules unless  the  subject  or  context otherwise  indicates  the
      following   terms  shall  have  the  meanings  respectively
      assigned to them:

      "ACCOUNTING PERIOD" means a month or period of not less than two nor more than seven full weeks as determined by Casino Manager in order to comply with the terms of the Licence and all Transaction Documents.

      "ACT" means the Casino Control Act 1992 (New South Wales).

      "AGENCY ACCOUNTS" means the Casino Agency Accounts in the name of SHC.

      "AGREEMENT" means this Casino Complex Management Agreement of even date entered into by the Owner, the Showboat
      Leighton Partnership and Casino Manager.

      "ASSOCIATE"  has the meaning given in Division  2  of  Part
      1.2 of the Australian Corporations Law.

      "AUTHORITY"  means  the  New  South  Wales  Casino  Control
      Authority.

      "BUILDING AND APPURTENANCES" means in relation to:

     (a) the Temporary Casino, the casino and other facilities on the Temporary Premises; and

     (b) in relation to the Casino Complex, the Casino, food and beverage outlets, entertainment facilities and hotel on the Permanent Site;

      together with, in each instance, all installations including, without limitation, heating, lighting, sanitary equipment, air-conditioning, laundry, refrigerating, built-in kitchen equipment and elevators and escalators where relevant.

      "BUSINESS DAY" means any day other than Saturday, Sunday or public holiday recognised in Sydney and generally throughout the State of New South Wales.

      "CASINO" has the meaning given to that term in the Act.

      "CASINO AGENCY ACCOUNTS" means the accounts opened in the name of the Owner by the bank selected by Owner and approved by Casino Manager referred to in Clause 10.

      "CASINO BANKROLL" shall mean an amount reasonably determined by Casino Manager as funding required to bankroll Casino Gaming Activities with such amount being established by the Casino Manager in consultation with the Owner and adjusted periodically as necessary. In no event shall such Casino Bankroll include amounts necessary to cover Operating Expenses or Working Capital. Casino Bankroll shall include the funds located on the casino tables, in the gaming devices, cages, vault, counting rooms, or in any other location in the Casino where funds may be found and funds in a bank account identified by Owner for any additional amount required by the Act or such other amount as is reasonably determined by Casino Manager.

      "CASINO  COMPLEX"  means  the  Casino  and  all  facilities ancillary to or connected with the Casino including a hotel, restaurants, retail facilities, entertainment facilities, carparks, residential and office accommodation, staff facilities, staff car parking, coach storage facilities, open space areas erected on the Permanent Site and unless otherwise stated includes the Temporary Casino erected on the Temporary Site and for the purposes of this Agreement comprises the Permanent Site (and whilst relevant, the Temporary Site ) the Building and Appurtenances, all Furniture and Equipment and all Operating Equipment and Operating Supplies.

      "CASINO COMPLEX GROSS OPERATING PROFIT" means the excess of Total Revenue over Operating Expenses after deducting
      Casino Operating Expenses from Operating Expenses.

      "CASINO  GAMING  ACTIVITIES"  shall  include  but  not   be
      limited to table games, slot machines, video machines, Keno and other forms of gaming managed by Casino Manager in the Casino.

      "CASINO GROSS OPERATING PROFIT" means the excess of  Casino
      Revenue over Casino Operating Expenses.

      "CASINO   MANAGER"  means  Sydney  Casino  Management   Pty
      Limited ACN 060 462 053 in the capacity of nominee of the Showboat Leighton Partnership.

     "CASINO OPERATING EXPENSES" means:

      (a) All Operating Expenses directly attributable to maintaining conducting and supervising the operation of the Casino including the community benefits levy, state casino duties, such direct expenses for Casinos as are included in the Uniform System, the management fee provided for in Clause 12.1(a) but excluding the management fee provided for in Clause 12.1(b). Wherever possible and practical, all services and utilities for the Casino shall be separately metered or invoiced and the charges for such services and utilities shall be paid separately. When such services and utilities are so inter-related that separation in this way is not possible, the costs shall be accumulated and apportioned in accordance with the following paragraph.

      (b) Such proportion of those Operating Expenses which are so inter-related that specific allocation between the Casino and the remainder of the Complex is impracticable including without limitation those costs specified in the Uniform System described as Administrative and General, Property Operation and Maintenance, Marketing (including complimentaries and other charges to the Casino from the Casino Complex) and Energy as shall be apportioned between Operating Expenses and Casino Operating Expenses which in the case of marketing expenses shall be in the proportion which Total Revenue bears to Casino Revenue and which in the case of all other expenses referred to in this paragraph (b) shall be the fraction in which the numerator shall be the square metres of the area where Casino Gaming Activities are carried on together with such further areas as Casino Manager and Owner agree and the denominator shall be the square metres of the Casino Complex.

      "CASINO REVENUE" means the pretax total of all sums including cheques and other negotiable instruments, whether collected or not, received from the conduct or playing of games within the Casino, less the total of all sums paid out as winnings in respect of such conduct or playing of games.

      "CHIPS" means any tokens used or capable of being used in the Casino in the conduct of gaming in the place of money and approved for the purpose under the Act.

      "CLAUSE" means a clause of this Agreement.

      "COA" means the Casino Operations Agreement of even date between the Authority, SHC, SHCP, SHC Holdings, SAL,
      Leighton, Casino Manager and Showboat Operating Company.

      "COMPLIANCE  DEED" means the Deed of even date between  the
      Authority,   SHC,  SHCP,  SHC  Holdings,   SAL,   Leighton,
      Leighton Holdings, SCM and Showboat Operating Company.

      "CPI" means the annual percentage increase to the end of the March quarter of the Fiscal Year at the end of which the calculation is being made from the end of the March quarter for the previous Fiscal Year determined by the All Groups Consumer Price Index applicable to the city of Sydney as published by the Australian Bureau of Statistics and in the event of such Index being discontinued or abolished then such index as the Australian Bureau of Statistics or its successors shall substitute therefor and if no index shall be substituted therefor then any index kept by the Commonwealth or New South Wales State Governments as the Casino Manager and Owner shall agree.

      "FIRST  OPENING DATE" has the meaning given to it in Clause
      4.

      "FISCAL YEAR" means the financial year beginning on 1 July in any year and ending on the next occurring 30 June except that the first Fiscal Year shall be that period commencing on the First Opening Date and ending the next occurring 30 June and the last Fiscal Year shall be that period beginning on 1 July of the Fiscal Year in which this Agreement is terminated and ending on the date on which this Agreement is terminated. The words "Full Fiscal Year" as used in this Agreement refer to any Fiscal Year containing not less than 365 days.

      "FURNITURE AND EQUIPMENT" means all necessary furniture, furnishings, wall coverings, gaming tables, gaming machines, surveillance equipment, computer equipment, electronic display boards and signage and all ancillary gaming and electronic equipment and all other Casino Complex equipment which shall include all equipment required for the operation of the casino surveillance and security, kitchens, baths, laundries and dry cleaning facilities, office equipment, dining room wagons, material handling equipment, cleaning and engineering equipment and vehicles.

      "INDEPENDENT  CHARTERED  ACCOUNTANT"  means  the  firm   of
      Arthur Andersen or such other qualified accounting firm as approved by Owner and Casino Manager.

      "INTEREST"  means the rate which is 2% above the  indicator lending  rate  on  corporate overdrafts exceeding  $100,000 from time to time charged by the Commonwealth Bank of Australia.

      "LEASES" means the lease granted or to be granted to SHCP over the Permanent Site and whilst relevant the sub-lease over the Temporary Site.

      "LICENCE" means the licence granted by the Authority to SHC to operate the Casino pursuant to Section 18(1) of the Act.

      "MANAGEMENT FEE" has the meaning given to it in Clause 12.

      "NON-STRUCTURAL   IMPROVEMENTS"   means    minor    repairs
      replacements   and   improvements  to  the   Building   and
      Appurtenances which are not of a structural nature.

      "OPENING  DATE" means either or both of the  First  Opening
      Date and the Second Opening Date as the context requires.

      "OPERATING EQUIPMENT" means all necessary gaming consumables, gaming cloths, chips, dice, chinaware, glassware, linens, silverware, uniforms, utensils and other items of a similar nature including such items bearing such name or identifying characteristics as Casino Manager shall consider appropriate.

      "OPERATING EXPENSES" means all costs and expenses of maintaining, conducting and supervising the operation of the Casino Complex incurred by Casino Manager directly or at its request pursuant to this Agreement or as otherwise specifically provided herein, which are properly attributable to the period under consideration under Casino Manager's system of accounting, including without limitation:

      (a) The cost of all food and beverages sold or consumed and of all Operating Equipment and Operating Supplies placed in use including rental of telephone equipment, telex equipment and hire of like communications equipment where such equipment is not available to Owner for purchase and its installation has been approved by Casino Manager. For purposes of this provision, Operating Equipment and Operating Supplies shall be considered to have been placed in use when they are transferred from the storerooms of the Casino Complex to the appropriate operating departments.

      (b) Salaries and wages of Casino Complex personnel, including costs of payroll taxes and direct reasonable employee benefits (which benefits may include, without limitation, a pension plan, medical insurance, life insurance, an executive bonus program and home leave transportation expenses), any amount accrued or paid for severance termination pay, long service leave or superannuation payments related to the period of employment at the Casino Complex, and the reasonable costs of moving executive level Casino Complex personnel (being those personnel who report directly to the Managing Director and those personnel in turn directly reporting to them), their families and their belongings to the area in which the Casino Complex is located at the commencement of their employment at the Casino Complex and returning them to their point of origin or next assignment to the extent that such costs are not paid by another employer (with costs limited to the cost of return to point of origin) upon the conclusion of their employment at the Casino Complex and all other expenses not otherwise specifically referred to herein which are referred to as Administrative and General Expenses in the Uniform System. If the
           General Casino Manager of the Casino Complex and other Casino Complex executive personnel are on the payroll of Casino Manager or any affiliated company, the cost of their salaries, payroll taxes and employee benefits shall be billed by such company to and be reimbursed by Casino Manager monthly and such reimbursement shall be an Operating Expense.

           Subject to Clause 7.2 the salaries or wages of other employees or executives of Casino Manager, Showboat, Leighton or any of their affiliated companies shall in no event be an Operating Expense, but traveling expenses incurred by them in connection with the management of the Casino Complex shall be Operating Expenses and such persons shall be entitled to free room and board and the free use of all Casino Complex facilities at such times as they visit the Casino Complex in connection with the management thereof. Notwithstanding the foregoing, if it becomes necessary for a Showboat or Leighton employee or an employee or executive of a company affiliated with Showboat or Leighton to temporarily perform services at the Casino Complex of a nature normally performed by Casino Complex personnel, his salary (including payroll taxes and employee benefits) as well his traveling expenses will be Operating Expenses and he will be entitled to free room, board and use of Casino Complex facilities, while performing such services.

      (c) The cost of non-structural repairs to and maintenance of the Casino Complex referred to in Clause 14.

      (d) The cost of all other goods and services obtained by Casino Manager in connection with its operation of the Casino Complex including. without limitation, heat and utilities office supplies and all services performed by third parties.

      (e) Insurance premiums for public or third party liability insurance, and Workers' Compensation Insurance or insurance required by similar employee benefits acts (as opposed to premiums for property damage insurance, business interruption insurance and boiler and machinery insurance which are not to be Operating Expenses) being the insurances referred to in Clause 16.7(a) to (c).

      (f) Casino licences including employee licence fees, state or local fees and taxes, community benefit levy and liquor licence fees (as provided for under the COA and subject to section 89 of the Act), if any, (as opposed to all duties assessments and any other charges levied against the Casino Complex on its contents which are not to be Operating Expenses).

      (g) Legal fees and fees of any Independent Chartered Accountant for services directly related to the operation of the Casino Complex and its facilities and fees for the audit of the accounts relating to the Casino Complex.

      (h) The costs and expenses of technical consultants and specialised operational experts for specialised services in connection with non-recurring work on operational, functional, decorating, design or construction problems and activities, including the reasonable fees of Showboat or Leighton or any Showboat or Leighton subsidiary or division.

      (i)  All  expenses for advertising and marketing the Casino
           Complex  specified as Operating Expenses in  Clause  9
           and   all  expenses  of  sales  promotion  and  public
           relations activities.

      (j) All out-of-pocket expenses and disbursements determined by the Independent Chartered Accountant to have been reasonably, properly and specifically incurred by Casino Manager, Showboat or any of their affiliated or subsidiary companies pursuant to, in the course of and directly related to, the management and operation of the Casino Complex under this Agreement. Without limiting the generality of the foregoing, such charges may include all reasonable travel, telephone telegram, radiogram, cablegram, air express and other incidental expenses, but except as herein otherwise expressly provided, shall not include any of the regular expenses of the offices maintained by Casino Manager, Showboat or any of their affiliated or subsidiary companies other than offices maintained at the Casino Complex for the management of the Casino Complex.

      (k) The management fee provided for in Clauses 12.1(a) and (c) hereof

      (l)  Any   other  expenses  expressly  provided   in   this
           agreement as being an Operating Expense.

      Excluding except as otherwise provided in this Agreement:

      (m)  depreciation and amortization;

      (n) interest on Owner's indebtedness and any rent payable by Owner either in respect of the Temporary Premises or the Permanent Site, the Building and
           Appurtenances, the Furniture and Equipment, the Operating Equipment, the Operating Supplies or any part of any of the foregoing;

      (o) taxes and insurance premiums which are stated to be borne by the Owner under this Agreement; and

      (p) the costs of any other things specified herein to be done or provided at Owner's expense;

      (q) the management fee provided for in Clauses 12.1(b) and (d) hereof.

      "OPERATING SUPPLIES" means playing cards, dice, chips,  the
      inventories   of   paper  supplies,   cleaning   materials,
      maintenance  supplies,  uniforms  and  similar   consumable
      items.

      "OPERATING TERM" shall mean the operating term as provided for in Clause 5.1 .

      "PERMANENT SITE" has the same meaning as defined in the Compliance Deed.

      "PRE-OPENING EXPENSES" means all expenses incurred by SHC, SAL, Casino Manager or by Showboat or Leighton or any affiliated or subsidiary companies thereof in performing Pre-Opening Services in connection with the opening of the Casino Complex by Owner including without limitation reasonable travel expenses (including the costs of moving executive-level hotel personnel, their families and their belongings and expenses of business entertainment, salary (including pay roll taxes and costs of employee benefits)
      of   specialist  and  non-specialist  executives
      for time actually spent in the performance of Pre-Opening Services (including travel time), the cost of pre-opening advertising, promotion and publicity, the cost of suitable ceremonies, the cost of obtaining all necessary licences and permits which are the responsibility of Casino
      Manager, including the fees of solicitors and other consultants incident thereto, software licenses, small capital items, office fitout costs, interim office expenses including rent, outgoings, administration etc., the cost of training of staff and the fees payable for participation in any third party reservation system as indicated and agreed upon in the budget to be submitted by the Casino Casino Manager to the Owner.

      "PRE-OPENING SERVICES" means those services referred to in Clauses3.1(a)-(g) inclusive and any other matters which Clause 3 provides may be included within such description.

      "PROJECT DOCUMENTS" means Project Documents as defined in the Compliance Deed.

      "RESERVE ACCOUNT" means the account in the name of SHC additional to the Agency Account established for the reserve of replacements, substitutions and additions to Furniture and Equipment and Non-Structural Improvements provided for in Clause 13.

      "RESERVE FUND" means a cash fund created for the purpose of making replacements, substitutions and additions to Furniture and Equipment and Non-Structural Improvements pursuant to the Clause 13.2.

      "SECOND OPENING DATE" has the meaning given to it in Clause 4.

      "SHOWBOAT"   means  Showboat  Inc  a  foreign   corporation
      incorporated in the state of Nevada in the United States of America and having its principal office at 2800 Fremont
      Street, Las Vegas, Nevada.

      "STANDARDS" means such standards as are described in Clause 12.1 of the COA.

      "TEMPORARY CASINO" means the temporary Casino and other facilities including car park constructed in accordance with the requirements of the Authority and other relevant agreements for use preceding completion of the Casino Complex.

      "TEMPORARY SITE" means the Temporary Site as defined in the Compliance Deed.

      "TOTAL REVENUE" means all income and proceeds of sales of every kind (whether in cash or on credit) resulting from the operation of the Casino Complex and all of the facilities therein including without limitation,

      (a) all income received from tenants, transient guests, lessees, licensees and concessionaires (but not including the gross receipts of such lessees, licensees or concessionaires) and other persons occupying space at the Casino Complex and/or rendering services to Casino Complex guests (but exclusive of all consideration received at the Casino Complex for hotel accommodation, goods and services to be provided at other hotels, although arranged by, for, or on behalf of, Casino Manager),

      (b) all income from catering operations conducted outside of the Casino Complex unless such operations are licenced to a party other than the Casino Manager in which case the licence fee received shall be included,

      (c) all revenues resulting from the operations of any car park connected with the Casino Complex unless such operations are licenced to a party other than the Casino Manager in which case the licence fee received shall be included,

      (d) all subsidy payments, governmental allowances and awards,

      (e) any other form of incentive payments or awards from any source whatsoever which are attributable to the operation of the Casino Complex and

      (f) the proceeds of use and occupancy insurance actually received by Casino Manager or Owner with respect to the operation of the Casino Complex (after deduction from such insurance proceeds of all necessary expenses incurred in the adjustment or collection thereof), after deducting any value added tax or betterment levy, or bed tax payable to any government or statutory authority but does not include Casino Revenue.

      "TRANSACTION DOCUMENTS" has the same meaning as in the Compliance Deed.

      "UNIFORM SYSTEM" means the "Uniform System of Accounts  for
      Hotels" currently 8th Revised Edition 1985) as adopted by the American Hotel and Motel Association of the United
      States and Canada from time to time.

      "WORKING  CAPITAL"  shall mean such amount  in  the  Agency
      Accounts and the Casino Bankroll as will be reasonably sufficient to assure the timely payment of all current liabilities of the Casino Complex, including the operations of the Casino, during the term of this
      Agreement, and to permit Casino Manager to perform its management responsibilities and obligations hereunder, with reasonable reserves for unanticipated contingencies and for short term business fluctuations resulting from monthly variations from the budget.

1.2   Interpretation

      (a)  In   this  agreement,  unless  the  context  otherwise
           requires:

           (1) headings and underlinings are for convenience only and do not affect the interpretation of this agreement;

           (2) words importing the singular include the plural and vice versa;

           (3)  words importing a gender include any gender;

           (4)  an   expression   importing  a   natural   person
                includes   any   company,   partnership,    joint
                venture, association, corporation or other body corporate and any governmental agency;

           (5) a reference to any thing includes a part of that thing;

           (6)  references   to   Clauses,  parties,   annexures,
                exhibits and schedules are references to  Clauses
                of,   and   parties,  annexures,   exhibits   and
                schedules to, this agreement;

           (7) a reference to any statute, regulation, proclamation, ordinance or by-law includes all statutes, regulations, proclamations, ordinances or by-laws varying, consolidating or replacing them, and a reference to a statute includes all regulations, proclamations, ordinances and by-laws issued under that statute;

           (8)  a   reference   to  an  agreement  includes   any
                encumbrance,   guarantee,   undertaking,    deed,
                agreement or legally enforceable arrangement or understanding whether or not in writing;

           (9) a reference to an asset includes all property, of any nature, as well and all rights, revenues and benefits;

           (10) a  reference to a document includes any agreement
                in   writing,  or  notice,  instrument  or  other
                document of any kind;

           (11) a reference to a document includes any permitted amendment or supplement to or replacement or novation of, that document;

           (12) a reference to a party to any document includes that party's successors and permitted assigns;

           (13) where the day on or by which any thing is to be done is not a Business Day, that thing must be done on or by the preceding Business Day;

           (14) a reference to the Owner shall mean and include a reference to SHCP or SHC as the case may be where to do otherwise would conflict with the provisions of the Act, the Licence or the COA but otherwise such reference shall mean and include a reference to SHCP and SHC jointly and severally.

           (15) where there is a reference herein to a liability of the Showboat Leighton Partnership through its nominee the Casino Manager, such liability is a several liability in accordance with the 85%
                interest in such partnership of SAL and the 15% interest therein of Leighton.

      (b)  To   the  extent  of  any  inconsistency  or  conflict
           between the terms of this Agreement and the Act or the COA.

           (1) The Act and the COA shall prevail over this Agreement.

           (2) In the event of any inconsistency between the Act and the COA, the Act shall prevail over the COA.

2.    CONSTRUCTION OF COMPLEX AND INSTALLATIONS BY OWNER

2.1 Owner engages Casino Manager to be Owner's consultant to advise on the configuration, layout, interior design and construction of the Casino Complex. Additionally, Casino Manager shall recommend to Owner and advise Owner as to the suggested placement of all gaming equipment and ancillary furnishings and the configuration of ancillary areas within the Casino Complex.

2.2 Owner, at its sole and separate expense, shall prepare preliminary design plans, working drawings, and specifications of the Casino Complex. Casino Manager shall evaluate the preliminary design plans, working drawings and assist owner in designing the Casino Complex. Owner shall have the sole and exclusive right to manage, direct, control, co-ordinate and prosecute the construction of the Casino Complex and the installation of the Furniture and Equipment.

2.3 Owner shall, strictly in accordance with the relevant provisions of the COA and in conformity with all applicable laws, ordinances and governmental regulations, at its own expense, construct furnish and equip on the Temporary Premises, a Temporary Casino and on the Permanent Site an international standard casino, food and beverage and entertainment and hotel complex each complying with the Standards including Casino Manager's requirements for life safety specifications.

2.4   The   Casino   Complex  shall  consist  of  the  facilities
      described and defined as the Casino Complex in the COA.

2.5   If  there  is  a  delay in the construction of  the  Casino
      Complex both Owner and Casino Manager shall take all reasonable steps to mitigate any damages which may arise from such delay.

3.    PRE-OPENING SERVICES BY CASINO MANAGER

3.1 Prior to each the First Opening Date and the Second Opening Date, Casino Manager, as agent and for the account of Owner, shall have the exclusive right in relation to the Casino Complex to engage in the following Pre-Opening Services, provided that funds are advanced therefor as hereafter required:

      (a) Recruit, train, direct and employ on behalf of SHC an initial staff for the Casino Complex.

      (b) Initiate and prosecute promotion publicity and other like programs designed to attract guests to the Casino Complex on and after the Opening Date including without limiting the generality of the foregoing, public relations and other marketing activities.

      (c) Negotiate leases licences and concession agreements for stores office space and lobby space at the Casino Complex, subject to SHCP's approval. All leases, licences or concessions shall be in SHCP's name and executed by officers of SHCP on its behalf.

      (d)  Apply  for,  process and take all necessary  steps  to procure so far as is possible in SHC's name (or or both as may be required by the issuing authority) all licences and permits required for the operation of the Casino Complex and its related facilities by SHC, provided that it will be SHC's obligation to obtain the Licence and any liquor licences for the sale of alcoholic beverages at all restaurants and bars in the Casino Complex and to all guest rooms, but Casino Manager agrees to render SHC all reasonable assistance in connection with its efforts to obtain such licences.

      (e) Purchase all initial Operating Supplies, food and beverages. Such initial inventories shall be paid for out of the working capital furnished by SHC under Clause 10 of this Agreement.

      (f) Prepare and submit to SHC organisational plans with respect to the staffing structure for the Casino
           Complex 90 days prior to each Opening Date.

      (g) Do all other things necessary for the proper opening of the Casino Complex including, but not limited to, arranging for suitable inaugural ceremonies and arranging for interim office space being such office space as is necessary for the Casino Manager to fulfill its functions under this Clause.

3.2 All reasonable budgeted Pre-Opening Expenses incurred by Casino Manager, Showboat, Leighton or any of Casino Manager's, Showboat's or Leighton's affiliated or subsidiary companies shall be paid for by Owner provided that Casino Manager shall be reimbursed by Owner for overruns to budgeted Pre-Opening Expenses where Casino Manager has complied with the terms of this Agreement or has not recklessly incurred additional expense provided that Casino Manager has obtained Owner's consent to any material overruns.

3.3 Owner shall deposit from time to time with Casino Manager such amounts as are notified by Casino Manager as are necessary and in accordance with Clause 3.2 hereof to meet
      Pre-Opening Expenses.

3.4   Within  ninety  (90) days after each Opening  Date,  Casino
      Manager shall account to Owner for all expenditures made under this Clause which shall be independently reviewed by the Independent Chartered Accountant.

3.5 If any balance remains of the funds deposited by Owner with Casino Manager hereunder, they shall be placed in the Agency Accounts provided for in Clause 10 to the extent that there are insufficient funds therein, and any surplus shall be repaid to Owner forthwith.

3.6 If Casino Manager at any time expends funds in excess of the amount deposited with it under this Clause, with the consent of Owner, or by reason of Owner's not depositing additional funds with Casino Manager in the event of anticipated or actual delay, such excess shall be refunded to Casino Manager forthwith upon demand with Interest calculated on a daily basis.

3.7 At Casino Manager's request, Owner will from time to time deposit with Casino Manager the estimated costs in connection with obtaining any applicable licences and permits to be obtained by Casino Manager. Any portion of the deposits not expended will be refunded to Owner.

4.    OPENING DATES

4.1   (a)  Subject  to Clause 4.3, the First Opening  Date is the
           date of the completion of the Temporary Casino to a state of operational readiness which complies with the Completion Standards (as defined in the Development Agreement between SHC and Leighton ("Development Agreement"))

      (b)  The  Second Opening Date is the date of the Completion
           (as defined in the Development Agreement) of the Casino Complex (other than the Temporary Casino).

4.2 Notwithstanding the Opening Date, Owner and Casino Manager shall proceed diligently thereafter to fulfill all of its obligations provided for in Clause 2 regarding the construction furnishing and equipping of the Casino Complex and Owner shall diligently proceed to cure all material defects or deficiencies as to which Casino Manager notifies it.

4.3 Notwithstanding Clause 4.1, both parties agree that the First Opening Date and the Second Opening Date shall each be a date which is no earlier than 10 days after the satisfaction of all the following conditions:

      (a) all operating permits for the Casino Complex and its operations (including, without limitation, a certificate of occupancy or local equivalent, gaming, liquor and restaurant licences) have been obtained,

      (b) the Working Capital and the Casino Bankroll for the Casino have been furnished by Owner,

      (c) Casino Manager shall have given written notice to Owner that all operational systems have been tested on a "dry-run" basis to the satisfaction of Casino Manager and, to the extent required by applicable law and the Authority provided that no further testing shall be required of operational systems which have been satisfactority tested under the Development Agreement, and

      (d) all other state and federal governmental requirements necessary to open, occupy and operate the Casino
           Complex have been satisfied.

5.         OPERATING TERM OF AGREEMENT

5.1 Subject to the COA the Operating Term of this Agreement shall be a period commencing on the date this Agreement is signed and terminating on the expiration of the Licence unless otherwise canceled or extended in accordance with this Agreement or any other Transaction Document or by the Authority under the Act.

6.    MANAGEMENT OF THE CASINO COMPLEX DURING OPERATING TERM

6.1 Owner hereby engages Casino Manager as the exclusive casino manager of the Casino Complex during the Operating Term. Casino Manager shall manage the Casino Complex and all of its facilities and activities in accordance with the Standards and provide or contract for entertainment in keeping with the requests of patrons, financial viability and constraints of the Casino Complex and the requirements of the Authority under the Act.

6.2 Except as in this Agreement otherwise provided and subject to the Act the COA and all other applicable laws, Casino Manager shall have exclusive control and discretion in the operation, direction, management and supervision of the Casino Complex. Such control and discretion shall include, without limitation:

      (a)  determination   of  labour  policies  (including   the
           hiring and discharge of all employees and entering into a contract or contracts with an applicable union or unions in Owner's name);

      (b) credit policies (including entering into agreements with credit card organisations);

      (c)  terms of admittance;

      (d)  charges for rooms;

      (e)  entertainment and amusement policies;

      (f) food and beverage policies (including the right to conduct catering operations outside of the Casino
           Complex);

      (g) leasing, licensing and granting of concessions for commercial space at the Casino Complex;

      (h) the institution of such legal proceedings in the name of Owner or Casino Manager as Casino Manager shall deem appropriate in connection with the operation of the Casino Complex; and

      (i) all phases of promotion and publicity relating to the Casino Complex.

      In exercising its said control and discretion, Casino Manager may negotiate such contracts, leases, concession agreements and other undertakings on behalf of Owner as it shall from time to time consider appropriate subject to Division 2 of Part 3 of the Act with respect to controlled contracts and the budget, and officers of Owner will execute any or all of same at Casino Manager's request.

6.3 After due consideration to the impact of undertaking any legal proceedings upon the Owner, Casino Manager may institute such legal proceedings in the name of Owner as Casino Manager shall deem appropriate in connection with the operation of the Casino Complex; and

      (a) Owner shall co-operate with Casino Manager in the institution of such legal proceedings.

      (b) In the event that Owner shall refuse to institute such legal proceedings within two (2) months of Casino Manager on the advice of Casino Manager's solicitors requiring the institution of such proceedings then where the recommended proceedings are for recovery of a debt the amount thereof specified by Casino Manager in its recommendation to Owner shall be deemed to be added to Total Revenue.

      (c) In any other case such amount as may be determined by the Independent Chartered Accountant (who may make such determination on the advice of Queen's Counsel or Senior Counsel of the New South Wales Bar) shall be deemed to be added to Total Revenue.

      (d) Such addition to Total Revenue shall be with effect in the accounting year in which the cause of action arose but shall only be made if it has not already been included in Total Revenue.

      (e) In any such proceeding Owner shall be represented by legal advisers of its choice.

6.4 Notwithstanding the foregoing no Casino Complex employee shall receive compensation (including salary and benefits greater than at the rate of $750,000 per year exclusive of the value of food and lodging and the use of Casino Complex facilities (increased at the end of each Fiscal Year by the CPI) without prior consent of Owner of the pay rate. This amount may be redetermined by agreement from time to time to reflect other increases in the cost of living or industry pay rates, such maximum rate to be determined conclusively by the Independent Chartered Accountant at the request of either party made at any time in the event the parties fail to agree to any suggested increase.

6.5 In its management of the Casino Complex hereunder, Owner acknowledges that Casino Manager is to implement and carry out methods procedures and policies suggested by Showboat and other recommendations made by Showboat when such recommendations are consistent with the business plan and budget approved by the Owner.

6.6 If equipment is installed and maintained at the Casino Complex in connection with any services referred to in Clause 6.5, all costs of such installation and maintenance will be paid by Owner and charged to the operation of the Casino Complex as an Operating Expense either as current expenses or over a period of years as determined by the Independent Chartered Accountant.

6.7   Casino Manager may in accordance with agreed budgets:

      (a) purchase goods, supplies and services from or through Showboat, Leighton or any of their affiliated or subsidiary companies so long as the prices and terms thereof are demonstrably competitive with the prices and terms of goods and services of equal quality available from others;

      (b) pay to any of same a fee for the negotiation of contracts for the direct purchase by Casino Manager from independent suppliers of goods, supplies and services so long as the prices and terms thereof when added to the said fee are demonstrably competitive with the prices and terms of goods and services of equal quality available from others, such fee to be charged to the operation of the Casino Complex on the same basis as it is charged to the operation of hotels owned by Showboat subsidiaries; and

      (c) retain a Showboat or Leighton subsidiary, affiliate or division as a consultant to perform technical services in connection with any substantial remodelling, repairs, construction or other capital improvements to the Casino Complex and said subsidiary, affiliate or division shall be reasonably compensated for its services.

6.8 Casino Manager, in its discretion may provide reasonable short term food and lodging for Casino Complex employees and allow them the use of Casino Complex facilities and may allow the general manager of the Casino Complex suitable living quarters within the Casino Complex and the reasonable use of all Casino Complex facilities including food, without charge to the said Casino Complex employees and General Casino Manager or to Casino Manager.

6.9 Casino Manager, in its discretion may enroll the Casino Complex employees in superannuation (in addition to any superannuation required by law), medical and health, life insurance and similar employee benefit plans. The said plans may be joint plans for the benefit of employees at more than one casino or hotel owned, leased or managed by Showboat or any of its subsidiaries. Employer contributions to such plans and reasonable administrative fees which Casino Manager may expend in connection therewith will be Operating Expenses.

6.10 From time to time, at the request of Owner, senior executive staff of Casino Manager having knowledge of the operation of the Casino Complex, shall attend a meeting at a time and place reasonably determined by Owner and shall report to Owner as to the operation of the Casino Complex and shall discuss matters of policy and procedure affecting all phases of the conduct of business at the Casino Complex. To the extent possible such consultation and advice shall take place prior to effectuating any major policies and procedures.

6.11 Not later than sixty (60) days prior to the commencement of each Fiscal Year Casino Manager shall submit to Owner a draft annual budget for the operation of the Casino Complex in accordance with the Uniform Systems accompanied by full supporting data and assumptions and a business plan, and shall at Owner's request, consult with Owner in good faith concerning such budget and will give consideration to suggestions made by Owner. The final decision on the budget shall be that of Casino Manager. The final annual budget shall be submitted to Owner no later than 10 days prior to the commencement of each Fiscal Year.

6.12 Subject to the non competition provisions of the COA, nothing contained in this Agreement shall be construed to restrict or prevent, in any manner, Casino Manager, Showboat, Leighton or any of their affiliates or subsidiaries from engaging in any other businesses or investments during the term of this Agreement or any renewal thereof, including, without limitation, any similar or competitive gaming operation. Owner acknowledges that Showboat and/or their affiliates operate other casinos and may in the future operate additional casinos in different areas of the world, and that marketing efforts may cross over in the same markets and with respect to the same potential customer base. Casino Manager, in the course of managing the Casino, may refer customers of the Casino Complex and other parties to other facilities operated by affiliates of Casino Manager to utilize gaming, entertainment and other amenities, without payment of any fees to Owner. Owner consents to such activities and agrees that such activities will not constitute a conflict of interest. Owner acknowledges and agrees that Casino Manager may distribute promotional materials for Casino Manager's affiliates and facilities, including casinos, at the Casino Complex.

7.    CASINO MANAGER TO ACT SOLELY AS AGENT OF OWNER

7.1 In the performance of its duties as Casino Manager of the Casino Complex Casino Manager shall act solely as agent of Owner. Nothing herein shall constitute or be construed to be or create a partnership or joint venture between Owner and Casino Manager. All debts and liabilities to third persons incurred by Casino Manager in the course of its operation and management of the Casino Complex shall be the debts and liabilities of Owner only and Casino Manager shall not be liable for any such debts and liabilities by reason of its management, supervision, direction and operation of the Casino Complex for Owner. Casino Manager may so inform third parties with whom it deals on behalf of Owner and may take any other reasonable steps to carry out the intent of this paragraph.

7.2   (a)  Casino  Complex  employees  shall be  the employees of
           SHC and not of Casino Manager and every person performing services in connection with this Agreement, including any agent or employee of Casino Manager, Showboat, Leighton or their affiliates shall be acting as the agent of SHC.

      (b) Nonetheless, the Casino Complex employees including manager and other executive personnel may be on the payroll of SAL or Leighton or any of their affiliates and their salaries and other related expenses (including, but not limited to, payroll taxes and the cost of employee benefits and any amount accrued or paid for severance termination pay long service leave or superannuation payments related to the period of employment at the Casino Complex) shall be invoiced to Owner as a supplemental management fee and included in Operating Expenses provided such employees receive compensation based on a rate no greater than provided for in Clause 6.4 hereof (provided always that where an employee receives compensation in excess of such rate, the rate to be applied shall be the maximum allowed under Clause 6.4) unless Owner agrees.

      (c)  Additionally,  the  Casino  Manager  may  utilise  the services of executives of Showboat or any of its subsidiaries or affiliates and their salaries and any other related expenses including but not limited to, payroll taxes and the cost of employee benefits and any amount accrued or paid for severance termination pay, long service leave or superannuation pay hereby related to the period of employment at the Casino Complex shall be invoiced to Owner as a supplemental management fee and included in Operating Expenses provided such executives receive compensation based on a rate no greater than provided for in Clause 6.4 hereof (provided always that where an employee receives compensation in excess of such rate the rate to be applied shall be the maximum allowed under Clause 6.4) unless Owner agrees.

      (d) To the extent that Casino Manager deems advisable and in Owner's best interest, Casino Manager may delegate to one or more persons in its employ or to the Casino Complex general manager the responsibility of employing, paying, supervising and discharging SHC employees. Each person to whom any such duty is delegated shall be the agent of the licensee under the Licence and not of Casino Manager for such purposes.

8.         OWNER TO BEAR ALL OPERATING EXPENSES

8.1 In performing its duties hereunder during the Operating Term, Casino Manager shall act solely for the account of Owner. All reasonable Operating Expenses incurred by Casino Manager in performing its duties shall be borne solely by Owner. To the extent the funds necessary therefor are not generated by the operation of the Casino Complex, they shall be supplied by Owner to Casino Manager in the manner provided in Clause 10. If Casino Manager recommends to Owner that the funds in the Capital Expenditure Reserve Account (provided for in Clause 13) be used to defray Operating Expenses of the Casino Complex other than the expenses for which the reserve was created and Owner agrees then such fund in the Capital Expenditure Reserve as may be necessary to meet such need may be so utilised and Owner shall replace all such funds on demand.

8.2 Casino Manager shall not in any event be required to advance any of its own funds for the operation of the Casino Complex, nor to incur any liability in connection therewith unless Owner shall have furnished Casino Manager with funds necessary for the discharge thereof. However, if Casino Manager shall at any time advance any funds in payment of Operating Expenses, which Casino Manager shall have the right but not the obligation to do, Owner shall repay Casino Manager on demand all or any part thereof, plus Interest calculated on a daily basis except that if such  advances  were  made by converting  foreign  currency into Australian dollars, then repayment shall be made in the foreign currency so converted and to the extent such advances result from Casino Manager refraining from receiving any part of its fees on the dates they are payable hereunder they shall be deemed to have been made in the currency of Australia.

9.    MARKETING

9.1 Casino Manager shall arrange and contract for all marketing including but not limited to advertising, selling and public relations activities which Casino Manager may deem necessary for the operation of the Casino Complex. Casino Manager shall analyse the market, identify market segments that would generate revenue and profit for the Casino Complex and then develop a combination of marketing (including but not limited to advertising and promotions) and sales (including but not limited to player representatives, agreements with tour wholesalers) programmes designed to generate revenue and profit. The business plan submitted by Casino Manager with the annual budget shall contain detailed marketing plans designed to generate the projected revenues. The Casino Complex may participate in Showboat's sales centres and advertising programmes (if any) and any other such programmer as determined by Casino Manager for such amount as Casino Manager determines is the Casino Complex's proper share of such participation from time to time and such amount shall be an Operating Expense.

10.   WORKING CAPITAL AND BANK ACCOUNTS

10.1  (a)  Owner will provide Casino Manager with initial working capital in the amounts agreed in the budget prepared by Casino Manager and approved by Owner thirty (30) days prior to the Estimated First Opening Date and thirty (30) days prior to the Estimated Second Opening Date.

      (b) Thereafter from time to time throughout the Operating Term, if and as requested by Casino Manager, Owner shall furnish to Casino Manager funds sufficient in amount to constitute normal working capital for the uninterrupted and efficient operation of the Casino Complex.

      (c)  Any  dispute  as  to  the amount  of  working  capital required for the operation of the Casino Complex shall be resolved by the Independent Chartered Accountant who shall take into account in each instance all reasonably foreseeable future financial needs of the Casino Complex.

10.2 (a) All funds received by Casino Manager in the operation of the Casino Complex, including working capital for the Casino Complex referred to in the preceding paragraph, shall be deposited in the relevant Agency Account in compliance with the Act. Such funds shall be Owner's property subject to the terms of this Agreement and shall not be mingled with Casino Manager's or Owner's other funds.

      (b) Out of the Agency Accounts, Casino Manager shall pay all Operating Expenses as well as the fees payable to Casino Manager under Clause 12.

10.3 Owner may require that amounts standing to the credit of the Agency Accounts may be placed on short term deposit at interest such interest for the account of Owner and not form part of Total Revenue. Any expenses of Casino Manager in connection therewith shall be reimbursed by Owner to Casino Manager.

10.4 In addition to the Agency Accounts, a Reserve Account shall be established for the purposes of Clause 13.

10.5  (a)  The  accounts referred to  in  Clause  10.4  shall  be opened in the name of SHC and maintained at all times solely by Casino Manager. Cheques or other documents of withdrawal shall bear an appropriate legend indicating that the Casino Complex is managed by Casino Manager as agent of SHC. Such cheques or other documents of withdrawal shall be signed only by representatives of Casino Manager. Owner's sole right to the funds in the foregoing accounts shall be to receive therefrom the payments to be made by Casino
           Manager to Owner or at its direction under the provisions of this Agreement.

      (b) Owner will bear all losses occasioned by the failure or insolvency of the bank or financial institution with which an Agency Account or the Reserve Account is maintained or deposited.

      (c) Upon the expiration or termination of this Agreement and the payment to Casino Manager of all amounts due to Casino Manager hereunder upon such expiration or termination, all remaining amounts in the foregoing accounts shall be transferred forthwith to Owner.

11.   BOOKS RECORDS AND STATEMENTS

11.1  (a)  Casino Manager shall comply with  the  requirements of
           Part 9 of the Act and shall, for the account of Owner and with Owner's approval establish and maintain full and adequate books of account and other records reflecting the results of operation of the Casino Complex on an accrual basis, all in accordance with applicable Australian Accounting Standards, generally accepted accounting principles and with the Uniform System with such exceptions as may be required by the provisions of this Agreement, provided, however, that Casino Manager may make such modifications in such accounts as are consistent with Showboat's standard practice in accounting for its operations under management contracts generally, so long as such modifications do not affect the determination of Casino Complex Gross Operating Profit and Casino Gross Operating Profit under the Uniform System, as modified by the aforementioned exceptions.

      (b)  Books   of   account  and  records  relating   to   or
           reflecting on of the Casino Complex and its management shall be the property of the Owner and shall be kept at the Casino Complex or such other place as may be agreed by Owner provided that unless the Authority grants an exemption pursuant to Section 129(2) of the Act and Owner approves, all books, records and documents relating to the operations of the Casino shall be kept at the Casino and shall be available to Owner and its representatives at all reasonable times for examination audit inspection and transcription.

      (c) Upon any termination of this agreement, all of such books and records forthwith shall be turned over to Owner so as to ensure the orderly continuance of the operation of the Casino Complex, but such books and records shall thereafter be available to Casino Manager at all reasonable times for inspection, audit, examination and transcription for a period of seven (7) years.

      (d)  Owner  and  Casino  Manager  shall  comply  with   the
           requirements of Part 9 of the Act and all directions of the Authority in relation to books, records and statements.

11.2 Casino Manager shall endeavour to deliver to Owner at or prior to the end of each accounting period used by Casino Manager in accounting for the operations of the Casino Complex a profit and loss statement showing the results of the operation of the Casino Complex for the immediate preceding accounting period and for the Fiscal Year to date. Such statement:

      (a)  shall be in the form acceptable to the Owner;

      (b)  shall  be  taken from the books and records maintained
           by   Casino   Manager   in  the   manner   hereinabove
           specified;

      (c) shall follow the general form set forth in the Uniform System, adjusted if necessary to Australian accounting standards but shall not contain any items excluded from the definition of Casino Complex Gross Operating Profit and Casino Gross Operating Profit.

11.3       (a)    Within ninety (90) days after the end  of  each
           Fiscal Year, Casino Manager shall deliver to Owner a profit and loss statement, audited by the

           Independent Chartered Accountant, showing the results of operations of the Casino Complex during such Fiscal Year, and the Casino Complex Gross Operating Profit, and Casino Gross Operating Profit, if any, for such Fiscal Year.

      (b) Owner shall be deemed to have waived any objections to said audited statement not specified to Casino
           Manager in writing within forty-five (45) days of receipt thereof.

      (c) Any disputes as to the contents of any such statement or any accounting matter hereunder shall be determined by the Independent Chartered Accountant, whose decisions shall be final and conclusive on Casino Manager and Owner.

12.   CASINO MANAGER'S MANAGEMENT FEE

12.1 During each Fiscal Year of the Operating Term (and proportionately for a fraction of a Fiscal Year) commencing from the First Opening Date, Owner shall pay to Casino Manager for services rendered under this Agreement a Management Fee being:

      (a) one and one half per cent (1 1/2%) of Casino Revenue for such Fiscal Year;

      (b) six per cent (6%) of Casino Gross Operating Profit for such Fiscal Year;

      (c) three and one half per cent (3 1/2%) of Total Revenue for such Fiscal Year; and

      (d)  ten  per  cent (10%) of Casino Complex Gross Operating
           Profit for such Fiscal Year.

      provided  that  for  the  purposes  of  calculating  Casino
      Complex  Gross  Operating Profit under  this  Clause  12.1,
      Operating Expenses shall not include the charge against revenue for the Capital Expenditure Reserve Account.

12.2 On or before the last day of each Accounting Period Casino Manager shall be paid out of the Agency Accounts its fees based on the percentages applied to that portion of the current Fiscal Year which ended on the last day of the preceding Accounting Period, all as determined from the books of account referred to in Section 11. To the extent
      that   there  may  be  insufficient  funds  in  the  Agency
      Accounts for such payments, Owner shall pay to Casino Manager forthwith on demand the said fee.

12.3 On or before the last day of each Accounting Period or more frequently if Owner and Casino Manager agree during the Operating Term, Casino Manager shall, after payment of Casino Manager's fees for the immediately preceding Accounting Period and retention of Working Capital sufficient to assure the uninterrupted and efficient operation of the Casino Complex for the foreseeable future, remit to Owner all remaining funds in the Agency Accounts.

12.4 At the end of each Fiscal Year and following receipt by Owner of the annual audit, an adjustment will be made based on said audit, if necessary, so that Casino Manager shall have received its proper fees as hereinabove specified for the said Fiscal Year. Within thirty (30) days of receipt by Owner of such audit Casino Manager shall either:

      (a) place in an Agency Account or remit to Owner, as appropriate, any excess amounts it may have received as fees during such Fiscal Year; or

      (b) be paid out of an Agency Account or by Owner, as appropriate, any deficiency in the amounts it shall have received as such fees;

      whichever the case may be.

12.5 In the event there is an operating loss in any Fiscal Year, it will be borne exclusively by Owner and the amount thereof will not be applied against the Casino Gross Operating Profit or the Casino Complex Gross Operating Profit of any other Fiscal Year for the purpose of determining Casino Manager's fees.

13.   RESERVE  FOR  REPLACEMENTS, SUBSTITUTIONS AND ADDITIONS  TO
      FURNITURE AND EQUIPMENT AND NON-STRUCTURAL IMPROVEMENTS

13.1  Commencing   from  the  First  Opening  Date   during   the
      operating of the Temporary Casino, there shall be deducted in monthly instalments from Total Revenue and Casino
      Revenue an amount up to:

      (a)  Three per cent (3%) of Casino Revenue; and

      (b)  One  and  Three  quarter per cent (1  3/4%)  of  Total
           Revenue,

      and  commencing  from the Second Opening  Date  during  the
      Operating   Term,  there  shall  be  deducted  in   monthly
      instalments from Total Revenue and Casino Revenue an amount up to:

      (a)  six percent (6%) of Casino Revenue; and

      (b)  three and one half percent (3 1/2%) of Total Revenue,

      (with the precise amount being determined by the Casino Manager in consultation with the Owner) respectively provided that at the end of each Fiscal Year so much of the amount deducted that has not been spent pursuant to this Clause shall be remitted to the Owner provided there is no intended or allocated use of such funds for the purposes of this Clause.

13.2 A cash Reserve Fund shall be created as a sinking fund and the moneys deducted pursuant to Clause 13.1 shall be deposited into this account. Such fund shall be recorded on the books of account maintained for the Casino Complex as "Capital Expenditure Reserve Account" and shall be accounted for as a sinking fund.

13.3 Subject to Clause 14.5 and except as otherwise specified in this Agreement, the Reserve Fund shall be used solely for the purposes specified in this Clause 13. Any expenditure for replacement or substitution of or additions to Furniture and Equipment or Non-Structural Improvements during each Fiscal Year may be made by Casino Manager without Owner's consent up to the amount of such Reserve Fund including the unused accumulations thereof from earlier Fiscal Years, and any such expenditures shall be paid from the Reserve Fund.

13.4 All proceeds from the sale of Furniture and Equipment no longer needed for the operation of the Casino Complex shall be credited to the Reserve Fund.

13.5 All amounts remaining in the Reserve Fund at the close of each Fiscal Year not remitted to Owner in accordance with the Provisions of Clause 13.1, shall be carried forward and retained until fully used as herein provided.

13.6 Any expenditure for the purposes specified in this Clause in excess of the Reserve Fund shall be subject to Owner's approval.

13.7 The Reserve Fund will be invested by Casino Manager with a financial institution or society approved by Owner in the name of the Owner. Such fund, including all interest earned thereon, shall be and remain at all times during the Operating Term under the exclusive and absolute control of Casino Manager. Interest shall not form part of Total Revenue or Casino Revenue and shall be credited to the Reserve Fund.

13.8 In the event that the amount standing to the credit of the Reserve Fund is at any time insufficient to meet expenditure required Owner will provide to Casino Manager any shortfall in accordance with budget provisions or any amendment to the budget approved by the Owner.

13.9 Upon any termination of this Agreement Casino Manager's right to any unused portion of the Reserve Fund shall terminate and the same shall be paid over forthwith to Owner.

14.   REPAIRS AND MAINTENANCE AND CAPITAL IMPROVEMENTS

14.1 Subject to compliance by Owner with the provisions of the COA, the Leases and Clause 10 hereof, Casino Manager shall from time to time make such expenditure for repairs and maintenance as it deems necessary to keep the Casino Complex in good repair and operating condition (excluding structural repairs and changes and extraordinary repairs to or replacement of equipment included in the definition of Building and Appurtenances ). If any such repairs or maintenance shall be made necessary by any condition against the occurrence of which Owner has received the guarantee or warranty of a supplier of labour or materials then Casino Manager may invoke such guarantees or warranties in Owner's or Casino Manager's name and Owner will cooperate fully with Casino Manager in the enforcement thereof.

14.2 Subject to compliance by the Owner with the provisions of the COA, the Leases and Clause 10 hereof, Owner may from time to time at its sole expense make such further alterations, additions, or improvements in or to the Casino Complex as Casino Manager shall propose or Owner shall recommend and Casino Manager shall approve, all of which will be made with as little hindrance to the operation of the Casino Complex as possible. No alterations, additions or improvements shall be made without Casino Manager's approval. Any and all such alterations, additions or improvements shall, upon completion, become part of the Casino Complex.

14.3  (a)  If  structural  repairs  or  changes  in  the   Casino
           Complex or extraordinary repairs to or replacement of any equipment included in the definition of Building and Appurtenances shall be required at any time during the term of this Agreement to maintain the Casino Complex in good operating condition or by reason of any laws, ordinances, rules or regulations now or hereafter in force, or by order of any governmental or municipal power, department, agency, authority or officer, or otherwise, or because Casino Manager and Owner jointly agree upon the desirability thereof, then in such event all such repairs, changes or replacements shall be made by Owner at Owner's sole expense, and shall be made with as little hindrance to the operation of the Casino Complex as possible.

      (b) Notwithstanding the foregoing, Owner shall have the right to contest the need for any such repairs, changes or replacements required by any law, ordinance, regulation or order of governmental authority and may postpone compliance therewith, if so permitted by law, but in each such event Owner shall protect Casino Manager from any loss, cost, damage or expense which may result therefrom, such protection to be in a form satisfactory to Casino Manager.

14.4 The provisions of this Clause 14 are without prejudice to any of Casino Manager's rights or remedies arising out of any breach by Owner of its obligations under Clause 2.

14.5 If the Casino Manager or Owner recommends to Owner or the Casino Manager as the case may be that payment for repairs, maintenance and capital improvements provided for under this Clause 14 be made from the Reserve Fund created pursuant to Clause 13 and Owner and Casino Manager agrees then such funds in the Reserve Fund as may be necessary to meet such need may be so utilised.

15.   CASINO

15.1 Each of Owner and Casino Manager shall at all times comply with the provisions of the Act applicable to SHC as licensee and the Licence and will not do or omit any act which would constitute a ground for cancellation or suspension of the Licence. Each of Owner and Casino
      Manager shall at all times comply with their obligations under each of the Transaction Documents and will not do or omit any act which would constitute default under any such Transaction Document.

15.2 Each of Casino Manager and Owner agrees with the other that:

      (a) it will keep the other informed in respect to any matter or thing which in its opinion (such opinion to be reasonably formed having regard to the nature of the matter or thing and all other relevant circumstances) would or could result in a breach of the Act;

      (b) it will provide copies of all reports returns forms submissions or any other information of any kind provided by either to the Authority or received from the Authority;

      (c) it will not take any decision in respect to any matter or thing which in its opinion (such opinion to be reasonably formed having regard to the nature of the matter or thing and all other relevant circumstances) would or could result in the suspension or cancellation of the Licence or would or could result in a breach of the Act without the prior approval of the other;

      (d) it will keep the other informed of any proposed visits or meetings between representatives of it and the Director of Casino Surveillance under the Act of which it has prior notice where the purpose of such visit relates to the matters or things described in paragraphs (a), (b) or (c) hereof and shall permit the other to have a representative present at such visits or meetings if so requested.

16.   INSURANCE

16.1 The provisions of this Clause 16 are subject to the provisions of the Project Documents.

16.2 Owner shall provide and maintain at Owner's sole expense, at all times during the period of construction, furnishing and equipping the Casino Complex, adequate builder's risk property insurance (covering all usual risks) and all risks required to be covered by the Authority. In addition, during such period Owner shall provide and maintain general liability insurance with the coverage and limits as more specifically set forth in Clause 16.7, fully protecting Owner, Casino Manager, and their respective subsidiaries and affiliates, against loss or damage arising in connection with the construction, furnishing, equipping and preparation for the opening of the Casino Complex.

16.3 Throughout the Operating Term, Owner, at its sole expense, shall procure and maintain insurance policies which insure the Casino Complex and each of the component parts against damage from risks of all nature (excluding at Owner's discretion only damage resulting from war, nuclear energy, wear, tear and inherent vice) for the full 100% replacement costs of the Casino Complex and each of its component parts and in no event less than the minimum amount necessary to avoid the effect of co-insurance provisions in such policies, and Owner shall carry such other or additional insurance in such amounts and against such risks as Casino Manager shall reasonably require with respect to the buildings, facilities and contents of the Casino Complex, it being reasonable for Casino Manager to require insurance of the types and in the amounts generally carried on casinos and hotels owned and operated by Showboat or its affiliates.

16.4 The property damage insurance policies shall provide that the loss, if any, payable thereunder shall be adjusted with and payable to Owner. In addition, throughout the Operating Term, Owner shall also provide and maintain business interruption insurance covering loss of income to both Owner and Casino Manager for a minimum period of one year for not less than an amount equal to the government tax payable resulting from interruption of business caused by the occurrence of any of the risks insured against under the property damage insurance as previously set forth in this paragraph. The business interruption insurance policy shall provide that the loss, if any, payable thereunder shall be adjusted with and payable to Owner for the amount of the government tax and any additional amounts payable to Owner and Casino Manager as their interests may appear.

16.5 Boiler and Machinery insurance (including use and occupancy/loss of income) shall be effected for all direct loss or damage to property caused by an accident as defined under a standard Boiler and Machinery policy including boilers, pressure vessels and mechanical or electrical equipment. Said coverage shall be in limits of not less than replacement value.

16.6 Owner shall endeavour to obtain a waiver of right of subrogation from each insurer providing a property damage insurance policy or policies affecting the coverage specified in Clauses 16.2-16.5 which waiver of right of subrogation shall be for the benefit of Casino Manager, Showboat, Leighton and their respective subsidiaries and affiliates.

16.7 Casino Manager, as agent of Owner shall throughout the Operating Term procure and maintain the following insurance coverage to the extent such coverage is available for the Casino Complex either through participation in an insurance program developed for managed Showboat hotels and casinos, or in the local insurance market provided always that Owner shall be entitled to effect its own insurance beyond that procured by Casino Manager. The cost of the premiums for the insurance set forth in the following subparagraph 16.7(a)
      - (c) shall be paid from an Agency Account and shall be an Operating Expense.

      (a) general liability insurance having a minimum per occurrence limit of $150,000,000 or its local currency equivalent (exclusive of defence costs for which there shall be no limit) against all claims which may be brought anywhere in the world for bodily injury, death or damage to property of third parties which insurance shall include coverage in the same amount against all claims brought anywhere in the world arising out of alleged:

           (1)  false arrest, detention;

           (2) libel, slander, defamation or violation of the right of privacy or;

           (3)  wrongful entry or eviction.

           If the coverage is not available through either a Showboat insurance program for managed hotels or in the local insurance market, then Casino Manager shall procure and maintain such coverage as may be available and most closely approximates the aforesaid coverage. All general liability insurance policies required pursuant to this Clause 16.7(a) shall name Owner, Casino Manager, Showboat, Leighton and their respective subsidiaries and affiliates as the insured. Employees of the foregoing engaged in work at or on behalf of the Casino Complex shall also be named as additional insured.

      (b) Motor vehicle liability insurance, including coverage arising out of the ownership or operation of motor vehicles for limits which are usual and customary for hotel motor vehicles in the area where the Casino Complex is located but, in any event, not less than limits that are required by law and covering the parties specified in Clause 16.7(a). If available and customary insurance of not less than $20,000,000 any one occurrence, or its local currency equivalent shall be maintained (exclusive of defence costs for which there shall be no limit) against all claims which may be brought anywhere in the world for bodily injury, death or damage to property of third parties.

      (c) Worker's compensation insurance as required from time to time. Casino Manager as agent for Owner shall prepare and lodge all employee wages and other returns and proposals as may be required from time to time to effect and maintain such insurance.

16.8 Owner or Casino Manager may each reasonably require an increase in the above limits of insurance coverage and may reasonably require the procuring and maintaining of other or additional insurance, provided such insurance is available. Owner and Casino Manager each acknowledge that it is reasonable for the other to require insurance of the types and in the amounts generally carried at casinos and hotels owned or operated by Showboat or its affiliates.

16.9 All insurance shall be in such form and with such companies as approved by Casino Manager and Owner, such approval not to be unreasonably withheld. All insurance shall be in compliance with the relevant terms of the Project Documents.

16.10 (a)  Certificates  of  all policies shall be  delivered  to
           Owner and/or Casino Manager:

           (1) not less than thirty (30) days prior to the First Opening Date in the case of all insurance required to be maintained during the Operating
                Term; and

           (2) not less than thirty (30) days prior to the expiration date of all policies of insurance that must be maintained subsequent to such
                expiration   dates  under  the  terms   of   this
                Agreement.

           All such certificates shall specify that the policies to which they relate cannot be cancelled on less than thirty (30) days prior written notice to Casino
           Manager.

      (b) Should Owner fail to supply Casino Manager with any such certificates, the placement of which is the responsibility of Owner, within the foregoing time limits, Casino Manager may provide such insurance as to which such certificates are not supplied or enrol Owner in any self-insurance program maintained by Casino Manager, Showboat or any of their affiliated or subsidiary companies, the expenses of such provision of insurance or the losses under such self-insurance program to be treated as an Owner's expense and not an Operating Expense. Any advances for such insurance made by Casino Manager shall be reimbursed by Owner on demand.

16.11 Any  deductible payable with respect to any insurance claim shall  be  the  responsibility of  the  party  which  would
      otherwise   be  liable  if  there  had  been  no  insurance
      covering the claim.

16.12 In the event that either party shall at any time fail, neglect, or refuse to maintain any of the insurance required under the provisions of Clause 16, then the other party may procure or renew such insurance, and any amounts paid therefor by that party shall be a debt due from the failing party on the first day of the month following such payment, together with Interest calculated on daily rests from the date of payment for such insurance until repayment thereof to the non-failing party by the failing party.

16.13 Owner shall co-operate with Casino Manager to the extent Casino Manager may reasonably require and Casino Manager shall co-operate with Owner to the extent Owner may reasonably require in connection with the prosecution or defence of any action or proceedings arising out of, or for the collection of any insurance proceeds and will execute and deliver to Owner or Casino Manager, as the case may be, such instruments as may be properly required to facilitate the recovery of any insurance proceeds.

17.   OWNER TO PAY REAL AND PERSONAL PROPERTY TAXES

17.1 Owner shall pay, on or before the final dates on which the same may be payable without the assessment of interest or penalties, with the right to pay the same in instalments to the extent permitted by law, all real estate taxes, all personal property taxes and all betterment assessments levied against the Casino Complex or any of its component parts.

17.2 Owner shall furnish Casino Manager, on or before the foregoing deadlines, proof of payment thereof in form satisfactory to Casino Manager, in default whereof, Casino Manager may pay any such taxes or assessment on Owner's behalf in which event Casino Manager shall be reimbursed forthwith by Owner for all sums so expended plus Interest, and may withdraw same from the Agency Account or the Reserve Account at any time.

17.3 Notwithstanding the foregoing, Owner may, at its sole expense, contest the validity or the amount of any such tax or assessment, provided that such contest in no way jeopardises Casino Manager's rights under this Agreement. Casino Manager agrees to cooperate with Owner and execute any documents or pleadings required for such purpose, provided that Casino Manager is satisfied that the facts set forth in such documents or pleadings are accurate and that such execution or cooperation does not impose any obligations or expenses on Casino Manager, and Owner agrees to reimburse Casino Manager for all increased expenses occasioned to Casino Manager by any such contest.

18.   NAME

18.1 During the term of this Agreement, the Casino Complex shall at all times be known and designated as the "Sydney Harbour Casino" or such other name as from time to time may be selected by Casino Manager, subject to the prior written approval of the Authority and the approval of Owner.

18.2  SAL  and  its Associates shall be entitled to use the  name of the Casino Complex and any logo or trade marks associated therewith in any advertising or promotional activities associated either with the Casino Complex or Showboat and its Associates without charge.

19.   DAMAGE OR DESTRUCTION - CONDEMNATION

19.1  (a)  Subject to the provisions of the Leases, if the Casino
           Complex or any portion thereof shall be damaged or destroyed at any time or times during the Operating Term by fire, casualty or any other cause, Owner will, at its own cost and expense and with due diligence, repair, rebuild or replace the same so that after such repairing, rebuilding, or replacing the Casino Complex shall be substantially the same as prior to such damage or destruction. If Owner fails to commence such work within one hundred and eighty (180) days after the fire or other casualty, or shall fail to complete the same diligently, Casino Manager may, at its option, either:

           (1) terminate this Agreement by written notice to Owner; or

           (2) commence or complete such work for the account of Owner, in which event Casino Manager shall be entitled to be repaid therefor as provided in Clause 20.4 and the proceeds of insurance shall be made available to Casino Manager. Casino Manager shall further have the right to require that any proceeds from insurance be applied to such repairing, rebuilding or replacing.

      (b) Notwithstanding the foregoing, if the Casino Complex is damaged or destroyed to such an extent that the cost of repairs or restoration as reasonably estimated by Casino Manager exceeds one-third of the replacement cost of the Casino Complex, Casino Manager may terminate this Agreement by written notice to Owner or Owner may if it determines not to repair or rebuild or replace the Casino Complex as aforesaid terminate this Agreement by such notice to Casino Manager. Subject to the Act and the provisions of Part 3, Division 2 of the Act, if thereafter at any time during the Operating Term hereof but within three (3) years of such damage or destruction Owner commences to repair, rebuild or replace the Casino Complex so that Casino Operations continue it shall give written notice thereof to Casino Manager and Casino Manager may within sixty (60) days of written notice from Owner of its intention to repair rebuild or replace the Casino Complex reinstate this Agreement by written notice to Owner.

19.2 If the whole of the Casino Complex shall be resumed or condemned under any, condemnation, compulsory resumption or like proceeding by any competent authority or if such a portion thereof shall be taken or condemned as to make it imprudent or unreasonable, in Casino Manager's reasonable opinion, to use the remaining portion as a hotel and casino complex of the type and class of the Casino Complex immediately preceding such taking or condemnation, then the Operating Term shall terminate as of the date of such taking or condemnation, but any award for such taking or condemnation shall be fairly and equitably apportioned between Owner and Casino Manager with priority to recoupment by Owner of its investment in the Casino Complex.

19.3 If only a part of the Casino Complex shall be taken or condemned and the taking or condemnation of such part does not make it unreasonable or imprudent, in Casino Manager's reasonable opinion, to operate the remainder as a hotel of the type and class of the Casino Complex immediately preceding such taking or condemnation, this Agreement shall not terminate, and so much of any award to Owner shall be made available as shall be reasonably necessary for making alterations or modifications of the Casino Complex, or any part thereof, so as to make it a satisfactory architectural unit as a hotel of similar type and class as prior to the taking or condemnation. The balance of the award, after deduction of the sum necessary for such alterations or modifications, shall be fairly and equitably apportioned between Owner and Casino Manager so as to compensate Casino Manager for any loss of income resulting from the taking or condemnation.

19.4 The provisions of this Clause 19 are subject to the provisions of the Project Documents.

20.   TITLE TO COMPLEX

20.1  Owner covenants and agrees that:

      (a)  It   will  throughout  the  Operating  Term  of   this
           Agreement maintain full ownership of the Temporary Premises and Permanent Site as relevant and the Building and Appurtenances, as lessee in the case of SHCP under the Leases granted for the Temporary Casino and for the Permanent Site respectively, free and clear of all liens and encumbrances save those as referred to in Schedule 1 to this Agreement and as licensee in the case of SHC under the licences granted to it by SHCP.

      (b)  It   will   throughout  the  term  of  this  Agreement
           maintain full ownership of the Furniture and Equipment, Operating Equipment and Operating Supplies free and clear of all liens and encumbrances save those referred to in Schedule 1 to this Agreement

      (c) During the currency of the relevant Lease or Leases or licence, Owner will carry out and perform its obligations as lessee or licensee as the case may be.

20.2 Owner covenants that Casino Manager upon fulfilling its obligations hereunder, shall have undisturbed occupation, management and operation of the Casino Complex during the Operating Term in accordance with this Agreement, and Owner will at its own expense undertake and prosecute any appropriate action, judicial or otherwise, to assure such peaceful and quiet possession by Casino Manager.

20.3 Owner further agrees that throughout the term of this Agreement it will pay, keep, observe and perform all payments, terms, covenants, conditions and obligations required under any lease, mortgage, or other agreement creating a lien on the Temporary Premises or Permanent Site as relevant, the Building and Appurtenances or the Furniture and Equipment, Operating Equipment or Operating Supplies and under the COA and any other agreements required to maintain the Licence and the relevant Lease in full force and effect.

20.4 Should Casino Manager elect at any time to do so or should Owner default in the performance of any of the foregoing obligations or any other obligations hereunder, Casino Manager, or any of its affiliates may, on Owner's behalf, fulfill said obligations, using their own funds or funds from time to time in an Agency Account or the Reserve Account, and shall be reimbursed forthwith by Owner for all sums so expended out of their own funds with Interest and may withdraw same from an Agency Account or the Reserve Account in whole or in part at any time. Any Agency Account or Reserve Account funds used for the foregoing purposes will be promptly replenished by Owner.

20.5  This  Clause 20 is subject to the provisions of the Project
      Documents.

21.   TERMINATION

21.1  The following shall constitute events of default:

      (a) The failure of Casino Manager to pay any amount to Owner provided for herein when the same is payable, or the failure of Owner to pay or furnish to Casino Manager any amount Owner is required to pay or furnish to Casino Manager in accordance with the terms hereof (including, without limitation, fees and working capital) when the same is payable or required to be furnished or the failure of Owner to pay any amount payable to Showboat or any of its affiliated or subsidiary companies for a period of thirty (30) days after such amount becomes payable.

      (b) The filing of a voluntary petition for winding up or a petition for reorganisation under any applicable law of either Owner or Casino Manager without the consent in writing of the other of them.

      (c) If a petition is presented for the winding up of either Owner or Casino Manager and such party cannot within ninety (90) days thereafter reasonably satisfy the other that the petition is frivolous or vexatious.

      (d) If any order is made for the winding up of Owner or Casino Manager.

      (e) The appointment of an administrator, a receiver, or receiver and casino manager of all or a substantial part of the assets or undertaking of either Owner or Casino Manager.

      (f)  The  execution for an amount in excess of one  million
           ($1,000,000)  upon  any property of  Owner  or  Casino
           Manager which is not stayed or satisfied within sixty days .

      (g) The failure of either Owner, Casino Manager, Showboat or Leighton to perform, keep or fulfill any of the covenants, undertakings, operations or conditions set forth in the Licence where such failure has a material adverse effect on either the Licence, the Transaction Documents, Owner, Casino Manager or the operations of the Casino Complex.

      (h)  The   failure  of  Owner  to  maintain  at  all  times
           throughout the Operating Term hereof all of the insurance required to be maintained by Owner under this Agreement.

      (i) The failure of either Owner or Casino Manager to perform, keep or fulfill any of the other covenants, undertakings, obligations or conditions set forth in this Agreement where such failure has a material adverse effect on the other party provided that in the case of any alleged default by Casino Manager pursuant to the provisions of Clauses 6 or 9 of this Agreement Casino Manager has failed within sixty days of receiving notice of the alledged default from Owner (which notice shall include sufficient particulars of the default to enable Casino Manager to properly comprehend the nature and extent of the default alledged) to rectify the default or otherwise reasonably satisfy Owner.

      (j) The Authority in its absolute discretion at any time deems the Casino Manager unsuitable to perform its role.

21.2  In  any  of  such  events of default  and  subject  to  the termination and novation provisions of the COA, the non-defaulting party may give to the defaulting party notice of its intention to terminate the Operating Term after the expiration of a period of fifteen (15) days from the date such notice is served and, upon the expiration of such period, the Operating Term shall expire. If, however, with respect to the events of default referred to in Clause 21.1 (a) and (g) - (i) above and unless a specific right of termination is specified elsewhere in this Agreement for the breach in question:

      (a) upon receipt of such notice the defaulting party shall promptly and with all due diligence remedy the default within the said fifteen (15) day period; or

      (b) if such default is not capable of remedy within said fifteen (15) day period, take and continue action to remedy such default with all due diligence until the same is cured, but for not more than ninety (90) days from such notice;

      then such notice shall be of no force and effect.

21.3 Notwithstanding the foregoing, neither Owner nor Casino Manager shall be deemed to be in default under this Agreement if a bona fide dispute with respect to any of the foregoing events of default has arisen between them and such dispute has been or is submitted to arbitration prior to the expiration of the foregoing fifteen (15) day notice period for the termination of this Agreement, provided that the provisions of this paragraph will not apply to any dispute over a determination by the Independent Chartered Accountant on any matter to be determined by him under the provisions of this Agreement, and further provided that Casino Manager may terminate this Agreement notwithstanding the existence of this paragraph if Owner fails at any time during the pendency of the arbitration proceedings to comply with its obligations under Clause 10 in respect of the furnishing of working capital for the operation of the Casino Complex.

21.4 The rights granted above shall not be in substitution for, but shall be, except as otherwise provided in this Agreement, in addition to any and all rights and remedies for breach of contract (other than the right to terminate this Agreement)granted by applicable provisions of law.

21.5 In addition to the rights of termination specified above, Owner or Casino Manager may terminate the Operating Term where:

      (a)  the   Licence  or  any  licence  necessary   for   the
           operation of the Casino Complex, is suspended and as a result of such suspension the Casino

           Complex ceases to trade for a period in excess of one hundred and twenty (120) days;

      (b) any event as specified in the COA entitling the State of New South Wales or the Authority, as the case may be, to terminate the COA has occurred consequent upon a default or failure of the other party and the Authority has given notice of its intention to terminate unless the alleged failure or default is remedied, and such failure or default is not remedied within the time specified.

21.6 Subject to the provisions of the Continuity and Co-Operation Agreement (as defined in the Compliance Deed) and in accordance with the provisions of Clause 7 of the COA, Owner acknowledges and agrees that in the event of default that Casino Manager may enter into or novate and continue the operation of this agreement with the Authority if so requested or required by the Authority.

21.7 Associates of Casino Manager own and/or operate or will own and/or operate casino gaming facilities in the states of Nevada, New Jersey and Louisiana, United States of America, which are subject to extensive state and local regulation. If the Authority determines that a member of Owner is unsuitable to be a member or has taken or threatened to take disciplinary action or other action that could result in loss or suspension of the Licence as a consequence of the status or any action of Owner, a member of Owner, any Associate of Owner or a member thereof and if, in the sole judgment and discretion of Casino Manager, such determination, disciplinary action or other action may result in a disciplinary action or the loss of or inability to reinstate any registration, application or licence or any rights or entitlements held by Casino Manager or any Associate of Casino Manager under the applicable laws of any other jurisdiction, then Casino Manager may terminate the Operating Term provided that Casino Manager will consult with Owner to ensure the continuance of Casino Operations.

22.   NOTICES

22.1  Requirements for Notices

      Every notice or other communication to be given or made under or arising from this Agreement:

      (a)  must be in writing;

      (b) must be signed by an authorised officer of the sender;

      (c) will be deemed to have been duly given or made to a person if delivered or posted by prepaid post to the address, or sent by fax to the fax number of that person set out in Clause 22.2 (or to any other address or fax number as is notified in writing by that person to the other parties from time to time); and

      (d) will be deemed to be given or made (unless a later time is specified in the notice or communication);

           (1) (in the case of prepaid post being sent and received within Australia) on the third day after the date of posting as indicated by the postmark on the notice or communication;

           (2) (in the case of prepaid post being sent or received outside Australia) on the fifth day after the date of posting as indicated by the postmark on the notice or communication;

           (3) (in the case of delivery by hand) on delivery, provided that where delivery is made:

                (A) after 5:00 pm on any Business Day in the city of the recipient of the notice or communication, then in such case at 9:00 am on the next following Business Day;

                (B) on a day which is not a Business Day in the city of the recipient of the notice or communication, then in such case at 9:00 am on the next following Business Day;

           (4)  (in   the   case   of  fax)  on  receipt   of   a
                transmission  report  which  indicates  that  the
                facsimile  was  sent  in  its  entirety  to   the
                facsimile number of the addressee.

22.2  Addresses

      Until otherwise notified, the addresses, telex numbers and facsimile transmission numbers of the parties are as follows:

      Owner:           Sydney  Harbour  Casino  Pty  Limited  and
                       Sydney   Harbour  Casino  Properties   Pty
                       Limited
      Fax:            925 6003
      Attention:      Mr Gregg Nasky

      Casino Manager: Sydney Casino Management Company Limited
      Fax:            925 6003
      Attention:      Mr Gregg Nasky

      With a copy to each of:

      SAL:
      Fax:            925 6003
      Attention:      Mr Gregg Nasky

      and:

      Leighton
      Fax:            925 6003
      Attention:      Mr Vyril Vella

23.   GOVERNING LAW AND JURISDICTION

23.1  Governing Law

      This Agreement is governed by and construed in accordance with the laws of the State of New South Wales.

23.2  Jurisdiction

      (a) Each party irrevocably submits to and accepts, generally and unconditionally, the non-exclusive jurisdiction of the courts and appellate courts of the State of New South Wales with respect to any action or proceedings which may be brought at any time relating in any way to this Agreement.

      (b) Each party irrevocably waives any objection it may now or in the future have to the venue of any action or proceeding, and any claim it may now or in the future have that any action or proceeding has been brought in an inconvenient forum.

      (c) Each party irrevocably waives immunity in respect of objections under this Agreement that it may acquire from the jurisdiction of any court or any legal or arbitration process for any reason including without limitation, the service of notice, attachment prior to judgment, attachment in aid of execution or execution.

24.  CONSENT

24.1 Except as herein otherwise provided, whenever in this Agreement the consent or approval of Casino Manager or Owner is required, such consent or approval shall not be unreasonably withheld. Such consent shall also be in writing only and shall be duly executed by an authorised officer or agent of the party granting such consent or approval.

25.  OWNER'S RIGHT OF SALE

25.1 Except as otherwise provided for by and in accordance with the provisions of the Continuity and Co-operation Agreement, Owner agrees that it will not sell, assign or transfer, or otherwise deal in any way with its interest in the Casino Complex except with the benefit of this Agreement and provided that Owner obtains the prior written approval of Casino Manager which approval shall not be unreasonably withheld.

25.2 Casino Manager may withhold its approval in its absolute discretion if the proposed sale, assignment, transfer or dealing is proposed:

      (a) to a person, company or company related to such a company, ("related" having the meaning used in the Corporations Law) which carries on as one of its activities casino or hotel management;

      (b) to a person or company which does not have the financial capacity to carry out and perform its obligations as the Owner under the terms of this Agreement, the Project Documents or the Licence unless Casino Manager has the benefit of a guarantee from a person or company which has such financial capacity;

      (c)  during the first twelve years of the Operating Term;

      (d)  without the prior approval of the Authority;

      (e)  to  any  person where such sale, assignment,  transfer or  dealing would result in Casino Manager having  the
           right   to   terminate   this  Agreement   under   the
           provisions of Clause 21.8 hereof.

25.3  (a)  In the event of the Owner wishing to  sell,  transfer, assign or deal with its interest in the Casino Complex, the Owner will notify the Casino Manager and provide to it financial particulars and details and  such  other information  as  the  Casino  Manager
           may reasonably request relating to the company or person to which Owner proposes to sell, assign, transfer or deal with its interest (the "Purchaser").

      (b) Owner will afford to the Casino Manager a reasonable time to review such particulars and to advise the Owner as to whether or not it approves, having regard to the limitations contained in this Clause, the Purchaser.

      (c) If there is any dispute between the Casino Manager and Owner as to whether:

           (1) a Purchaser has the requisite financial capacity as referred to in Clause 25.2(b) above to carry out and perform its obligations as Owner under the Casino Complex Management Agreement;

           (2)  the   guarantor   has  the  requisite   financial
                capacity as referred to in Clause 25.2(b) above;

           (3) the Purchaser is a person or company within the criteria of Clause 25.2(a) above,

           the  matter  shall  be  referred  to  the  Independent
           Chartered Accountant whose decision shall be final and binding.

     (d)   If, in accordance with the provisions of this Clause:

           (1)  Casino Manager approves of the Purchaser; or

           (2) the financial capacity as referred to in Clause 25.2(b) above or acceptable criteria as referred to in 25.2(a) above of the Purchaser (or guarantor) has been referred to the Independent Chartered Accountant who determines that the purchaser (or guarantor) does have the requisite financial capacity as referred to in Clause 25.2(b) above;

      and in either case acceptable criteria as referred to in Clause 25.2(a) above are established then Owner shall, in the event of the sale proceeding, assign its interest in this Agreement to the Purchaser by a deed to which Owner, Purchaser, Casino Manager, SAL and Leighton are parties and the Purchaser assumes all obligations of Owner.

      (e) The deed shall release the Owner of its obligations under the Casino Complex Management Agreement with effect from the date of assignment to the Purchaser but without prejudice to any antecedent right, claim, demand or action Casino Manager may have against Owner or any guarantor under this Agreement and any of the Transaction Documents to which it is a party.

      Except for any mortgage or charge referred to in Schedule 1 Owner shall not enter into any mortgage affecting or relating to the Casino Complex or grant any charge over its assets or undertaking relating to the Casino Complex except with the prior written approval of Casino Manager which approval shall not be unreasonably withheld.

25.4 In the event that the Authority in its absolute discretion at any time deems the Owner to be unsuitable to perform its role hereunder or the Owner fails to meet its financial covenants in any finance documents relating to the Sydney Harbour Casino and as a consequence a financier in exercise of any rights it may have under its security documents with Owner wishes to sell, assign, transfer or otherwise deal in any way with Owner's interest in the Casino Complex and the benefit of this Agreement, then Casino Manager shall have the pre-emptive right to acquire such interest on the same terms and conditions as are offered by any bona fide third party within 90 days of being given written notice of such terms and conditions.

25.5 The provisions of this Clause are subject to the Act and the Project Documents.

26.   ASSIGNMENT

26.1  Subject  to  the Act, the Project Documents all Transaction
      Documents and the consent of the Authority,

     (a) Casino Manager shall have the right to assign all its rights, title and interest under this Agreement to a subsidiary company of it or Showboat, provided that Casino Manager, Showboat or a subsidiary of Showboat shall at all times own at least fifty-one percent
           (51%) of all classes of capital stock of said subsidiary, and provided further that said subsidiary enjoys the benefits of the Showboat organisation to the same degree as Casino Manager and that Leighton has the right to acquire 15% of all classes of capital stock of such subsidiary.

     (b) Casino Manager shall have the right to assign this Agreement to any successor or assignee of Casino Manager or Showboat which may result from any merger, consolidation or reorganisation, or to another corporation which acquires all or substantially all of the business and assets of Showboat provided Leighton has the right to acquire 15% of all classes of capital stock of such successor or assignee.

     (c) With Owner's consent Casino Manager shall also have the right to assign all right, title and interest under this Agreement to any Assignee.

26.2  Any   assignment   permitted  by  this  Clause   and   upon
      assumption of this Agreement by the assignee the assignor shall be relieved of any obligation or liability under this Agreement.

27.   LIABILITY OF OWNER AND CASINO MANAGER

27.1 Notwithstanding any other provisions of this Agreement, Casino Manager, Showboat, Leighton or any of its affiliates or subsidiaries who perform services on behalf of Casino Manager hereunder ("the Service Provider") shall not, in the performance of this Agreement, be liable to Owner for any damages, loss, cost, or expense unless that loss or damage resulted in whole or in part from the recklessness or wilful misconduct of the Service Provider or its directors, officers or employees PROVIDED HOWEVER that if the Service Provider has implemented procedures and systems in respect of training and safety including employment systems which directors, officers and employees are required to comply with which they recklessly or by wilful misconduct do not comply with thereby causing loss or damage then the Service Provider shall not be liable for such loss or damage PROVIDED HOWEVER that if any financier of the Owner has exercised its rights under any securities given over the Casino Complex such that it thereby has a contractual relationship with the Service Provider and the Service Provider has failed to provide services hereunder in accordance with the Standards and as a direct consequence of such failure the Licence is suspended or terminated then the Service Provider shall be liable for any damages, loss, cost or expense caused thereby.

27.2 The Owner hereby indemnifies the Service Provider from and against all costs and expenses of whatsoever nature which arise from the performance by the Service Provider of its responsibilities hereunder except where the Casino Manager is liable for costs or damage under Clause 27.1.

27.3 Casino Manager agrees that, in its operation of the Casino Complex pursuant to this Agreement, it will perform its duties in accordance with industry standards for the operation of similar international standard casinos and hotels by an experienced Casino Manager. Casino Manager shall be liable for claims of third parties for personal injury and property damage not covered by the insurance required under Clause 16.7 hereof which result from the recklessness or wilful misconduct of Casino Manager, or its subsidiaries or affiliates respectively having due regard to the standards set out in Clause 27.3.

27.4 Defence counsel engaged by Casino Manager or Owner, as indemnifier under Clause 27, shall be reasonably acceptable to the other party. Without limiting the generality of the foregoing, indemnifier shall promptly provide the other party with copies of all claims and pleadings (as well as correspondence, memos, documents and discovery with respect thereto, unless within the scope of any applicable privilege) relating to any such matters. The indemnifier shall give prior written notice to the other party of all meetings, conferences and judicial proceedings and shall be afforded an opportunity to attend and participate in same. The indemnifier shall afford the other party the right to engage independent counsel, at its sole expense, to represent indemnitee as additional and/or co-counsel in all such proceedings, trials, appeals and meetings with respect thereto.

28.   PARTIAL INVALIDITY

28.1 In the event that any one or more of the phrases, sentences, Clauses or paragraphs contained in this Agreement shall be declared invalid by the final and unappealable order, decree or judgment of any court, this Agreement shall be construed as if such phrases, sentences, Clauses or paragraphs had not been inserted; provided that if any portion of Clauses 7, 8, 12 or 27 be so declared invalid, Casino Manager shall have the option to terminate this Agreement within thirty (30) days thereafter on written notice to Owner.

29.   SPECIAL CONDITIONS

29.1 This Agreement and the provisions contained herein are subject to and conditional upon the satisfaction of each of the following conditions:

      (a) The approval of the Foreign Investment Review Board to Casino Manager becoming the casino manager of the Casino Complex, if required.

      (b) Approval of the Authority to the appointment of Casino Manager.

29.2  Any  of the conditions precedent referred to in Clause 29.1
      may   be  waived  in  writing  by  both  parties  whereupon
      satisfaction of such condition shall no longer be a condition to the operation of this Agreement.

29.3 Either party may also request in writing the other party to waive any of the conditions.

29.4 In the event that any of the conditions precedent have not been satisfied by 31 March 1995 or subsequently waived following a request to waive made by the other party either party may terminate this Agreement on notice to the other and the consequence of such termination shall be that neither party shall have any claim against the other for damages or otherwise by reason merely of such termination but if such termination occurs after Casino Manager has become entitled to fees hereunder, Casino Manager shall be entitled to such fees.

29.5 Casino Manager, through its agents and attorneys, will arrange for the filing of the necessary applications for the approvals referred to in Clause 29.1 (a) and (b) above. Owner will fully cooperate with Casino Manager in connection with the said approvals, will execute any required application forms or other documents required for obtaining same and will bear all costs incurred by Casino Manager in connection with obtaining such approvals, including legal fees. All costs incurred by Casino Manager will be considered as Pre-Opening Expenses.

30.   CURRENCY

30.1  It is understood that Casino Manager:

      (a) will receive its fee in Australian dollars and be reimbursed for any moneys outlayed by it unless such payments are reimbursements for funds expended in another currency when Casino Manager will be repaid in Australian dollars such amount as will fully discharge the expense incurred;

      (b) intends to compensate its United States and other expatriate personnel (referred to in Clause 7), consultants and experts (including Showboat and any Showboat subsidiary) that may perform services for the Casino Complex in currency of the country of which  they  are nationals, a country  in  which  they
           maintain a residence or in currency of the United States of America, whichever of such currencies Casino Manager shall elect, and for said personnel, consultants and experts to be able to repatriate said compensation; and

      (c) to the extent necessary in its judgment, will make payments in currency other than Australian dollars in order to properly perform the Pre-Opening Services referred to in Clause 3 hereof and to operate the Casino Complex in a manner which will successfully cater to the international tourist and business trade, including, without limitation:

           (1) expenditures to cover reasonable travelling expenses and reasonable living expenses included in the budget while engaged in travel in connection with the management of the Casino Complex of nominated Casino Complex personnel and of nominated employees and nominated executives of Casino Manager, Showboat and any of their affiliated companies who visit the Casino Complex in connection with the operation thereof or the performance of technical services hereunder;

           (2) reasonable travelling and moving expenses of expatriate Casino Complex personnel and their families to the Casino Complex at the commencement of their employment and back to the place from which they were hired or the location of their next employment (limited to the higher of the cost of return to the former place or to a country of which they are nationals or legal residents) at the termination of their employment at the Casino Complex, to the extent these expenditures cannot conveniently be made in the currency of the country in which the Casino Complex is located;

           (3) reasonable expenditures to reimburse Showboat and its affiliated companies for communications sent to the Casino Complex by mail, cable, telex, telephone or otherwise;

           (4) expenditures for the importation of food, beverages, Operating Supplies and replacements of and additions to Furniture and Equipment and Operating Equipment (including payments to Showboat or any Showboat subsidiary for same);

           (5)  payments to travel agents; and

           (6) other payments for selling of the services of the Casino Complex, for consultant and technical services (including payments to any Showboat subsidiary for same) and for marketing the Casino Complex outside of the country in which it is located;

           provided, however, that Casino Manager will not be obliged to make any such expenditures unless currency control authorities or other governmental authorities as may have jurisdiction make the appropriate foreign currency available therefor.

30.2  (a)  For the purposes of determining  the amounts  of local currency to be deducted from Total Revenue with respect to Operating Expenses which have been paid for in currency other than the currency of the country in which the Casino Complex is located, such deductions shall be calculated at the exchange rate in effect on the date such foreign currency payments are made.

      (b) Notwithstanding the foregoing to the extent the Casino Complex receives foreign currency or local currency is converted into foreign currency, all future payments of Operating Expenses with such foreign currency shall be calculated at the exchange rate in effect on the date of said receipt or conversion.

      (c) Currency conversion in respect of all payments to be made hereunder in currency other than Australian
           dollars   shall   be  calculated  at  the   prevailing
           exchange rate for payments of a similar nature in Australia on the date such payment is made provided that amounts unsettled at the end of each Fiscal

           Year shall be calculated at the prevailing exchange rate on the last Business Day of the Fiscal Year.

31.   OWNER'S SOLE BUSINESS

31.1 Owner hereby warrants that the ownership of the Casino Complex and Owner's activities in compliance with this Agreement are the sole business and activities of Owner, and Owner hereby agrees not to engage in any other activity of business during the Operating Term without the approval of Casino Manager. This Clause is not intended in any way to limit the activities of any of Owner's stockholders or affiliates.

32.   MISCELLANEOUS

32.1 If during the term of this Agreement the designated Independent Chartered Accountants shall no longer be in existence and has no successor or if Casino Manager shall desire to substitute another firm of independent chartered accountants, the name of any reputable international firm of independent chartered accountants having casino and hotel experience, selected by Casino Manager and approved by Owner, shall be deemed substituted in its place.

32.2 Owner and Casino Manager shall execute and deliver all other appropriate supplemental agreements and other instruments, and take any other action necessary to make this Agreement fully legally effective, binding and enforceable as between them and as against third parties, including Owner's filing in appropriate governmental offices pursuant to any statute, ordinance, rule or regulation requiring such filing by persons or entities doing business in a name other than their own, of a certificate or similar document indicating that Owner is engaging in the hotel business at the Casino Complex under the name of the Casino Complex. Any fees or expenses incurred in connection therewith shall be borne by Owner and shall not be Operating Expenses.

32.3 The headings of the titles to the several articles of this Agreement are inserted for convenience only and are not intended to affect the meaning of any of the provisions hereof.

32.4 The waiver of any of the terms and conditions of this Agreement on any occasion or occasions shall not be deemed a waiver of such terms or conditions on any future occasion.

32.5 This Agreement shall be binding upon and inure to the benefit of Owner and Casino Manager and their respective successors and/or permitted assigns.

32.6 Unless expressly stated to the contrary, all references to amounts of money are expressed in currency of Australia.

32.7 Until Owner shall advise Casino Manager to the contrary in writing, Casino Manager may rely on any Director or Secretary or other officer of Owner as being authorised to take any action required or permitted to be taken by Owner, including, without limitation, the giving of all approvals hereunder.

32.8 Owner shall use its best efforts to cause its officers, directors, employees and stockholders to provide the Nevada gaming authorities, the Louisiana gaming authorities, and the New Jersey gaming authorities and any other authority to which Showboat or its affiliates will report to with such documents and information necessary for Casino Manager's affiliates to maintain or obtain Casino Manager's Affiliates' gaming licenses in other jurisdictions.

32.9 All information furnished by either party under or pursuant to this Agreement, including financial information, to the other party shall be held by the other party in strict confidence and shall not be revealed or made accessible in whole or in part, in any manner whatsoever to any other persons unless required by law or unless each party consents to such disclosure or unless such information already is part of the public domain. All such confidential information, including all copies of such information shall be returned to the party furnishing the information when requested by such party, without making or retaining copies or excerpts of such information.

32.10 All of the provisions of this Agreement shall be deemed and construed to be conditions as well as covenants as though in words specifically expressing or importing covenants and conditions for use in each separate provision hereof The language in all parts of this Agreement shall be in all cases construed simply according to its fair meaning, and not strictly for or against either party. This Agreement shall be construed without regard to any presumption or other rule requiring construction against the party causing the same to be drafted.

32.11 This Agreement may be executed in two or more counterparts and shall be deemed to have become effective when and only when all parties hereto have executed this Agreement, although it shall not be necessary that any single counterpart be signed by or on behalf of each of the parties hereto, and all such counterparts shall be deemed to constitute but one and the same instrument.

32.12 Whenever  this  Agreement requires an act to  be  performed within a specified time period or to be completed diligently, such periods are subject to "unavoidable delays". Unavoidable delays include delays caused by acts of God, acts of war, civil commotions, riots, strikes, lockouts, acts of government in either its sovereign or contractual capacity, perturbation in telecommunications transmissions, inability to obtain suitable labor or materials, accident, fire, water damages, flood, earthquake, or other natural catastrophes.

32.13 Casino Manager shall use its best efforts to render the services contemplated by this Agreement in good faith to Owner, but hereby explicitly disclaims any and all warranties, express or implied, including but not limited to the success or profitability of the Casino Complex. In the performance of the services contemplated by this Agreement, Casino Manager shall not be liable to Owner for any acts or omissions in connection therewith other than fraud or willful misconduct.

33.   ENTIRE AGREEMENT

33.1 This Agreement in conjunction with relevant provisions of the Act and the Project Documents constitutes the entire Agreement between the parties relating to the subject matter hereof, superseding all prior agreements or undertakings, oral or written. Owner hereby represents that in entering into this Agreement Owner has not relied on any projection of earnings, statements as to the possibility of future success or other similar matter which may have been prepared by Casino Manager, Showboat, or any of their respective affiliates or subsidiaries, and understands that no guarantee is made or implied by Casino Manager, Showboat or any of their affiliated or subsidiary companies as to the cost or the future financial success of the Casino Complex.

34.   DISPUTE RESOLUTION

34.1 A party must not commence or maintain any action or court proceedings (except proceedings seeking interlocutory relief) in respect of a dispute or difference as to any matter relating to or arising under this Agreement ("Dispute") unless it has complied with this Clause 34.

34.2 A party claiming that a Dispute has arisen must notify the other parties giving details of the Dispute.

34.3  Within  3  business  days after a  notice  is  given  under
      clause   34.2  each  party  must  nominate  in  writing   a
      representative authorised to settle the Dispute on its behalf ("Representative").

34.4 During the period of 10 business days after a notice is given under clause 34.2 (or any longer period agreed between the parties), each party must ensure that is Representative uses his or her best endeavours, with the other Representatives to:

      (a)  resolve the Dispute; or

      (b)  agree  on  a  process to resolve the  Dispute  without
           court   proceedings  (e.g.  mediation,   conciliation,
           executive    appraisal    or    independent     expert
           determination) including:

           (1)  the   involvement   of  any  dispute   resolution
                organisation;

           (2) the selection and payment of a third party to be engaged by the parties to assist in negotiating a resolution of the Dispute without making a decision that is binding on a party unless that party's Representative has so agreed in writing;

           (3)  any procedural rules;

           (4)  the   timetable,   including  any   exchange   of
                relevant information and documents; and

           (5) the place where meetings will be held.

34.5 If within the period specified in Clause 34.4, the Representatives have not resolved the Dispute or agreed upon a process to resolve the Dispute, the parties may, within 5 business days after expiry of that period, agree to appoint a person, who is of good repute and is an expert in the area relevant to the Dispute, to perform the following functions, which the parties authorise the person to do:

      (a) act as an independent consultant for the purpose of resolving the Dispute, as an expert and not as an arbitrator;

      (b)  establish  the procedures for identifying  the  issues relating  to  the Dispute and the contentions  of  the
           parties,   in   accordance  with   considerations   of
           procedural fairness;

      (c) make a written, reasoned decision to resolve the Dispute; and

      (d) decide how the independent consultant's fees should be paid by the parties.

      If the parties cannot agree, within the 5 business day period referred in this sub-clause, on the appointment of an independent consultant, the parties must request the Secretary General of the Australian Commercial Disputes Centre Limited to appoint that person.

34.6 A decision by the independent consultant under Clause 34.5 shall be final and binding on the parties. However, a party is entitled to take court proceedings to appeal that decision on a question of law.

34.7 If, by the expiry of the period of 5 business days specified in Clause 34.5:

      (a)  the Dispute has not been resolved;

      (b)  no process has been agreed under Clause 34.4; and

      (c)  no request has been made under Clause 34.5,

      then  a  party that has complied with Clauses 34.2 to  34.4 may terminate the dispute resolution process by giving notice to the other parties, whereupon Clause 34.1 shall no longer operate in relation to the Dispute.

34.8  Each party:

      (a)  must  keep  confidential all confidential  information
           and    confidential   communications   made    by    a
           Representative under this clause; and

      (b)  must   not   use   or   disclose   that   confidential
           information   or   those  confidential  communications
           except to attempt to resolve the Dispute,

      but   nothing   in   this  sub-clause  shall   affect   the
      admissibility into evidence in any court or arbitral proceedings of extrinsic evidence of facts which, but for this sub-clause, would be admissible in evidence.

34.9 Each party must bear its own costs of resolving a Dispute under this Clause 34.

34.10 If  a  party does not comply with any provision of  Clauses
      34.2 to 34.4 or, if applicable, clause 34.5 and any procedural requirements established under Clause 34.5(b) then the other parties will not be bound by those sub-clauses in relation to the Dispute.

                           SCHEDULE 1

                     LIENS AND ENCUMBRANCES

                           CLAUSE 20.1

Encumbrances in favour of the Commonwealth Bank of Australia ACN 123 123 124 and the Authority granted to support the Application as that term is defined in the Compliance Deed between the Authority, SHC, SHCP, SHC Holdings, SAL, Leighton, Leighton Holdings, Casino Manager and Showboat Operating Company.

IN WITNESS WHEREOF the parties have duly executed this Agreement the day and year first above written.

SIGNED for and on behalf of           )
SYDNEY HARBOUR CASINO                 )
PROPERTIES PTY LIMITED                )
                                      )
by:  H.G. Nasky  its                  )
Attorney under a Power of Attorney    )
                                      )
 dated:      21/4/94                  )
                                      )
and who declares that he has not      )
received any notice of the revocation )
of such Power of Attorney             )
in the presence of:                   )   /s/ H. Gregory Nasky
                                                      Signature
      /s/ A. Tsekouras
Signature of Witness

    A. Tsekouras
Name of Witness in full

SIGNED for and on behalf of           )
SYDNEY HARBOUR CASINO                 )
PTY LIMITED by  H. G. Nasky its       )
Attorney under a Power of Attorney    )
dated:  21/4/94                       )
and who declares that he has not      )
received any notice of the revocation )
of such Power of Attorney             )
in the presence of:                   )   /s/ H. Gregory Nasky
                                                      Signature

      /s/ A. Tsekouras
Signature of Witness

      A. Tsekouras
Name of Witness in full

SIGNED for and on behalf of           )
SHOWBOAT AUSTRALIA                    )
PTY LIMITED by  H. G. Nasky its       )
Attorney under a Power of Attorney    )
dated:  21/4/94                       )
and who declares that he has not      )
received any notice of the revocation )
of such Power of Attorney             )
in the presence of:                   )   /s/ H. Gregory Nasky
                                                      Signature

      /s/ A. Tsekouras
Signature of Witness

      A. Tsekouras
Name of Witness in full


SIGNED for and on behalf of           )
LEIGHTON PROPERTIES                   )
PTY LIMITED by Vyril Vella its        )
Attorney under a Power of Attorney    )
dated:  21/4/94                       )
and who declares that he has not      )
received any notice of the revocation )
of such Power of Attorney             )
in the presence of:                   )   /s/ Vyril Vella
                                                      Signature

      /s/ Ian George Johnston
Signature of Witness

      Ian George Johnston
Name of Witness in full

SIGNED for and on behalf of           )
SYDNEY CASINO MANAGEMENT              )
COMPANY PTY LIMITED by                )
         H. G. Nasky   its            )
Attorney under a Power of Attorney    )
dated:  21/4/94                       )
and who declares that he has not      )
received any notice of the revocation )
of such Power of Attorney             )
in the presence of:                   )   /s/ H. Gregory Nasky
                                                      Signature
      /s/ A. Tsekouras
Signature of Witness

    A. Tsekouras
Name of Witness in full

                               SHC
                       FIRST AMENDING DEED

                      DATE: 6 OCTOBER 1994

            NEW SOUTH WALES CASINO CONTROL AUTHORITY
                            AUTHORITY
               SYDNEY HARBOUR CASINO PTY. LIMITED
                               SHC
          SYDNEY HARBOUR CASINO PROPERTIES PTY. LIMITED
                         SHC PROPERTIES
             SYDNEY HARBOUR CASINO HOLDINGS LIMITED
                          SHC HOLDINGS
                 SHOWBOAT AUSTRALIA PTY. LIMITED
                               SBA
                LEIGHTON PROPERTIES PTY. LIMITED
                              LPPL
                LEIGHTON CONTRACTORS PTY. LIMITED
                              LCPL
                    LEIGHTON HOLDINGS LIMITED
                               LHL
              SYDNEY CASINO MANAGEMENT PTY. LIMITED
                               SCM
                   SHOWBOAT OPERATING COMPANY
                               SOC
                SHOWBOAT DEVELOPMENT CORPORATION
                               SDC
                          SHOWBOAT INC
                               SBI
                 COMMONWEALTH BANK OF AUSTRALIA
                               CBA

                           CLAYTON UTZ
                    SOLICITORS AND ATTORNEYS
                     NO. 1 O'CONNELL STREET
                         SYDNEY NSW 2000
                       TEL: (02) 353 4000
                       FAX: (02) 251 7832
                       COPYRIGHT RESERVED

                               SHC
                       FIRST AMENDING DEED

                      Date: 6 October 1994

            New South Wales Casino Control Authority
                            Authority
               Sydney Harbour Casino Pty. Limited
                               SHC
          Sydney Harbour Casino Properties Pty. Limited
                         SHC Properties
             Sydney Harbour Casino Holdings Limited
                          SHC Holdings
                 Showboat Australia Pty. Limited
                               SBA
                Leighton Properties Pty. Limited
                              LPPL
                Leighton Contractors Pty. Limited
                              LCPL
                    Leighton Holdings Limited
                               LHL
              Sydney Casino Management Pty. Limited
                               SCM
                   Showboat Operating Company
                               SOC
                Showboat Development Corporation
                               SDC
                          Showboat Inc
                               SBI
                 Commonwealth Bank of Australia
                               CBA

                           Clayton Utz
                    Solicitors and Attorneys
                     No. 1 O'Connell Street
                         SYDNEY NSW 2000
                       Tel: (02) 353 4000
                       Fax: (02) 251 7832
                       Copyright Reserved

                        TABLE OF CONTENTS

     Clause                                            Page

 1.  DEFINITIONS AND INTERPRETATION                     2

 2.  CONSIDERATION                                      4

 3.  ASSOCIATED DOCUMENTS                               4

 4.  WARRANTIES AND DISCLAIMER                          5

 5.  AMENDMENTS TO COMPLIANCE DEED                      6

 6.  AMENDMENTS TO OTHER EXECUTED PROJECT DOCUMENTS    27

 7.  GUARANTORS' CONSENT AND RATIFICATION              28

 8.  AMENDING PARTIES' CONSENT AND RATIFICATION        28

 9.  GENERAL                                           28

10.  MISCELLANEOUS                                     28

SCHEDULE TO FAD                                        30

                        LIST OF EXHIBITS

 EXHIBIT 1     Preliminary Site Works Agreement

 EXHIBIT 2     Nominee Trust Deeds

 EXHIBIT 3     Supplementary Legal Opinion

 EXHIBIT 4     First   Supplementary  Minister's   Approval   and
               Consent Acknowledgement

THIS DEED is made the 6 day of October 1994

BETWEEN NEW SOUTH WALES CASINO CONTROL AUTHORITY, a statutory corporation constituted by the Casino Control Act, 1992, on behalf of the State of New South Wales, pursuant to section 142 of the Casino Control Act 1992, of Level 17, 309 Kent Street, Sydney, NSW, Australia, 2000 ("Authority")

AND SYDNEY HARBOUR CASINO PTY. LIMITED, ACN 060 510 410, a company duly incorporated in New South Wales, Australia of Level 3, 472 Pacific Highway, St Leonards, NSW,
          Australia ("SHC")

AND       SYDNEY HARBOUR CASINO PROPERTIES PTY. LIMITED, ACN  050
          045  120,  a  company duly incorporated  in  New  South
          Wales,  Australia of Level 3, 472 Pacific  Highway,  St
          Leonards, NSW, Australia ("SHC Properties")

AND       SYDNEY  HARBOUR CASINO HOLDINGS LIMITED,  ACN  064  054
          431, a company duly incorporated in New South Wales, Australia of Level 3, 472 Pacific Highway, St Leonards,
          NSW, Australia ("SHC Holdings")

AND SHOWBOAT AUSTRALIA PTY. LIMITED, ACN 061 299 625, a company duly incorporated in New South Wales, Australia of Level 3, 472 Pacific Highway, St Leonards, NSW,
          Australia ("SBA")

AND LEIGHTON PROPERTIES PTY. LIMITED, ACN 001 046 395, a company duly incorporated in New South Wales, Australia of Level 3, 472 Pacific Highway, St Leonards, NSW,
          Australia ("LPPL")

AND LEIGHTON CONTRACTORS PTY. LIMITED, ACN 000 893 667, a company duly incorporated in New South Wales, Australia of Level 3, 472 Pacific Highway, St Leonards, NSW,
          Australia ("LCPL")

AND       LEIGHTON  HOLDINGS LIMITED, ACN 004 482 982, a  company
          duly  incorporated  in New South  Wales,  Australia  of
          Level  3,  472  Pacific  Highway,  St  Leonards,   NSW,
          Australia ("LHL")

AND       SYDNEY CASINO MANAGEMENT PTY. LIMITED, ACN 060 462 053,
          a   company  duly  incorporated  in  New  South  Wales,
          Australia of Level 3, 472 Pacific Highway, St Leonards,
          NSW, Australia ("SCM")

AND       SHOWBOAT  OPERATING COMPANY, a company  duly  organised
          under  the  laws of the State of Nevada,  USA  of  2800
          Fremont Street, Las Vegas, Nevada 89104 USA ("SOC")

AND       SHOWBOAT   DEVELOPMENT  CORPORATION,  a  company   duly
          organised under the laws of the State of Nevada, USA of 2800 Fremont Street, Las Vegas, Nevada, 89104, USA
          ("SDC")

AND SHOWBOAT INC, a company duly organised under the laws of the State of Nevada, USA of 2800 Fremont Street, Las
          Vegas, Nevada, 89104, USA ("SBI")

AND COMMONWEALTH BANK OF AUSTRALIA, ACN 123 123 124, incorporated in the ACT and having an of office at Level 1, 48 Martin Place, Sydney ("CBA")

RECITALS

A.    On  22 April 1994 the Authority and certain of the Amending
      Parties entered into the Executed Project Documents.

B. This Deed is an amending deed and is supplemental to certain of the Executed Project Documents.

THIS DEED WITNESSES

1.    DEFINITIONS AND INTERPRETATION

1.1   Definitions

      In this Deed, unless the context otherwise requires:

      "ACT" means the Casino Control Act, 1992.

      "AMENDING PARTIES" means all the parties to this Deed other than the Authority.

      "COMPLIANCE  DEED"  means the deed  so  entitled  dated  22
      April  1994  made between the Authority and the Application
      Parties.

      "EXECUTED PROJECT DOCUMENTS" means all of the following:

      (a)   Compliance Deed;

      (b)   CD Bank Guarantee (First);

      (c)   CCA Charge;

      (d)   CCA Cross Guarantee;

      (e)   Parent Guarantees;

      (f)   Confidentiality and Disclaimer Deed;

      (g)   Deed of Restraint; and

      (h)   Development Agreement Side Deed.

      "EXISTING  SHARES"  means  the  existing  ordinary   shares
      issued in SHC Holdings and held by LPPL.

      "FIRST   SUPPLEMENTARY  MINISTER'S  APPROVAL  AND   CONSENT
      ACKNOWLEDGEMENT" means the acknowledgement of the Minister dated -- October 1994, in the form and on the terms set out in Exhibit 4.

      "NEW SHARES" means each fully paid-up ordinary share in SHC Holdings to be issued to a Nominee as referred to in clause 3(c).

      "NOMINEE" means a person nominated by SBA to take up a  New
      Share to be held on trust in favour of SBA pursuant to the relevant Nominee Trust Deed.

      "NOMINEE TRUST DEEDS" means the trust deeds entered into by the Nominees as referred to in clause 3(c), in the form and on the terms set out in Exhibit 2, each a "Nominee
      Trust Deed".

      "PRELIMINARY SITE WORKS AGREEMENTS" means the agreement of even date herewith entitled Preliminary Site Preparation Excavation and Remediation Works Contract between the Authority and SHC Properties, in the form and on the terms set out in Exhibit 1.

      "SUPPLEMENTARY LEGAL OPINION" means the US legal opinion to be given by Messrs Kummer Kaempfer Bonner & Renshaw of Nevada, USA in the form and on the terms of Exhibit 3 regarding, inter alia, the enforceability of this Deed.

1.2   UNDEFINED WORDS AND PHRASES

      Capitalised words and phrases used in this Deed which are not defined in this Deed shall have the same meaning as in the Compliance Deed, except that references to Application Parties" in the definitions of "Event of Default" and "Event of Force Majeure" shall be read as references to "Amending Parties". Likewise, capitalised words and phrases which are referred to in any such definition in the Compliance Deed shall have the same meaning as in the Compliance Deed.

1.3   INTERPRETATION

      Clause 1.2 of the Compliance Deed is hereby incorporated in this Deed as if it were expressly set out herein subject only to insertion of the words "the Compliance
      Deed" after "this Deed" in line 1 of clause 1.2(a).

1.4 To the extent of any inconsistency or conflict between the terms of this Deed, the Compliance Deed and the Act, Licence, any other Executed Project Document, any other Transaction Document, Invitation Document or the
      Application:

      (a)   the  Act  shall prevail over the Licence, this  Deed,
            the  Compliance  Deed,  all  other  Executed  Project
            Documents,  all  other  Transaction  Documents,   all
            Invitation Documents and the Application;

      (b) a Licence (if and when granted to SHC) will prevail over this Deed, the Compliance Deed, all other Executed Project Documents, all other Transaction Documents, all Invitation Documents and the Application;

      (c)   the  Compliance  Deed as amended by  this  Deed  will
            prevail  over  all other Executed Project  Documents,
            all   other  Transaction  Documents,  all  Invitation
            Documents and the Application.

1.5 The rights and obligations of the Amending Parties under this Deed are in addition and without prejudice to their respective rights and obligations under the Act.

1.6 Nothing in this Deed whether express or implied prejudices, fetters or otherwise affects or is intended in any way to impose any obligation or restriction on the Authority which in any way conflicts with the obligations, powers, duties, restrictions and discretions of the Authority under the Act.

1.7 Each party acknowledges and agrees that CBA is a party to this Deed solely for the purpose of acknowledging and consenting  to  the  amendment of the  Continuity  and  Co-
      operation Agreement pursuant to clause 5.2(el) and acknowledging and consenting to the amendment of the Development Agreement Side Deed pursuant to clause 6.2, it being a party to each of those Executed Project Documents, and CBA shall not be deemed a party to, or bound by the terms and conditions of, any other Executed Project Document to which it is not a party as a consequence of CBA joining as an Amending Party under this Deed.

2.    CONSIDERATION

      Each party acknowledges to the other party that it enters into this Deed and incurs obligations and gives rights under it for valuable consideration received from the other Parties to this Deed.

3.    ASSOCIATED DOCUMENTS

      On or before execution of this Deed:

      (a) the Amending Parties other than CBA shall deliver to the Authority an unconditional written consent of BCML pursuant to the terms of the Equity Underwriting Agreement to the SHC Holdings, LPPL and SBA entering this Deed;

      (b) the Amending Parties other than CBA shall deliver to the Authority an unconditional written consent of CBA pursuant to the terms of the Facility Agreement to SHC, SHC Holdings and SHC Properties entering this Deed;

      (c)   (i)     LPPL  (as  the   sole   shareholder  in   SHC
                    Holdings) and SHC Holdings shall cause the issue and allotment of 5 New Shares in SHC
                    Holdings at par value as follows:

                    (A)    2 New Shares to SBA; and
                    (B)    one  New  Share  to  each  of  the   3
                           Nominees;

            (ii)    (A)    each    such    issue   shall  be   in
                           accordance with the provisions of  the
                           Corporations Law; and
                    (B)    the  New  Shares  shall  rank  equally
                           with   each  Existing  Share  and   be
                           subject  to all the same benefits  and
                           entitlements   as   attach   to   each
                           Existing Share;

            (iii) SBA shall cause each of its Nominees to subscribe and pay for and take up each of the New Shares whereupon SBA shall cause each Nominee to duly enter into and deliver the relevant Nominee Trust Deed;

            (iv)    each Nominee  shall hold its  New  Shares  on
                    trust   for  SBA  pursuant  to  the  relevant
                    Nominee Trust Deed;

      (d) SHC shall cause the delivery to the Authority of the duly executed Supplementary Legal Opinion; and

      (e) SHC Properties shall duly execute and deliver to the Authority the Preliminary Site Works Agreement.

4.    WARRANTIES AND DISCLAIMER

4.1 The Authority warrants that, pursuant to sections 142(1) and 142(2) of the Act, the Minister has approved of both the Authority entering into this Deed and its terms as evidenced by the First Supplementary Minister's Approval and Consent Acknowledgement.

4.2 Pursuant to the CCA Charge, the Authority hereby consents to SHC, SHC Holdings and SHC Properties entering into this Deed.

4.3 Nothing in this Deed shall be taken as, nor is capable of, constituting an obligation on the Authority to grant a Licence to any person (including without limitation SHC) or affecting the Authority's power to determine the Application by not granting a Licence to SHC pursuant to section 18(1) of the Act.

4.4 Notwithstanding anything to the contrary expressed in or which would, but for this clause 4.4, be implied in this Deed, neither the Authority nor the State of New South Wales nor its members, employees, delegates, agents, consultants or advisers shall have any liability whatsoever to any party in respect of any failure or breach by the Authority under or in respect of this Deed or any other matter contemplated hereby.

4.5   (a)   The    covenants,    undertaking,    warranties   and
            representations set out in clauses 1 to 6 inclusive of Schedule 1 to the Compliance Deed are hereby incorporated in this Deed as if expressly set out herein subject to the following:

            (i)    delete   the   words   "Application   Parties"
                   wherever they appear; and
            (ii)   in lieu insert the words "Amending Parties"

            and each Amending Party other than CBA represents and warrants to and with the Authority in those terms.

      (b) The representations and warranties included above are made as at the date of this Deed and are deemed repeated at all times during the currency of this Deed with reference to the facts and circumstances then subsisting as if made at each such time, unless otherwise expressly stated and shall be construed separately and the meaning of each shall in no way be limited by reference to any other clause contained in this Deed.

5.    AMENDMENTS TO COMPLIANCE DEED

5.1   AMENDMENTS  TO  THE  BODY AND SCHEDULES OF  THE  COMPLIANCE
      DEED

      The Compliance Deed is amended as follows:

      (a) in the definitions "Casino Exclusivity Agreement", "Casino Duty and Community Benefit Levy Agreement", "Casino Operations Agreement", "Casino Taxes Agreements" "CCA Charge", "CD Bank Guarantee (Second)", "COA Lease Terms", "Deed of Covenant", "Development Agreement Side Deed", "Permanent Site Construction Lease", "Continuity and Co-operation Agreements", "Permanent Site Freehold Lease", "Temporary Site Construction Sub-Lease", and "Temporary Site Sub-Lease" insert "as amended by the First Amending Deed" at the end of each definition;

      (b)   in the definition of "Application":

            (i) delete the words in line 3 "as at the date of this Deed"; and

            (ii)   insert  after the numeral "3" in  line  4  and
                   before  the  words  "as the same  may  be  and
                   following  the  words "and  includes   without
                   limitation, the following:

            (i)    letter  from  the Authority to Sydney  Harbour
                   Casino  Pty.  Limited   dated  6  April   1994
                   entitled  "re:   Sydney  Harbour  Casino  Pty.
                   Limited   Response   to  the  28  March   1994
                   Submission";

            (ii)   letter  from  the Authority to Sydney  Harbour
                   Casino  Pty.  Limited
                   dated 6 April 1994 entitled "re: Sydney Harbour Casino: Amendments & Further Particulars relating to the Casino Component;

            (iii) letter from the Authority to Sydney Harbour Casino Pty. Limited dated 26 April 1994 entitled "re: Sydney Harbour Casino:
                   Amendments & Further Particulars relating to the Casino Component;

            (iv)   letter   from   Sydney  Harbour  Casino   Pty.
                   Limited to  the Authority dated 26 April 1994;

            (v)    letter   from   Sydney  Harbour  Casino   Pty.
                   Limited to the  Authority dated 28 April 1994;

            (vi)   letter   from   Sydney  Harbour  Casino   Pty.
                   Limited to  the Authority dated 3 May 1994;

            (vii)  letter   from   Sydney  Harbour  Casino   Pty.
                   Limited to  the Authority dated 4 May 1994;

            (viii) letter  from  the Authority to Sydney  Harbour
                   Casino  Pty. Limited dated 5 May 1994;

            (ix)   second letter from Sydney Harbour Casino  Pty.
                   Limited  to  the Authority dated 5  May  1994;
                   and

            (x) letter from the Authority to Sydney Harbour Casino Pty. Limited dated 9 May 1994 entitled: "re: Sydney Harbour Casino Pty.
                   Limited      Meeting       with      Authority
                   Representatives".";

      (c) in the definition of "Copyright Assignment Deed", delete the phrase "SHC" in line 1;

      (d)   in the definition of "Equity Documents":

            (i) delete the words "and the" in line 5 and insert in lieu thereof "," and

            (ii) insert "and" the Nominee Trust Deeds" at the end of line 6;

      (e) insert the following definition after the definition of "Finance and Security Documents":

                   "FIRST AMENDING DEED" means the deed to be entered into on 6 October 1994 between the Authority, the Application Parties, LCPL, SDC,
                   SBI and CBA.;

      (f) insert the following definition after the definition of "Nicolson/Marth Undertaking"

                   "NOMINEE TRUST DEEDS" has the meaning given in the First Amending Deed.;

      (g)   in  the  definition of "Occupation Licence  Agreement
            (Permanent)", delete the words "Annexure A"  in  line
            2 and in lieu thereof insert "Exhibit 1";

      (h) insert the following definition after the definition of "Preferred Applicant Nomination Date":

                   "PRELIMINARY  SITE WORKS AGREEMENT"   has  the
                   meaning given in the First Amending Deed.;

      (i)   in the definition of "Project Documents":

            (i)    delete   the   word  "and"  at  the   end   of
                   subparagraph (z);

            (ii) delete ".," at the end of subparagraph (aa) and in lieu thereof insert ";"; and

            (iii)  insert   the  following  subparagraphs   after
                   subparagraph (aa):

                    "(bb)  the  Preliminary Site Works Agreement;
                           and

                     (cc)  the First Amending Deed";

      (j) in the definition of "SCM Memorandum and Articles", insert "and as further amended on 5 May 1994" after the brackets in line 3;

      (k) in the definition of "SHC Holdings Memorandum and Articles", insert "and as further amended on 6 May
            1994" after the brackets in line 4;

      (1) in the definition of "SHC Memorandum and Articles", insert "and as further amended on 6 May 1994" after the brackets in line 3;

      (m) in the definition of "SHC Properties Memorandum and Articles", insert "and as further amended on 6 May
            1994" after the brackets in line 4;

      (n)   intentionally not used;

      (o) in clause 13.1(b)(i), insert "1.6 million" in the space provided in line 3;

      (p) in clause 17.2 delete "18" in line 1 and in lieu thereof insert "17";

      (q)   in   clause  7(j)  of  Schedule  1,  after  the  word
            "granted" in line 5, insert "and as set out in the second paragraph to this clause 7(j)";

      (r)   after  the  existing  paragraph  of  clause  7(j)  of
            Schedule 1, insert
            the following:

                  "Completion   of  blanks  will  also   include,
                  without limitation:

                  (i) annexure of the agreed and approved plans and specifications forming part of the D.A. for Permanent Site, shall become Exhibit 4 to the Permanent Site Construction Lease and those forming part of the D.A. for Temporary Site shall become Exhibit 4 to the Temporary Site Construction Sub-Lease;

                  (ii)    the    relevant   details   shall    be
                          inserted   in  the  Schedule   to   the
                          Copyright Assignment Deed;

                  (iii) upon registration of the relevant plans, appropriate title details will be inserted in the Permanent Site Construction Lease and the Temporary Site Construction Sub-Lease; and

                  (iv)    the  relevant details will be  inserted
                          in   the  blanks in clause 12.1 of  the
                          Permanent Site Construction Lease.";

      (s)   in  clause  7(j) of Schedule 1, delete  the  numerals
            "15" in line 9 and in lieu thereof insert the numerals "16";

      (t) in clause 10(g) of Schedule 1, insert at the end "in the case of clause 10(g)(ii)(A) of this Schedule 1 or, in the case of clause 10(g)(ii)(B) of Schedule 1, the date which is 5 Business Days prior to the Final D.A. Approval Date".

5.2   AMENDMENTS TO EXHIBITS TO THE COMPLIANCE DEED

      (a)   Exhibit  6  (Casino Duty and Community  Benefit  Levy
            Agreement) is amended as follows:

            (i)    In Recital D delete:

                   (A)     "payable in instalments" in line 1  of
                           sub-clause (a); and

                   (B)     "an annual casino duty and" in line  1
                           of sub-clause (b);

            (ii)   in   clause  1.1,  delete  the  definition  of
                   "Casino Duty - Base Amount";

            (iii)  delete  the  definition of "CD Bank  Guarantee
                   (Second)" and in lieu thereof insert:

                           ""CD BANK GUARANTEE (SECOND)" has  the
                           same  meaning  as in the Casino  Taxes
                           Agreement,   being  a   guarantee   to
                           secure  amongst other  things  to  the
                           Authority  payment  of  the  Specified
                           Payment  Amount referred to in  clause
                           4.2.";

            (iv)   delete  the  definition  of  "First  Financial
                   Year" and in lieu thereof insert:

                   "First  Financial Year"  means  the  period  l
                   July 1994 to 30 June 1995 being the period during which the Licence was granted to the Licensee.";

            (v)    in   the   definition  of  "Specified  Payment
                   Amount", delete "[ ]" in line 2 and insert in lieu thereof "$256,000,000";

            (vi)   delete clause 4.2 and in lieu thereof insert:

                           "4.2   The  Specified  Payment  Amount
                                  is due  and  payable in full on
                                  or      before      12     noon
                                  (Sydney  time)  on   the   date
                                  which   is  21  days  after the
                                  Licence Issue Date.";

            (vii) delete clause 5 and in lieu thereof insert the following:

                           "5.    NOT USED. ";

            (viii) in   clause   6.6,  delete  "Casino  Duty-Base
                   Amount";

            (ix)   in Schedule 1 paragraph (c):

                   (A)     delete  "first instalment of  the"  in
                           line 3; and

                   (B)     delete  "and  the first instalment  of
                           the  Casino Duty-Base Amount only"  in
                           lines 4 and 5; and

            (x)    delete Schedule 3 and in lieu thereof insert:

                           "SCHEDULE 3 - NOT USED";

      (b) Exhibit 7 (Casino Exclusivity Agreement) is amended as follows:

            (i) in clause 1.1, after the definition of "Act" insert:

                           "APPROVED  AMUSEMENT DEVICE"  has  the
                           meaning  given in the Liquor Act  1982
                           (NSW)."

            (ii) in the definition of "Casino" in clause 1.1, delete the word "Section" and in lieu thereof insert "section";

            (iii)  in   clause  1.1,  delete  the  definition  of
                   "Operations" and in lieu thereof insert:

                           ""OPERATIONS"  has the  meaning  given
                           in  paragraph (a) of the definition of
                           "operations"  in  section  3  of   the
                           Act.";

            (iv)   in  each  of paragraphs (i), (iii),  (iv)  and
                   (v)   of  the  definition of "Table  Game"  in
                   clause   1.1,  add to the end  "from  time  to
                   time.";

            (v)    in  paragraph (ii) of the definition of "Table
                   Game" in clause 1.1, add to the end "or an Approved Amusement Device.";

            (vi) in paragraph (iv) of the definition of "Table Game" in clause 1.1, delete the words "a Poker Machine" in line 1 and in lieu thereof insert "an Approved Amusement Device"; and

            (vii)  in  paragraph (vi) of the definition of "Table
                   Game"   in  clause 1.1, add  to  the  end  the
                   following sentence:

                           "For the avoidance of doubt nothing in
                           this paragraph (vi) shall be taken  as
                           limiting or restricting the  operation
                           of  paragraphs  (i)   to   (v)   above
                           inclusive  and,  in  particular,   the
                           operation of clause 1.2(h) in  respect
                           of those paragraphs".

      (c) Exhibit 8 (Casino Operations Agreement) is amended as follows:

            (i)    in   the  definition  of  "Occupation  Licence
                   Agreement   (Permanent)",  delete  the   words
                   "Annexure  A"   and  in  lieu  thereof  insert
                   "Exhibit 1";

            (ii)   in  clause  6.l(a), delete the  words  "clause
                   1.2" in the last sentence and in lieu thereof insert "clause 1.1";

            (iii) in Schedule 3, after clause 10, insert the following:

                           "11.    MINIMUM HOTEL MODULES

                                   In   addition    and   without
                                   prejudice   to     any   other
                                   obligations under the  Project
                                   Documents    the   Contracting
                                   Parties  shall  ensure that at
                                   all times during the  currency
                                   of the Permanent Site Freehold
                                   Lease,  at
                                   least   the equivalent  of 600
                                   hotel modules (each of an area
                                   not   less   than   35m2)  are
                                   available   at    all    times
                                   for tourist/public  use either
                                   at   the  Permanent  Site,  or
                                   partly at  the Permanent  Site
                                   and  partly   as  the serviced
                                   apartments  forming   part  of
                                   the hotel accommodation within
                                   the Applications"; and

            (iv)   in  Exhibit  4 to Casino Operations  Agreement
                   (COA Lease Terms):

                   (A)    In  clause 2.1(b) delete in line 3  and
                          following:

                          "if  the  Lessor shall  have  made   an
                          election pursuant to Schedule 1 of  the
                          Permanent   Site  Construction Lease to
                          have   the   rent  payable  during  the
                          Primary   Rental   Period  prepaid  and
                          the  Lessee shall have done so then for
                          the period  of  [   ]  from  the  Lease
                          Commencement  Date  (being  the balance
                          of the Primary  Rental Period  as  that
                          expression is defined  in  Schedule   1
                          to   the  Permanent   Site Construction
                          Lease)  no  further   rental  shall  be
                          payable";

                          and  insert  in   lieu    thereof   the
                          following:

                          "if  the  Lessee has paid to the Lessor
                          the   payment  referred  to  in  clause
                          2 of Schedule  1   to   the   Permanent
                          Site  Construction  Lease  then for the
                          period    of   [  ]   from   the  Lease
                          Commencement  Date  (being  the balance
                          of the Primary  Rental Period  as  that
                          expression is defined  in  Schedule   1
                          to   the   Permanent  Site Construction
                          Lease),  no  further  rental  shall  be
                          payable  in  respect  of   that  period
                          and  rental  payable pursuant to clause
                          3  of  Schedule 1  to this  Lease shall
                          be  payable on the date  being  the day
                          immediately  following the last day  of
                          the   Primary    Rental    Period   and
                          thereafter  on each anniversary of that
                          date."

                   (B)    after Part 3, insert:

                          "PART 3A  INDEMNITY  FOR  ENVIRONMENTAL
                          MATTERS

                          3A.1   The  Lessor  acknowledges   that
                          clause  4.10  of  the  Permanent   Site
                          Construction Lease contains  warranties
                          and  an  indemnity  in  favour  of  the
                          Lessee     thereunder.    The    Lessor
                          acknowledges and agrees that  it  gives
                          to   the  Lessee  the  warranties   and
                          indemnity   in   the  same   terms   as
                          contained in the aforementioned  clause
                          4.10   with  the  exception  that   the
                          twenty-five  (25) year period  referred
                          to  in  clause  4.10(b) and  (c)  shall
                          expire  on the twenty-fifth anniversary
                          of  the Lease Commencement Date of  the
                          Permanent Site Construction Lease."

                   (C) in  clause 6.2(d), delete "(g)" in line  1
                       and in lieu thereof insert "(c)";

                   (D) In Schedule 1:

                       (AA)  delete  clause 1 and insert in  lieu
                             thereof the following:

                             "The  rental payable will be at  the
                             rate  of $15,000,000  per annum  for
                             the   period   of  [   ]  being  the
                             balance   of   the  Primary   Rental
                             Period."

                       (BB)  delete  clause 2 and insert in  lieu
                             thereof the following:

                             "Notwithstanding  clause 1, provided
                             that  the  payment  referred  to  in
                             clause  2  of  Schedule  1  to   the
                             Permanent  Site  Construction  Lease
                             has  been  made,  no further  rental
                             shall be  payable in respect of  the
                             Primary  Rental Period  or any  part
                             thereof"; and

                       (CC)  in  clause  3 delete "[  ]"  in  and
                             insert in lieu thereof "250,000.

      (d) Exhibit 9 (The Casino Taxes Agreement) is amended as follows:

            (i)    delete  the definition of "Casino Duty -  Base
                   Amount";

            (ii) in the definition of "CD Bank Guarantee (Second)", delete all words after the word of" where first appearing in line 2 and in lieu thereof insert "amongst other things, payment of the First Specified Amount referred to in clause 4.2 of the Casino Duty and Community Benefit Levy Agreement."; and

            (iii)  in clause 6:

                   (A)     after  the  word "secure" in  line  2,
                           insert "amongst other things";

                   (B)     delete    the    words   "the    first
                           instalment of" in line 4;

                   (C)     delete "(a)" in line 5; and

                   (D)     delete   all  words  after  the   word
                           "Agreement" in line 5;

      (e) Exhibit 15 (CD Bank Guarantee (Second)) is amended as follows:

            (i)    in  clause  2 delete all words after the  word
                   "exceeding"   in  line 7 and  insert  in  lieu
                   thereof the following:

                   "$376,000,000   representing  $256,000,000  in
                   respect of the Specified Payment Amount under and as defined in the Casino Duty and Community Benefit Levy Agreement of even date herewith between the Treasurer of the State of New South Wales and the Licensee and $120,000,000 in respect of the total amount under clause 3 of Schedule 1 of the Permanent Site Construction Lease of even date herewith between Sydney Harbour Casino Properties Pty Limited and the Beneficiary ("GUARANTEED AMOUNT")."

      (el) Exhibit 18 (Continuity and Co-Operation Agreement) is amended as follows:

            (i)    in  clause 16.2, line 1 delete "If the Project
                   Company   fails  to   remedy  the   Obligation
                   Default:" and insert in lieu thereof:

                   "If for any reason an Obligation Default is not remedied:";

      (f) Exhibit 33 (Permanent Site Construction Lease) is amended as follows:

            (i)    in clause 1.1:

                   (A)     in  the definition of Compliance Deed,
                           delete  "[  ]"  and  insert  in   lieu
                           thereof "22 April 1994";

                   (B)     delete  the definition of "Light  Rail
                           Works  Plans  and Specifications"  and
                           in lieu thereof insert:

                           "LIGHT    RAIL   WORKS    PLANS    AND
                           SPECIFICATIONS" means  the  plans  and
                           specifications  for  the  Light   Rail
                           Works  to  be prepared by  the  Lessee
                           and  approved  by  the  Lessor,  which
                           plans  and specifications must  be  of
                           no  lesser  standard than as specified
                           in  the  annexure to  the  Light  Rail
                           Warranty Deed"";

                   (C)     in       the       definition       of
                           "Pre-requisites",  delete   sub-clause
                           (g) and insert: "(g) Not Used";

                   (D)     insert the following definition  after
                           the definition of "Pre-requisites":

                           "PRELIMINARY  SITE  WORKS   AGREEMENT"
                           means  an  agreement dated  6  October
                           1994   between   the  Casino   Control
                           Authority  and  the  Lessee   entitled
                           Preliminary      Site      Preparation
                           Excavation   and   Remediation   Works
                           Contract.";

            (ii)   intentionally not used;

            (iii)  in  clause  4.10(a), delete the definition  of
                   "Environmental  Laws"   and  in  lieu  thereof
                   insert:

                           "ENVIRONMENTAL   LAWS"   means    laws
                           current   from  time   to   time   for
                           protection of the Environment  against
                           contamination or pollution of  air  or
                           water,  soil  or  ground  water,   the
                           ozone   layer  or  public  health   by
                           chemicals,    pesticides,    hazardous
                           substances,     hazardous      wastes,
                           dangerous     goods,     environmental
                           hazards   or   noxious   trades    and
                           enforcement or administration  of  any
                           of  those  laws  (whether  they  arise
                           under  statute  or  pursuant  to   any
                           notice, decree, order or directive  of
                           any government entity.);

            (iv) in clause 4.10(b), after the word "that in line 1 insert "immediately";

            (v)    delete   clause  4.11  and  in  lieu   thereof
                   insert:

                           "4.11    "Completion   of      certain
                                    excavation

                                    If  at   Lease   Commencement
                                    excavation of the Land to the
                                    levels    and      dimensions
                                    identified in Exhibit 17   to
                                    this  Lease  shall  not  have
                                    been completed, then:

                                    (a)   the  Lessee  shall with
                                          all    due   expedition
                                          cause the excavation to
                                          be    completed  to the
                                          levels  and  dimensions
                                          identified  in  Exhibit
                                          17.

                                    (b)   the           following
                                          provisions   of     the

                                          Preliminary Site  Works
                                          Agreement   shall apply
                                          mutatis mutandis to the
                                          completion   of   those
                                          works:

                                          1.2,   1.3,  1.4,  1.5,
                                          1.6,  2.1(a)  and   the
                                          last    sentence,  2.4,
                                          3.1,  3.2,   3.3,  4.1,
                                          4.2,  4.3,  5.1,   5.2,
                                          5.3,  5.4,  6.1,   6.2,
                                          6.3,  6.4,  6.5,   7.1,
                                          7.2,  7.3,  7.4,   7.5,
                                          7.6,  7.7,  7.8,   8.6,
                                          13.1,    14.5,    14.7,
                                          Schedules   1,   2,  3,
                                          4, 5, 6 and 7.

                                  (c)     the  Lessee shall  bear
                                          the cost of  completing
                                          the Works   subject  to
                                          the other provisions of
                                          this  Lease,   but  the
                                          Casino          Control
                                          Authority    shall   be
                                          liable   to   pay   all
                                          money which would  have
                                          been payable under  the
                                          Preliminary Site  Works
                                          Agreement, had it  been
                                          performed            to
                                          completion,        plus
                                          $40,480   (being   fees
                                          payable  to  Dames    &
                                          Moore),            less
                                          $4,750,000.   To    the
                                          extent that  the Lessee
                                          has  been   paid  money
                                          under  the  Preliminary
                                          Site   Works Agreement,
                                          the Lessee shall credit
                                          to   the   Lessor   the
                                          amount   so   received,
                                          and  if   that   amount
                                          exceeds    the    money
                                          payable   pursuant   to
                                          this   clause,    shall
                                          re-pay  to  the  Lessor
                                          that excess.";

            (vi)   after clause 4.15, insert the following:

                      "4.16 The   parties  agree  that  for   the
                            purposes   of  clause  4.10(c),   the
                            expense  to the Lessee of it  causing
                            contaminated material to be  handled,
                            stockpiled,  removed  from  site  and
                            disposed  of (including selection  of
                            disposal   site  and  arranging   for
                            disposal) shall until the Works  have
                            been completed be:

                            The   following  unit  "extra   over"
                            rates    per   cubic   metre,   loose
                            measured  in  the truck, measured  at
                            the  gate shall apply, to include
                            all   handling,  stockpiling, removal
                            from the  Site  and   disposal  costs
                            including selection of disposal  site
                            and arranging for disposal.

                            (i)   Materials which can be disposed
                                  of without stabilization:

                                  $90/m3

                            (ii)  Asbestos Contaminated Soils:

                                  Cost plus 25% for overheads and
                                  profit

                            (iii) Other material:

                                  Cost plus 25% for overheads and
                                  profit.";

            (vii)  in clause 5.1(a), insert at the end:

                          "and,  in  respect of  the  Light  Rail
                          Works,  must  be of no lesser  standard
                          than  as  specified in the annexure  to
                          the Light Rail Warranty Deed";

            (viii) in clause 5.1(c):

                   (A)    delete  in  the  second  sentence   the
                          words  "to do so" appearing in line  8;
                          and

                   (B)    insert   at  the  end  of  the  fourth
                          sentence:

                          "and   shall  conduct  the  appeal   in
                          accordance    with    any    directions
                          (including  as  to  counsel  or   other
                          representative)  from  time   to   time
                          issued by the Lessor";

            (ix)   intentionally not used;

            (x)    in clause 6.5(e)(iii), delete "or";

            (xi)   in clause 6.5(e)(iv), insert "or" at the end;

            (xii)  after    clause   6.5(e)(iv),    insert    the
                   following:

                          "(v)  by  reason of the application  of
                                clause 6.5(i)";

            (xiii) after clause 6.5(h), insert the following:

                          "6.5(i)  The parties  acknowledge  that
                                   the   Estimated   Construction
                                   Period  was predicated on  the
                                   site, having been handed  over
                                   to  the  Lessee, excavated  to
                                   the   levels   and  dimensions
                                   identified   in  Exhibit   17.
                                   Except  to  the  extent   that
                                   delay   arises   because   the
                                   Lessee  shall have  failed  to
                                   dutifully  comply   with   its
                                   obligations     under      the
                                   Preliminary     Site     Works
                                   Agreement  as to the  rate  at
                                   which it carried out the Works
                                   thereunder, then if  on  Lease
                                   Commencement  Date  excavation
                                   shall  not have been completed
                                   to  the  levels and dimensions
                                   identified in Exhibit 17, then
                                   the  Lessee shall be  entitled
                                   to   an   extension  of   time
                                   subject  to the provisions  of
                                   this clause 6.5.";

            (xiv) after the existing paragraph of clause 6.10, insert the following paragraph:

                          "Whenever  the  Lessee shall  seek  the
                          consent  or approval of the  Lessor  in
                          respect  of  the  work contemplated  by
                          clause  4.11  and the Lessor  seek  the
                          advice   of  a  consultant  in  respect
                          thereof,  the Lessor shall be  entitled
                          to  the  cost thereof pursuant to  this
                          clause.";

            (xv) in clause 6.14(a), after the word "Deed" in line 2 insert:

                          "but  must nevertheless cause the Light
                          Rail Works Plans and Specifications  to
                          be   of  no  lesser  standard  than  as
                          specified in the annexure to the  Light
                          Rail Warranty Deed.";

            (xvi)  in   clause   16.2,  after  subparagraph   (g)
                   insert:

                          "(h)   If so directed by the Lessor the
                                 New Lease shall include as  part
                                 of the  Premises defined therein
                                 the stratum referred to in  Part
                                 20.";

            (xvii) in  Part  20,  after the word  "guarantee"  in
                   line 7, insert:

                          "As  an  alternative,  the  Lessor  may
                          require  that the stratum form part  of
                          the  Premises comprising the  Permanent
                          Site  Freehold Lease and the COA  Lease

                          Terms."; and

            (xviii)In Schedule 1:

                   (A)    delete  in line 4 of clause 1 "[  ]  ["
                          and     insert    in    lieu    thereof
                          "l5,000,000";

                   (B)    delete  clause  2 and  insert  in  lieu
                          thereof the following:

                          "Notwithstanding clause 1, the  Parties
                          have  agreed  that the  rental  payable
                          during the Primary Rental Period  shall
                          be prepaid as set out in clause 3."

                   (C)    delete  clause  3 and  insert  in  lieu
                          thereof the following:

                          "On or before 12 noon (Sydney time)  on
                          the  date which is 21 days after  Lease
                          Commencement  Date,  the  Lessee  shall
                          pay   to   the  Lessor  an  amount   of
                          $120,000,000  in immediately  available
                          and  cleared funds in prepayment of the
                          rental   payable  during  the   Primary
                          Rental Period."

            (xvix) in  Exhibit 19- to Permanent Site Construction
                   Lease (Permanent Site Freehold Lease):

                   (A)    In  clause 2.1(b) delete in line 3  and
                          following:

                          "if  the  Lessor  shall  have  made  an
                          election pursuant to Schedule 1 of  the
                          Permanent  Site Construction  Lease  to
                          have   the  rent  payable  during   the
                          Primary  Rental Period prepaid and  the
                          Lessee shall have done so then for  the
                          period   of   [   ]  from   the   Lease
                          Commencement  Date (being  the  balance
                          of   the  Primary  Rental  Period)   no
                          further rental shall be payable";

                          and   insert   in  lieu   thereof   the
                          following:

                          "if  the Lessee has paid to the  Lessor
                          the payment referred to in clause 2  of
                          Schedule 1 to the Permanent Site  Lease
                          (Construction  Lease)  then   for   the
                          period   of   [   ]  from   the   Lease
                          Commencement  Date (being  the  balance
                          of   the  Primary  Rental  Period),  no
                          further  rental  shall  be  payable  in
                          respect  of  that  period  and   rental
                          payable   pursuant  to  clause   3   of
                          Schedule  1  to  this  Lease  shall  be
                          payable  on  the  date  being  the  day
                          immediately following the last  day  of
                          the    Primary   Rental   Period    and
                          thereafter on each anniversary of
                          that date."

                   (B)    after  Part 3, insert a new Part 3A  as
                          follows:

                          "PART  3A  INDEMNITY FOR  ENVIRONMENTAL
                          MATTERS

                          3A.1   The   Lessor  acknowledges  that
                                 clause  4.10  of  the  Permanent
                                 Site  Lease (Construction Lease)
                                 contains   warranties   and   an
                                 indemnity  in  favour   of   the
                                 Lessee  thereunder.  The  Lessor
                                 acknowledges and agrees that  it
                                 gives   to   the   Lessee    the
                                 warranties and indemnity in  the
                                 same  terms as contained in  the
                                 aforementioned clause 4.10  with
                                 the     exception    that    the
                                 twenty-five  (25)  year   period
                                 referred  to  in clause  4.10(b)
                                 and  (c)  shall  expire  on  the
                                 twenty-fifth anniversary of  the
                                 Lease  Commencement Date of  the
                                 Permanent       Site       Lease
                                 (Construction Lease).";

                   (C)     Not Used.

                   (D)     In Schedule 1:

                           (AA)  in  clause  1,  line  1  and  2,
                                 delete the following:

                                 "In  the  event that the  Lessor
                                 did  not  make  an  election  as
                                 contemplated  by  clause  2   of
                                 Schedule   1  to  the  Permanent
                                 Site  Lease (Construction Lease)
                                 then the"

                                 and   insert  in  lieu   thereof
                                 "The";

                           (BB)  in  clause 1, delete "[ ]" where
                                 first  appearing and  insert  in
                                 lieu thereof "15,000,000";

                           (CC)  in  clause 1, insert "Rental" in
                                 line 4 after "Primary";

                           (DD)  insert  as  a new clause  2  the
                                 following:

                                 "2.   Notwithstanding clause  1,
                                       provided that the  payment
                                       referred to in clause 2 of
                                       Schedule   1    to     the
                                       Permanent    Site    Lease
                                       (Construction Lease)   has
                                       been  made,   no   further
                                       rental  shall   be payable
                                       in respect of  the Primary
                                       Rental  Period or any part
                                       thereof"; and

                           (EE)  renumber  clause 2 as  clause  3
                                 and  delete "[ ]" and insert  in
                                 lieu thereof "250,000."

      (g) Exhibit 42 (Temporary Site Construction Sub-Lease) is amended as follows:

            (i) in the definition of "Building Approval", delete the words "a buildings * in line 2 and in lieu thereof insert "the Works";

            (ii) in the definition of "Deed of Covenant", delete the word "Lease" in line 3 and in lieu thereof insert "Sub-Tense";

            (iii)  in  the  definition of "Minister",  after  the
                   word   "the" where last appearing in  line  1,
                   insert "Casino Control";

            (iv)   in  clause 4.9, delete the word "land" in line
                   5  and in lieu thereof insert "Land";

            (v) in paragraph (a) of clause 4.14, delete the words "and utilities within";

            (vi) in clause 4.14, insert after sub-clause (c), the following:

                           "(d)    For  the purposes of paragraph
                                   (a)  of this clause the Lessee
                                   acknowledges and  agrees  that
                                   the       phrase      "loading
                                   requirements  of the  Project"
                                   in    relation    to    water,
                                   sewerage,     drainage     and
                                   electricity services means  as
                                   follows:

                                   (i)   Water-peak      domestic
                                         demand  of  14.4  litres
                                         per second and peak fire
                                         demand of 22 litres  per
                                         second;

                                   (ii)  Sewerage - total fixture
                                         units of 1285FU;

                                   (iii) Drainage     -        no
                                         additional  drainage  is
                                         required    for      the
                                         improvements     erected
                                         upon  the   land  at  or
                                         prior    to   the  Lease
                                         Commencement Date.

                                   (iv)  Stormwater   Drainage  -
                                         both     from        the
                                         improvements  erected on
                                         the   Land  at  any time
                                         (including  at  or prior
                                         to       the       lease
                                         Commencement Date)   and
                                         from  the   external car
                                         park shall  be  the sole
                                         responsibility  of   the
                                         Lessee    who  shall  be
                                         required  to   meet  the
                                         appropriate    discharge
                                         requirements   of    the
                                         Maritime Services  Board
                                         and        Environmental
                                         Protection Authority and
                                         to   ensure   that   the
                                         existing    pipes    and
                                         drains installed in  the
                                         external  car  park  and
                                         other external  areas of
                                         the     Premises     are
                                         adequate and  sufficient
                                         to  meet   the  Lessee's
                                         needs;

                                   (v)   Electricity  -   maximum
                                         demand load of 3MVA.";

                    "(e) The Lessee agrees that the obligations of the Lessor pursuant to this clause 4.14 shall be limited to the undertaking of the following works in relation to the services to be made available to the Premises at or prior to the Lease Commencement
                           Date: -

                           (i)   Electricity  - the  installation
                                 of  a  new  pit and  conduit  in
                                 Foreshore  Road  and  the  ducts
                                 necessary to enable the  maximum
                                 demand    load   to   be    made
                                 available  by Sydney Electricity
                                 upon  application by the  Lessee
                                 for  the installation of cabling
                                 and   the  undertaking  of   any
                                 other necessary works; and

                           (ii)  Gas  -  the installation of  the
                                 reticulation  mains  to  connect
                                 the

                                 Premises  to  the  existing  gas
                                 lines in Foreshore Road."

            (vii)  After clause 4.14, insert the following:

                   "4.15   LIMITATION  TO SERVICES  WARRANTY  AND
                           INDEMNITY

                           The       Lessee      agrees      that
                           notwithstanding  the   provisions   of
                           clause  4.14 the Lessor shall  not  be
                           liable  or responsible for any failure
                           of  the water, sewerage, drainage, gas
                           and  electrical services connected  to
                           the  Premises as at 1 June 1994  ("the
                           Existing   Services")   which   occurs
                           after  the  Lease  Commencement  Date.
                           The  Lessee  acknowledges that  except
                           as  specifically  provided  in  clause
                           4.14     the    Lessor    makes     no
                           representation  as  to  the  capacity,
                           suitability,  adequacy  or  state   of
                           repair  of the Existing Services  and,
                           except  as  specifically  provided  in
                           clause   4.14   the   Lessee   further
                           acknowledges and agrees that it  shall
                           not   be  entitled  to  commence   any
                           action  or make any claim (whether  on
                           an   indemnity  or  any  other  basis)
                           against the Lessor in relation to  any
                           failure,  inadequacy or  unsuitability
                           in  respect  of  any of  the  Existing
                           Services.

                    4.16   OBLIGATION TO MAINTAIN SERVICES

                           The  Lessee  further  agrees  that  it
                           shall  be  responsible for maintaining
                           the  Existing Services on the Premises
                           during  the  term  of  the  Lease  and
                           agrees  to  indemnify  the  Lessor  in
                           respect  of  any cost, claim,  demand,
                           proceeding  or  action  which  may  be
                           brought  against  the  Lessor  by  any
                           relevant authority or other person  in
                           respect  of any failure by the  Lessee
                           to   maintain  the  Existing  Services
                           during  the  term  of  the  Lease   as
                           provided herein."

            (viii) in  clause  5.14, delete the word  "Lease"  in
                   line    1   and   in   lieu   thereof   insert
                   "Sub-Lease";

            (ix)   in  clause 6.5(e)(ii), delete the word "Lease"
                   in    line  3  and  in  lieu  thereof   insert
                   "Sub-Lease";

            (x)    intentionally not used;

            (xi) in clause 8.8(a), delete the word "Board" in line 3 and in lieu thereof insert "Brigade";

            (xii)  in clause 9.1(a),

                   (A)     delete  the word "The" in line  1  and
                           in lieu thereof insert "the";

                   (B)     after  the word "law" in line 1 insert
                           "the Head Lessor,"; and

                   (C)     replace the full stop at the end  with
                           a semi-colon;

            (xiii) in clause 9.1(b),

                   (A)     delete  the word "The" in line  1  and
                           in lieu thereof insert "the"; and

                   (B)     after  the word "indemnifies" in  line
                           1  and  "which" in line 4 insert  "the
                           Head Lessor,";

            (xiv) in clause 9.1, insert at the end of the penultimate paragraph:

                           "nor  to release or indemnify the Head
                           Lessor  where   the  act  in  question
                           amounts to a negligent act or omission
                           on the part of  the Head Lessor.";

            (xv)   in   clause  9.2(a)(ii)(c),  delete  the  last
                   sentence;

            (xvi)  in  clause 9.2(d), delete the word "Lease"  in
                   line    1   and   in   lieu   thereof   insert
                   "Sub-Lease";

            (xvii) in  clause 9.5, delete the word "improvements"
                   in   line  1  and   in  lieu  thereof   insert
                   Improvements";

            (xviii)in  clause  12.1, delete the word "Lessor"  in
                   line 1 and in lieu thereof insert "Lessee";

            (xix) in clause 12.1(a), delete the word "rent" in line 1 and in lieu thereof insert "Rent";

            (xx) in clause 15.11, delete the numerals "11" in the penultimate line and in lieu thereof insert "llA";

            (xxi) in clause 15.14, delete the word "Lease" wherever appearing and in lieu thereof insert
                   "Sub-Lease";

            (xxii) in Exhibit 4A (Deed of Covenant):

                   (A)     in  clause  3.2(b), delete  the  words
                           "6.l(d)  of the Sub-

                           Lease" in  line 2 and in  lieu thereof
                           insert  "9.1  of the   Temporary  Site
                           Construction Sub-Lease";

                   (B)     in  clause  3.2(c), delete  the  words
                           "sub-clause  (a)" in  line  3  and  in
                           lieu  thereof insert "sub-clauses  (a)
                           and (b)"; and

                   (C)     after clause 10.8, insert:

                           "10.9   NO REPRESENTATION OR  WARRANTY
                                   BY CWDC

                                   SHCP acknowledges   that    no
                                   representation or warranty  is
                                   or has been given by  CWDC  in
                                   relation to  the  completeness
                                   or  accuracy  of any drawings,
                                   plans    or     specifications
                                   provided  to    SHCP,   Sydney
                                   Harbour   Casino Pty. Limited,
                                   Leighton     Properties   Pty.
                                   Limited      or       Leighton
                                   Contractors  Pty. Limited   or
                                   their  respective  contractors
                                   or   any   other   person   or
                                   corporation   whether  or  not
                                   related to  or associated with
                                   the above  named  parties,  in
                                   respect  of  wharves 12 and 13
                                   at Pyrmont.";

            (xxiii)in Exhibit 11 (Temporary Site Sub-Lease):

                   (A)     insert the following definition  after
                           the definition of "Authority":

                                   "BUILDING"     means       the
                                   improvements now or  hereafter
                                   erected   upon  the  Land  and
                                   where  the  context so permits
                                   any part thereof.";

                   (B)     in  clause  2.7, line  1,  delete  the
                           word  "the"  where last  appearing  in
                           line  1  and  in  lieu thereof  insert
                           "this";

                   (C)     in  clause 2.7, delete the handwritten
                           words and in lieu thereof insert:

                           "Where  the  Rent is paid  beyond  the
                           date  of  expiration of this Sub-Lease
                           or  the  date the Premises are resumed
                           then  the Lessee shall be entitled  to
                           a  refund of any excess Rent  paid  by
                           it.  Such  refund shall be  calculated
                           on  the basis that Rent accrues  on  a
                           daily basis.";

                   (D) in clause 5.1, delete the words "when first constructed or erected or brought upon the Premises" in lines 5 and 6 and in lieu thereof insert "at Lease Commencement Date";

                   (E)     in  clause  5.10(a), delete  the  word
                           "Lease"  in line 6 and in lieu thereof
                           insert "Sub-Lease";

                   (F)     in  clause  5.10(c), delete  the  word
                           "Lease"  in line 2 and in lieu thereof
                           insert "Sub-Lease";

                   (G)     in  clause  5.11(b), delete the  words
                           "the  Lease"  in line 2  and  in  lieu
                           thereof insert "this Sub-Lease";

                   (H)     in   clause  5.15,  delete  the   word
                           "Lease"  in line 3 and in lieu thereof
                           insert "Sub-Lease";

                   (I)     in   clause  6.2(h),  after  the  word
                           "Lessor" in lines 2 and 3 insert  "and
                           the Head Lessor";

                   (J)     in clause 6.5(c):

                           (AA)  after the word "Lessor" in  line
                                 2 insert "or the Head Lessor";

                           (BB)  in    line   6,   insert   "that
                                 neither" before the word  "the";
                                 and

                           (CC)  in  line 7, insert "nor the Head
                                 Lessor"    before    the    word
                                 "elects".

                   (K)     in   clause  9.1,  delete   the   word
                           "Lease"  in line 1 and in lieu thereof
                           insert "Sub-Lease";

                   (L)     in  clause  9.1A(b),  after  the  word
                           "Lessor"  in  line 1 insert  "and  the
                           Head Lessor";

                   (M)     in  clause  10.7(b), delete  the  word
                           "the"  in  line 2 and in lieu  thereof
                           insert "this";

                   (N)     in  clause  10.13,  delete  the  words
                           "the Lease" in the 4th last line,  and
                           in  lieu  thereof  insert  "this  Sub-
                           lease";

                   (O)     in  clause  14.1.1, delete  "[deletion
                           made subject to CWDC confirmation]";

                   (P)     in  paragraph 6 of Schedule 1,  delete
                           the  words "be refunded" in  the  last
                           line   and  in  lieu  thereof   insert

                           "shall,  unless as otherwise  provided
                           in  this  Sub-Lease,  be  such  moneys
                           paid";

                   (Q)     in  Part  A  of Schedule 2 insert  the
                           following   at   the   end   as    new
                           paragraphs:

                           "  -  the  removal and making good  of
                           the   proposed  roundabout  and  third
                           laneway  of Darling Island  Drive,  to
                           the  north  of the community  park  as
                           detailed  in  the  final  CWDC  Design
                           dated [to be advised].; and

                           -   the removal and making good of the
                           proposed     roundabout     at     the
                           intersection  of Jones  Bay  Road  and
                           Foreshore  Road  as  detailed  in  the
                           final   CWDC  Design  dated   [to   be
                           advised].";

                   (R) in Part A of Schedule 2, after the words "Loose landscaping - ie. potted plants etc." where first appearing insert as a new paragraph the words and figures set out in the Schedule hereto; delete the words "Make good to be undertaken by the Lessee upon the expiration or sooner determination of this Sub-Lease" where first appearing; and delete the words "Loose landscaping - ie. potted plants etc. " where second appearing.

5.3   RATIFICATION AND CONFIRMATION OF COMPLIANCE DEED

      In all other respects the parties to the Compliance Deed ratify and confirm their respective obligations under the Compliance Deed.

6.    AMENDMENTS TO OTHER EXECUTE PROJECT DOCUMENTS

6.1   CCA CHARGE

      (a)   The  CCA Charge is amended by deleting from paragraph
            (b)   of   the  definition  of  "Obligations  Licence
            Condition" the words "in paragraph (a) of that definition".

      (b)   In  all  other respects the parties to the CCA Charge
            ratify   and  confirm  their  respective  obligations
            under the CCA Charge.

6.2   DEVELOPMENT AGREEMENT SIDE DEED

      (a) The Development Agreement Side Deed is amended as follows:

            (i)    in  clause  4.6B, delete the word  "Agent"  in
                   line    7   and   in   lieu
                   thereof insert "Authority";

            (ii) in clause 20.4, after the word "Authority" in line 1 of the final paragraph insert "or the Agent (as the case may be)";

            (iii)  delete  clause 25.5 and in lieu thereof insert
                   "25.5 - Not Used";

            (iv) in the heading to clause 28.2, delete "and the Authority";

            (v)    in  clause  33.4,  delete the words  "a  valid
                   operation  to the fullest extents in  lines  8
                   and 9 and in lieu thereof insert "as full and as valid an operation as possible; and

            (vi) in clause 36.1, delete the word "Construct" in line 5 and in lieu thereof insert the word
                   "Construction".

      (b)   In  all other respects the parties to the Development
            Agreement   Side  Deed  ratify  and   confirm   their
            respective    obligations   under   the   Development
            Agreement Side Deed.

7.    GUARANTORS' CONSENT AND RATIFICATION

      Each of LHL, SDC and SBI consents to the amendments to the Executed Project Documents in the manner set forth in clauses 5 and 6 and ratifies and confirms its respective obligations under the Leighton Guarantee and Showboat Guarantee respectively, in respect of each of such Executed Project Document as so amended.

8.    AMENDING PARTIES' CONSENT AND RATIFICATION

      To the extent that the consent of or approval by any Amending Party is required to the amendments to the Executed Project Documents in the manner set forth in clauses 5 and 6, under the terms of any Executed Project Document and/or any executed Application Documents to which it is a party, that consent is hereby given and each such Amending Party ratifies and confirms its obligations under each such Executed Project Document and/or executed Application Document, in respect of each of such deeds as so amended.

9.    GENERAL

      Any reference in any Transaction Document to any document amended by this Deed shall be read and construed and have force and effect as including the amendments thereto effected by this Deed.

10.   MISCELLANEOUS

      Clauses 7 and 8, 10 to 12, 13.2 and 14 to 32 inclusive of the Compliance Deed are hereby incorporated in this Deed as if expressly set out herein subject to the following:

      (a)   each  reference to the words Application Parties"  in
            clauses  8, 10, 11, 12, 13.2, 16, 17, 27, 28  and  30
            of the Compliance Deed shall be read and construed as a reference to "Amending Parties";

      (b)   references  to clauses within clause 8.2  and  clause
            1l.5(b) shall be read as references to clauses of the Compliance Deed;

      (c)   a  reference  to the Minister's Approval and  Consent
            Acknowledgement  includes a reference  to  the  First
            Supplementary   Minister's   Approval   and   Consent
            Acknowledgement;

      (d)   insert the words "SDC and SBI" after "SOC" in line  1
            of clause 17.3; and

      (e)   delete  the words "as set out in clause 9" from  line
            3 of clause 18.

                         SCHEDULE TO FAD

                    (Clause 5.2(g)(xxiii)(R))

"The expression "loose and limited fixed kitchen equipment" shall mean the following items:

Coolroom
Dry Store Shelving
Pallet Truck
High Pressure Watercleaners
Flat Bed Trolley
Shelving
Vegetable Processor
Vegetable Peeler
Planetary Mixer 40 Litre
Vertical Cutter/Mixer
Shelving
Utensil Rack
Trolley (General Purpose)
Ice Machine
Slicer
Chopping Block
Shelving
Utensil Rack
Trolley (General Purpose)
Spiral Mixer
Planetary Mixer 80 litre
Planetary Mixer 20 litre
Dough Divider Rounder
Dough Sheeter
Vertical Cutter Mixer
Chocolate Temperer
Chocolate Enrober
2 door Retarder Prover
2 door Upright Refrigerator
45 litre Kettle
Rotary Multideck Oven
Shelving
Utensil Rack
Trolley (Bake)
Combi Oven 10 tray
Combi Oven 20 tray
Mixer Kettle 150 litre
Kettle 150 litre
Kettle 45 litre
Bram Plan

Frying Suite
Vertical Cutter Mixer 60 litre
Blast Chiller
Chilling Trolley
Utensil Rack
Pot Wash Machine
High Pressure Water Cleaner
Dishwasher
Tray Lowerators
Soak Sinks
Silver Burnisher
Shelving
Utensil Racking
Shelving
Bain Marie Hot Display
Cold Well Display
Salad Bar
2 door Upright Refrigerator - Pass thru
Microwave Oven
Milk Dispenser
Soup Kettle
Water Chiller
Ice Dispenser
Pie Oven
Plater Lowerator (Unheated)
Plater Lowerator (Heated)
Holding Cabinets
2 door Upright Refrigerator
2 door Upright Freezer
Shelving
45 litre Kettle
Re-heat Ovens
Utensil Racks
Ice Flaker
Ice Cream Dispenser
Pasta Cookers
Sauce Kettles
Fryer
Rice Cooker
Milk Dispenser
Carvery Unit
Cook'n Hold Oven
Rice Cooker
Fryer
2 door Upright Refrigerator
2 door Upright Freezer
Shelving

Utensil Rack
Dishwasher
2 door Upright Refrigerator
Towel Warmer
Food Processor
Boiling Water Unit
Microwave
10 tray Combi Oven
Fryer
Kettle 45 litre
2 door Upright Freezer
Utensil Rack
Shelving
Dishwasher
2 door Upright Refrigerator
Food Processor
Boiling Water Unit
Microwave Oven
Shelving
Utensil Rack
2 door Upright Refrigerator
Ice Maker
Clam Shell Griddle
Frying Suite
Pressure Fryer
20 tray Combi Oven
Toaster
Soft Serve Machine
Shelving
Holding Cabinets
Boiling Water Unit
Microwave
2 door Upright Refrigerator
6 tray Combi Oven
Fryer
Shelving
2 door Upright Refrigerator
2 door Upright Freezer
Utensil Rack
Dishwasher
2 door Upright Refrigerator
Microwave
Mixer - 20 litre
Food Processor
Boiling Water Unit
Wine Racking
Towel Warmer

Juicer
2 door Upright Refrigerator
Shelving
Ice Maker
Blender
Glass Washer
2 door Upright Refrigerator
Shelving
Ice Maker
Blender
Glass Washer
2 door Upright Refrigerator
Shelving
Ice Maker
Blender
2 door Upright Refrigerator
Shelving
Ice Maker
Blender
Ice Maker
Shelving
Blenders
Ice Maker
Shelving
Blenders
Ice Maker
Shelving
Blenders
2 door Upright Refrigerator
2 door Upright Refrigerator
Ice Maker
2 door Upright Refrigerator
Shelving
Glass Washer
Blenders
2 Door Upright Refrigerator
Ice Maker
Blenders
Linen Shelving
Linen Bins
Linen Trolleys
Operating Supply Store Shelving
General Store Shelving
Lost and Found Store Shelving
Head Cleaners Store Shelving
Chemical Store Shelving
Conveyor Racking System

Shelving
Mobile Hanging Racks
Dirty Uniform Bins
Sewing Machine
Overlocker
Iron
Ironing Board
Compactor - Three Chamber (Recycling)

EXECUTED as a deed.

THE COMMON SEAL of                     )
NEW SOUTH WALES CASINO                 )
CONTROL AUTHORITY was hereunto         )
affixed in the presence of the Chief   )
Executive:                             )

/s/ Peter Shaw                                 /s/
(Signature of Witness)                         (Signature of
                                               Chief Executive)

Peter John Shaw                                (Name of Chief
(Name of Witness)                              Executive)


SIGNED SEALED AND DELIVERED for              )
and  on behalf of                            ) /s/ H. Gregory
SYDNEY HARBOUR CASINO PTY.                   ) Nasky
LIMITED, ACN 060 510 410 by                  ) (Signature)
Harold Gregory Nasky                         )
its Attorney under a Power of Attorney       )
dated 21 April 1994 and registered Book      )
4055 No. 578 and who declares that he has    )
not received any notice of the revocation of )
such Power of Attorney in the presence of:   )

/s/ Ian Johnston
(Signature of Witness)

Ian George Johnston
(Name of Witness in Full)

SIGNED SEALED AND DELIVERED for              )
and  on behalf of                            ) /s/ H. Gregory
SYDNEY HARBOUR CASINO                        ) Nasky
PROPERTIES PTY. LIMITED, ACN 050             ) (Signature)
045 120 by Harold Gregory Nasky its          )
Attorney under a Power of Attorney dated     )
21 April 1994 and registered Book 4055       )
No. 579 and who declares that he has not     )
received any notice of the revocation of     )
such Power of Attorney in the presence of:   )

/s/ Ian Johnston
(Signature of Witness)

Ian George Johnston
(Name of Witness in Full)

SIGNED SEALED AND DELIVERED for              ) /s/ H. Gregory
and on behalf of                             ) Nasky
SYDNEY HARBOUR CASINO                        ) (Signature)
HOLDINGS LIMITED, ACN 064 054 431            )
by Harold Gregory Nasky its Attorney under a )
Power of Attorney dated 21 April 1994 and    )
registered Book 4055 No. 577 and who         )
declares that he has not received any notice )
of the revocation of such Power of Attorney  )
in the presence of:                          )

/s/ Ian Johnston
(Signature of Witness)

Ian George Johnston
(Name of Witness in Full)

SIGNED SEALED AND DELIVERED for              ) /S/ H. Gregory
and on behalf of                             ) Nasky
SHOWBOAT AUSTRALIA PTY.                      ) (Signature)
LIMITED, ACN 061 299 625 by Harold           )
Gregory Nasky its Attorney under a Power     )
of Attorney dated 21 April 1994 and          )
registered Book 4055 No. 576 and             )
who declares that he has not received any    )
notice of the revocation of such Power of    )
Attorney in the presence of:                 )

/s/ Ian Johnston
(Signature of Witness)

Ian George Johnston
(Name of Witness in Full)

SIGNED SEALED AND DELIVERED for              )
and on behalf of                             ) /s/ B. Clark
LEIGHTON PROPERTIES PTY.                     ) (Signature)
LIMITED, ACN 001 046 395 by Barry William    )
Clark its Attorney under a Power of          )
Attorney dated 21 April 1994 and registered  )
Book 4055 No. 591 and who declares that      )
he has not received any notice of the        )
revocation of such Power of Attorney in the  )
presence of:                                 )

/s/ Lyril Leich
(Signature of Witness)

Lyril Anthony Leich
(Name of Witness in Full)

SIGNED SEALED AND DELIVERED for              )
and on behalf of                             ) /s/ R. Turchini
LEIGHTON CONTRACTORS PTY.                    ) (Signature)
LIMITED, ACN 000 893 667 by Richard Peter    )
Turchini its Attorney under a Power of       )
Attorney dated 21 April 1994 and registered  )
Book 4055 No. 570 and who declares that      )
he has not received any notice of the        )
revocation of such Power of Attorney in the  )
presence of:                                 )

/s/ T. Cooper
(Signature of Witness)

Terrence Cooper
(Name of Witness in Full)

SIGNED SEALED AND DELIVERED for              )
and on behalf of                             ) /s/ B. Clark
LEIGHTON HOLDINGS LIMITED                    ) (Signature)
ACN 004 482 982 by Barry William Clark its   )
Attorney under a Power of Attorney dated     )
21 April 1994 and registered Book 4055       )
No. 581 and who declares that he has not     )
received any notice of the revocation of     )
such Power of Attorney in the presence of:   )

/s/ Lyril Leich
(Signature of Witness)

Lyril Anthony Leich
(Name of Witness in Full)

SIGNED SEALED AND DELIVERED for              ) /s/ H. Gregory
and on behalf of                             ) Nasky
SYDNEY CASINO MANAGEMENT PTY.                ) (Signature)
LIMITED, ACN 060 462 053 by Harold Gregory   )
Nasky its Attorney under a Power of          )
Attorney dated 21 April 1994 and registered  )
Book 4055 No. 578 and who declares that      )
he has not received any notice of the        )
revocation of such Power of Attorney in the  )
presence of:                                 )

/s/ Ian Johnston
(Signature of Witness)

Ian George Johnston
(Name of Witness in Full)

SIGNED SEALED AND DELIVERED for              ) /s/ H. Gregory
and on behalf of                             ) Nasky
SHOWBOAT OPERATING COMPANY by                ) (Signature)
Harold Gregory Nasky its Attorney under a    )
Power of Attorney dated 29 September 1994    )
and registered Book      No.     and who     )
declares that he has not received any        )
notice of the revocation of such Power of    )
Attorney in the presence of:                 )

/s/ Ian Johnston
(Signature of Witness)

Ian George Johnston
(Name of Witness in Full)

SIGNED SEALED AND DELIVERED for              ) /s/ H. Gregory
and on behalf of                             ) Nasky
SHOWBOAT DEVELOPMENT                         ) (Signature)
CORPORATION by Harold Gregory Nasky its      )
Attorney under a Power of Attorney dated     )
29/9/94   and   registered    Book     No.   )
and who declares that he has not received    )
any notice of the revocation of such Power   )
of Attorney in the presence of:              )

/s/ Ian Johnston
(Signature of Witness)

Ian George Johnston
(Name of Witness in Full)

SIGNED SEALED AND DELIVERED for              ) /s/ H. Gregory
and on behalf of                             ) Nasky
SHOWBOAT INC. by Harold Gregory Nasky its    ) (Signature)
Attorney under a Power of Attorney dated     )
29 September 1994 and registered Book        )
No.      and who declares that he has not    )
received any notice of the revocation of     )
such Power of Attorney in the presence of:   )

/s/ Ian Johnston
(Signature of Witness)

Ian George Johnston
(Name of Witness in Full)

SIGNED SEALED AND DELIVERED for              )
and on behalf of                             ) /s/ R. C.
COMMONWEALTH BANK OF                         ) Fernandez
AUSTRALIA, ACN 123 123 124 by                ) (Signature)
Richard Fernandez its Attorney under a Power )
of Attorney dated 16 March 1994 and          )
registered Book 4050 No. 804 and who         )
declares that he has not received any notice )
of the revocation of such Power of Attorney  )
in the presence of:                          )

/s/
(Signature of Witness)

______________________________________________
(Name of Witness in Full)

                               SHC

                          EXHIBIT 1 TO

                       FIRST AMENDING DEED

               (PRELIMINARY SITE WORKS AGREEMENT)

                    - SYDNEY CASINO PROJECT -

                               SHC

            PRELIMINARY SITE PREPARATION, EXCAVATION
                 AND REMEDIATION WORKS CONTRACT

                              DATE:

            NEW SOUTH WALES CASINO CONTROL AUTHORITY

                            PRINCIPAL

          SYDNEY HARBOUR CASINO PROPERTIES PTY LIMITED

                              SHCP

                           CLAYTON UTZ
                    SOLICITORS AND ATTORNEYS
                     NO. 1 O'CONNELL STREET
                         SYDNEY NSW 2000
                       TEL: (02) 353 4000
                       FAX: (02) 251 7832
                       COPYRIGHT RESERVED

                        TABLE OF CONTENTS

CLAUSE                                                 PAGE

 1.   DEFINITIONS AND INTERPRETATION                     1

 1.1  DEFINITIONS                                        1
 1.2  INTERPRETATION                                     2
 1.3  BUSINESS DAYS                                      4
 1.4  UNDEFINED TERMS                                    4
 1.5  INCONSISTENCY                                      4
 1.6  ADDITIONAL RIGHTS TO ACT                           4

 2.   PRIMARY OBLIGATIONS                                4

 2.1  SHCP                                               4
 2.2  PRINCIPAL                                          5
 2.3  WARRANTIES                                         5
 2.4  SHCP TO BEAR ALL RISKS                             5

 3.   REPRESENTATIVES                                    6

 3.1  PRINCIPAL'S REPRESENTATIVE                         6
 3.2  SHCP REPRESENTATIVE                                6
 3.3  COMMUNICATIONS                                     6

 4.   INDEMNITIES AND INSURANCE                          6

 4.1  INDEMNITY BY SHCP                                  6
 4.2  INDEMNITY BY PRINCIPAL                             7
 4.3  INSURANCE                                          7

 5.   DESIGN AND DOCK                                    8

 5.1  DESIGN                                             8
 5.2  SHCP WARRANTIES                                    8
 5.3  INTELLECTUAL PRY RIGHTS                            8
 5.4  AUTHORITY REQUIREMENTS                             8

 6.   SITE AND CONTAMINANTS                              9

 6.1  ACCESS TO SHCP                                     9
 6.2  ACCESS TO PRINCIPAL                                9
 6.3  NOTIFICATION OF CONTAMINANTS                       9
 6.4  EXTENSION OF TIME 10
 6.5  VALUATION OF REMOVAL OF CONTAMINANTS              10

 7.   WORKS                                             10

                        TABLE OF CONTENTS

CLAUSE                                                 PAGE

 7.1  DESCRIPTION                                       10
 7.2  CODE OF PRACTICE                                  10
 7.3  SUBCONTRACTING                                    11
 7.4  SAFETY                                            11
 7.5  QUALITY                                           11
 7.6  TESTING                                           12
 7.7  VARIATIONS                                        12
 7.8  SURVEYOR'S REPORT                                 12
 7.9  WATER TABLE                                       12

 8    TIME                                              13

 8.1  TIME FOR COMPLETION                               13
 8.2  PROGRAM                                           13
 8.3  NOTICE OF DELAYS                                  14
 8.4  CLAIM FOR EXTENSION OF TIME                       14
 8.5  EXTENSION OF TIME                                 14
 8.6  DELAY COSTS                                       14

 9.   PAYMENT CERTIFICATES                              15

 9.1  CLAIMS                                            15
 9.2  CERTIFICATES                                      15
 9.3  PAYMENT                                           15
 9.4  RISE AND FALL                                     15
 9.5  POST LIOCNOE                                      16

10.   COMPLETION                                        16

10.1  COMPLETION CERTIFICATE                            16
10.2  EFFECT OF COMPLETION CERTIFICATE                  16
10.3  LIQUIDATED DAMAGES                                16

11.   TERMINATION                                       17

11.1  FAILURE TO GRANT LICENCE                          17
11.2  CONSEQUENCES OF TERMINATION                       17

12.   DISPUTE DETERMINATION                             17

12.1  DISPUTE DETERMINATION                             17

                        TABLE OF CONTENTS
CLAUSE                                                 PAGE

12.2  NOTICE OF DISPUTE                                 18
12.3  NOMINATION OF REPRESENTATIVE                      18
12.4  REPRESENTATIVES TO RESOLVE DISPUTE                18
12.5  APPOINTMENT OF INDEPENDENT CONSULTANT             18
12 6  DECISION FINAL AND BINDING                        19
12 7  TERMINATION OF DISPUTE RESOLUTION PROCESS         19
12.8  CONFIDENTIALITY                                   19
12.9  COSTS                                             20
12.10 FAILURE TO COMPLY                                 20

13.   EXPENSES AND STAMP DUTY                           20

13.1  EXPENSES                                          20
13.2  TAXES                                             20

14.   GENERAL                                           20

14.1  RIGHT OF SET-OFF                                  20
14.2  GOVERNING LAW AND JURISDICTION                    21
14.3  WAIVER                                            21
14.4  VARIATION OF CONTRACT                             21
14.5  THE PRINCIPAL MAY ACT                             21
14.6  NOTICES                                           21
14.7  INDEMNITY UNAFFECTED                              22
14.8  ASSIGNMENT                                        22
14.9 SEVERABILITY                                       23

SCHEDULE 1                                              23

SCHEDULE 2                                              29

SCHEDULE 3                                              29

SCHEDULE 4                                              34

SCHEDULE 5                                              35

SCHEDULE 6                                              36

SCHEDULE 7                                              37

                        FORMAL AGREEMENT

THIS AGREEMENT is made on                         1994

BETWEEN CASINO CONTROL AUTHORITY, a statutory corporation constituted by the Casino Control Act 1992 (NSW) ("ACT") on behalf of the State of New South Wales under section 142 of the Act, of Level 17, 309 Kent Street, Sydney, NSW 2000 ("PRINCIPAL")

AND            SYDNEY  HARBOUR  CASINO  PROPERTIES  PTY.  LIMITED
               (ACN 050 045 120) of Level 3, 472 Pacific Highway,
               St. Leonards  ("SHCP")

RECITALS

A. Sydney Harbour Casino Pty. Ltd. ("SHC") has been granted preferred applicant status by the Principal for the issue of a licence to operate a casino on the Site ("CASINO").

B. SHCP is a company associated with SHC and is the proposed lessee under a document titled Permanent Site Construction
      Lease as part of the bid of SHC pursuant to which SHC has been granted preferred applicant status.

C.    SHCP   has  entered  into  a  Development  Agreement   with
      Leighton   Properties  Pty.  Limited   ("LPPL")   for   the
      planning, design and construction of the Casino.

D.    SHCP  has  procured  LPPL  to  enter  into  a  Design   and
      Construction  Agreement  with  Leighton  Contractors   Pty.
      Limited ("LCPL") for the design and construction of the Casino.

E. Prior to the commencement of the construction of the Casino the Principal desires to have excavation works designed and constructed or caused to be designed and constructed by SHCP. A description of the excavation works is set out in Schedule 2 ("WORKS").

F.    SHCP   has   prepared  the  preliminary   design   ("DESIGN
      DOCUMENTS")  as  necessary in sufficient detail  to  enable
      SHCP  to provide a lump sum price being the Contract Price.
      The Design Documents are listed in Schedule 4.

G. SHCP agrees to undertake, or cause to be undertaken, further design work in sufficient detail so as to assist the Principal obtain the Development Consent necessary to carry out the Works in accordance with this Contract, for which SHCP has caused LPPL to enter into a contract with LCPL for the design and construction of the Works.

H. SHCP has procured LCPL to engage Dames and Moore of 41 McLaren Street, North Sydney, NSW, 2060 (the "ENVIRONMENTAL ENGINEER") to provide consultancy services in relation to the identification of Contaminants which may be encountered during the execution of the Works, their removal and disposal and complying with the applicable requirements.

I. SHCP warrants that the carrying out of the Works (in accordance with the Contract) will reasonably meet the requirements of the Principal as set out in the Design
      Documents.

OPERATIVE

1. The Principal and SHCP promise to perform their respective obligations under the Contract.

2.    The "Contract" means:

      (a)   this Formal Agreement;

      (b)   the  Conditions  of Contract annexed to  this  Formal
            Agreement;

      (c) all Schedules and other documents annexed to this Formal Agreement; and

      (d)   the Design Documents.

SIGNED as an agreement.

THE COMMON SEAL of                          )
CASINO CONTROL AUTHORITY was                )
duly affixed in accordance with section 152 )
of the Act by the Chief Executive:          )

_____________________________________________
Lindsay Le Compte
Chief Executive
Casino Control Authority

THE COMMON SEAL of                          )
SYDNEY HARBOUR CASINO                       )
PROPERTIES PTY LIMITED was                  )
affixed by the authority of the Board of    )
Directors in the presence of:               )

_________________________________      __________________________
(Signature of Secretary/Director)      (Signature of Director)

___________________________________    __________________________
Name of Secretary/Director in Full)    (Name of Director in Full)

                     CONDITIONS OF CONTRACT

1.    DEFINITIONS AND INTERPRETATION

1.1   DEFINITIONS

      In the Contract unless the Contract otherwise requires:

      "ACT" means Casino Control Act 1992 (NSW);

      "ACTIVITIES" means all things or tasks which are necessary for SHCP to do, or cause to be done, to comply with its Contract obligations;

      "AWARD DATE" means the date the Formal Agreement, to which these Conditions of Contract are attached, has been signed by the Principal and SHCP;

      "BUSINESS  DAY"  means  any day,  other  than  a  Saturday,
      Sunday   or   public  holiday  recognised  in  Sydney   and
      generally throughout the State of New South Wales;

      "COMPLETION" means the stage when:

      (a) the Works are complete except for minor omissions or defects; and

      (b) SHCP has done, or caused to be done, everything the Contract requires it to do before Completion;

      "COMPLIANCE DEED" means the deed so entitled dated on or about 22 April 1994 made between the Principal, SHC and others;

      "CONTAMINANTS" means any substance or material defined as "CONTAMINATED MATERIAL" in the Work Plan;

      "CONTRACT  PARTICULARS" means the particulars  in  Schedule
      1;

      "CONTRACT  PRICE"  means  the  amount  specified   in   the
      Contract  Particulars as adjusted under  clauses  7.7,  7.9 and 9.4;

      "DATE FOR COMPLETION" means the period specified in the Contract Particulars as adjusted under these Conditions of Contract;

      "DESIGN  DOCUMENTS" means the documents listed in  Schedule
      4;

      "DEVELOPMENT  CONSENT" means the consent required  for  the
      Works   and   for  which  the  Principal  has   lodged   an
      application with the relevant authority;

      "ENVIRONMENT" includes all aspects of the surroundings of human beings including, without limitation:

      (i) the physical characteristics of those surroundings such as the land, the

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                                 2

            waters and the atmosphere;

      (ii) the biological characteristics of those surroundings such as the animals, plants and other forms of life;
            and

      (iii) the aesthetic characteristics of those surroundings such as their appearance, sounds, smells, tastes and textures;

      "ENVIRONMENTAL LAWS" means laws current from time to time for protection of the Environment against contamination or pollution of air or water, soil or ground water, the ozone layer or public health by chemicals, pesticides, hazardous substances, hazardous wastes, dangerous goods, environmental hazards, or noxious trades and enforcement or administration of any of those laws (whether that law arises under statute or pursuant to any notice, decree, order or directive of any governmental entity);

      "FIRST   SUPPLEMENTARY  MINISTER'S  APPROVAL  AND   CONSENT
      ACKNOWLEDGEMENT" has the same meaning as in the  Compliance
      Deed;

      "LICENCE" means the licence to operate a casino pursuant to section 18(1) of the Act;

      "MINISTER"    means    the   Minister    responsible    for
      administering the Act;

      "PERMANENT  SITE  CONSTRUCTION  LEASE"  means   the   lease
      between the Principal and SHCP which forms Exhibit 33 to the Compliance Deed, as amended by agreement between the parties to that lease;

      "PRINCIPAL'S REPRESENTATIVE" means the person nominated in the Contract Particulars;

      "SITE" means the Site defined in the Contract Particulars;

      "TAXES" has the same meaning as in the Compliance Deed;

      "VARIATION" means any change, including omissions, to the Works, excluding however any work performed by SHCP to deal with Contaminants in accordance with the Work Plan;

      "WORK PLAN" means the document in Schedule 3; and

      "WORKS" means works described in Schedule 2, including any Variations.

1.2   INTERPRETATION

In this Contract unless the contrary intention appears:

      (a) a reference to this Contract, or to any other deed, agreement, document or instrument includes this Contract or that other deed, agreement, document or instrument as amended, supplemented, novated, replaced or varied from time to time;

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                                 3

      (b) a reference to a person includes a reference to an individual, firm, company, corporation, body corporate, statutory body, body politic, trust, partnership, joint venture, association whether incorporated or unincorporated or an authority as the case may be;

      (c) a reference to a person or to any party to this Contract includes a reference to that person's or party's executors, administrators, successors, permitted substitutes and permitted assigns (including any person taking by way of novation);

      (d)   a  reference  to a clause or Schedule is a  reference
            to   a  clause  or  Schedule  of  this  Contract  and
            Schedules form part of this Contract as if expressly set out in the body of this Contract;

      (e) a reference to the singular includes a reference to the plural and vice versa and words denoting a given gender shall include all other genders;

      (f) headings are for convenience only and shall not affect interpretation;

      (g) where any word or phrase is given a defined meaning any other part of speech or other grammatical form in respect of such word or part of speech has a corresponding meaning;

      (h) a reference to any legislation, statute, ordinance, code or other law or to any section or provision thereof includes all ordinances, by-laws, regulations, rules, rulings and directions and other statutory instruments issued thereunder and any modifications, consolidations, re-enactments, replacements and substitutions of any of them;

      (i) a reference to any monetary amount or payment to be made hereunder is a reference to an Australian dollar amount or payment in Australian dollars as the case may require;

      (j)   where  a  reference is made to any body or  authority
            which has ceased to exist, such reference shall be deemed a reference to the body or authority as then serves substantially the same objects as that body or authority and any reference to the president or secretary-general of such body or authority shall in the absence of a president or secretary-general be read as a reference to the senior officer for the time being of the body or authority and/or such other person fulfilling the relevant duties of president or secretary-general;

      (k) unless otherwise specified, all payments by SHCP to the Principal must be made in immediately available and cleared funds before 2 pm on the due date for payment; and

      (1) the contra proferentem rule will not apply to the interpretation of the

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                                 4

            Contract.

1.3   BUSINESS DAYS

      Where an act, matter or thing required to be done by this Contract falls to be done on a day which is not a Business Day that act, matter or thing must be done on the preceding day which is a Business Day except in the case of payments due on demand, which may be made on the next following Business Day.

1.4   UNDEFINED TERMS

      A word or phrase used in this Contract which is not defined in this Contract shall have the same meaning as in the Act.

1.5   INCONSISTENCY

      To the extent of any inconsistency or conflict between the terms of this Contract and the Act or the Compliance Deed:

      (a) the Act shall prevail over this Contract and the Compliance Deed; and

      (b)   the   Compliance   Deed  shall  prevail   over   this
            Contract.

1.6   ADDITIONAL RIGHTS TO ACT

      The rights and obligations of the parties under this Contract are in addition and without prejudice to their respective rights and obligations under the Act.

2.    PRIMARY OBLIGATIONS

2.1   SHCP

      SHCP must:

      (a) subject to paragraph (b), immediately commence to perform, or cause to be performed, the Activities in accordance with the Work Plan;

      (b) commence, or cause to be commenced, the Works on Site by no later than the date set out in the Contract Particulars.

      SHCP may perform any of its obligations under this Contract including (without limitation) obligations to give notices to the Principal, provide information or documentary evidence or seek extensions of time by causing LPPL or LCPL to do so on its behalf. This will not release SHCP from its obligation to comply with the Contract.

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                                 5

2.2   PRINCIPAL

      Subject  to  clauses 9.5 and 14.1, the Principal  must  pay
      SHCP  the Contract Price and any amounts due under  clauses
      6.5 and 7.6.

2.3   WARRANTIES

      (a) The Principal warrants that it has full power and authority to enter into, execute and comply with this Contract on behalf of the State of New South Wales and that, pursuant to sections 142(1) and 142(2) of the Act, the Minister has approved of both the Principal entering into this Contract and its terms as evidenced by the First Supplementary Minister's Approval and Consent Acknowledgement.

      (b)   SHCP   represents  and  warrants  to  and  with   the
            Principal in the terms set out in Schedule 7.

2.4   SHCP TO BEAR ALL RISKS

      SHCP  acknowledges  that  other than  where  it  encounters
      Contaminants it will bear the entire risk of the scope of work involved in discharging its Contract obligations being greater than anticipated.

      This will include (without limitation):

      (a)   complying  with  all  conditions of  the  Development
            Consent;

      (b) complying with the requirements of all authorities in respect of the Activities;

      (c) site demobilisation if the Contract is terminated under clause 11.1;

      (d)   transportation  haulage distances  to  the  Nominated
            Fill Sites (as defined in the Work Plan) being greater than anticipated;

      (e) the depth of the concrete foundations being greater than anticipated;

      (f) the reinforcement content of the footings being greater than anticipated;

      (g) removing all structural steel items found to be embedded in concrete footings;

      (h)   rock being found to be harder than anticipated;

      (i) rock faults being found to be more severe than anticipated;

      (j) stabilising the existing boundary retaining walls if this proves necessary; and

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                                 6

      (k)   underpinning  or  repairing adjacent buildings  where
            these   are  found  to  be  vulnerable  to  vibration
            induced damage arising from or in connection with the Works.

3.    REPRESENTATIVES

3.1   PRINCIPAL'S REPRESENTATIVE

      SHCP  must comply with any directions which the Principal's
      Representative is empowered to give under the Contract.

3.2   SHCP REPRESENTATIVE

      SHCP  must  give  notice  in  writing  to  the  Principal's
      Representative nominating a person as its representative.

      A direction will be deemed to be given to SHCP if it is given to this person.

3.3   COMMUNICATIONS

      All communications between the Principal and SHCP must be in writing, or if oral, must be confirmed in writing within 10 days.

4.    INDEMNITIES AND INSURANCE

4.1   INDEMNITY BY SHCP

      Subject to clause 4.2, SHCP must indemnify the Principal against:

      (a) loss of or damage to property of the Principal, including the existing property described in the Contract Particulars but excluding property to be demolished under the Contract, arising out of or in connection with the carrying out of the Activities;

      (b) claims by or liability to any person in respect of personal injury or death or loss of or damage to any property arising out of or in connection with the carrying out of the Activities; and

      (c) all damages, suits, claims, penalties, losses, liabilities and expenses (including, without limitation, all engineering, accounting, legal and other expenses) which may be imposed upon or incurred by or asserted against the Principal by any other person (including, without limitation, any governmental entity, land owner, employee, independent contract, invitee or any other person) arising out of or in connection with any negligence by SHCP, LPPL or LCPL in the carrying out of the Activities or the Works or any breach of the
            Contract   by  SHCP.

      SHCP's  liability  under  this  indemnity  is   limited  to
      $50,000,000 for each and every event which gives rise to a liability under this indemnity.

4.2   INDEMNITY BY PRINCIPAL

      Subject to the next paragraph the Principal will indemnify and keep indemnified SHCP harmless from and in respect of any and all damages, suits, claims, penalties, losses, liabilities and expenses (including, without limitation, all engineering, accounting, legal and other expenses) which may be imposed upon or incurred by or asserted against SHCP within the period of twenty-five (25) years from the date of the Contract by any other person (including, without limitation, any governmental entity, land owner, employee, independent contractor, invitee or any other person) arising out of or in connection with any contamination, pollution, material degradation or material harm to the Environment or any breach of Environmental
      Laws arising from the carrying out of the Activities or the Works.

      The indemnity in the previous paragraph will not apply to the extent that such damages, suits, claims, penalties, losses, liabilities and expenses arise out of any negligence by SHCP, LPPL or LCPL in the carrying out of the Activities or the Works or from a breach of the Contract by SHCP.

4.3   INSURANCE

      SHCP must:

      (a) prior to commencing any Activities on Site effect, or cause to be effected, the insurance referred to in the Contract Particulars for the events and in the amounts referred to in the Contract Particulars from insurers and on terms satisfactory to the Principal;

      (b) prior to commencing any Activities on Site provide the Principal with such evidence of the required insurance as the Principal may require; and

      (c) maintain, or cause to be maintained, this insurance until:

            (i) in the case of professional indemnity, six years from the earlier of:

                    (A)    the date of Completion; or

                    (B)    termination  of  the  Contract   under
                           clause 11; and

            (ii)    in  the   case   of  insurance   other   than
                    professional indemnity, the earlier of:

                    (A)    the     issue    of    a    Completion
                           certificate; or

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                                 8

                    (B)    6  months after the termination of the
                           Contract under clause 11.

5.    DESIGN AND DOCK

5.1   DESIGN

      SHCP must design, or cause to be designed, such parts of the Works as may be required to enable it to perform, or cause to be performed, its Contract obligations.

5.2   SHCP WARRANTIES

      SHCP warrants that:

      (a) the Design Documents are fit for their intended purpose; and

      (b) any further design required to enable it to perform, or cause to be performed, its Contract obligations will be fit for its purpose.

5.3   INTELLECTUAL PROPERTY RIGHTS

      SHCP:

      (a) assigns to the Principal the entire copyright and all other rights of a similar nature in the Design
            Documents and any other designs prepared, or caused to be prepared, by it under clause 5.1; and

      (b) indemnifies the Principal against any claim or liability in respect of any infringement of any patent, registered design, copyright or similar protected right by any of the Design Documents or other designs prepared, or caused to be prepared, by it under clause 5.1.

5.4   AUTHORITY REQUIREMENTS

      SHCP must:

      (a) unless otherwise specified, comply with, or cause to be complied with, the requirements of all authorities and applicable laws, statutes and regulations and requirements made under them, give all notices and pay all fees necessary to perform its Contract obligations;

      (b) assist the Principal obtain. the Development Consent and apply for, and use its best endeavours to obtain and once obtained, give the Principal copies of, all other licences, permits, consents, approvals, determinations and permissions required to perform the Activities; and

      (c)   subject  to clause 6.5, at its cost comply  with  the
            Development   Consent  and
            all licences, permits, consents, approvals, determinations and permissions obtained from
            authorities  in  respect   of   the Activities.

      The parties acknowledge that:

      (d) subject to paragraph (e), SHCP's obligations under this clause will be the same as they would have been if the Principal was a private individual and not an instrumentality, statutory corporation or agent of the State of New South Wales; and

      (e) SHCP need not obtain a building approval pursuant to the Local Government Act 1993 in respect of the Works.

      The Principal  will indemnify SHCP against  the  reasonable legal costs incurred by SHCP, LPPL or LCPL arising  out  of
      any  challenges  to  or  proceedings  in  respect  of   the
      Development Consent.

6.    SITE AND CONTAMINANTS

6.1   ACCESS TO SHCP

      Subject to clause 6.2, the Principal will provide SHCP with immediate access to the Site.

6.2   ACCESS TO PRINCIPAL

      SHCP must provide, or cause to be provided, the Principal and the Principal's Representative with:

      (a) unrestricted access to the Site and to all areas where Activities are being undertaken; and

      (b) such facilities, (including, without limitation reasonable site accommodation) as the Principal and the Principal's Representatives may require to supervise, examine and test the work or materials.

6.3   Notification of Contaminants

      If during the execution of the Activities SHCP, LPPL or LCPL discover a Contaminant, SHCP must:

      (a) give, or cause to be given, written notice to the Principal's Representative; and

      (b) proceed to deal with the Contaminant in accordance with the Work Plan.

      If required by the Principal's Representative, SHCP must provide to the Principal's

      Representative a statement in writing specifying:

      (c)   the nature and type of Contaminants encountered;

      (d) the time it is anticipated will be required to deal with the Contaminants and the expected delay in achieving Completion;

      (e) the measures it proposes to take to dispose of the Contaminants, SHCP's estimate of the quantity of Contaminants and of the cost of the measures it proposes to take to dispose of the Contaminants; and

      (f)   other  details reasonably required by the Principal's
            Representative.

6.4   EXTENSION OF TIME

      Delay caused by a Contaminant may justify an extension of time under clause 8.5.

6.5   VALUATION OF REMOVAL OF CONTAMINANTS

      The Principal must pay SHCP the extra costs incurred by it as a result of discovery and disposing of Contaminants. Such extra costs will be calculated using the rates or prices in Schedule 5 and the quantities measured in accordance with the Work Plan.

7.    WORKS

7.1   DESCRIPTION

      SHCP must perform, or cause to be performed, the Works in accordance with:

      (a)   the Design Documents;

      (b)   the Work Plan;

      (c)   any further designs prepared by it under clause 5.1;

      (d) the requirements of all authorities, applicable laws, statutes and regulations (and requirements made under them) and all licences, permits, consents, approvals, determinations and permissions obtained in respect of the Activities, including (without limitation) the Development Consent; and

      (e) any directions the Principal's Representative may be empowered to give under the Contract.

7.2   CODE OF PRACTICE

      SHCP must comply with and must ensure that LPPL, LCPL and all subcontractors, suppliers and consultants engaged by LCPL comply with the provisions of the New

      South  Wales  Government   Code   of   Practice   for   the
      Construction Industry.

7.3   SUBCONTRACTING

      SHCP  may subcontract any part of the Activities. SHCP will
      remain   fully  responsible  for  the  Activities   despite
      subcontracting any part of the Activities.

7.4   SAFETY

      SHCP must:

      (a) prior to commencing, or causing the commencement of, any Activities on Site provide the Principal's Representative with an Occupational Health and Safety Plan in accordance with the Occupational Health and Safety Act 1983;

      (b) perform the Activities safely and so as to protect persons and property; and

      (c) upon Completion or the sooner termination of this Contract leave the Site and the Works in a clean and safe condition.

      If SHCP fails to comply with its Contract obligations and due to such failure the Principal's Representative reasonably considers there is a risk of injury to people or damage to property arising from the Activities, he or she may direct SHCP to appropriately change, or cause to be appropriately changed, the manner of working or to cease working.

      If the Principal's Representative directs SHCP to cease working, SHCP may recommence working when it is in a position to comply with its Contract obligations.

7.5   QUALITY

      SHCP must use, or cause to be used, good quality plant and materials and ensure all workmanship is of a proper standard.

      SHCP must implement, or cause to be implemented, the quality assurance system specified in the Work Plan.

      SHCP  will  not  be  relieved  from  any  of  its  Contract
      obligations  arising  from  compliance  with  the   quality
      assurance requirements of the Contract.

7.6   TESTING

      SHCP must carry out, or cause to be carried out, all tests described in Schedule 2 or directed by the Principal's Representative. The cost of carrying out the tests described in Schedule 2 is deemed to be included in the Contract Price.

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                                 12

      The  reasonable  costs  of carrying  out  all  other  tests
      directed   by  the  Principal's  Representative   will   be
      assessed,   subject  to  clause  12,  by  the   Principal's
      Representative and be paid by the Principal to SHCP.

7.7   VARIATIONS

      The Principal's Representative may direct SHCP to carry out a Variation by a written document titled "Variation
      Order" and:

      (a)   no Variation will vitiate the Contract, and

      (b)   SHCP must carry out all Variations so directed.

      The  Contract Price will be adjusted for the value  of  all
      Variations by:

      (c) where clause 7.9 applies, the amount determined under that clause;

      (d) any rates or prices in the Contract which may be applicable to the Variation; or

      (e)   a  reasonable amount to be agreed between the parties
            or,   in   default  of  such  agreement,  determined,
            subject    to   clause   12,   by   the   Principal's
            Representative.

      If without receiving a "Variation Order" directing a Variation from the Principal's Representative, SHCP carries out more work than required by this Contract including (without limitation) excavating the works to a lower depth than required by the Design Documents, this will be performed by it at its risk and will not constitute a Variation nor otherwise entitle SHCP to an adjustment of the Contract Price or payment on any other basis.

7.8   SURVEYOR'S REPORT

      The parties acknowledge that the certificate in Schedule  6 accurately sets out the levels on Site at the date of this Contract.

      Prior to Completion SHCP must provide, or cause to be provided, the Principal's Representative with a Certificate from a licensed surveyor stating that the Works have been completed to the levels required by the Contract.

7.9   WATER TABLE

      If the natural water table level is found at a higher level than the finished excavation levels shown by the Design Documents either the Principal or SHCP may by notice in writing to the other elect to terminate the excavation at the natural water table level.

      If either party elects to terminate the excavation at the natural water table level in accordance with the preceding paragraph then:

      (a) this will be deemed to be a Variation which omits all work contemplated by the Contract below such level; and

      (b) the Contract Price will be reduced by deducting an amount determined as follows:

                                         X
                         $4,806,610.00 x _
                                         Y

      Where:

      X =   the  quantities  of  excavated material  between  the
            natural   water   table  level   and   the   finished
            excavation levels shown by the Design Documents; and

      Y = the quantities of excavated material between the existing natural surface level and the finished excavation levels shown by the Design Documents.

8.    TIME

8.1   TIME FOR COMPLETION

      SHCP must achieve, or cause the achievement of, Completion by the Date for Completion.

8.2   PROGRAM

      SHCP  must  within  14  days of the  Award  Date  submit  a
      program    of    the   Activities   to   the    Principal's
      Representative.

      This program must set out:

      (a)   the proposed method of working;

      (b)   a project calendar containing the working days;

      (c)   the interrelationship between Activities; and

      (d) the sequencing of Activities which constitute the critical path or paths.

8.3   NOTICE OF DELAYS

      Upon  it  becoming evident to SHCP that Completion  of  the
      Works  is  likely  to  be  delayed  beyond  the  Date   for
      Completion SHCP shall forthwith notify, or cause to be notified, the Principal.

8.4   CLAIM FOR EXTENSION OF TIME

      SHCP may claim an extension of time if SHCP:

      (a) is or will be delayed in achieving, or causing the achievement of, Completion of the Works by an event described in the Contract Particulars not arising from or due to or substantially contributed to by any neglect, default or misconduct by SHCP, LPPL or LCPL; and

      (b) has taken all proper and reasonable steps both to preclude the occurrence of the cause of the delay and to avoid or minimise the effects or consequences of the cause of the delay.

      To claim an extension of time SHCP must submit a claim to the Principal's Representative for an extension to the Date for Completion within 21 days of the commencement of the delay setting out the cause of delay and stating the period by which it requires the Date for Completion to be extended.

8.5   EXTENSION OF TIME

      The Date for Completion will be extended:

      (a) where SHCP has made a claim in accordance with clause 8.4 and SHCP will be delayed in achieving, or causing the achievement of, Completion, by a reasonable period determined by the Principal's Representative and notified to the parties within 14 days after the later of SHCP's notice under clause
            8.4 or the end of the effects of the delay; and

      (b) by any period specified in a notice to SHCP by the Principal's Representative who may by such a notice for any reason whatsoever unilaterally extend the Date for Completion.

8.6   DELAY COSTS

      The rates and prices set out in Schedule 5 are deemed to include and the Principal will not otherwise be liable for any costs, losses and damages suffered or incurred by SHCP in performing or procuring performance of the Activities, including (without limitation) those arising out of or in connection with delays to the Activities, arising from:

      (a)   the    discovery   of   Contaminants   or   potential
            Contaminants   in  material
            excavated or to be excavated as part of the Works; or

      (b)   the  requirement to comply with this Contract and the
            Work  Plan  in dealing with Contaminants or potential
            Contaminants   in  material  excavated   or   to   be
            excavated as part of the Works.

9.    PAYMENT CERTIFICATES

9.1   CLAIMS

      Prior to the issue of the Licence to SHC, SHCP must give the Principal's Representative claims for payment:

      (a) at the times stated in the Contract Particulars and upon the issue of the Licence to SHC;

      (b)   in   the   format   required   by   the   Principal's
            Representative; and

      (c) which provides the evidence reasonably required by the Principal's Representative of the amount claimed, including (without limitation) all relevant details and particulars relating to the amount (if any) claimed under clauses 6.5 and 7.6.

9.2   CERTIFICATES

      The Principal's Representative must within the time period stated in the Contract Particulars of receipt of a payment claim under clause 9.1 give SHCP and the Principal a payment certificate from the Principal's Representative which:

      (a) certifies the value of work completed in accordance with the Contract; and

      (b) states the reasons for any difference in the amount certified as then payable from the amount SHCP claimed.

9.3   PAYMENT

      Subject to clauses 9.5, 12 and 14.1, the Principal must pay SHCP the amount certified in each payment certificate within the time stated in the Contract Particulars. The Principal will, unless otherwise instructed in writing by SHCP, make payments due under this clause direct to LCPL. Payments made to LCPL under this clause will be a good and valid discharge of the Principal's obligation to pay SHCP the amount due under this clause.

9.4   RISE AND FALL

      If  Development Consent for the works has not issued by  31
      August 1994 the Contract Price will be adjusted in the same relation as the Contract Price bears to the Consumer

      Price Index at 30 June 1994 as it bears to that index for the quarter immediately preceding the date when Completion has occurred. For the purposes of this clause "Consumer Price Index" means the all groups Consumer Price Index for the City of Sydney compiled by the Australian Bureau of Statistics for the weighted average of the eight capital cities of Australia or any index which is substituted for that Index.

9.5   POST LICENCE

      After the grant of the Licence to SHC, this Contract will automatically terminate and subject to clause 14.7:

      (a)   the  Principal will not be liable for and  SHCP  will
            no  longer  have  an entitlement to  payment  of  the
            balance   of  the  Contract  Price  or  any   amounts
            payable under clauses 6.5 or 7.6; and

      (b) SHCP releases the Principal from any claim which it otherwise would have against the Principal under this Contract to payment of the balance of the Contract Price or any amounts payable under clauses
            6.5 or 7.6.

10.   COMPLETION

10.1  COMPLETION CERTIFICATE

      SHCP must notify the Principal's Representative in writing 7 days prior to when it expects to achieve Completion. The Principal's Representative must promptly and in any event no later than 7 days after receipt of SHCP's written notice inspect the Works and, if satisfied that Completion has been achieved, issue a Completion certificate stating the date Completion was reached.

      If  any minor omissions or defects exist in the Works  upon
      Completion   SHCP  must,  within  a  reasonable   time   of
      Completion,   remedy,  or  cause  to  be  remedied,   these
      omissions or defects.

10.2  EFFECT OF COMPLETION CERTIFICATE

      A Completion certificate is not approval by the Principal of SHCP's performance of its Contract obligations.

10.3  LIQUIDATED DAMAGES

      If SHCP does not reach, or cause to be reached, Completion by the Date for Completion, it must pay liquidated damages at the rate in the Contract Particulars for every day after the Date for Completion until it reaches Completion or the Contract is terminated, whichever is first. This amount is an agreed genuine pre-estimate of the Principal's damages if Completion occurs after the Date for Completion.

      The Principal may deduct liquidated damages from any payment claim SHCP makes or from any security it holds.

11.   TERMINATION

11.1  FAILURE TO GRANT LICENCE

      If the Compliance Deed terminates for any reason other than because SHC has been granted the Licence, this Contract will automatically terminate.

11.2  CONSEQUENCES OF TERMINATION

      If the Contract is terminated under clause 11.1 the Principal's liability to SHCP will be limited to paying SHCP within 30 days of the date of termination the following amounts, less payments already made to SHCP under clause 9.3:

      (a)   any amount payable under clause 6.5 and clause 7.6;

      (b) in respect of Variations, the value of work undertaken as at the date of termination in accordance with the Contract and the cost of services, goods or materials properly ordered for Variations for which SHCP has paid or for which SHCP is legally bound to pay and on such payment by the Principal such goods or materials will become the property of the Principal;

      (c)   the amount determined by the following formula:

                                         X
                        Contract Price x _
                                         Y

            Where:

            X        =        the   quantities    of    excavated
                              material   between  the    existing
                              natural surface level and the level
                              at which the Site is  at  upon  the
                              date of termination; and

            Y        =        the    quantities   of    excavated
                              material  between    the   existing
                              natural  surface   level  and   the
                              finished  excavation   levels shown
                              by the Design Documents; and

      (d) any other amounts payable under the provisions of this Contract.

12.   DISPUTE DETERMINATION

12.1  DISPUTE DETERMINATION

      A party must not commence or maintain any action or court proceedings (except proceedings seeking interlocutory relief) in respect of a dispute or difference as to any matter relating to or arising under or in connection with this Contract or the Activities ("Dispute") unless it has complied with this clause.

12.2  NOTICE OF DISPUTE

      A party claiming that a Dispute has arisen must notify the other party in writing giving details of the Dispute.

12.3  NOMINATION OF REPRESENTATIVE

      Within  5  days after a notice is given under clause  12.2, each  party  must  nominate  in  writing  a  representative
      authorised   to   settle   the  Dispute   on   its   behalf
      ("Representative").

12.4  REPRESENTATIVES TO RESOLVE DISPUTE

      During the period of 14 days after a notice is given under clause 12.2 (or any longer period agreed between the parties), each party must ensure that its Representative uses his or her best endeavours, with the other Representative, to:

      (a)   resolve the Dispute; or

      (b)   agree  on  a  process to resolve the Dispute  without
            court   proceedings  (including  without   limitation
            mediation,   conciliation,  executive  appraisal   or
            independent expert determination) including:

            (i)   the   involvement  of  any  dispute  resolution
                  organisation;
            (ii) the selection and payment of a third party to be engaged by the parties to assist in negotiating a resolution of the Dispute without making a decision that is binding on a party unless that party's Representative has so agreed in writing;
            (iii) any procedural rules;
            (iv) the timetable, including any exchange of relevant information and documents; and
            (v)   the place where meetings will be held.

12.5  APPOINTMENT OF INDEPENDENT CONSULTANT

      If, within the period specified in clause 12.4, the Representatives have not resolved the Dispute or agreed upon a process to resolve the Dispute, the parties may, within 10 days after expiry of that period, agree to appoint a person, who is of good repute and is an expert in the area relevant to the Dispute, to perform the following functions, which the parties authorise the person to do:

      (a) act as an independent consultant for the purpose of resolving the Dispute, as an expert and not as an arbitrator;

      (b)   establish  the procedures for identifying the  issues
            relating  to the Dispute and the contentions  of  the
            parties,   in   accordance  with  considerations   of
            procedural fairness;

      (c) make a written, reasoned decision to resolve the Dispute; and

      (d) decide how the independent consultant's fees should be paid by the parties.

      If the parties cannot agree, within that 10 day period, on the appointment of an independent consultant, the parties must request the Secretary General of the Australian Commercial Disputes Centre Limited to appoint that person.

12.6  DECISION FINAL AND BINDING

      A decision by the independent consultant under clause 12.5 will be final and binding on the parties. However, a party is entitled to take court proceedings to appeal that decision on a question of law.

12.7  TERMINATION OF DISPUTE RESOLUTION PROCESS

      If, by the expiry of the period specified in clause 12.5:

      (a)   the Dispute has not been resolved;

      (b)   no process has been agreed under clause 12.4; and

      (c)   no  request has been made under clause 12.5,

      then a party that  has complied with clauses 12.2  to  12.4 may terminate the dispute resolution process by giving notice to the other party, and then clause 12.1 will no longer operate in relation to the Dispute.

12.8  CONFIDENTIALITY

      Each party must:

      (a) keep confidential all confidential information and confidential communications made by a Representative under this clause; and

      (b) not use or disclose that confidential information or those confidential communications except to attempt to resolve the Dispute.

      Nothing  in  this sub-clause will affect the  admissibility into  evidence  in  any  court or arbitral  proceedings  of
      extrinsic   evidence   of  facts  which,   but   for   this
      sub-clause, would be admissible in evidence.

12.9  COSTS

      Each party must bear its own costs of resolving a Dispute under this clause.

12.10 FAILURE TO COMPLY

      If  a  party does not comply with any provision of  clauses
      12.2 to 12.4 or, if applicable, clause 12.5 and any procedural requirements established under clause 12.5, then the other party will not be bound by those sub-clauses in relation to the Dispute.

13.   EXPENSES AND STAMP DUTY

13.1  EXPENSES

      SHCP must on demand reimburse the Principal for and keep the Principal indemnified against all expenses, including all legal fees, costs and disbursements on a solicitor/own client basis and without the need for taxation, incurred by the Principal in connection with the enforcement or attempted enforcement of any rights under this Contract which it may have by reason of a default by SHCP, including without limitation any expenses incurred in the evaluation of any matter of material concern to the Principal.

13.2  TAXES

      SHCP must:

      (a) pay all stamp duties, registration and similar Taxes, including fines and penalties, financial institutions duty and federal debits tax in connection with the execution, delivery, performance, enforcement or attempted enforcement of this Contract or any payment or other transaction under or contemplated in this Contract; and

      (b) indemnify and keep indemnified the Principal against any loss or liability incurred or suffered by it as a result of the delay or failure by SHCP to pay
            Taxes.

14.   GENERAL

14.1  RIGHT OF SET-OFF

      The  Principal may deduct from moneys otherwise due to SHCP
      any   debt  due  from  SHCP  to  the  Principal  under  the
      Contract.

14.2  GOVERNING LAW AND JURISDICTION

      This Contract is governed by and construed in accordance with the laws of the State of New South Wales.

      Each party irrevocably submits to and accepts, generally and unconditionally, the non-exclusive jurisdiction of the courts and appellate courts and mediation and arbitration processes of New South Wales with respect to any legal action or proceedings which may be brought at any time relating in any way to this Contract.

14.3  WAIVER

      The   Principal  can  only  waive  its  rights  under  this
      Contract by expressly doing so in writing.

14.4  VARIATION OF CONTRACT

      An amendment to or variation of a term of this Contract will have no force or effect and will be deemed not to have been entered into by the Principal unless and until the Principal has received the approvals of the Minister thereto required under section 142 of the Act.

14.5  THE PRINCIPAL MAY ACT

      The Principal may, either itself or by a third party, perform a Contract obligation which SHCP was obliged to perform but which it failed to perform if:

      (a)   the   Principal  gives  notice  in  writing  to  SHCP
            specifying the Contract obligation which SHCP has failed to perform; and

      (b) SHCP fails to perform or to commence to perform the Contract obligation within 10 days of this notice.

      The costs, expenses and damages suffered or incurred by the Principal in performing such a Contract obligation will be a debt due from SHCP to the Principal.

14.6  NOTICES

      A notice to be given under or arising out of the Contract must be in writing and addressed and forwarded to the relevant party at the address or facsimile number stated in the Contract Particulars or otherwise as notified in writing from time to time.

      A notice sent by post is taken to have been given at the time when, in due course of the post, it would have been delivered at the address to which it is sent.

      A notice sent by facsimile transmission is taken to have been given on the date and time on the transmission slip showing the facsimile number of the party to whom it is addressed in accordance with this clause.

14.7  INDEMNITY UNAFFECTED

      The parties acknowledge that neither this Contract nor the performance of the

      Activities by SHCP or LPPL or LCPL nor the termination of this Contract pursuant to clause 9.5, will in any way affect the rights and liabilities of the parties under the Permanent Site Construction Lease, including (without limitation) the warranties in clause 4.10(b) or the indemnity in clause 4.10(c) of that Lease.

14.8  ASSIGNMENT

      Each  party's  ability  to assign,  encumber  or  otherwise
      dispose   of  their  rights  and  obligations  under   this
      Contract is subject to section 142(4) of the Act.

14.9  SEVERABILITY

      All provisions and each and every part thereof contained in this Contract shall be severable and shall be so construed as not to infringe the law of Australia or the law of any Australian state or territory or any other relevant jurisdiction. If any such provision on its true interpretation is found to infringe any such law, that provision shall be read down to such extent as may be necessary to ensure that it does not so infringe any such law and as may be reasonable in all the circumstances so as to give as full and as valid an operation as possible. In the event that the infringing provision cannot be so read down, it shall be deemed void and severable and shall be deemed deleted from this Contract to the same extent and effect as if never incorporated herein and the parties shall negotiate with each other for the purpose of substituting an appropriate clause so far as is practicable in lieu of such deleted provision. It is the intention of the parties that if any provision of this Contract is logically and reasonably susceptible of two or more constructions, one of which would render the provision enforceable and the other or others of which would render the provision unenforceable, then the provision shall have the meaning which renders it enforceable.

                           SCHEDULE 1

                      CONTRACT PARTICULARS

CONTRACT PRICE:               $4,806,610
 (Clause 1.1)

DATE FOR COMPLETION:          17 weeks after the later of
(Clause 1.1)                  the:

                              (a)       Award Date; or

                              (b)       the issue of the
                                   Development Consent.

PRINCIPAL'S REPRESENTATIVE:   Tony Collins, Regional Manager
(Clause 1.1)                  Operations Division, New
                              South Wales Public Works

SITE:                         Lot 122 on DP828957, Lots 92
(Clause 1.1)                  and 93 on DP838113 and Lots 11
                              and 12 on DP830887

COMMENCEMENT OF WORKS ON      The later of the Award Date or
SITE:                         the date upon which the
(Clause 2.1(b))               Development Consent issues.

EXISTING PROPERTY:            Heritage Building
 (Clause 4.1(a))              Perimeter Retaining Walls

INSURANCE:
(Clause 4.3)

TYPE           EVENT                  AMOUNT AND INSURED

Public         Loss of or damage      Minimum of $50,000,000
Liability      to any physical        in the name of the
               property or            Principal, SHCP, LPPL
               injury to or death     and LCPL with cross
               to any person          liability so that the
               (other than            insurance applies to
               employees)             Principal, SHCP, LPPL
                                      and LCPL as separate
                                      insured

Workers'       Liability for          SHCP shall:
Compensation   injury to or
               death of employees     (a)    comply with
               whether arising at            applicable Workers'
               common law or under           Compensation
               statute                       legislation with
                                             respect to its
                                             employees; and

                                      (b)    ensure LPCL and LCPL
                                             comply with
                                             applicable Workers'
                                             Compensation
                                             legislation with
                                             respect to their
                                             employees.

Professional   Professional           $10,000,000 in the name of
Indemnity      negligence for         SHCP.
               breach of
               professional duty
               (whether in contract
               or otherwise) by SHCP,
               LPPL, LCPL or any of
               their employees,
               agents or
               consultants.

Motor Vehicle  Loss of or damage      Minimum of $5,000,000 in
Third Party    to any physical        the joint names of SHCP
Liability      property               and the Principal with
                                      cross liability so that
                                      the insurance applies to
                                      each as separate insured.

EVENTS OF DELAY:           (a) By reason of the
(Clause 8.4)                   discovery of
                               Contaminants; and

                           (b) by reason of any
                               other matter, cause
                               or thing beyond the
                               control of SHCP,
                               LPPL and LCPL,

                           PROVIDED HOWEVER that SHCP
                           will not be entitled to an
                           extension of time in
                           respect of any combination
                           of workmen, strikes or
                           industrial difficulties
                           which relate specifically
                           to the Site, the Works,
                           the construction of the
                           Casino, SHCP, LPPL or LCPL
                           other than those which are
                           due to:

                           (a)  attempts by
                                industrial unions to
                                have SHCP, LPPL or
                                LCPL act contrary to
                                the New South Wales
                                Government Code of
                                Practice for the
                                Construction
                                Industry; or

                           (b)  industrial
                                disputation arising
                                from a breach by
                                industrial unions
                                of an enterprise
                                agreement relating
                                to the Site, the
                                Works or the
                                construction of the
                                Casino provided that
                                such enterprise
                                agreement complies
                                with
                                the New South Wales
                                Government Code
                                of Practice for the
                                Construction
                                Industry.

TIME FOR PAYMENT CLAIM:     25th day of each month.
 (Clause 9.1)

TIME FOR PAYMENT            7 days.
 CERTIFICATE:
 (Clause 9.2)

TIME FOR PAYMENT OF         21 days from the issue of
PAYMENT                          the payment certificate.
CERTIFICATE:
(Clause 9.3)

LIQUIDATED DAMAGES:         $1.00 per day
(Clause 10.3)

ADDRESSES AND FACSIMILE     Principal:
NUMBERS FOR NOTICES
(Clause 14.6)               Level 17
                            309 Kent Street
                            SYDNEY

                            Fax: 299 7427
                            Attention: Lindsay
                            Le Compte
                            Principal's Representative:

                            66-72 Rickard Road
                            BANKSTOWN NSW 2200
                            Fax: 795 0888
                            Attention: Tony Collins

                            SHCP:
                            Level 3, 472
                            Pacific Highway
                            ST. LEONARDS NSW 2065
                            Fax: 925 6152
                            Attention: Mr Chris Ryan

                           SCHEDULE 2

                    DESCRIPTION OF THE WORKS

The Description of the Works is subdivided into two subsections:

PART A - EXCAVATION WORKS
PART B - ENVIRONMENTAL ENGINEERING SERVICES

PART A - EXCAVATION WORKS

The following sets out the scope and description of the Works:

- Ensure the Environmental Engineer provides surveillance and specialist engineering services in respect to Site remediation during the period of the excavation, transportation and depositing at the disposal fill sites. The scope of work to be undertaken is set out in SCHEDULE 2 - PART B.

- Carry out geotechnical investigation to determine the location of the sandstone bedrock and the intersection with RL100 across the excavation Site and to determine ground water levels and flows through the bedrock and fill material.

- Carry out additional sampling of the fill across the site to augment the test data currently available. Up to 10 test holes are to be excavated using a backhoe to depths of 2-3 metros. Samples are to be analysed for contaminants and the Environmental Engineer shall compile a report with recommendations on the findings.

- Engage a suitably qualified Archaeological consultant to provide surveillance of the Site during the initial excavation of the surface layers and provide all necessary reports to the satisfaction of the relevant authorities.

- Obtain the excavation permit from the Heritage Branch of the Department of Planning.

- Prepare an environmental management plan in a form and containing such details as may be reasonably required by the Principal's Representative and any relevant authorities, setting out the roles and responsibilities to minimise the effects on the Environment during the course of the Works including (without limitation) the procedures for noise control, dewatering, erosion protection, dust control and the method for transporting material from the Site. SHCP must obtain the approval of the Environment Protection Authority of New South Wales to this Plan.

-     Prepare  a  dilapidation report on the adjacent  buildings, considered  to be affected by the Works such as the  Sydney
      Electricity   Switching  Station  and  Sydney   Electricity
      Lighting Station Heritage Building.

- Prepare a quality assurance plan for the work in a form and containing such details as may be reasonably required by the Principal's Representative including (without limitation) the quality assurance system to be adopted by the Environmental Engineer.

- Excavate the entire site to RL100 and remove all concrete footings, conduits, tanks, Clockwork fence, and remaining structures above this level (excluding the Sydney Electricity Lighting Station Heritage Building) and in
      accordance  with  the  Design  Documents  referred  to   in
      Schedule 4.

- Further excavate sandstone rock and remove all concrete foundations west of the RL100 rock contour line to RL96 and RL97 approximately in accordance with the Design
      Documents referred to in Schedule 4.

- Transport and deposit excavated material at the fill disposal sites in accordance with the Work Plan.

- Provide for any dewatering that may be required to allow excavation of the fill material and excavation of the sandstone rock west of the 'natural' rock dam at rock contour RL100.

- Install suitable shoring, underpinning of remaining structures within the site and on the site boundary, or provide a batter to the excavated face, where the excavated surface is considered to be unstable in its unsupported condition by a qualified geotechnical engineer approved by the Principal.

- In accordance with the Work Plan excavate, handle on Site and dispose of, any material identified as potentially being Contaminated Material (as defined in the Work Plan).

-     Provide all necessary barriers and warning lights.

-     Provide  one  4m  x  2.4m shed on site  with  desk,  chair,
      telephone   and   power   for  use   by   the   Principal's
      Representative.

- Progressively and on completion of the excavation, SHCP shall provide a report scheduling the fill disposal sites in accordance with the Work Plan.

-     Comply with the conditions of the Development Consent.

- Provide to the Principal's Representative, copies of all reports, plans etc. including those prepared or provided by the Environmental Engineer.

PART B - ENVIRONMENTAL ENGINEERING SERVICES

The following sets out the scope and description of services which SHCP must ensure that the Environmental Engineer provides under the Contract:

-     Establish presence on Site.

- Liaise with the Principal's Representative on a regular basis.

- Undertake additional sampling across the Site for analysis for Contaminants and compile a report on the findings as set out in PART A of this Schedule.

- Undertake Site inspection of the Works, providing services equivalent to 6 weeks full time followed by 1.5 days per week for the remaining period of the Contract.

-     Undertake   all   necessary   testing   for   Contaminants,
      reporting and liaison with the EPA including obtaining necessary approval in accordance with the Work Plan.

-     Provide  a  daily  report, detailing the classification  of
      materials   excavated  and  leaving  the  Site  and   their
      ultimate destination.

-     Prepare  Progress  Reports on a 2 week  basis,  a  copy  of
      which   is   to   be  made  available  to  the  Principal's
      Representative.

- Undertake regular liaison with EPA in accordance with the Work Plan.

- On Completion of the Works, prepare a report in accordance with the Work Plan.

                           SCHEDULE 3

                            WORK PLAN

The Work Plan sets out the methodology for excavation of the Site, demolition of structures and transport to disposal fill sites.

The Work Plan is subdivided into four subsections:

PART A - DEFINITIONS
PART B - GENERAL
PART C - SANDSTONE, CONCRETE AND FILL MATERIAL
PART D - CONTAMINATED MATERIAL

PART A - DEFINITIONS

"CONTAMINATED   MATERIAL"  means  material  classified   by   the
Environmental  Engineer  as  not  suitable  for  disposal  at   a
Nominated Fill Site and requiring disposal at a Licensed Landfill
Site.

"EPA" means Environment Protection Authority of New South Wales.

"FILL  MATERIAL"  means material classified by the  Environmental
Engineer as suitable for disposal at a Nominated Fill Site.

"LICENSED LANDFILL SITE" means landfill site approved by the EPA.

"NOMINATED FILL SITE" means a site which has as its intended land use, either:

(a)         an industrial purpose; or

(b)         any    other    use   approved  by  the   Principal's
            Representative under Part C of this Work Plan.

"SANDSTONE MATERIAL" means sandstone material classified by the Environmental Engineer as suitable for unrestricted disposal, at the discretion of SHCP.

PART B - GENERAL

This section sets out the general work plan under which the work is to be performed and the material tested, transported and deposited at the selected fill sites and the demolition of concrete structures.

- Excavation and loading shall be carried out using construction plant normally used in the excavation of sandstone, excavation of fill and removal of concrete structures, including dozers, loaders and hydraulic rock breakers.

-     Broken  up  concrete structures may either be removed  from
      the   Site  or  alternatively  a  crushing  plant  may   be
      established on Site for crushing concrete, bricks and sandstone prior to removal from the Site.

- Excavation work will be carried out between the hours nominated in the Development Consent.

- Transportation access to the Site by truck must be via one of the following routes:

      -  Broadway/Wattle   Street/Pyrmont   Bridge    Road/Edward
         Street;

      -  Glebe   Island   Arterial  (from  City)/Pyrmont   Bridge
         Road/Edward Street;

      -  Glebe   Island  Bridge/Bank  Street/Miller  Street/Union
         Street/Pyrmont Bridge Road/Edward Street;

      -  Pier  Street/Darling  Drive/Pyrmont  Bridge  Road/Edward
         Street.

- Transportation egress from the Site by truck for disposal of excavated material must be via one of the following routes:

      -  Edward    Street/Union    Street/Darling    Drive/Ultimo
         Street/Harris Street/Broadway;

      -  Edward Street/Union Street/Darling Drive/Pier Street;

      -  Edward   Street/Union  Street/Pyrmont  Bridge  Road/Bank
         Street/Glebe Island Bridge;

      -  Edward  Street/Union Street/Pyrmont Bridge  Road/Pyrmont
         Street and hence via duct north to Harbour Bridge.

- SHCP will take steps to minimise the spread of dust and debris on the surrounding road system.

- Edward Street and Union Street shall be cleaned on a regular basis to minimise the generation of dust.

- Excavation and loading procedures shall be such that all materials shall be available for inspection and testing by the Environmental Engineer either in machinery bucket or stockpile prior to loading into trucks. Material identified as potentially being Contaminated Material shall be dealt with under PART D - CONTAMINATED MATERIAL. Otherwise the material shall be dealt with under PART C SANDSTONE, CONCRETE & FILL MATERIAL.

- On completion of the excavation and transport to the disposal site, the Environmental Engineer shall prepare a report documenting the surveillance work undertaken, test results and recommendations to SHCP and the Principal's Representative. The report shall also document the results of the final inspection at Completion of the Works.

PART C - SANDSTONE, CONCRETE & FILL MATERIAL

This  section  deals with the disposal of material designated  as
Sandstone   Material,   Fill  Material   or   concrete   by   the
Environmental Engineer.

- Disposal of excavated Fill Material from the Site shall be to a Nominated Fill Site.

- SHCP shall seek the Principal's Representative's approval to the location of all proposed Nominated Fill Sites where Fill Material is to be deposited and for this purpose will provide evidence such as correspondence from the landowners stating:

      -  Property identification and owner;

      -  Quantity and type of fill to be deposited;

      - Proposed ultimate destination on the site where of the fill is to be deposited;

      -  Intended land use for the site; and

      - Advice that the land owner accepts fill material of the type described.

- The Principal's Representative is only obliged to approve a site as a Nominated Fill Site if the fill material to be deposited at that site does not pose a human health risk or risk to the Environment given the intended use of that site.

- Disposal of Sandstone Material from the Site shall be at the unrestricted discretion of SHCP.

- Disposal of concrete, bricks and steel material from the Site shall be at the unrestricted discretion of SHCP.

- SHCP shall advise the Principal's Representative of the quantity of the Sandstone Material, concrete, bricks and like material removed from the Site.

PART D - CONTAMINATED MATERIAL

This section deals with the excavation and disposal of material identified as potentially being Contaminated Material by the Environmental Engineer.

-     Regular  liaison meetings with the EPA shall be  undertaken during  the  period of excavation. Liaison  meetings  shall
      involve   SHCP,   the  Environmental   Engineer   and   the
      Principal's Representative.

- Visual inspection and volatile gas screening (with a photoionisation detector "PID") shall also be conducted. Materials which are suspect shall be placed in a stockpile on the Site. Suspect materials may include (without limitation):

      -  stained or oily soils;

      - soils giving above background volatile emissions on the PID;

      - soils containing fibrous materials suspected of being asbestos; and

      -  soils with a high percentage of ash or slag.

-     Representative  sampling  shall  be  undertaken  from   the
      suspect materials for analysis. The materials must not be removed from the Site until results are received and advice from the Environmental Engineer.

-     Excavate   and  stockpile  material  considered  as   being
      potentially Contaminated Material at a location not to interfere with the main work.

Materials confirmed as Contaminated Material shall be dealt with in the following manner:

-     MATERIALS WHICH CAN BE DISPOSED OF WITHOUT STABILISATION

      For materials found to be contaminated with metals or organics, which pass the EPA requirement for unstabilised materials (which may include TCLP testing {Toxicity Characteristic Leaching Procedure}), application may be made by SHCP to the EPA for disposal at a Nominated Fill Site or alternatively a Licensed Landfill Site.

-     ASBESTOS CONTAINING SOILS

      For materials found to be containing asbestos, application shall be made by SHCP to the EPA for disposal of the soil to a Licensed Landfill Site, with disposal undertaken by a licensed contractor in accordance with the requirements of the Workcover Authority of NSW.

-     OTHER MATERIAL

      Materials within this category are:

      -  Soils  containing prescribed chemical wastes  under  the
         Environmentally   Hazardous  Chemicals  Act  (ea.  PCBs)
         which   at certain concentrations and amounts cannot  be
         disposed  of at a Nominated Fill Site;

      - Soils containing hydrocarbons (ea. polycyclic aromatic hydrocarbons PAHS) at concentrations above which they can be disposed at a Nominated Fill Site;

      -  Soils   containing  leachable  metals  or  organics   at
         concentrations which exceed the criteria for disposal at a Nominated Fill Site.

      The above materials shall be handled on an individual basis. Options for disposal may include:

      -  Stabilisation and landfill disposal;

      - Treatment to reduce concentrations to a level where disposal is possible;

      -  Transportation to treatment plant;

      -  Offsite   strategic   storage  pending   assessment   of
         treatment options.

      Application is required to be made to the EPA, for its approval on the treatment and disposal of the above materials.

- SHCP shall advise the Principal's Representative of the location of all Licensed Landfill Sites where Contaminated
      Material is deposited, providing written evidence, such as correspondence from the landowner, stating:

      -  Property identification and owner;

      -  Quantity and type of Contaminated Material deposited;

      -  EPA approval for disposal of the material at that site.

                           SCHEDULE 4

                   DRAWINGS AND SPECIFICATIONS
              AND OTHER RELEVANT DOCUMENTS (IF ANY)

Drawing JO78/CSS/9/DD/25500/02

                           SCHEDULE 5

                        RATES AND PRICES

PART A - PAYMENT FOR CONTAMINATED MATERIAL

The following unit "extra over" rates per cubic metre, loose measured in the truck, measured at the gate shall apply, to include all handling, stockpiling, removal from the Site and disposal costs including selection of disposal site and arranging for disposal.

(i)  Materials which can be        $90/m3
     disposed of without
     stabilisation

(ii)  Asbestos Contaminated Soils  Cost plus 25% for
                                   overheads and profit

(iii) Other material               Cost plus 25% for
                                   overheads and profit

PART  B  -  PAYMENT FOR ENVIRONMENTAL ENGINEERING CONSULTANT  AND
TESTING

 Consultant in Charge              $133/hr
 Senior Level Staff                $105/hr
 Staff                             $65/hr
 Support Staff                     $55/hr
 Testing for Metals                $95/hr
 Testing for TCLP of Metals        $145/test
 Testing for Hydrocarbons          $330/test
 Testing for TCLP of Hydrocarbons  $430/test
 Testing for Asbestos in soils     $40/test
 Other Costs                       Cost plus 25% for
                                   overheads and profit

                           SCHEDULE 6

               ENGINEERING SURVEYOR'S CERTIFICATE

Drawing No. 80980001/00

                           SCHEDULE 7

                       WARRANTIES BY SHCP

(a) (LEGALLY BINDING OBLIGATION): this Contract constitutes a valid and legally binding obligation of SHCP in accordance with its terms notwithstanding:

      (i)   any statute of limitations;

      (ii) any laws of bankruptcy, insolvency, liquidation, reorganisation or other laws affecting creditors' rights generally; and

      (iii) any defences of set-off or counter claim;

(b) (EXECUTION, DELIVERY AND PERFORMANCE): the execution and delivery of this Contract, and the performance of or compliance with its obligations under this Contract by it does not violate any law or regulation or official directive or any document or agreement to which it is a party or which is binding upon it or any of its assets;

(c) (INFORMATION): all information given at any time and every statement made at any time, by it to the Principal or its employees, agents or consultants in connection with this Contract is and will be true in any material respect and is and will not by omission or otherwise be misleading in any material respect;

(d) (IMMUNITY): it is not and will not be immune from the jurisdiction of a court or arbitration process or from any legal process (whether through service of notice, judgement, attachment in aid of execution or otherwise);

(e) (NO EVENT OF INSOLVENCY): no event has occurred which constitutes an Event of Insolvency in relation to the Principal.

(f) (DUE INCORPORATION): it is duly incorporated, is validly existing under the laws of the jurisdiction of its incorporation and has the corporate power to own its property and to carry on its business as is now being conducted;

(g) (CONSTITUENT DOCUMENTS): the execution, delivery and performance of this Contract does not violate the Memorandum and Articles of Association of it (or the equivalent constituent documents in its jurisdiction of incorporation), or cause a limitation on its powers, or cause the powers of its directors or officers to be exceeded, and if it is listed on the Australian Stock Exchange Limited or its subsidiaries or on any other stock exchange, does not violate the listing (or equivalent) requirements thereof;

(h) (POWER): it has the power, and has taken all corporate and other action required, to enter into this Contract and to authorise the execution and delivery of this Contract and the performance of its obligations hereunder;

(i) (FILINGS): it has filed all corporate notices and effected all registrations with the Australian Securities Commission or similar office in its jurisdiction of incorporation and in any other jurisdiction as required by law and all such filings and registrations are current, complete and accurate; and

(j) (Commercial Benefit): the execution of this Contract is in its best commercial interests.

                               SHC

                          EXHIBIT 2 TO
                       FIRST AMENDING DEED

                      (NOMINEE TRUST DEEDS)

                    - SYDNEY CASINO PROJECT -

                       DATED: 23 JUNE 1994

                             BETWEEN

                      HAROLD GREGORY NASKY
                         (THE "TRUSTEE")

                               AND

                 SHOWBOAT AUSTRALIA PTY LIMITED

                        (ACN 061 299 625)
                       (THE "BENEFICIARY")


                          DEED OF TRUST

                             DUNHILL

                             MADDEN

                             BUTLER

                      SOLICITORS & NOTARIES

                             SYDNEY
                 16 BARRACK STREET, SYDNEY 2000
                   NEW SOUTH WALES, AUSTRALIA
                    GPO BOX 427, SYDNEY 2001
                    TELEPHONE: (02) 233 3622
                   INTERNATIONAL: 612 233 3622
                          DX 254 SYDNEY
                       FAX: (02) 235 3099

                       REF: ATT:DAM:775053
                        SYDNEY-MELBOURNE

                          DEED OF TRUST

THIS DEED dated 23 JUNE 1994

BETWEEN:  HAROLD  GREGORY  NASKY of 7408 Silver Palm  Court,  Las
          Vegas, Nevada USA 89117 (the "Trustee")

AND       SHOWBOAT  AUSTRALIA PTY LIMITED (ACN 061  299  625)  of
          Level  3,  472 Pacific Highway, St. Leonards 2065  (the
          "Beneficiary").

RECITALS:

A. The Beneficiary has requested the Trustee to acquire the Share as a custodian trustee for the Beneficiary.

B. The Beneficiary has paid or provided the whole of the subscription moneys for the share and the Trustee has acquired the Share.

C.    The   Trustee  agrees  to  hold  the  Share  on  the  terms
      specified in this Deed.

IT IS AGREED AS FOLLOWS:

1.    DEFINITION AND INTERPRETATION.

1.1   DEFINITION

      "COMPANY"  means  Sydney  Harbour Casino  Holdings  Limited
      (ACN 064 054 431).

      "SHARE" means the share or shares which are described in the Schedule.

1.2   INTERPRETATION

      The following rules of interpretation apply unless the context requires otherwise.

      (a)   the singular includes the plural and conversely.

      (b)   a gender includes any genders.

      (c)   a  reference  to a person includes a body  corporate,
            an   unincorporated   body  or   other   entity   and
            conversely.

      (d) a reference to a clause or schedule is to a clause or of schedule of this Deed.

      (e) a reference to a person includes a reference to the persons executors, administrators, successors and permitted assigns.

      (f)   "Share"  includes,  if more than  one  share  is  the
            subject   of   this  Deed,  each  of   those   shares
            severally.

      (g) headings are for convenience of reference only and shall not affect the construction or interpretation of this Deed.

2.    TRUST

      The Trustee acknowledges and agrees that the Share and all rights, benefits, income and capital from it is held in trust for the Beneficiary absolutely.

3.    DEALING WITH THE SHARE

      The Trustee shall transfer, exercise and deal with the Share, the certificate of title to it, and all rights, benefits, income and capital from it in the manner that the Beneficiary directs from time to time.

4.    DOCUMENTS

4.1 The Trustee shall immediately give to the Beneficiary a copy of every notice or other document received by the Trustee in respect of the Share.

4.2 Clause 4.1 shall not apply to any notice or document if the Beneficiary has received or is likely to receive a similar notice or document in its capacity as the holder of any other share of the same class in the Company.

5.    INDEMNITY

      The Beneficiary shall indemnify the Trustee against any loss, cost, charge, expense, action, proceeding, judgment, or liability incurred, suffered by or brought, made or recovered against the Trustee in connection with the holding of the Share by the Trustee, including all costs and expenses incurred by the Trustee in connection with this Deed and the execution of the trusts under this Deed.

6.    REMOVAL OF TRUSTEE

6.1 The Beneficiary may remove the Trustee and appoint instead any person or corporation as the Trustee in place of the Trustee by deed, or any other means that may be acceptable to the Trustee.

6.2   The  Beneficiary shall be obliged to remove the Trustee  in
      the   manner  specified  in   clause  6.1  if  the  Trustee
      requests this by written notice to the Beneficiary.

6.3 For the purposes of Clause 6.2, if the Trustee gives written notice to the Beneficiary under that Clause, and the Beneficiary fails to remove the Trustee within five
      (5) business days after service of that notice, the Trustee may transfer the Share to the Beneficiary. The Beneficiary, for valuable consideration received, irrevocably appoints the Trustee as the attorney of the Beneficiary with power in the name of the Beneficiary to accept any such transfer, to execute any instrument of that transfer and take any other action on behalf of the Beneficiary that the Trustee may in its discretion think fit to perfect transfer of title of the Share to the Beneficiary.

7.    NOTICES

      Any notice given under this Deed must be in writing and signed by the party giving the notice (or if a corporation by any director of that corporation) and may be served personally or by registered mail addressed to the party to whom the notice is given at the address specified in this Deed (or such other address as notified by the other party in writing) in which case, it shall be deemed to be served forty-eight (48) hours after the time of posting of the notice.

8.    GOVERNING LAW

8.1   This  Deed  is  governed by the laws of the  State  of  New
      South Wales. The parties irrevocably agree to submit to the non-exclusive jurisdiction of the courts of New South
      Wales and the Courts of Appeal from them.

8.2 Each party waives the right to object to an action being brought in those courts, to claim that the action has been brought in an inconvenient forum or to claim that those courts do not have jurisdiction.

                          THE SCHEDULE

NO. OF    CLASS OF    NOMINAL      PAID UP      NAME OF COMPANY
SHARES    SHARES      AMOUNT       AMOUNT
                      OF SHARES

  1       Ordinary    $1.00        $1.00        Sydney Harbour
                                                Casino Holdings
                                                Limited
                                                (ACN 064 054 431)

EXECUTED AS A DEED

SIGNED SEALED and DELIVERED    )
by the said HAROLD GREGORY     )
NASKY in the presence of:      )

/s/ Thomas M. Green                /s/ H. Gregory Nasky
Signature of Witness               Harold Gregory Nasky

Thomas M. Green
Print Name of Witness

THE COMMON SEAL of             )
SHOWBOAT AUSTRALIA PTY         )
LIMITED (ACN 061 299 625) was  )
affixed in accordance with its )
Memorandum and Articles of     )
Association In the presence of:)

                                   /s/ H. Gregory Nasky
Signature of Secretary/Director    Signature of Director


Print Name of Secretary/Director   Print Name of Director

                       DATED: 23 JUNE 1994

                             BETWEEN

                       VYRIL ANTHONY VELLA
                         (THE "TRUSTEE")

                               AND

                 SHOWBOAT AUSTRALIA PTY LIMITED

                        (ACN 061 299 625)
                       (THE "BENEFICIARY")

                          DEED OF TRUST

                             DUNHILL

                             MADDEN

                             BUTLER

                      SOLICITORS & NOTARIES

                             SYDNEY
                 16 BARRACK STREET, SYDNEY 2000
                   NEW SOUTH WALES, AUSTRALIA
                    GPO BOX 427, SYDNEY 2001
                    TELEPHONE: (02) 233 3622
                   INTERNATIONAL: 612 233 3622
                          DX 254 SYDNEY
                       FAX: (02) 235 3099

                       REF: ATT:DAM:775053
                        SYDNEY-MELBOURNE

                         DEED OF TRUST

THIS DEED dated 23 JUNE 1994

BETWEEN:  VYRIL  ANTHONY  VELLA of 102A Lilli Pilli  Point  Road,
          Lilli Pilli NSW 2229 (the "Trustee")

AND:      SHOWBOAT  AUSTRALIA PTY LIMITED (ACN 061  299  625)  of
          Level  3,  472 Pacific Highway, St. Leonards 2065  (the
          "Beneficiary").

RECITALS:

A. The Beneficiary has requested the Trustee to acquire the Share as a custodian trustee for the Beneficiary.

B. The Beneficiary has paid or provided the whole of the subscription moneys for the share and the Trustee has acquired the Share.

C.    The   Trustee  agrees  to  hold  the  Share  on  the  terms
      specified in this Deed.

IT IS AGREED AS FOLLOWS:

1.    DEFINITION AND INTERPRETATION.

1.1   DEFINITION

      "COMPANY"  means  Sydney  Harbour Casino  Holdings  Limited
      (ACN 064 054 431).

      "SHARE" means the share or shares which are described in the Schedule.

1.2   INTERPRETATION

      The following rules of interpretation apply unless the context requires otherwise.

      (a)   the singular includes the plural and conversely.

      (b)   a gender includes any genders.

      (c)   a  reference  to a person includes a body  corporate,
            an   unincorporated   body  or   other   entity   and
            conversely.

      (d) a reference to a clause or schedule is to a clause or of schedule of this Deed.

      (e) a reference to a person includes a reference to the persons executors, administrators, successors and permitted assigns.

      (f)   "Share"  includes,  if more than  one  share  is  the
            subject   of   this  Deed,  each  of   those   shares
            severally.

      (g) headings are for convenience of reference only and shall not affect the construction or interpretation of this Deed.

2.    TRUST

      The Trustee acknowledges and agrees that the Share and all rights, benefits, income and capital from it is held in trust for the Beneficiary absolutely.

3.    DEALING WITH THE SHARE

      The Trustee shall transfer, exercise and deal with the Share, the certificate of title to it, and all rights, benefits, income and capital from it in the manner that the Beneficiary directs from time to time.

4.    DOCUMENTS

4.1 The Trustee shall immediately give to the Beneficiary a copy of every notice or other document received by the Trustee in respect of the Share.

4.2 Clause 4.1 shall not apply to any notice or document if the Beneficiary has received or is likely to receive a similar notice or document in its capacity as the holder of any other share of the same class in the Company.

5.    INDEMNITY

      The Beneficiary shall indemnify the Trustee against any loss, cost, charge, expense, action, proceeding, judgment, or liability incurred, suffered by or brought, made or recovered against the Trustee in connection with the holding of the Share by the Trustee, including all costs and expenses incurred by the Trustee in connection with this Deed and the execution of the trusts under this Deed.

6.    REMOVAL OF TRUSTEE

6.1 The Beneficiary may remove the Trustee and appoint instead any person or corporation as the Trustee in place of the Trustee by deed, or any other means that may be acceptable to the Trustee.

6.2   The  Beneficiary shall be obliged to remove the Trustee  in
      the   manner  specified  in   clause  6.1  if  the  Trustee
      requests this by written notice to the Beneficiary.

6.3 For the purposes of Clause 6.2, if the Trustee gives written notice to the Beneficiary under that Clause, and the Beneficiary fails to remove the Trustee within five
      (5) business days after service of that notice, the Trustee may transfer the Share to the Beneficiary. The Beneficiary, for valuable consideration received, irrevocably appoints the Trustee as the attorney of the Beneficiary with power in the name of the Beneficiary to accept any such transfer, to execute any instrument of that transfer and take any other action on behalf of the Beneficiary that the Trustee may in its discretion think fit to perfect transfer of title of the Share to the Beneficiary.

7.    NOTICES

      Any notice given under this Deed must be in writing and signed by the party giving the notice (or if a corporation by any director of that corporation) and may be served personally or by registered mail addressed to the party to whom the notice is given at the address specified in this Deed (or such other address as notified by the other party in writing) in which case, it shall be deemed to be served forty-eight (48) hours after the time of posting of the notice.

8.    GOVERNING LAW

8.1   This  Deed  is  governed by the laws of the  State  of  New
      South Wales. The parties irrevocably agree to submit to the non-exclusive jurisdiction of the courts of New South
      Wales and the Courts of Appeal from them.

8.2 Each party waives the right to object to an action being brought in those courts, to claim that the action has been brought in an inconvenient forum or to claim that those courts do not have jurisdiction.

                          THE SCHEDULE

NO. OF   CLASS OF    NOMINAL     PAID UP   NAME OF COMPANY
SHARES   SHARES      AMOUNT      AMOUNT
                     OF SHARES

  1      Ordinary    $1.00       $1.00     Sydney Harbour
                                           Casino Holdings
                                           Limited
                                           (ACN 064 054 431)

EXECUTED AS A DEED

SIGNED SEALED and DELIVERED    )
by the said VYRIL ANTHONY      )
VELLA in the presence of:      )

/s/ Thomas M. Green                /s/ Vyril Vella
Signature of Witness               Vyril Anthony Vella

Thomas M. Green
Print Name of Witness

THE COMMON SEAL of             )
SHOWBOAT AUSTRALIA PTY         )
LIMITED (ACN 061 299 625) was  )
affixed in accordance with its )
Memorandum and Articles of     )
Association In the presence of:)

                                   /s/ H. Gregory Nasky
Signature of Secretary/Director    Signature of Director


Print Name of Secretary/Director   Print Name of Director

                       DATED: 23 JUNE 1994

                             BETWEEN

                       BARRY WILLIAM CLARK
                         (THE "TRUSTEE")

                               AND

                 SHOWBOAT AUSTRALIA PTY LIMITED

                        (ACN 061 299 625)
                       (THE "BENEFICIARY")

                          DEED OF TRUST

                             DUNHILL

                             MADDEN

                             BUTLER

                      SOLICITORS & NOTARIES

                             SYDNEY
                 16 BARRACK STREET, SYDNEY 2000
                   NEW SOUTH WALES, AUSTRALIA
                    GPO BOX 427, SYDNEY 2001
                    TELEPHONE: (02) 233 3622
                   INTERNATIONAL: 612 233 3622
                          DX 254 SYDNEY
                       FAX: (02) 235 3099

                       REF: ATT:DAM:775053
                        SYDNEY-MELBOURNE

                          DEED OF TRUST

THIS DEED dated 23 JUNE 1994

BETWEEN:  BARRY  WILLIAM  CLARK of 30 Miamba Avenue,  Carlingford
          NSW 2118 (the "Trustee")

AND:      SHOWBOAT  AUSTRALIA PTY LIMITED (ACN 061  299  625)  of
          Level  3,  472 Pacific Highway, St. Leonards 2065  (the
          "Beneficiary").

RECITALS:

A. The Beneficiary has requested the Trustee to acquire the Share as a custodian trustee for the Beneficiary.

B. The Beneficiary has paid or provided the whole of the subscription moneys for the share and the Trustee has acquired the Share.

C.    The   Trustee  agrees  to  hold  the  Share  on  the  terms
      specified in this Deed.

IT IS AGREED AS FOLLOWS:

1.    DEFINITION AND INTERPRETATION.

1.1   DEFINITION

      "COMPANY"  means  Sydney  Harbour Casino  Holdings  Limited
      (ACN 064 054 431).

      "SHARE" means the share or shares which are described in the Schedule.

1.2   INTERPRETATION

      The following rules of interpretation apply unless the context requires otherwise.

      (a)   the singular includes the plural and conversely.

      (b)   a gender includes any genders.

      (c)   a  reference  to a person includes a body  corporate,
            an   unincorporated   body  or   other   entity   and
            conversely.

      (d) a reference to a clause or schedule is to a clause or of schedule of this Deed.

      (e) a reference to a person includes a reference to the persons executors, administrators, successors and permitted assigns.

      (f)   "Share"  includes,  if more than  one  share  is  the
            subject   of   this  Deed,  each  of   those   shares
            severally.

      (g) headings are for convenience of reference only and shall not affect the construction or interpretation of this Deed.

2.    TRUST

      The Trustee acknowledges and agrees that the Share and all rights, benefits, income and capital from it is held in trust for the Beneficiary absolutely.

3.    DEALING WITH THE SHARE

      The Trustee shall transfer, exercise and deal with the Share, the certificate of title to it, and all rights, benefits, income and capital from it in the manner that the Beneficiary directs from time to time.

4.    DOCUMENTS

4.1 The Trustee shall immediately give to the Beneficiary a copy of every notice or other document received by the Trustee in respect of the Share.

4.2 Clause 4.1 shall not apply to any notice or document if the Beneficiary has received or is likely to receive a similar notice or document in its capacity as the holder of any other share of the same class in the Company.

5.    INDEMNITY

      The Beneficiary shall indemnify the Trustee against any loss, cost, charge, expense, action, proceeding, judgment, or liability incurred, suffered by or brought, made or recovered against the Trustee in connection with the holding of the Share by the Trustee, including all costs and expenses incurred by the Trustee in connection with this Deed and the execution of the trusts under this Deed.

6.    REMOVAL OF TRUSTEE

6.1 The Beneficiary may remove the Trustee and appoint instead any person or corporation as the Trustee in place of the Trustee by deed, or any other means that may be acceptable to the Trustee.

6.2   The  Beneficiary shall be obliged to remove the Trustee  in
      the   manner  specified  in   clause  6.1  if  the  Trustee
      requests this by written notice to the Beneficiary.

6.3 For the purposes of Clause 6.2, if the Trustee gives written notice to the Beneficiary under that Clause, and the Beneficiary fails to remove the Trustee within five
      (5) business days after service of that notice, the Trustee may transfer the Share to the Beneficiary. The Beneficiary, for valuable consideration received, irrevocably appoints the Trustee as the attorney of the Beneficiary with power in the name of the Beneficiary to accept any such transfer, to execute any instrument of that transfer and take any other action on behalf of the Beneficiary that the Trustee may in its discretion think fit to perfect transfer of title of the Share to the Beneficiary.

7.    NOTICES

      Any notice given under this Deed must be in writing and signed by the party giving the notice (or if a corporation by any director of that corporation) and may be served personally or by registered mail addressed to the party to whom the notice is given at the address specified in this Deed (or such other address as notified by the other party in writing) in which case, it shall be deemed to be served forty-eight (48) hours after the time of posting of the notice.

8.    GOVERNING LAW

8.1   This  Deed  is  governed by the laws of the  State  of  New
      South Wales. The parties irrevocably agree to submit to the non-exclusive jurisdiction of the courts of New South
      Wales and the Courts of Appeal from them.

8.2 Each party waives the right to object to an action being brought in those courts, to claim that the action has been brought in an inconvenient forum or to claim that those courts do not have jurisdiction.

                          THE SCHEDULE

NO. OF   CLASS OF    NOMINAL     PAID UP   NAME OF COMPANY
SHARES   SHARES      AMOUNT      AMOUNT
                     OF SHARES

  1      Ordinary    $1.00       $1.00     Sydney Harbour
                                           Casino Holdings
                                           Limited
                                           (ACN 064 054 431)

EXECUTED AS A DEED

SIGNED SEALED and DELIVERED    )
by the said BARRY WILLIAM      )
CLARK in the presence of:      )

/s/ Thomas M. Green                /s/ B. Clark
Signature of Witness               Barry William Clark

Thomas M. Green
Print Name of Witness

THE COMMON SEAL OF             )
SHOWBOAT AUSTRALIA PTY         )
LIMITED (ACN 061 299 625) was  )
affixed in accordance with its )
Memorandum and Articles of     )
Association In the presence of:)

                                   /s/ H. Gregory Nasky
Signature of Secretary/Director    Signature of Director


Print Name of Secretary/Director   Print Name of Director

                               SHC

                          EXHIBIT 3 TO
                       FIRST AMENDING DEED

                  (SUPPLEMENTARY LEGAL OPINION)

                    - SYDNEY CASINO PROJECT -

                   SUPPLEMENTARY LEGAL OPINION

                               CIRCULATION SHC DRAFT 3: (14.9.94)

                   [LETTERHEAD OF US LAWYERS]

                         [        ] 1994

New South Wales Casino Control Authority and the State of New South Wales
Level 17
309 Kent Street
Sydney, New South Wales 2000
Australia

SYDNEY  CASINO  PROJECT:  SHOWBOAT,  INC.,  SHOWBOAT  DEVELOPMENT
COMPANY AND SHOWBOAT OPERATING COMPANY

**

We have acted as counsel to Showboat, Inc., a Nevada Corporation ("SBO"), Showboat Development Company, a Nevada Corporation
("SDC"), and Showboat Operating Company, a Nevada Corporation ("SOC"), (HEREINAFTER IN THIS LETTER THE "COMPANIES") in connection with the SHC First Amending Deed executed by SBO, SOC, SDC, the New South Wales Casino Control Authority (on behalf of the State of New South Wales) ("AUTHORITY"), SHC, SHC Properties,
SHC  Holdings, SBA, LPPL, LCPL, LHL, CBA and SCM, dated [       ]
1994 (Sydney time).

This Opinion is being issued and delivered to the Authority pursuant to paragraph 3(d) of the SHC First Amending Deed. SBO, SOC and SDC shall be collectively referred to herein as the "Companies". The SHC First Amending Deed shall be referred to as the "Relevant Document". Capitalised terms are used herein as defined in the SHC First Amending Deed unless otherwise defined.

As counsel to the Companies, we have examined originals, if available, or copies of the following documents and instruments:

(a)   Draft  First Amending Deed dated as of [ ], 1994 and marked
      SHC: FIRST AD (FINAL [ ]) ("DRAFT FIRST AMENDING DEED");

[(b)  Powers  of  Attorney made by SBO, SOC and  SDC  each  dated
      April  18,  1994 ("POWERS OF ATTORNEY") NB. ?NEED  FOR  NEW
      POWERS.]

The Draft First Amending Deed, shall be referred to as the "DRAFT
RELEVANT DOCUMENT".

We have examined originals, where available, or copies of:

(a) Resolutions certified by the Secretary of SBO, SOC and SDC dated as of [ ], 1994; and

(b) Certificate of the Secretary of State of Nevada, dated as of [ ], 1994, attesting to the good standing in Nevada of SBO, SOC and SDC.

We have conducted such other reviews as are necessary to give the opinions hereinafter stated.

In rendering the opinions expressed herein we have assumed the Relevant Document will not reflect any substantial change from the Draft Relevant Document which, if considered by us, would affect our opinions expressed herein. We have also assumed that the Relevant Document will be executed by SBO, SOC and SDC pursuant to the [Powers of Attorney.]

In our examinations we have assumed the due completion of each document (where blanks appear), and the due execution and due delivery of each document by each party as of the date hereof; the genuineness of all signatures other than the signatures of SBO, SOC and SDC; and the legal capacity of natural persons who signed or who will sign the documents. We further assume that the Relevant Document accurately describes and contains your understanding of the matters described therein and that there are no oral or written statements or agreements by you, that modify, amend, or vary, or purport to modify, amend or vary any of the terms of the Relevant Document. In our examination we have also assumed the authenticity of all documents submitted to us as originals, the conformity to original documents of all documents submitted to us as certified or photostatic documents. We further assume the absence of fraud or duress in the inducement or effectuation of the subject transactions and affirm that we have no actual knowledge that would lead us to believe that there exists any such fraud or duress.

We ** are admitted to the Bar of the State of Nevada, and in rendering our opinions hereinafter stated, we have relied on the applicable laws of the State of Nevada as these laws presently exist and as they have been applied and interpreted by courts having jurisdiction with the State of Nevada. We express no opinion as to the laws of any other jurisdiction other than laws of the United States of America.

Based upon the foregoing and in reliance thereon and subject to the assumptions, exceptions, qualifications and limitations set forth herein, we are of the opinion that:

1.    (a)   SBO  is  a   corporation   duly   organised,  validly
            existing and in good standing under the laws of the State of Nevada;

      (b)   SOC   is   a  corporation  duly  organised,   validly
            existing, and in good standing under the laws of the State of Nevada;

      (c)   SDC   is   a  corporation  duly  organised,   validly
            existing and in good standing under the laws of the State of Nevada;

      (d)   Each of the Companies is:

            (i) in good standing and has all requisite power and authority to own and operate and deal with its properties and assets and to manage and to carry on its business as presently conducted; and

            (ii) duly qualified or registered to do business in every jurisdiction where a failure to be so qualified or registered would have a material adverse effect on the condition (financial or otherwise), operations or income of the Companies and is in good standing in each such jurisdiction in which the Companies are qualified or registered to do business.

2.    The  Relevant  Document has been duly authorised,  executed and  delivered  to  you  by  the  Companies.  The  Relevant
      Document ** constitutes legal, valid and binding obligations of the Companies, enforceable against the Companies in accordance with **its terms. The Powers of Attorney are valid and binding appointments made by SBO, SOC and SDC respectively, which authorise the execution and delivery of the Relevant Document on behalf of the Companies by any of the attorneys named therein.

3. The execution and delivery of the Relevant Document, the performance and observance by the Companies of their respective obligations thereunder, and the consummation of the transactions contemplated thereby (including the grant of security interests and liens thereunder) are within the corporate authority of the Companies and have been duly authorised by all necessary corporate proceedings and actions on the part of the Companies.

4. The execution and delivery of the Relevant Document by the Companies does not, and the performance and observance by the Companies of their respective obligations thereunder, the transactions contemplated thereunder, and the provisions thereof, do not and will not contravene, conflict with, or result in a breach, default or violation of:

      (a)   any  provisions of the Companies' respective Articles
            of  Incorporation,  their respective  Bylaws  or  any
            other   constituent   document  of   the   respective
            Companies;

      (b)   any  provision  of  the  laws,  statutes,  rules   or
            regulations of the State of Nevada or of the Federal law or regulations of the United States; or

      (c)   any  decree, judgment, order, regulation or  rule  of
            any federal, state or municipal court, board or government or administrative authority or any agreement, instrument or arrangement binding on any of the Companies or any of their assets or properties or to which any of the Companies is a party, including ** the Relevant Document, nor will the same result in the creation of any security interest or mortgage under any such agreement, arrangement or instrument other than as may be expressly set out in the Relevant Document.

5. No approval or consent or other action by, and no filing with, any person, or state municipal or federal agency, board, authority or other government or administrative unit is required under any law, statute, rule or regulation as a condition to the validity, effectiveness or, enforceability of, or performance by the Companies of their respective obligations under, the Relevant Document or consummation of the transactions contemplated by the Relevant Document.

6. There are no actions, proceedings, enquiries, investigations or litigation of any nature pending, or, to our knowledge, threatened at law or in equity by or before any court, or government or administrative instrumentality, board or agency having jurisdiction over any of the Companies which has or may materially adversely affect the condition (financial or otherwise), operation or income of any of the Companies or which has or may affect or place in question the authority of any of the Companies to enter into or perform their respective obligations under, or the validity or enforceability of, the Relevant Document or the consummation of the transactions contemplated by the Relevant Document.

7. Although we are not in a position to give an unqualified opinion in this regard, we are of the opinion that there is a reasonable basis on which to conclude that the courts of the State of Nevada should give effect to the agreement of the parties set forth in the Relevant Document which will be governed by the laws of the State of New South Wales. This opinion is based, in part, upon the assumption, that the parties acted in good faith and not for the purpose of evading the law of the real situs of the contract and that the situs chosen by the parties has a substantial relationship to the transaction. See, Angel
      v.  Ernst, 102 Nev. 390, 724 P.2d 215 (1986), Constanzo  v.
      Marine Midland Realty, 10I Nev. 277, 701 P.2d 747 (1985), and Sievers v. Diversified Mortgage Investors, 95 Nev. 811, 603 P.2d 270 (1970).

8. The submission of the Companies to the jurisdiction of the Courts of New South Wales and the appointment of SBA as agent for service of process for any action or proceedings commenced in New South Wales is valid and binding on each of the Companies.

9. Any final and conclusive judgment obtained in the courts of New South Wales or Australia will be recognised and enforced by the courts of Nevada and the Federal Courts of the United States without a further review on the merits.

10. Claims under the Relevant Document against any of the Companies will rank at least pari pasu with the claims of all other unsecured creditors of the Companies respectively, other than those claims which are preferred by law generally.

11. In any proceedings taken in the State of Nevada and in any Federal Court of the United States, none of the Companies will be entitled to claim for itself or any of its assets immunity from suit, execution, attachment or other legal process.

12. Our opinion in paragraph 2 above as to the enforceability of the documents is subject to:

      (i)   bankruptcy,  insolvency,  reorganisation,  fraudulent
            transfer,   moratorium  or  other  laws  of   general
            application relating to or affecting the enforcement of creditors' rights;

      (ii) general principles of equity regardless of whether such issues are considered in a proceeding in equity or at law which provide, among other things, that the remedies of specific performance and other forms of equitable relief are subject to equitable defences and to the discretion of the court before which any proceeding therefor may be brought;

      (iii) the fact that a court may view any provision of the Relevant Document as unconscionable or subject to an obligation that the parties to the Relevant Document act reasonably or in a commercially reasonably manner;

      (iv) the fact that certain remedies contained in the Relevant Document may be qualified under the laws of the State of Nevada, none of which qualifications will materially interfere with the practical realisation of the benefits and the security provide thereby.

Our opinion in paragraph 8 above as to the valid and binding nature of the submission of the Companies to the jurisdiction of the Courts of New South Wales or Australia is subject to the equitable principle of forum non-conveniens. The Second Circuit of the United States Court of Appeals addressed this issue in Allstate Life Insurance Co. v. Linter Group Limited, 994 F.2d 996 (2d Cir. 1993). In Linter Group, the Second Circuit discussed the legal principle of forum non-conveniens in dismissing an action in the State of New York despite a forum selection clause in an indenture selecting the Courts of the State of New York.

      "Although there is still a strong presumption in favour of a plaintiff's choice of forum, the Supreme Court has recognised that dismissal nevertheless may be appropriate where certain private and public interest factors point towards trial in an alternative forum. Gulf Oil Corp. v. Gilbert, 330 US 501, 508-09, 91 L.Ed. 1055, 67 S. Ct. 839
      (1947) "remaining citations omitted].

            The private and public interest factors recognised by the Court in Gilbert include:

            (1)    the ease of access to sources of proof;

            (2) the availability of compulsory process for attendance of unwilling witnesses;

            (3) the cost of obtaining attendance of unwilling witnesses;

            (4) practical problems involving the efficiency and expense of a trial;

            (5)    enforceability of judgments;

            (6)    administrative   difficulties   flowing   from
                   court congestion;

            (7)    imposing jury duty on citizens of the forum;

            (8) the local interest in having controversies decided at home; and

            (9)    the  avoidance of unnecessary problems in  the
                   application   of  foreign law. Gilbert,  supra
                   330 US at 508-09" Linter, 994 F.2 at 1001.

            Therefore the opinion expressed in opinion paragraph 8 assumes that a court will carefully consider the factors listed in Gulf Oil Corp v. Gilbert, 330 U.S. 91 L. Ed. 1055, 67 S. Ct. 839 (1947) in determining the propriety of an alternative forum.

Our opinion in paragraph 9 above as to the enforceability of a judgment in the State of Nevada and in a Federal Court of the United States is subject to the constitutional principle of comity.

      "The U.S. Supreme Court defined comity as 'the recognition which one nation allows within its territory to the legislative, executive or judicial acts of another nation, having due regard both to international duty and convenience, and to the rights of its own citizens or of other persons who are under the protection of its laws.' Hilton v. Guyot, 159 U.S. 113, 164, 40 L. Ed. 95, 16 S.
      Ct. 139 (1895). As a general rule, comity may be granted where 'it is shown that the foreign court is a court of competent jurisdiction, and that the laws and public policy of the forum state and the rights of its residents will not be violated.' Cunard S. S. Co. V. Salen Reefer Serv. AB, 773 F.2d 452, 457 (2 Cir. 1985). Indeed, as long as the foreign court abides by 'fundamental standards of procedural fairness,' granting comity is appropriate. Id " Allstate Life Insurance C. v. Linter Group Limited, 994 F.2d 996, 998 (2d Cir. 1993).

We therefore assume in rendering opinion paragraph 9 that the laws of New South Wales or Australia are "procedurally fair" In particular, we assume that (1) the laws of New South Wales and Australia do not favour its citizens over those of other nations, states and provinces; (2) the Companies are provided the opportunity to provide evidence in their defence; (3) the Companies will receive timely notice to permit them sufficient time to defend the action; and (4) the judgment rendered by an Australian or New South Wales court will not be against the public policy of the **The State of Nevada._We also assume that the courts of Australia and New South Wales recognise and enforce judgments rendered by courts of any state of the United States or federal courts of the United States of America.

The foregoing opinions are subject to the following additional qualifications:

(a)   We  express  no  opinion  as to the  effectiveness  of  any
      provision  directly  or  indirectly  requiring   that   any
      consent, modification, amendment or waiver be in writing.

(b) We express no opinion as to the enforceability of any provision which requires the party to indemnify another party for losses or damages caused by the indemnified party's gross negligence, intentional acts or omissions. Moreover, we advise you that a Court may not enforce an indemnity agreement which shifts the financial responsibility that the contract of indemnity expresses such intention in clear and unequivocal terms.

(c) Since the opinions expressed in this letter are based upon the law in effect on the date hereof, we assume no obligation to revise or supplement this opinion letter should such law be changed by legislative action, judicial decision or otherwise.

We are qualified to practice and are experts in the laws of the State of Nevada and the Federal law of the United States. We are qualified to give this legal opinion. These opinions are effective as of the date hereof. No extensions of our opinions may be made by implication or otherwise. **We expressly consent to and acknowledge your reliance on this opinion in executing the Relevant Document. Our opinions are not to be otherwise quoted in whole or in part without the express, written consent of this firm.

Yours sincerely

[US LAWYER]

                               SHC

                          EXHIBIT 4 TO
                       FIRST AMENDING DEED

             (FIRST SUPPLEMENTAL MINISTER'S APPROVAL
                  AND CONSENT ACKNOWLEDGEMENT)

                    - SYDNEY CASINO PROJECT -

             FIRST SUPPLEMENTARY MINISTER'S APPROVAL
                   AND CONSENT ACKNOWLEDGEMENT

                       DATE:         1994

              THE HONOURABLE ANNE MARGARET COHEN MP

                          ("MINISTER")

                           CLAYTON UTZ
                    SOLICITORS AND ATTORNEYS
                          LEVELS 27-35
                     NO. 1 O'CONNELL STREET
                         SYDNEY NSW 2000
                       TEL: (02) 353 4000
                       FAX: (02) 251 7832
                       COPYRIGHT RESERVED

       FIRST   SUPPLEMENTARY  MINISTER'S  APPROVAL  AND   CONSENT
ACKNOWLEDGEMENT

BY  THE HONOURABLE ANNE MARGARET COHEN MP Chief Secretary and the
Minister of the Crown for the time being administering the Casino
Control Act 1992 (NSW) (facts) ("Act")

PURSUANT TO SECTION 142 OF THE ACT I HEREBY:

1. acknowledge having granted approval to the Authority for and on behalf of the State, to conduct negotiations and to enter into the agreements referred to in Schedule 1;

2.    acknowledge that the agreements referred to in  Schedule  1 are for or in connection with the establishment and operation of a casino and any development of which a casino or proposed casino forms part;

3.    approve  of  the  terms of the agreements  referred  to  in
      Schedule 1; and

4. consent to the assignment of rights and obligations under or in respect of the agreements referred to in Schedule 1 and to the encumbering of the rights under or in respect of the agreements referred to in Schedule 1 as specified in the Item referable to the relevant agreement and on condition that each such assignment and encumbrance (and any later sale of such rights) is given or occurs in accordance with the provisions of the relevant agreement as specified.

For the avoidance of doubt the terms of the agreements referred to in clauses 1 to 4 inclusive are those contained in the documents marked for identification with the official stamp of the Chief Secretary's Department and held and available during business hours for inspection at the Department by any party to them.

In  giving these approvals I note that the Authority must,  under section 12 of the Casino Control Act, satisfy itself as to the suitability of any applicant to which a licence is ultimately granted under section 18 of the Act.

This Acknowledgement shall not be taken as, nor is capable of, being an approval, consent or acknowledgement in respect of any agreement to which the Authority is not a party whether or not such agreement forms an annexure, exhibit or schedule to any of the agreements referred to in Schedule 1.

This Acknowledgement is given solely for the purposes of section 142 of the Act and accordingly, any person entering into or relying upon any of the agreements to which the Authority is a party, referred to in Schedule 1, does so based solely upon the person's own commercial judgment of, and professional advices in respect of, the terms of such agreement and the matters, express or implied, contemplated by such agreement.

Terms used but not defined in this Acknowledgement have the same meaning as in the Act.

 SIGNED by THE HONOURABLE ANNE MARGARET COHEN on [   ] 1994

_____________________________________
The Honourable Anne Margaret Cohen MP

_____________________________________
Witnessed by: R D McGregor J.P.

                           SCHEDULE 1

                             ITEM 1

                      Parties and Agreement

SHC First Amending Deed made or to be made between the Authority, Sydney Harbour Casino Pty. Limited, Sydney Harbour Casino Properties Pty. Limited, Sydney Harbour Casino Holdings Limited, Showboat Australia Pty. Limited, Leighton Properties Pty. Limited, Leighton Contractors Pty. Limited, Leighton Holdings
Limited,   Sydney   Casino  Management  Pty.  Limited,   Showboat
Operating Company, Showboat Development Corporation, Showboat Inc. and Commonwealth Bank of Australia.

                 ASSIGNMENT AND ENCUMBERING AND
                 CONDITIONS RELATING TO THE SAME

Clause 10: Miscellaneous

                             ITEM 2

                      PARTIES AND AGREEMENT

Preliminary  Site  Preparation, Excavation and Remediation  Works
Contract  made  or  to be made between the Authority  and  Sydney
Harbour Casino Properties Pty. Limited.

                 ASSIGNMENT AND ENCUMBERING AND
                 CONDITIONS RELATING TO THE SAME

Clause 14.8: Assignment

                               SHC

                      SECOND AMENDING DEED

                              DATE:


            NEW SOUTH WALES CASINO CONTROL AUTHORITY
                            AUTHORITY
               SYDNEY HARBOUR CASINO PTY. LIMITED
                               SHC
          SYDNEY HARBOUR CASINO PROPERTIES PTY. LIMITED
                         SHC PROPERTIES
             SYDNEY HARBOUR CASINO HOLDINGS LIMITED
                          SHC HOLDINGS
                 SHOWBOAT AUSTRALIA PTY. LIMITED
                               SBA
                LEIGHTON PROPERTIES PTY. LIMITED
                              LPPL
                LEIGHTON CONTRACTORS PTY. LIMITED
                              LCPL
                    LEIGHTON HOLDINGS LIMITED
                               LHL
              SYDNEY CASINO MANAGEMENT PTY. LIMITED
                               SCM
                   SHOWBOAT OPERATING COMPANY
                               SOC
                SHOWBOAT DEVELOPMENT CORPORATION
                               SDC
                          SHOWBOAT INC.
                               SBI

                           ===========

                           CLAYTON UTZ
                    SOLICITORS AND ATTORNEYS
                     NO. 1 O'CONNELL STREET
                        SYDNEY  NSW  2000
                       TEL:  (02) 353 4000
                       FAX:  (02) 251 7832
                       COPYRIGHT RESERVED
                                                     CONFIDENTIAL

                        TABLE OF CONTENTS
CLAUSE                                                       PAGE

1. DEFINITIONS AND INTERPRETATION                               3
2. CONSIDERATION                                                5
3. ASSOCIATED DOCUMENTS                                         5
4. WARRANTIES AND DISCLAIMER                                    6
5. AUTHORITY APPROVAL OF DA2                                    6
6. AMENDMENT OF APPLICATION                                     7
7. APPLICATION UNCONDITIONAL                                    7
8. AMENDMENTS TO COMPLIANCE DEED                                7
9. AMENDMENTS TO OTHER EXECUTED PROJECT DOCUMENTS               9
10. GUARANTORS' CONSENT AND RATIFICATION                        9
11. AMENDING PARTIES' CONSENT AND RATIFICATION                  9
12. CONSENT TO VARIATIONS IN OTHER TRANSACTION DOCUMENTS        9
13. GENERAL                                                     9
14. MISCELLANEOUS                                              10
LIST OF EXHIBITS                                               17

THIS DEED is made the ________ day of ____________________, 1994.

BETWEEN      NEW   SOUTH   WALES  CASINO  CONTROL  AUTHORITY,   a
             statutory  corporation  constituted  by  the  Casino
             Control  Act,  1992, on behalf of the State  of  New
             South  Wales, pursuant to Section 142 of the  Casino
             Control  Act  1992, of Level 17,  309  Kent  Street,
             Sydney, NSW, Australia, 2000 ("AUTHORITY")

AND          SYDNEY  HARBOUR  CASINO PTY. LIMITED,  ACN  060  510
             410,  a  company  duly  incorporated  in  New  South
             Wales,  Australia  of Level 3, 472 Pacific  Highway,
             St. Leonards, NSW, Australia ("SHC")

AND          SYDNEY   HARBOUR  CASINO  PROPERTIES  PTY.  LIMITED,
             ACN  050 045 120, a company duly incorporated in New
             South  Wales,  Australia of  Level  3,  472  Pacific
             Highway,   St.   Leonards,  NSW,   Australia   ("SHC
             PROPERTIES")

AND          SYDNEY     HARBOUR    CASINO    HOLDINGS    LIMITED,
             ACN  064 054 431, a company duly incorporated in New
             South  Wales,  Australia of  Level  3,  472  Pacific
             Highway,   St.   Leonards,  NSW,   Australia   ("SHC
             HOLDINGS")

AND SHOWBOAT AUSTRALIA PTY. LIMITED, ACN 061 299 625, a company duly incorporated in New South Wales, Australia of Level 3, 472 Pacific Highway, St.
             Leonards, NSW, Australia ("SBA")

AND LEIGHTON PROPERTIES PTY. LIMITED, ACN 001 046 395, a company duly incorporated in New South Wales, Australia of Level 3, 472 Pacific Highway, St.
             Leonards, NSW, Australia ("LPPL")

AND LEIGHTON CONTRACTORS PTY. LIMITED, ACN 000 893 667, a company duly incorporated in New South Wales, Australia of Level 3, 472 Pacific Highway, St.
             Leonards, NSW, Australia ("LCPL")

AND          LEIGHTON  HOLDINGS  LIMITED,  ACN  004  482  982,  a
             company  duly  incorporated  in  New  South   Wales,
             Australia  of  Level  3, 472  Pacific  Highway,  St.
             Leonards, NSW, Australia ("LHL")

AND          SYDNEY     CASINO    MANAGEMENT    PTY.     LIMITED,
             ACN  060  462  053,  a company incorporated  in  New
             South  Wales,  Australia of  Level  3,  472  Pacific
             Highway, St. Leonards, NSW, Australia ("SCM")

AND          SHOWBOAT   OPERATING   COMPANY,   a   company   duly
             organized  under  the laws of the State  of  Nevada,
             USA  of 2800 Fremont Street, Las Vegas, Nevada 89104
             USA ("SOC")

AND SHOWBOAT DEVELOPMENT CORPORATION, a company duly organised under the laws of the State of Nevada USA of 2800 Fremont Street, Las Vegas, Nevada 89104 USA
             ("SDC")

                                2

AND SHOWBOAT INC., a company duly organised under the laws of the State of Nevada USA of 2800 Fremont
             Street, Las Vegas, Nevada 89104 USA ("SBI")

RECITALS

A.    On  22 April 1994 the Authority and certain of the Amending
      Parties entered into the Executed Project Documents.

B. Certain of the Executed Project Documents were amended by a First Amending Deed dated 6 October 1994.

C. This Deed is a further amending deed and is supplemental to certain of the Executed Project Documents.

D.    The  Compliance Deed imposed an obligation on SHC to obtain
      the   D.A.  for  Permanent  Site  and  pursuant   to   this
      obligation,  SHC lodged a development application  (defined herein  as  "DA1")  with the Consent Authority  on  6  June
      1994.

E. Following receipt of public comment on DAI, SHC formulated and submitted DA2 to the Consent Authority, with the consent of the Authority as landowner.

F. Clause 7 of the Compliance Deed contemplates variation of the Compliance Deed and paragraph B4.4.1.3 of the Brief to Applications and Addendum 34 to that Brief contemplate amendments to development applications.

G. DA2 involves increased construction costs and no reduction in the terms of the [financial offer] forming part of the Application.

H. The Consent Authority has given its consent to DA2 on terms and conditions that are acceptable to SHC and to the Authority.

I. The parties to the Compliance Deed have resolved by this Second Amending Deed to vary the Compliance Deed to permit
      DA2 to be substituted for DA1 insofar as they may be inconsistent.


THIS DEED WITNESSES

1.   DEFINITIONS AND INTERPRETATION

1.1  Definitions

     In this Deed, unless the context otherwise requires:

     "ACT" means the Casino Control Act, 1992.

     "AGREED DESIGN" means the design:

     (a) which has been developed in conformity with the terms of the Brief;

     (b) which is to be further developed in conformity with the terms of the Brief; and

     (c)  which is currently partially embodied in DA2,

     which to the extent that it differs from the design embodied in DA1 is agreed by the parties hereto to constitute a variation pursuant to clause 7 of the Compliance Deed;

     "AMENDING PARTIES" means all the parties to this Deed other than the Authority.

     "ANCILLARY AMENDING DEED" means the deed to be entered  into
     between [                  ]  to  amend  certain Transaction
     Documents other than the Executed Project Documents, the form and terms of which are set out in Exhibit 1. [IT IS ENVISAGED THAT THIS DOCUMENT WILL DEAL WITH AMENDMENTS TO TRANSACTION DOCUMENTS WHICH ARE NEITHER EXECUTED PROJECT DOCUMENTS NOR EXHIBITS TO THE COMPLIANCE DEED.]

     "CBA" means Commonwealth Bank of Australia, ACN 123 123 124.

     "COMPLIANCE DEED" means the deed so entitled dated 22  April
     1994 made between the Authority and the Application Parties as amended by the First Amending Deed.

     "DA1"  means  the development application for the  Permanent
     Site lodged with the Consent Authority by SHC Properties on 6 June 1994.

     "DA2"  means  the development application for the  Permanent
     Site lodged with the Consent Authority by SHC Properties on 2 September 1994.

     "EXECUTED PROJECT DOCUMENTS" means all of the following:

     (a)  Compliance Deed;

     (b)  CD Bank Guarantee (First);

     (c)  CCA Charge;

     (d)  CCA Cross Guarantee;

     (e)  Parent Guarantees;

     (f)  Confidentiality and Disclaimer Deed;

     (g)  Deed of Restraint; and

     (h)  Development Agreement Side Deed.

     "FIRST AMENDING DEED" means the deed of that name entered into on 6 October 1994 between the Authority and the Amending Parties.

     "SECOND SUPPLEMENTARY LEGAL OPINION" means the US legal opinion to be given by Messrs Kummer Kaempfer Bonner &
     Renshaw  of  Nevada, USA in the form and  on  the  terms  of
     Exhibit 2 regarding, inter alia, the enforceability of this Deed.

     "SECOND   SUPPLEMENTARY  MINISTER'S  APPROVAL  AND   CONSENT
     ACKNOWLEDGMENT"  means the acknowledgment  of  the  Minister
     dated [                       ] 1994, in the form and on the
     terms set out in Exhibit 3.

1.2  UNDEFINED WORDS AND PHRASES

     CapitaliSed words and phrases used in this Deed which are not defined in this Deed shall have the same meaning as in the Compliance Deed, except that references to "Application Parties" in the definitions of "Event of Default" and "Event of Force Majeure" shall be read as references to "Amending Parties". Likewise, capitalized words and phrases which are referred to in any such definition in the Compliance Deed shall have the same meaning as in the Compliance Deed. References to the Compliance Deed in this clause 1.2 are to the Compliance Deed as it reads without being amended by this Deed except where a contrary intention is expressed in this Deed.

1.3  INTERPRETATION

     Clause 1.2 of the Compliance Deed is hereby incorporated in this Deed as if it were expressly set out herein subject only to insertion of the words "the Compliance Deed" after "this Deed" in line 1 of clause 1.2(a).

1.4 To the extent of any inconsistency or conflict between the terms of this Deed, the Compliance Deed and the Act, License, any other Executed Project Document, any other Transaction Document, Invitation Document or the Application;

     (a)  the  Act shall prevail over the License, this Deed, the
          Compliance  Deed, all other Executed Project Documents,
          all   other   Transaction  Documents,  all   Invitation
          Documents and the Application;

     (b) a License (if and when granted to SHC) will prevail over this Deed, the Compliance Deed, all other Executed
          Project Documents, all other Transaction Documents, all
          Invitation Documents and the Application;

     (c) the Compliance Deed as amended by this Deed will prevail over all other Executed Project Documents, all other Transaction Documents, all Invitation Documents and the Application.

1.5 The rights and obligations of the Amending Parties under this Deed are in addition and without prejudice to their respective rights and obligations under the Act.

1.6 Nothing in this Deed whether express or implied prejudices, fetters or otherwise affects or is intended in any way to impose any obligation or restriction on the Authority which in any way conflicts with the obligations, powers, duties, restrictions and discretions of the Authority under the Act.

2.   CONSIDERATION

     Each party acknowledges to each other that it enters into this Deed and incurs obligations and gives rights under it for valuable consideration received from the other parties to this Deed.

3.   ASSOCIATED DOCUMENTS

     On or before execution of this Deed:

     (a) the Amending Parties other than CBA shall deliver to the Authority an unconditional written consent of Bain Capital Markets Limited pursuant to the terms of the Equity Underwriting Agreement to SHC Holdings, LPPL and SBA entering this Deed;

     (b) the Amending Parties other than CBA shall deliver to the Authority an unconditional written consent of CBA pursuant to the terms of the Facility Agreement to SHC, SHC Holdings and SHC Properties entering this Deed; and

     (c) SHC shall cause the delivery to the Authority of the duly executed Second Supplementary Legal Opinion.

4.   WARRANTIES AND DISCLAIMER

4.1 The Authority warrants that, pursuant to Sections 142(1) and 142(2) of the Act, the Minister has approved of both the Authority entering into this Deed and its terms as evidenced by the Second Supplementary Minister's Approval and Consent Acknowledgment.

4.2 Pursuant to the CCA Charge, the Authority hereby consents to SHC, SHC Holdings and SHC Properties entering into this
     Deed.

4.3 Nothing in this Deed shall be taken as, nor is capable of, constituting an obligation on the Authority to grant a License to any person (including without limitation SHC) or affecting the Authority's power to determine the Application by not granting a License to SHC pursuant to Section 18(1) of the Act.

4.4 Notwithstanding anything to the contrary expressed in or which would, but for this clause 4.4, be implied in this Deed, neither the Authority nor the State of New South Wales nor its members, employees, delegates, agents, consultants or advisers shall have any liability whatsoever to any party in respect of any failure or breach by the Authority under or in respect of this Deed or any other matter contemplated hereby.

4.5 (a) The covenants, undertaking, warranties and representations set out in clauses 1 to 6 inclusive of
          Schedule 1 to the Compliance Deed are hereby incorporated in this Deed as if expressly set out herein subject to the following:

          (i) delete the words "Application Parties" wherever they appear; and
          (ii)  in lieu insert the words "Amending Parties"

          and each Amending Party other than CBA represents and warrants to and with the Authority in those terms.

     (b) The representations and warranties included above are made as at the date of this Deed and are deemed repeated at all times during the currency of this Deed with reference to the facts and circumstances then subsisting as if made at each such time, unless otherwise expressly stated and shall be construed separately and the meaning of each shall in no way be limited by reference to any other clause contained in this Deed.

5.   AUTHORITY APPROVAL OF DA2

     The Authority and each Amending Party agrees that by executing this Deed the Authority confirms its approval and acceptance of the development consent issued by the Consent
     Authority.

6.   AMENDMENT OF APPLICATION

     Each of the parties to this Deed hereby agrees and acknowledges that SHC's application for a License is the Application as defined in the Compliance Deed as amended by this Deed (as verified by the statutory declaration herewith), which Application includes the Agreed Design.

7.   APPLICATION UNCONDITIONAL

     The Amending Parties agree that the Consent Authority having given its consent to DA2 on terms and conditions that are acceptable to SHC and the Authority, SHC's Application (as defined in the Compliance Deed as amended by this Deed) has become unconditional.

8.   AMENDMENTS TO COMPLIANCE DEED

8.1  AMENDMENTS TO THE BODY AND SCHEDULES OF THE COMPLIANCE DEED

     The Compliance Deed is amended as follows:

     (a) by deleting the existing definition of "Application" and replacing it with the following:

          [WE  WILL  NEED TO DISCUSS WHAT EXACTLY WILL CONSTITUTE
          "THE  APPLICATION" IN THIS SITUATION IN  COMPARISON  TO
          THE   EXISTING  DEFINITION,  AND  HOW  IT   SHOULD   BE
          DESCRIBED]

     (b)  where SHC agrees and acknowledges that:

          (i) there are no D.A. Conditions or other conditions attached to the Consent Authority's approval of DA2 which are unacceptable to it;

          (ii) there are no D.A. Appeal Events in relation to DA2; and

          (iv) there will be no D.A. Appeal in respect of DA2,

          the following definitions are redundant and therefore deleted:

          "D.A. Affected Design Bid", "D.A. Affected Financial Bid", "D.A. Appeal", "D.A. Appeal Event", "D.A. Approval Date", "DA Condition", "D.A. Condition Determination Date", "Final D.A. Approval Date", "Final D.A. Lodgement Date", "Final Design Bid", "Final Withdrawal Date" and "Initial Design Bid";

     (c) in the definition of "D.A. for Permanent Site", by deleting all the words after "means" and replacing them with the following words:

               "the  development  application for  the  Permanent
               Site  lodged  with  the Consent Authority  by  SHC
               Properties on 2 September 1994.";

     (d) in the definition of "Event of Force Majeure", by deleting all of paragraph (g) and replacing it with "(g) Not Used";

     (e)  by inserting the following new definition:

               "AGREED DESIGN" means the design:

               (a) which has been developed in conformity with the terms of the Brief;

               (b)  which   is   to   be  further  developed   in
                    conformity with the terms of the Brief; and

               (c)  which  as  at the date of the Second Amending
                    Deed is partially embodied in DA2.";

     (f)  in  clause  3(j), by deleting the words "and the  Final
          Design Bid (if any)";

     (g) in each of clause 5.3(a) and clause 5.3(b), by deleting the words "or a D.A. Appeal";

     (h)  by deleting clauses 6(d), 6(e), 6(f) and 6(g);

     (i)  in  clause  9.6(d),  by deleting  the  words  "or  D.A.
          Appeal",  and  replacing  the  comma  before  the  word
          "Event" with the word "or";

     (j) in the Schedule to the Deed, by deleting clauses 10(a), 10(b), 10(c), 10(e), 10(f), 10(g), 10(h), 10(i), 10(j)
          and 10(k).

8.2  AMENDMENTS TO EXHIBITS TO THE COMPLIANCE DEED

     (a) Exhibit 2 (Apartment Management Leases) is amended as follows:

          (i) in clause 14.6, by inserting the word "affect" before the word "either".

     (b) Exhibit 8 (Casino Operations Agreement) is amended as follows:

          (i)  by    deleting   the   existing   definition    of
               "Application" and replacing it with the following:

               " "Application" has the meaning given to it in the Compliance Deed."

     (c)  All  of  the  amendments  which  are  effected  by  the
          Ancillary   Amending  Deed  to  documents   which   are
          comprised in the Exhibits are also made to those documents as Exhibits.

8.3  RATIFICATION AND CONFIRMATION OF COMPLIANCE DEED

     In all other respects the parties to the Compliance Deed ratify and confirm their respective obligations under the Compliance Deed.

9.   AMENDMENTS TO OTHER EXECUTED PROJECT DOCUMENTS

     [QUERY IN PARTICULAR WHETHER ANY AMENDMENTS ARE REQUIRED  TO
     THE DEVELOPMENT AGREEMENT SIDE DEED]

10.  GUARANTORS' CONSENT AND RATIFICATION

     Each of LHL, SDC and SBI consents to the amendments to the Executed Project Documents in the manner set forth in clause 8 [and clause 9] and ratifies and confirms its respective obligations under the Leighton Guarantee and Showboat Guarantee respectively, in respect of each of such Executed Project Document as so amended.

11.  AMENDING PARTIES' CONSENT AND RATIFICATION

     To the extent that the consent of or approval by any Amending Party is required to the amendments to the Executed Project Documents in the manner set forth in clause 8 [and clause 9], under the terms of any Executed Project Document and/or any executed Application Documents to which it is a party, that consent is hereby given and each such Amending Party ratifies and confirms its obligations under each such Executed Project Document and/or executed Application Document, in respect of each of such deed as so amended.

12.  CONSENT TO VARIATIONS IN OTHER TRANSACTION DOCUMENTS

     Each of the parties to this Deed acknowledges and agrees  to the  making  of  those  amendments to Transaction  Documents
     other   than  the  Executed  Project  Documents  which   are
     described in the Ancillary Amending Deed.

13.  GENERAL

     Any  reference in any Transaction Document to  any  document amended  by this Deed shall be read and construed  and  have
     force   and  effect  as  including  the  amendments  thereto
     effected by this Deed.

14.  MISCELLANEOUS

     Clauses 7 and 8, 10 to 12, 13.2 and 14 to 32 inclusive of the Compliance Deed are hereby incorporated in this Deed as if expressly set out herein subject to the following:

     (a) each reference to the words "Application Parties" in clauses 8, 10, 11, 12, 13.2, 16, 17, 27, 28 and 30 of the Compliance Deed shall be read and construed as a reference to "Amending Parties";

     (b)  references  to  clauses within clause  8.2  and  clause
          11.5(b) shall be read as references to clauses of the Compliance Deed;

     (c)  a  reference  to  the Minister's Approval  and  Consent
          Acknowledgement  includes a  reference  to  the  Second
          Supplementary   Minister's   Approval    and    Consent
          Acknowledgement;

     (d) insert the words "SDC and SBI" after "SOC" in line 1 of clause 17.3; and

     (e)  delete  the words "as set out in clause 9" from line  3 of clause 18.

EXECUTED as a deed.

THE COMMON SEAL OF NEW               )
SOUTH WALES CASINO CONTROL           )
AUTHORITY was hereunto affixed in    )
the presence of the Chief Executive: )



___________________________      _______________________________
(Signature of Witness)           (Signature of Chief Executive)

___________________________      _______________________________
(Name of Witness)                (Name of Chief Executive)

SIGNED SEALED AND DELIVERED   )
for and on behalf of          )  _______________________________
SYDNEY HARBOUR CASINO PTY.    )  (Signature)
LIMITED, ACN 060 510 410 by   )
                              )
its Attorney under a Power of )
Attorney dated           and  )
registered Book     No.   and )
who declares that he has not  )
received any notice of the    )
revocation of such Power of   )
Attorney in the presence of:  )


_______________________________
(Signature of Witness)

_______________________________
(Name of Witness in Full)


SIGNED SEALED AND DELIVERED   )
for and on behalf of          )  _______________________________
SYDNEY HARBOUR CASINO         )  (Signature)
PROPERTIES PTY. LIMITED,      )
ACN 050 045 120 by            )
                              )
its Attorney under a Power of )
Attorney dated         and    )
registered Book    No.   and  )
who declares that he has not  )
received any notice of the    )
revocation of such Power of   )
Attorney in the presence of:  )


_______________________________
(Signature of Witness)
_______________________________
(Name of Witness in Full)

SIGNED SEALED AND DELIVERED   )
for and on behalf of          )  _______________________________
SYDNEY HARBOUR CASINO         )  (Signature)
HOLDINGS LIMITED, ACN 064 054 )
431 by                        )
its Attorney under a Power of )
Attorney dated       and      )
registered Book    No.   and  )
who declares that he has not  )
received any notice of the    )
revocation of such Power of   )
Attorney in the presence of:  )


_______________________________
(Signature of Witness)

_______________________________
(Name of Witness in Full)



SIGNED SEALED AND DELIVERED   )
for and on behalf of          )  _______________________________
SHOWBOAT AUSTRALIA PTY.       )  (Signature)
LIMITED, ACN 061 299 625 by   )
                              )
its Attorney under a Power of )
Attorney dated     and        )
registered Book    No.   and  )
who declares that he has not  )
received any notice of the    )
revocation of such Power of   )
Attorney in the presence of:  )


_______________________________
(Signature of Witness)

_______________________________
(Name of Witness in Full)

SIGNED SEALED AND DELIVERED   )
for an on behalf of           )  _______________________________
LEIGHTON PROPERTIES PTY.      )  (Signature)
LIMITED, ACN 001 046 395 by   )
                              )
its Attorney under a Power of )
Attorney dated      and       )
registered Book    No.   and  )
who declares that he has not  )
received any notice of the    )
revocation of such Power of   )
Attorney in the presence of:  )


_______________________________
(Signature of Witness)

_______________________________
(Name of Witness in Full)



SIGNED SEALED AND DELIVERED   )
for and on behalf of          )  _______________________________
LEIGHTON CONTRACTORS PTY.     )  (Signature)
LIMITED, ACN 000 893 667 by   )
                              )
its Attorney under a Power of )
Attorney dated       and      )
registered Book    No.   and  )
who declares that he has not  )
received any notice of the    )
revocation of such Power of   )
Attorney in the presence of:  )


_______________________________
(Signature of Witness)

_______________________________
(Name of Witness in Full)

SIGNED SEALED AND DELIVERED   )
for and on behalf of          )  _______________________________
LEIGHTON HOLDINGS LIMITED,    )  (Signature)
ACN 004 482 982 by            )
its Attorney under a Power of )
Attorney dated       and      )
registered Book    No.   and  )
who declares that he has not  )
received any notice of the    )
revocation of such Power of   )
Attorney in the presence of:  )


_______________________________
(Signature of Witness)

_______________________________
(Name of Witness in Full)



SIGNED SEALED AND DELIVERED   )
for and on behalf of          )  _______________________________
SYDNEY CASINO MANAGEMENT PTY. )  (Signature)
LIMITED, ACN 060 462 053 by   )
                              )
its Attorney under a Power of )
Attorney dated       and      )
registered Book    No.   and  )
who declares that he has not  )
received any notice of the    )
revocation of such Power of   )
Attorney in the presence of:  )


_______________________________
(Signature of Witness)

_______________________________
(Name of Witness in Full)

SIGNED SEALED AND DELIVERED   )
for and on behalf of          )  _______________________________
SHOWBOAT OPERATING            )  (Signature)
COMPANY by                    )
its Attorney under a Power of )
Attorney dated       and      )
registered Book    No.   and  )
who declares that he has not  )
received any notice of the    )
revocation of such Power of   )
Attorney in the presence of:  )


_______________________________
(Signature of Witness)

_______________________________
(Name of Witness in Full)



SIGNED SEALED AND DELIVERED   )
for and on behalf of          )  _______________________________
SHOWBOAT DEVELOPMENT          )  (Signature)
CORPORATION by                )
its Attorney under a Power of )
Attorney dated       and      )
registered Book    No.    and )
who declares that he has not  )
received any notice of the    )
revocation of such Power of   )
Attorney in the presence of:  )


_______________________________
(Signature of Witness)

_______________________________
(Name of Witness in Full)

SIGNED SEALED AND DELIVERED   )
for and on behalf of          )  _______________________________
SHOWBOAT INC. by              )  (Signature)
its Attorney under a Power of )
Attorney dated        and     )
registered Book    No.   and  )
who declares that he has not  )
received any notice of the    )
revocation of such Power of   )
Attorney in the presence of:  )


_______________________________
(Signature of Witness)

_______________________________
(Name of Witness in Full)

                        LIST OF EXHIBITS


EXHIBIT 1           Ancillary Amending Deed

EXHIBIT 2           Second Supplementary Legal Opinion

EXHIBIT 3           Second Supplementary Minister's Approval and
                    Consent Acknowledgment

                               SHC


                          EXHIBIT 1 TO
                      SECOND AMENDING DEED



                    (ANCILLARY AMENDING DEED)



                    - SYDNEY CASINO PROJECT -

                               SHC



                          EXHIBIT 2 TO
                      SECOND AMENDING DEED



              (SECOND SUPPLEMENTARY LEGAL OPINION)



                    - SYDNEY CASINO PROJECT -

               SECOND SUPPLEMENTARY LEGAL OPINION

                  [LETTERHEAD OF U.S. LAWYERS]

                      [____________], 1994


New South Wales Casino Control Authority and the State of New South Wales
Level 17
309 Kent Street
Sydney, New South Wales 2000
Australia

SYDNEY  CASINO  PROJECT:   SHOWBOAT, INC.,  SHOWBOAT  DEVELOPMENT
COMPANY AND SHOWBOAT OPERATING COMPANY

We have acted as counsel to Showboat, Inc., a Nevada Corporation ("SBO"), Showboat Development Company, a Nevada Corporation
("SDC"), and Showboat Operating Company, a Nevada Corporation ("SOC"), (hereinafter in this letter the "COMPANIES") in connection with the SHC Second Amending Deed executed by SBO, SOC, SDC, the New South Wales Casino Control Authority (on behalf of the State of New South Wales) ("AUTHORITY"), SHC, SHC Properties, SHC Holdings, SBA, LPPL, LCPL, LHL and SCM, dated [__________], 1994 (Sydney time).

This Opinion is being issued and delivered to the Authority pursuant to paragraph 3(c) of the SHC Second Amending Deed. SBO, SOC and SDC shall be collectively referred to herein as the "Companies". The SHC Second Amending Deed shall be referred to as the "Relevant Document". Capitalised terms are used herein as defined in the SHC Second Amending Deed unless otherwise defined.

As counsel to the Companies, we have examined originals, if available, or copies of the following documents and instruments:

(a)  Draft  Second  Amending Deed dated as of  [_______________],
     1994  and marked SHC:  2ND AD (FINAL [      ]) ("DRAFT FIRST
     AMENDING DEED");

(b)  Powers   of   Attorney  made by SBO, SOC and SDC each  dated
     [      ] ("POWERS OF ATTORNEY").

The Draft Second Amending Deed, shall be referred to as the "Draft Relevant Document".

We have examined originals, where available, or copies of:

(a)  Resolutions certified by the Secretary of SBO, SOC  and  SDC
     dated as of    [               ], 1994; and

(b)  Certificate of the Secretary of State of Nevada, dated as of
     [                 ], 1994, attesting to the good standing in
     Nevada of SBO, SOC and SDC.

We have conducted such other reviews as are necessary to give the opinions hereinafter stated.

In rendering the opinions expressed herein we have assumed the Relevant Document will not reflect any substantial change from the Draft Relevant Document which, if considered by us, would affect our opinions expressed herein. We have also assumed that the Relevant Document will be executed by SBO, SOC and SDC pursuant to the Powers of Attorney.

In our examinations we have assumed the due completion of each document (where blanks appear), and the due execution and due delivery of each document by each party as of the date hereof; the genuineness of all signatures other than the signatures of SBO, SOC and SDC; and the legal capacity of natural persons who signed or who will sign the documents. We further assume that the Relevant Document accurately describes and contains your understanding of the matters described therein and that there are no oral or written statements or agreements by you, that modify, amend, or vary, or purport to modify, amend or vary any of the terms of the Relevant Document. In our examination we have also assumed the authenticity of all documents submitted to us as originals, the conformity to original documents of all documents submitted to us as certified or photostatic documents. We further assume the absence of fraud or duress in the inducement or effectuation of the subject transactions and affirm that we have no actual knowledge that would lead us to believe that there exists any such fraud or duress.

We are admitted to the Bar of the State of Nevada, and in rendering our opinions hereinafter stated, we have relied on the applicable laws of the State of Nevada as these laws presently exist and as they have been applied and interpreted by courts having jurisdiction with the State of Nevada. We express no opinion as to the laws of any other jurisdiction other than laws of the United States of America.

Based upon the foregoing and in reliance thereon and subject to the assumptions, exceptions, qualifications and limitations set forth herein, we are of the opinion that:

1. (a) SBO is a corporation duly organised, validly existing and in good standing under the laws of the State of Nevada;

     (b) SOC is a corporation duly organised, validly existing, and in good standing under the laws of the State of Nevada;

     (c) SDC is a corporation duly organised, validly existing, and in good standing under the laws of the State of Nevada;

     (d)  Each of the Companies is:

          (i) in good standing and has all requisite power and authority to own and operate and deal with its properties and assets and to manage and to carry on its business as presently conducted; and

          (ii) duly qualified or registered to do business in every jurisdiction where a failure to be so qualified or registered would have a material adverse effect on the condition (financial or otherwise), operations or income of the Companies and is in good standing in each such jurisdiction in which the Companies are qualified or registered to do business.

2. The Relevant Document has been duly authorised, executed and delivered to you by the Companies. The Relevant Document constitutes legal, valid and binding obligations of the Companies, enforceable against the Companies in accordance with its terms. The Powers of Attorney are valid and binding appointments made by SBO, SOC and SDC respectively, which authorise the execution and delivery of the Relevant Document on behalf of the Companies by any of the attorneys named therein.

3. The execution and delivery of the Relevant Document, the performance and observance by the Companies of their respective obligations thereunder, and the consummation of the transactions contemplated thereby (including the grant of security interests and liens thereunder) are within the corporate authority of the Companies and have been duly authorised by all necessary corporate proceedings and actions on the part of the Companies.

4. The execution and delivery of the Relevant Document by the Companies does not, and the performance and observance by the Companies of their respective obligations thereunder, the transactions contemplated thereunder, and the provisions thereof, do not and will not contravene, conflict with, or result in a breach, default or violation of:

     (a) any provisions of the Companies' respective Articles of Incorporation, their respective Bylaws or any other constituent document of the respective Companies;

     (b)  any   provision  of  the  laws,  statutes,   rules   or
          regulations of the State of Nevada or of the Federal law or regulations of the United States; or

     (c) any decree, judgment, order, regulation or rule of any federal, state or municipal court, board or government or administrative authority or any agreement, instrument or arrangement binding on any of the Companies or any of their assets or properties or to which any of the Companies is a party, including the Relevant Document, nor will the same result in the creation of any security interest or mortgage under any such agreement, arrangement or instrument other than as may be expressly set out in the Relevant Document.

5. No approval or consent or other action by, and no filing with, any person, or state municipal or federal agency, board, authority or other government or administrative unit is required under any law, statute, rule or regulation as a condition to the validity, effectiveness or, enforceability of, or performance by the Companies of their respective obligations under, the Relevant Document or consummation of the transactions contemplated by the Relevant Document.

6. There are no actions, proceedings, enquiries, investigations or litigation of any nature pending, or, to our knowledge, threatened at law or in equity by or before any court, or government or administrative instrumentality, board or agency having jurisdiction over any of the Companies which has or may materially adversely affect the condition (financial or otherwise), operation or income of any of the Companies or which has or may affect or place in question the authority of any of the Companies to enter into or perform their respective obligations under, or the validity or enforceability of, the Relevant Document or the
     consummation  of  the  transactions  contemplated   by   the
     Relevant Document.

7. Although we are not in a position to give an unqualified opinion in this regard, we are of the opinion that there is a reasonable basis on which to conclude that the courts of the State of Nevada should give effect to the agreement of the parties set forth in the Relevant Document which will be governed by the laws of the State of New South Wales. This opinion is based, in part, upon the assumption, that the parties acted in good faith and not for the purpose of evading the law of the real situs of the contract and that the situs chosen by the parties has a substantial relationship to the transaction. SEE ENGEL V. ERNST, 102 Nev. 390, 724 P.2d 215 (1986), CONSTANZO V. MARINE MIDLAND REALTY, 101 Nev. 277, 701 P.2d 747 (1985), and SIEVERS V.
     DIVERSIFIED  MORTGAGE INVESTORS, 95 Nev. 811, 603  P.2d  270
     (1970).

8. The submission of the Companies to the jurisdiction of the Courts of New South Wales and the appointment of SBA as agent for service of process for any action or proceedings commenced in New South Wales is valid and binding on each of the Companies.

9. Any final and conclusive judgment obtained in the courts of New South Wales or Australia will be recognized and enforced by the courts of Nevada and the Federal Courts of the United
     States without a further review on the merits.

10. Claims under the Relevant Document against any of the Companies will rank at least pari pasu with the claims of all other unsecured creditors of the Companies respectively, other than those claims which are preferred by law generally.

11. In any proceedings taken in the State of Nevada and in any Federal Court of the United States, none of the Companies will be entitled to claim for itself or any of its assets immunity from suit, execution, attachment or other legal process.

12. Our opinion in paragraph 2 above as to the enforceability of the documents is subject to:

     (i)   bankruptcy,  insolvency,  reorganisation,   fraudulent
           transfer,  moratorium  or  other   laws   of   general
           application relating to or affecting the enforcement of creditors' rights;

     (ii) general principles of equity regardless of whether such issues are considered in a proceeding in equity or at law which provide, among other things, that the remedies of specific performance and other forms of equitable relief are subject to equitable defences and to the discretion of the court before which any proceeding therefor may be brought;

     (iii) the fact that a court may view any provision of the Relevant Document as unconscionable or subject to an obligation that the parties to the Relevant Document act reasonably or in a commercially reasonably manner;

     (iv) the fact that certain remedies contained in the Relevant Document may be qualified under the laws of the State of Nevada, none of which qualifications will materially interfere with the practical realisation of the benefits and the security provide thereby.

Our opinion in paragraph 8 above as to the valid and binding nature of the submission of the Companies to the jurisdiction of the Courts of New South Wales or Australia is subject to the equitable principle of forum non-conveniens. The Second Circuit of the United States Court of Appeals addressed this issue in ALLSTATE LIFE INSURANCE CO. V. LINTER GROUP LIMITED, 994 F.2d 996 (2d Cir. 1993). In LINTER GROUP, the Second Circuit discussed the legal principle of forum non-conveniens in dismissing an action in the State of New York despite a forum selection clause in an indenture selecting the Courts of the State of New York.

     "Although there is still a strong presumption in favour of a plaintiff's choice of forum, the Supreme Court has recognized that dismissal nevertheless may be appropriate where certain private and public interest factors point towards trial in an alternative forum. GULF OIL CORP. V. GILBERT, 330 US 501, 508-09, 91 L.Ed. 1055, 67 S. Ct. 839
     (1947) [remaining citations omitted].

     The private and public interest factors recognised by the Court in GILBERT include:

     (1)  the ease of access to sources of proof;

     (2) the availability of compulsory process for attendance of unwilling witnesses;

     (3)  the   cost   of   obtaining  attendance  of   unwilling
          witnesses;

     (4) practical problems involving the efficiency and expense of a trial;

     (5)  enforceability of judgments;

     (6)  administrative   difficulties   flowing   from    court
          congestion;

     (7)  imposing jury duty on citizens of the forum;

     (8) the local interest in having controversies decided at home; and

     (9)  the   avoidance   of  unnecessary   problems   in   the
          application of foreign law. GILBERT, supra 330 US at 508-09" LINTER, 994 F.2d at 1001.

     Therefore the opinion expressed in opinion paragraph 8 assumes that a court will carefully consider the factors listed in GULF OIL CORP. V. GILBERT, 330 U.S. 91 L. Ed. 1055, 67 S. Ct. 839 (1947) in determining the propriety of an alternative forum.

Our opinion in paragraph 9 above as to the enforceability of a judgment in the State of Nevada and in a Federal Court of the United States is subject to the constitutional principle of comity.

     "The U.S. Supreme Court defined comity as 'the recognition which one nation allows within its territory to the legislative, executive or judicial acts of another nation, having due regard both to international duty and convenience, and to the rights of its own citizens or of other persons who are under the protection of its laws.' HILTON V. GUYOT, 159 U.S. 113, 164, 40 L. Ed. 95, 16 S. Ct.
     139 (1895). As a general rule, comity may be granted where 'it is shown that the foreign court is a court of competent jurisdiction, and that the laws and public policy of the forum state and the rights of its residents will not be violated.' CUNARD S. S. CO. V. SALEN REEFER SERV. AB, 773 F.2d 452, 457 (2 Cir. 1985). Indeed, as long as the foreign court abides by 'fundamental standards of procedural fairness,' granting comity is appropriate. ID." ALLSTATE LIFE INSURANCE CO. V. LINTER GROUP LIMITED, 994 F.2d 996, 998 (2d Cir. 1993).

We therefore assume in rendering opinion paragraph 9 that the laws of New South Wales or Australia are "procedurally fair." In particular, we assume that (1) the laws of New South Wales and Australia do not favor its citizens over those of other nations, states and provinces; (2) the Companies are provided the opportunity to provide evidence in their defense; (3) the Companies will receive timely notice to permit them sufficient time to defend the action; and (4) the judgment rendered by an Australian or New South Wales court will not be against the public policy of the State of Nevada. We also assume that the courts of Australia and New South Wales recognise and enforce judgments rendered by courts of any state of the United States or federal courts of the United States of America.

The foregoing opinions are subject to the following additional qualifications:

     (a)  We  express no opinion as to the effectiveness  of  any provision  directly  or indirectly requiring  that  any
          consent,  modification,  amendment  or  waiver  be   in
          writing.

     (b) We express no opinion as to the enforceability of any provision which requires the party to indemnify another party for losses or damages caused by the indemnified party's gross negligence, intentional acts or omissions. Moreover, we advise you that a Court may not enforce an indemnity agreement which shifts the financial responsibility that the contract of indemnity expresses such intention in clear and unequivocal terms.

     (c) Since the opinions expressed in this letter are based upon the law in effect on the date hereof, we assume no obligation to revise or supplement this opinion letter should such law be changed by legislative action, judicial decision or otherwise.

We are qualified to practice and are experts in the laws of the State of Nevada and the Federal law of the United States. We are qualified to give this legal opinion. These opinions are effective as of the date hereof. No extensions of our opinions may be made by implication or otherwise. We expressly consent to and acknowledge your reliance on this opinion in executing the Relevant Document. Our opinions are not to be otherwise quoted in whole or in part without the express, written consent of this firm.

Yours sincerely

[US LAWYER]

                               SHC



                          EXHIBIT 3 TO
                      SECOND AMENDING DEED



            (SECOND SUPPLEMENTARY MINISTER'S APPROVAL
                   AND CONSENT ACKNOWLEDGMENT)



                     - SYDNEY CASINO PROJECT -

           SECOND SUPPLEMENTARY MINISTER'S APPROVAL
                   AND CONSENT ACKNOWLEDGMENT


                DATE: ____________________, 1994




              THE HONOURABLE ANNE MARGARET COHEN MP


                          ("MINISTER")



                          CLAYTON UTZ
                    SOLICITORS AND ATTORNEYS
                          LEVELS 27-35
                     NO. 1 O'CONNELL STREET
                         SYDNEY NSW 2000
                       TEL:  (02) 353 4000
                       FAX:  (02) 251 7832
                       COPYRIGHT RESERVED


                                                     CONFIDENTIAL

          SECOND SUPPLEMENTARY MINISTER'S APPROVAL AND
                     CONSENT ACKNOWLEDGEMENT


BY  THE HONOURABLE ANNE MARGARET COHEN MP Chief Secretary and the
Minister of the Crown for the time being administering the Casino
Control Act 1992 (NSW) ("ACT")

PURSUANT TO SECTION 142 OF THE ACT I HEREBY:

1. acknowledge having granted approval to the Authority for and on behalf of the State, to conduct negotiations and to enter into the agreement referred to in Schedule 1;

2. acknowledge that the agreement referred to in Schedule 1 is for or in connection with the establishment and operation of a casino and any development of which a casino or proposed casino forms part;

3.   approve  of  the  terms  of  the agreement  referred  to  in
     Schedule 1; and

4. consent to the assignment of rights and obligations under or in respect of the agreement referred to in Schedule 1 and to the encumbering of the rights under or in respect of the agreement referred in Schedule 1 as specified in the Item referable to the relevant agreement and on condition that each such assignment and encumbrance (and any later sale of such rights) is given or occurs in accordance with the provisions of the relevant agreement as specified.

For the avoidance of doubt the terms of the agreement referred to in clauses 1 to 4 inclusive are those contained in the documents marked for identification with the official stamp of the Chief Secretary's Department and held and available during business hours for inspection at the Department by any party to them.

In  giving  this approval I note that the Authority  must,  under
Section 12 of the Casino Control Act, satisfy itself as to the suitability of any applicant to which a license is ultimately granted under Section 18 of the Act.

This acknowledgment shall not be taken as, nor is capable of, being an approval, consent or acknowledgment in respect of any agreement to which the Authority is not a party whether or not such agreement forms an annexure, exhibit or schedule to the agreement referred to in Schedule 1.

This Acknowledgment is given solely for the purposes of Section 142 of the Act and accordingly, any person entering into or relying upon the agreement to which the Authority is a party referred to in Schedule 1 does so based solely upon the person's own commercial judgment of, and professional advices in respect of, the terms of such agreement and the matters, express or implied, contemplated by such agreement.

Terms used but not defined in this Acknowledgment have the same meaning as in the Act.


SIGNED   by   THE   HONOURABLE  ANNE   MARGARET   COHEN   MP   on
[_________________], 1994.



__________________________________________
The Honourable Anne Margaret Cohen MP



__________________________________________
Witnessed by:  R.D. McGregor J.P.

                            SCHEDULE 1


                             ITEM 1

                      PARTIES AND AGREEMENT


SHC Second Amending Deed made or to be made between the Authority, Sydney Harbour Casino Pty. Limited, Sydney Harbour Casino Properties Pty. Limited, Sydney Harbour Casino Holdings Limited, Showboat Australia Pty. Limited, Leighton Properties Pty. Limited, Leighton Contractors Pty. Limited, Leighton Holdings Limited, Sydney Casino Management Pty. Limited, Showboat Operating Company, Showboat Development Corporation and Showboat Inc.


                 ASSIGNMENT AND ENCUMBERING AND
                 CONDITIONS RELATING TO THE SAME

Clause 14:  Miscellaneous

                               SHC
                       THIRD AMENDING DEED

                              Date:



            New South Wales Casino Control Authority
                            Authority
               Sydney Harbour Casino Pty. Limited
                               SHC
          Sydney Harbour Casino Properties Pty. Limited
                         SHC Properties
             Sydney Harbour Casino Holdings Limited
                          SHC Holdings
                 Showboat Australia Pty. Limited
                               SBA
                Leighton Properties Pty. Limited
                              LPPL
                Leighton Contractors Pty. Limited
                              LCPL
                    Leighton Holdings Limited
                               LHL
              Sydney Casino Management Pty. Limited
                               SCM
                   Showboat Operating Company
                               SOC
                Showboat Development Corporation
                               SDC
                          Showboat Inc.
                               SBI
                  Natal Mutual Trustees Limited
                             Trustee





                           Clayton Utz
                    Solicitors and Attorneys
                     No. 1 O'Connell Street
                         SYDNEY NSW 2000
                       Tel: (02) 353 4000
                       Fax: (02) 251-7832
                       Copyright Reserved





                                                     CONFIDENTIAL

                        TABLE OF CONTENTS



Clause                                                      Page

1.   DEFINITIONS AND INTERPRETATION                           3

2.   CONSIDERATION                                            5

3.   ASSOCIATED DOCUMENTS                                     5

4.   WARRANTIES AND DISCLAIMER                                5

5.   TRUSTEE'S ACCESSION TO COMPLIANCE DEED                   6

6.   OTHER PARTIES TO COMPLIANCE DEED                         6

7.   AMENDMENTS TO COMPLIANCE DEED                            7

8.   GUARANTORS' CONSENT AND RATIFICATION                    28

9.   AMENDING PARTIES' CONSENT AND RATIFICATION              28

10.  LIMITATION ON TRUSTEE'S LIABILITY                       28

11.  GENERAL                                                 29

12.  MISCELLANEOUS                                           29

THIS DEED is made the                       day of           1994

BETWEEN NEW SOUTH WALES CASINO CONTROL AUTHORITY, a statutory corporation constituted by the Casino Control Act, 1992, on behalf of the State of New South Wales, pursuant to section 142 of the Casino Control Act 1992, of level 17, 309 Kent Street, Sydney, NSW, Australia, 2000 ("Authority")

AND SYDNEY HARBOUR CASINO PTY. LIMITED, ACN 060 510 410, a company duly incorporated in New South Wales, Australia of Level 3, 472 Pacific Highway, St. Leonards, NSW,
          Australia ("SHC")

AND       SYDNEY HARBOUR CASINO PROPERTIES PTY. LIMITED, ACN  050
          045  120,  a  company duly incorporated  in  New  South
          Wales,  Australia of Level 3, 472 Pacific Highway,  St.
          Leonards, NSW, Australia ("SHC Properties")

AND       SYDNEY  HARBOUR CASINO HOLDINGS LIMITED,  ACN  064  054
          431,  a  company duly incorporated in New South  Wales,
          Australia   of  Level  3,  472  Pacific  Highway,   ST.
          Leonards, NSW, Australia ("SHC Holdings")

AND SHOWBOAT AUSTRALIA PTY. LIMITED, ACN 061 299 625, a company duly incorporated in New South Wales, Australia of Level 3, 472 Pacific Highway, St. Leonards, NSW,
          Australia ("SBA")

AND LEIGHTON PROPERTIES PTY. LIMITED, ACN 001 046 395, a company duly incorporated in New South Wales, Australia of level 3, 472 Pacific Highway, ST. Leonards, NSW,
          Australia ("LPPL")

AND LEIGHTON CONTRACTORS PTY. LIMITED, ACN 000 893 667, a company duly incorporated in New South Wales, Australia of level 3, 472 Pacific Highway, St. Leonards, NSW,
          Australia ("LCPL")

AND LEIGHTON HOLDINGS LIMITED, ACN 004 482 982, a company duly incorporated in New South Wales, Australia of level 3, 472 Pacific Highway, St. Leonards, NSW,
          Australia ("LHL")

AND       SYDNEY CASINO MANAGEMENT PTY. LIMITED, ACN 060 462 053,
          a   company  duly  incorporated  in  New  South  Wales,
          Australia   of  level  3,  472  Pacific  Highway,   St.
          Leonards, NSW, Australia ("SCM")

AND       SHOWBOAT  OPERATING COMPANY, a company  duly  organised
          under  the  laws of the State of Nevada,  USA  of  2800
          Fremont Street, Las Vegas, Nevada 89104 USA ("SOC")

AND       SHOWBOAT   DEVELOPMENT  CORPORATION,  a  company   duly
          organized under the laws of the State of Nevada, USA of 2800 Fremont Street, Las Vegas, Nevada, 89104, USA
          ("SDC")

AND SHOWBOAT INC, a company duly organized under the laws of the State of Nevada, USA of 2800 Fremont Street, Las
          Vegas, Nevada, 89104, USA ("SBI")

AND NATIONAL MUTUAL TRUSTEES LIMITED, ACN 004 029 841, a company duly incorporated in the State of Victoria and having its principal office in the State of New South Wales at 11th Floor, 44 Market Street, Sydney (the "Trustee")

RECITALS

A.    On  22 April 1994 the Authority and certain of the Amending
      Parties entered into the Executed Project Documents.

B. Certain of the Executed Project Documents were amended by ** the First Amending Deed ** and ** the Second Amending
      Deed **.

C. This Deed is an amending deed and is supplemental to certain of the Executed Project Documents.

D. SHC is an applicant for the issue of a casino licence by the Authority under section 18 of the Act.

E. Section 12 of the Act provides that the Authority must not grant an application for a casino licence unless satisfied that the applicant, and each "close associate" (as defined in section 13 of the Act) of the applicant is a suitable person to be concerned in or associated with the management and operation of a casino.

F. LPPL currently has certain connections with SHC which may make LPPL a "close associate" of SHC.

G. A number of allegations which may impugn the reputation of the Leighton Group companies have required the Authority to consider the suitability of LPPL.

H. LPPL has therefore proposed that it be disassociated from its possible "close associate" relationship with SHC until the question of its suitability to be concerned in, or associated with, the management and operation of a casino has been resolved.

I.    To   implement   LPPL's  proposal,  the  Trust   has   been
      established and the Trust Property has been assigned by LPPL to the Trustee.

J. The Trustee wishes to become bound by the Compliance Deed from the date hereof, as if it were a party to the Compliance Deed, and to be included as a party to the Casino Operations Agreement.

K.    The  parties  hereto  wish  to  amend  certain  Transaction
      Documents to reflect the trust arrangements described above.

THIS DEED WITNESSES

1.    DEFINITIONS AND INTERPRETATION

1.1   Definitions

      In this Deed, unless the context otherwise requires:

      "ACT" means the Casino Control Act, 1992.

      "AMENDING PARTIES" means all the parties to this Deed other than the Authority.

      "COMPLIANCE  DEED"  means the deed  so  entitled  dated  22
      April  1994  made between the Authority and the Application
      Parties as amended by the First Amending Deed ** and the Second Amending Deed **.

      "EXECUTED PROJECT DOCUMENTS" means all of the following:

      (a)   Compliance Deed;

      (b)   CD Bank Guarantee (First);

      (c)   CCA Charge;

      (d)   CCA Cross Guarantee;

      (e)   Parent Guarantees;

      (f)   Confidentiality and Disclaimer Deed;

      (g)   Deed of Restraint; and

      (h)   Development Agreement Side Deed.

      "FIRST  AMENDING DEED" means the deed of that name  entered into  on  6  October  1994 between the  Authority,  **  the
      Amending   Parties  (other  than  the  Trustee)   and   the
      Commonwealth Bank of Australia.

      **   "SECOND  AMENDING DEED" means the deed  of  that  name
      entered  into  on [      ] 1994, between the Authority  and
      the Amending Parties other than the Trustee.**

      "THIRD   SUPPLEMENTARY  MINISTER'S  APPROVAL  AND   CONSENT
      ACKNOWLEDGMENT"  means the acknowledgment of  the  Minister
      dated  [          ] 1994, in the form and on the terms  set
      out in Exhibit 1.

      "THIRD SUPPLEMENTARY LEGAL OPINION" means the US legal opinion to be given by Messrs Kummer Kaempfer Bonner &
      Renshaw  of  Nevada, USA in the forma and on the  terms  of
      Exhibit 2 regarding, inter alia, the enforceability of the Deed.

      "TRUSTEE'S INDEMNITY" means:

      (a)   the  Trustee's  right  of indemnity  from  the  Trust
            Property;

      (b) any equitable liens and other encumbrances granted to the Trustee in respect of the Trust, the Trust
            Property  or the beneficiaries under the Trust  Deed;
            and

      (c) all moneys paid or payable under or in respect of any such right, title or interest.

      "TRUST DEED" means the deed dated[ ] between the Trustee and [the Settlor].

      "TRUST  PROPERTY" has the meaning given to it in the  Trust
      Deed.

1.2   UNDEFINED WORDS AND PHRASES

      Capitalised words and phrases used in this Deed which are not defined in this Deed shall have the same meaning as in the Compliance Deed. Likewise, capitalised words and phrases which are referred to in any such definition in the Compliance Deed shall have the same meaning as in the Compliance Deed. References to the Compliance Deed in this clause 1.2 are to the Compliance Deed as it reads without being amended by this Deed, except where a contrary intention is expressed in this Deed.

1.3   INTERPRETATION

      Clause 1.2 of the Compliance Deed is hereby incorporated in this Deed as if it were expressly set out herein subject only to insertion of the words "the Compliance
      Deed" after "the Deed" in line 1 of clause 1.2(a).

1.4 To the extent of any inconsistency or conflict between the terms of this Deed, the Compliance Deed and the Act, License, any other Executed Project Document, any other Transaction Document, Invitation Document or the Application.

      (a)   the  Act  shall prevail over the license, this  Deed,
            the  Compliance  Deed,  all  other  Executed  Project
            Documents,  all  other  Transaction  Documents,   all
            Invitation Documents and the Application;

      (b) a License (if and when granted to SHC) will prevail over this Deed, the Compliance Deed, all other Executed Project Documents, all other Transaction Documents, all Invitation Documents and the Application;

      (c)   the  Compliance  Deed as amended by  this  Deed  will
            prevail  over  all other Executed Project  Documents,
            all   other  Transaction  Documents,  all  Invitation
            Documents and the Application.

1.5 The rights and obligations of the Amending Parties under this Deed are in addition and without prejudice to their respective rights and obligations under the Act.

1.6 Nothing in this Deed whether express or implied prejudices, fetters or otherwise affects or is intended in any way to impose any obligation or restriction on the Authority which in any way conflicts with the obligations, powers, duties, restrictions and discretions of the Authority under the Act.

2.    CONSIDERATION

      Each party acknowledges to each other party that it enters into this Deed and incurs obligations and gives rights under it for valuable consideration received from the other parties to this Deed.

3.    ASSOCIATED DOCUMENTS

      On or before execution of this Deed:

      (a) the Amending Parties shall deliver to the Authority an unconditional written consent of BCML pursuant to the terms of the Equity Underwriting Agreement to SHC Holdings, LPPL and SBA entering this Deed;

      (b) the Amending Parties shall deliver to the Authority an unconditional written consent of CBA pursuant to the terms of the Facility Agreement to SHC, SHC
            Holdings and SHC Properties entering the Deed;

      (c) SHC shall cause the delivery to the Authority of the duly executed Third Supplementary Legal Opinion,

      in each case in form and substance acceptable to the Authority.

4.    WARRANTIES AND DISCLAIMER

4.1 The Authority warrants that, pursuant to sections 142(1) and 142(2) of the Act, the Minister has approved of both the Authority entering into this Deed and its terms as evidenced by the Third Supplementary Minister's Approval and Consent Acknowledgment.

4.2 Pursuant to the CCA Charge, the Authority hereby consents to SHC, SHC Holdings and SHC Properties entering into this Deed.

4.3 Nothing in this Deed shall be taken as, nor is capable of, constituting an obligation on the Authority to grant a Licence to any person (including without limitation SHC) or affecting the Authority's Power to determine the Application by not granting a Licence to SHC pursuant to section 18(1) of the Act.

4.4 Notwithstanding anything to the contrary expressed in or which would, but for this clause 4.4, be implied in this Deed, neither the Authority nor the State of New South Wales nor its members, employees, delegates, agents, consultants or advisers shall have any liability whatsoever to any party in respect of any failure or breach by the Authority under or in respect of this Deed or any other matter contemplated hereby.

4.5 (a) The covenants, undertaking, warranties and representations set out in clauses 1 to 6A inclusive of Schedule 1 to the Compliance Deed (as amended by clause 7.1(e) of this Deed) are hereby incorporated in this Deed as if expressly set out herein subject to the following:

            (i)    delete   the   words   "Application   Parties"
                   wherever they appear; and

            (ii)   in  lieu  thereof  insert the words  "Amending
                   Parties,"

                   and   each   Amending  Party  represents   and
                   warrants to and with the Authority in those terms.

      (b) The representations and warranties included above are made as at the date of this Deed and are deemed repeated at all times during the currency of this Deed with reference to the facts and circumstances then subsisting as if made at each such time, unless otherwise expressly stated and shall be construed separately and the meaning of each shall in no way be limited by reference to any other clause contained in this Deed.

5.    TRUSTEE'S ACCESSION TO COMPLIANCE DEED

      The Trustee agrees that it will be bound, with effect from and including the date hereof by the Compliance Deed as if it was named in and as a party to the Compliance Deed.

6.    OTHER PARTIES TO COMPLIANCE DEED

      The Authority, SHC, SHC Properties, SHC Holdings, SBA, LPPL, LHL, SCM and SOC each agree with the Trustee that each of the Authority, SHC. SHC Properties, SHC Holdings, SBA, LPPL, LHL, SCM and SOC will observe other terms and conditions of the Compliance Deed to enable the Trustee to receiver the benefit of and to enjoy all the rights and to be subject to all the obligations under the Compliance Deed to the same extent as if the Trustee was, from the date of this Deed, named in and as a party to the Compliance Deed.

7.    AMENDMENTS TO COMPLIANCE DEED

7.1   Amendments  to  the  Body and Schedules of  the  Compliance
      Deed

      With  effect  from  the date of this Deed,  the  Compliance
      Deed is amended as follows:

      (a) in clause 1.1, in the definitions "Casino Exclusivity Agreement", Casino Duty and Community Benefit Levy Agreement", "Casino Operations Agreement", Casino Taxes Agreement", CCA Charge", CD Bank Guarantee (Second)", "COA Lease Terms", "Deed of Covenant", Development Agreement Side Deed", Permanent Site Freehold Lease", "Temporary Site Construction Sub-Lease" and "Temporary Site Sub-Lease" delete "as amended by the First Amending Deed" at the end of each definition;

      (b) in clause 1.1, insert the following new definitions in such a way that all of the definitions in that clause appear in alphabetical order:

            "SBI" means Showboat Inc.

            "SDC" means Showboat Development Corporation.

            "THIRD  AMENDING DEED" means the deed  of  that  name
            dated  [    ]  between       the  Authority,  **  THE
            APPLICATION PARTIES, LEIGHTON CONTRACTORS PTY LIMITED, SHOWBOAT DEVELOPMENT CORPORATION, SHOWBOAT INC. and the Trustee.

            "TRUST" means the trust created by the Trust Deed.

            "TRUST  DEED"  means the deed dated on or  **  BEFORE
            the  date  of the Third    Amending Deed between  the
            Trustee and [the Settlor].

            "TRUST DOCUMENTS" has the meaning given to it in  the
            Casino  Operations    Agreement  as  amended  by  the
            Third Amending Deed.

            "TRUSTEE" means National Mutual Trustees Limited.

            "TRUST PROPERTY" has the meaning given to it in the Trust Deed.

            "TRUSTEE'S INDEMNITY" means:

            (a) the Trustee's right of indemnity from the Trust Property;

            (b)    any  equitable  liens  and other  encumbrances
                   granted  to  the  Trustee  in respect  of  the
                   Trust,    the   Trust    Property    or    the
                   beneficiaries under the Trust Deed; and

            (c)    all   moneys  paid  or  payable  under  or  in
                   respect of any  such right, title or interest.

      (c) in clause 1, delete altogether the definition of "Casino Complex Works Agreement";

      (d)   in   clause  1.1,  in  the  definition  of  "Q  &   M
            Documents", delete the words "and the Casino  Complex
            Works Agreement" at the end;

      (e)   in   clause  1.1,  in  the  definition  of   "Project
            Documents":

            (i) delete the word "and" at the end of sub-paragraph (cc);

            (ii) ** replace the full stop at the end of sub-paragraph (dd) with ":" and

            (iii) insert the following sub-paragraphs after sub-paragraph (dd):

                    "(ee)  the Third Amending Deed; and

                    (ff)   the Trust Documents.":

**          (f)   insert  the following new clauses  8.3A,  8.3B,
            8.3C, 8.3D, and 8.3E immediately after clause 8.3:

            "8.3A With effect on and from the date of the Third Amending Deed, LPPL indemnifies each of the Authority and the State of New South Wales and shall keep each of the Authority and the State of New South Wales indemnified at all times on and from that date against any and all loss, damage, claims, penalties, liabilities and expenses (including special, indirect and consequential damages and legal costs on the higher of a full indemnity basis or a solicitor and own client basis and without the need for taxation) whatsoever directly or indirectly caused or contributes to by a Trustee in respect of which the Authority and/or the State if New South Wales is entitled to make a demand or claim upon the Trustee under clauses 8.1 or 8.2 of this Deed (whether or not the Authority and/or the State of New South Wales has made such a demand or claim upon the Trustee).

            8.3B The parties agree that the limitation on the Trustee's liability provided for in clause 33 of this Deed shall in no way limit, prejudice or otherwise affect the rights of the Authority and the State of New South Wales to exercise their respective rights under clause 8.3A and make a demand or claim upon LPPL under clause 8.3A and recover moneys under the clause.

            8.3C The Authority and the State of New South Wales are not required to make a demand or claim upon, or commence proceedings or enforce any other right against the Trustee or any other person, before making any demand or claiming from LPPL under the indemnity in clause 8.3A.

            8.3D With effect on and from the date of the Third Amending Deed, the Trustee indemnifies each of the Authority and the State of New South Wales and shall keep each of the Authority and the State of New South Wales indemnified at all times on and from that date against any and all loss, damage, claims, penalties, liabilities and expenses (including special, indirect and consequential damages and legal costs on the higher of a full indemnity basis or a solicitor and own client basis and without the need for taxation) whatsoever directly or indirectly caused or contributed by a breach of this Deed or of any Transaction Document by LPPL in respect of which the Authority and/or the State of New South Wales is entitled to make a demand or claim upon LPPL under clauses 8.1 or 8.2 of this Deed (whether or not the Authority and/or the State of New South Wales has made such a demand or claim upon ** LPPL).

            8.3E The Authority and the State of New South Wales are not required to make a demand or claim upon, or commence proceedings or enforce any other right against LPPL or any other person, before making any demand or claiming from the Trustee under the indemnity in clause 8.3D.";

      (g) insert the following new clause 33 immediately after clause 32:

            "33.   LIMITATION OF TRUSTEE'S LIABILITY

                   Notwithstanding  any   other  clauses  in  this
                   Deed or in any other Transaction Document:

                   (a)    the  Trustee enters  into this Deed  as
                          trustee  of  the Trust and not  in  its
                          personal capacity;

                   (b)    the  Trustee has no  personal liability
                          in  relation  to any of its obligations
                          under  or  arising  out of any  of  the
                          Transaction Documents;

                   (c) in relation to each such obligation the liability of the Trustee is limited to and does not extend beyond the Trust Property as it stands at the time at which any such obligation is not met or satisfied;

                   (d)    the  Trustee  will  not  be  liable  to
                          meet  or  satisfy  any such  obligation
                          from   its  own   assets  (except   the
                          Trustee's Indemnity);

                   (e) the preceding paragraphs apply notwithstanding the fact that the
                          liabilities  of  the   Trustee  in  its
                          capacity  as the trustee  of the  Trust
                          may   from  time to  time  and  at  any
                          time  almost  equal,  equal  or  exceed
                          the  value  of  the Trust  Property  at
                          the relevant time;

                   (f)    paragraphs (a) - (e)  do not  apply  to
                          the   liability  of   the  Trustee   in
                          relation  to any  obligation  which  in
                          any  Transaction  Document the  Trustee
                          expressly   assumes  in  its   personal
                          capacity;

                   (g) it is acknowledged by the Trustee that the Trust Property at any time will include the amount of any compensation found by a Final Judgment (or admitted by the Trustee) to be payable by the Trustee to restore the Trust Property because of a failure by the Trustee to exercise in relation to the Trust the degree of care, diligence and prudence required of a trustee or because of some other neglect, default or breach of duty by the Trustee having regard to the powers and duties conferred on the Trustee by the Trust Deed or otherwise in either case occurring before the time in question and causing  loss  to the Trust  quantified
                          before the  time in question;

                   (h) for the purposes of this clause 33 "FINAL JUDGMENT" means a judgment of a court of law in Australia against which there can be no appeal or in relation to which the time to appeal has expired.":

      (h) in clause (g) of Schedule 1, insert the following after the words "impressed by any trust":

            "(other than the Trust)":

      (i) in Schedule 1, insert the following new clause 6A immediately after clause 6:

            "6A.   With  the  effect from the date of  the  Third
                   Amending   Deed,    the   Trustee   covenants,
                   warrants, represents and undertakes to and with the Authority as follows:

                   (a)    (TRUSTEE):  the  Trustee has  power  to
                          enter  into this  Deed in its  capacity
                          as trustee of the Trust;

                    (b)    (TRUST  VALIDLY CREATED):   the  Trust
                           has  been  validly created and  is  in
                           existence  at  the date of  the  Third
                           Amending Deed;

                    (c)    (TRUSTEE   VALIDLY  APPOINTED):    the
                           Trustee has been validly appointed  as
                           trustee  of the Trust and is presently
                           the sole trustee of the Trust;

                    (d) (NO PROCEEDINGS): no proceedings of any description have been or are likely to be commenced or threatened which could have a material adverse effect on the assets, or financial position or the Trustee's trusteeship of the Trust;

                    (e) (NO ACQUISITION OF TRUST ASSETS): the Trustee has not done, or failed to do, any act whereby any of the
                           assets   of   the  Trust   have   been
                           acquired  by  any  other  person,   no
                           assets  of  the  Trust  are  presently
                           registered  in the name of  any  other
                           person,  and no person other than  the
                           beneficiaries previously  notified  to
                           the  Authority has acquired any  right
                           of   any   kind  whether   vested   or
                           contingent in any asset of the Trust;

                    (f)    (RIGHTS  OF  INDEMNITY AND EXONERATION
                           AGAINST TRUST ASSETS):

                           (i)   the  Trustee in its capacity  as
                                 trustee  of the Trust has  valid
                                 rights  of  the  indemnity   and
                                 exoneration against  the  assets
                                 of  the Trust, which rights  are
                                 available  for  satisfaction  of
                                 all    liabilities   and   other
                                 obligations  incurred   by   the
                                 Trustee under this Deed; and

                           (ii)  there     is    no    subsisting
                                 circumstance  or   other   thing
                                 which  has  or  could  have  the
                                 effect    of   prejudicing    or
                                 diminishing the Trustee's  right
                                 of   indemnity  and  exoneration
                                 against the assets of the  Trust
                                 in  any way and without limiting
                                 the     generality    of     the
                                 foregoing,  the  Trust  has  not
                                 released,   disposed    of    or
                                 charged
                                 such rights;

                    (g)    the Trustee will:

                           (i)   (NEW   TRUSTEE):   procure  that
                                 any  new  trustee  executes  any
                                 documents     which    Authority
                                 requires    in   its    absolute
                                 discretion;

                           (ii)  (DETERMINATION OF  TRUST  ETC.):
                                 notify  the Authority  forthwith
                                 in   writing  if  the  Trust  is
                                 determined  or  for  any  reason
                                 ceases to exist;

                    (h)    the Trustee shall not:

                           (i)   default  in  the performance  of
                                 its  obligations as  trustee  of
                                 the Trust;

                           (ii)  release,    dispose    of     or
                                 otherwise prejudice:

                                 A.    Its  rights  of  indemnity
                                       against      the     Trust
                                       Property;

                                 B.    Its        rights       of
                                       exoneration; or

                                 C.    Its  equitable  lien  over
                                       the Trust Property."

7.2   Amendments to Exhibits to the Compliance Deed

      (a) Exhibit 8 (Casino Operations Agreement) is amended as follows:

            (i) include National Mutual Trustees Limited as a party, including by inserting the following words at the end of the list of parties on page 1:

                   "NATIONAL MUTUAL TRUSTEES LIMITED, ACN 004 029 841, a company duly incorporated in the State of Victoria and having its principal office in the State of New South Wales at 11th Floor, 44 Market Street, Sydney (TRUSTEE");

            (ii) add the following recitals immediately after recital F:

                   "G. Pursuant to certain of the Trust Documents, LPPL has assigned the Trust Property to the Trustee to be held on the terms of the Trust Deed.

                    H.     This   Agreement  contains  provisions
                           introduced by the Third Amending  Deed
                           to reflect that assignment.";

            (iii) insert in clause 1.1 the following new definitions in such a way that all of the definitions in clause 1.1 appear in alphabetical order:

                   "APPROVED TRUSTEE" means **:

                   (a) **any company which is named from time to time in the First Part of the Third Schedule of the Trustee Companies Act 1964 of New South Wales, or which is otherwise included in the definition of "Trustee Company" in that Act from time to time; and

                   (b)    such  other  person  as  the  Authority
                          may determine,

                          unless  the  Authority determines  from
                          time  to time that any such company  or
                          person  is  not  included  within  this
                          definition.

                          "ASSIGNED  DOCUMENTS SIDE  DEED"  means
                          the  deed  of that name  between  LPPL,
                          SBA,  SHC Holdings, the  Licensee,  SHC
                          Properties,  SOC,  the  Casino  Manager
                          and  the  Trustee  dated on  or  before
                          the date of this Agreement.

                          "BCM" means  Bain Capital Markets  Pty.
                          Limited, ACN 000 690 933.

                          "CALL  OPTION" means the  call  options
                          dated  on or before the  date  of  this
                          Agreement   relating  to    the   Trust
                          Property   (other  than   the  Shares),
                          between  the  Trustee  as  grantor  and
                          LPPL as grantee.

                          "DEED   OF    ASSIGNMENT   -   LEIGHTON
                          CONTRACTs"  means   the  deed  of  that
                          name  between  LPPL and the Trustee  on
                          or before the date of this Agreement,

                          "PUT  OPTION"  means  the   put  option
                          dated  on  or about  the date  of  this
                          Agreement   relating   to   the   Trust
                          Property  between  LPPL as grantor  and
                          the Trustee as grantee.

                          "SHARE  CALL  OPTION"  means  the  call
                          option dated on or  before the date  of
                          this   Agreement    relating   to   the
                          Shares,   between    the   Trustee   as
                          grantor and LPPL as grantee.

                          "SHARES" has  the meaning given  to  it
                          in the Share Call Option.

                          "SUBSCRIBERS" means  those persons  who
                          have  agreed to  subscribe  for  shares
                          in  SHCH  pursuant  to agreements  with
                          SHC Holdings, LPPL, SBA and BCM.

                          "SUBSCRIPTION AGREEMENT  SIDE  LETTERS"
                          means   the   letters    between    SHC
                          Holdings,  LPPL, SBA,  LPPL, SBA,  BCM,
                          the    Trustee   and    each   of   the
                          Subscribers  dated  on  or  before  the
                          date of this Agreement.

                          "SUITABILITY   CERTIFICATE"   means   a
                          notice  from the Authority in the  form
                          set out in Schedule 12 hereto.

                          "THIRD  AMENDING DEED" means  the  deed
                          of   that  name  dated  [             ]
                          between   the    Authority,   **    the
                          Contracting      Parties,      Leighton
                          Contractors   Pty.  Limited,   Leighton
                          Holdings        Limited,       Showboat
                          Development   Corporation,     Showboat
                          Inc. and the Trustee.

                          "TRUST"  means  the  trust  created  by
                          the Trust Deed.

                          "TRUST  DEED"  means  the   deed  dated
                          [      ] between the Trustee  and  [the
                          Settlor].

                          "TRUST  DOCUMENTS"  means  all  of  the
                          following:

                          (a)   the   Assigned   Documents   Side
                                Deed;

                          (b)   the Call Option;

                          (c)   the CBA Documents Side Deed;

                          (d)   the   Deed    of   Assignment   -
                                Leighton Contracts;

                          (e)   the Put Option;

                          (f)   the Share Call Option;

                          (g)   the  Subscription  Agreement Side
                                Letters;

                          (h)   the Trust Deed;

                          (i)   the  Underwriting  Agreement Side
                                Deed; and

                          (j)   any  other   document,  agreement
                                or  other instrument  pursuant to
                                which  any of the Trust  Property
                                is assigned to the Trustee.

                          "TRUST   PROPERTY"  has  the   meaning
                          given to it in the Trust Deed.

                          TRUSTEE'S INDEMNITY" means:

                          (a)   the    Trustee's     right     of
                                indemnity from Trust Property;

                          (b)   any  equitable  liens  and  other
                                encumbrances   granted   to   the
                                Trustee   in   respect   of   the
                                Trust,  the   Trust  Property  or
                                the   beneficiaries   under   the
                                Trust Deed; and

                          (c)   all   moneys   paid  or   payable
                                under or  in respect of any  such
                                right, title or interest.

                          "UNDERWRITING   AGREEMENT  SIDE   DEED"
                          means  the  deed  of that name  between
                          SHCH,  LPPL, SBA,  BCM and the  Trustee
                          dated  on or before  the date  of  this
                          Agreement,";

                    (iv) in clause 1.1, add the following new sub-paragraph (i) to the definition of "Event of Default" and renumber
                          sub-paragraph   (i)  as   sub-paragraph
                          (j):

                          "(i)  in   relation  to   the   Trustee
                                only:

                                (i)   without  the  prior written
                                      consent  of  the Authority,
                                      there occurs:

                                      (A)  any  resettlement   of
                                           the Trust;

                                      (B)  any  variation of  the
                                           Trust Deed;

                                      (C)  any     vesting     or
                                           distribution  of   any
                                           assets  of the  Trust,
                                           or

                                      (D)  any  breach  of  trust
                                           by the Trustee; or

                                 (ii) the    Trustee    for   any
                                      reason loses or  ceases  to
                                      be    entitled    to    the
                                      Trustee's Indemnity;

                    (v) in clause 1.1, in the definition of "Founding Shareholders", delete the words "has the same meaning given to it in the Compliance Deed", and replace them with the following:

                          "means  SBA  and LPPL and on  and  from
                          the   date   on  which  LPPL'S   rights
                          created      under     the     Founding
                          Shareholders   Subscription   Agreement
                          are    transferred   to   the   Trustee
                          pursuant  to any Trust Document,  means
                          SBA and the Trustee."

                    (vi)  in  clause  1.1, in  the definition  of
                          "Permitted Encumbrance":

                          (A)   delete  the  word  "and"  at  the
                                end of paragraph (c);

                          (B)   replace  the comma at the end  of
                                paragraph (d) with: "; and";

                          (C)   renumber  the  existing paragraph
                                (e) as paragraph (f); and

                          (D)   insert     the   following    new
                                paragraph   (e)  after  paragraph
                                (d);

                                "(e)      the Trust";

                    (vii)  in  clause  1.1,  insert the  following
                           in   the   definition   of  S&A  Party"
                           immediately after LPPL,":

                                "the Trustee,";

                    (viii) in  clause  4.6, insert the words  "to
                           and" after "undertakes";

                    (ix)   insert  the  following new clause  4.7
                           immediately after clause 4.6:

                                "4.7   COVENANTS  AND  WARRANTIES
                                BY TRUSTEE

                                The      Trustee       covenants,
                                warrants,      represents     and
                                undertakes  to   and   with   the
                                Authority in  the terms  set  out
                                in Schedule 13."

                    (x)    insert  in clause 5 immediately before
                           the words "and LPPL":

                                ", the Trustee':

                    (xi)   insert   in   clause  7.1  immediately
                           before   the  words  "and  the  Casino
                           Manager":

                                ", the Trustee";

                    (xii)  insert   in   clause  7.2  immediately
                           after "LPPL" whatever it appears:

                                "the Trustee,";

                    (xiii) insert  in  clause 7.3 and clause  7.4
                           immediately after "LPPL":

                                ", the Trustee,";

                    (xiv)  insert   in   clause  7.5  immediately
                           after "SBA":

                                ", the Trustee";

                    (xv)   by  inserting the following in  clause
                           8.4 immediately after "SOC":

                                ", the Trustee":

                    (xvi)  insert  the  following new clause  10A
                           immediately after clause 10:

                           "10A. TRUST DOCUMENTS

                           10A.1 Each  of the Contracting Parties
                                 covenants  with and warrants  to
                                 the  Authority  in  respect   of
                                 each Trust Document that:

                                 (a)   the  Trust  Documents  are
                                       valid, in  full force  and
                                       effect and  enforceable in
                                       accordance    with   their
                                       terms, subject to:

                                       (i)   any   statute     of
                                             limitations;

                                       (ii)  any    laws       of
                                             bankruptcy
                                             insolvency,
                                             liquidation,
                                             reorganisation    or
                                             other laws affecting
                                             creditors'    rights
                                             generally; and

                                       (iii) any defences of set-
                                             off or counterclaim;

                                 (b)   each     of    them    has
                                       fulfilled   or  taken  all
                                       action     necessary    to
                                       fulfill  when due  all  of
                                       its  obligations under the
                                       Trust Documents;

                                 (c)   there   has  not  occurred
                                       any  material  default  or
                                       breach or  any event which
                                       with the  lapse of time or
                                       election    of  it   shall
                                       become  a  material breach
                                       of the Trust Document.

                           10A.2 Pursuant  to section 38  of  the
                                 Act,  the Authority directs that
                                 section  37  of the  Act  is  to
                                 apply  to  the Trustee  and  the
                                 Trustee acknowledges the same.

                           10A.3 Each  of  the Trustee  and  LPPL
                                 undertakes,    represents    and
                                 warrants to the Authority that:

                                 (a)   it  will  comply with  all
                                       of  its  obligations under
                                       the  Trust  Deed, the  Put
                                       Option,  the  Call  Option
                                       and    the    Share   Call
                                       Option;

                                 (b)   it   will   give   written
                                       notice   to  the Authority
                                       as  soon   as  it  becomes
                                       aware  of   any breach  of
                                       the  Trust  Deed, the  Put
                                       Option the  Call Option or
                                       the Share Call Option;

                                 (c)   it  will promptly give  to
                                       the Authority  details  of
                                       any disputes  under or  in
                                       relation   to  the   Trust
                                       Deed, the  Put Option  the
                                       Call  Option  or the Share
                                       Call Option;

                                 (d)   it  will  not without  the
                                       Authority's  prior written
                                       consent  Vary   the  Trust
                                       Deed, the  Put Option  the
                                       Call  Option  or the Share
                                       Call Option;

                                 (e)   it  will  not without  the
                                       prior  written  consent of
                                       the   Authority   give  or
                                       permit  to be  created any
                                       Encumbrance     over   its
                                       rights  under   the  Trust
                                       Deed, the Put  Option  the
                                       Call  Option  or the Share
                                       Call  Option   other  than
                                       any Permitted Encumbrance;

                                 (f)   it  will  not without  the
                                       prior  written consent  of
                                       the Authority  agree to do
                                       any    of     the   things
                                       described  in   paragraphs
                                       (a)-(e) inclusive."

                    (xvii) in  clause  16, delete the words  "NOT
                           USED"  and  insert the  following  new
                           clause 16:

                           "16.  EXERCISE  OF  PUT  OPTION,  CALL
                                 OPTION AND SHARE CALL OPTION

                           16.1  Options

                                 The     Trustee     and     LPPL
                                 acknowledge and agree  with  the
                                 Authority that:

                                 (a)  the   Trustee    must   not
                                      exercise the Put Option;

                                 (b)  LPPL   must   not  exercise
                                      the Call Option;

                                 (c)  LPPL    must  not  exercise
                                      the  Share call Option,
                                      in  each  case  unless  the
                                      following      requirements
                                      are first satisfied:

                                 (d)  full   particulars  of  the
                                      proposed   purchaser  under
                                      the     relevant     option
                                      (including      for     the
                                      removal   of   doubt  LPPL)
                                      must   have  been furnished
                                      to the Authority;

                                 (e)  either:

                                      (i)  the  Authority in  its
                                           absolute    discretion
                                           has  given  notice  in
                                           writing     to     the
                                           Trustee    or     LPPL
                                           (whichever          is
                                           proposing to  exercise
                                           the  relevant  option)
                                           that  in  the  opinion
                                           of  the Authority  the
                                           proposed     purchased
                                           (including   for   the
                                           removal    of    doubt
                                           LPPL)   is  not,   and
                                           will     not     after
                                           exercise           and
                                           completion   of    the
                                           relevant        option
                                           become,    a     close
                                           associate (as  defined
                                           in  the  Act)  of  the
                                           Licensee; or

                                     (ii)  (A) the  Authority  in
                                               its       absolute
                                               discretion     has
                                               given  notice   in
                                               writing   to   the
                                               Trustee  or   LPPL
                                               (Whichever      is
                                               proposing       to
                                               exercise       the
                                               relevant   option)
                                               that    in     the
                                               option   of    the
                                               Authority      the
                                               proposed
                                               purchases
                                               (including     for
                                               the   removal   of
                                               doubt  LPPL)   is,
                                               or  after exercise
                                               of   the  relevant
                                               option        will
                                               become,  a   close
                                               associate      (as
                                               defined   in   the
                                               Act)    of     the
                                               Licensee; and

                                           (B) the Authority  has
                                               issued   to    the
                                               Trustee  or   LPPL
                                               (whichever      is
                                               proposing       to
                                               exercise       the
                                               relevant   option)
                                               a

                                               Suitability
                                               Certificate     in
                                               respect   of   the
                                               proposed
                                               purchaser; and

                                 (f)   The  Trustee, LPPL and the
                                       process          purchaser
                                       (including     for     the
                                       removal  of   doubt  LPPL)
                                       must   enter   into   such
                                       documents   or  agreements
                                       as   the   Authority   may
                                       require,  each in form and
                                       substance  satisfactory to
                                       the Authority.

                           16.2  Authority    may    carry    out
                                 Investigations

                                 (a)   The  Authority  may  carry
                                       out  such   investigations
                                       and   enquiries    as   it
                                       considers   necessary   to
                                       enable it to  consider the
                                       proposed   sale   to   the
                                       proposed   purchaser,  and
                                       whether it is  appropriate
                                       to   give  a   Suitability
                                       Certificate  in respect of
                                       the proposed purchaser.

                                 (b)   Without    limited     the
                                       generality      of     the
                                       foregoing, the Authority:

                                       (i) may     require    any
                                           person      it      is
                                           investigating       in
                                           relation    to     the
                                           person's   suitability
                                           to  be concerned in or
                                           associated  with   the
                                           management          or
                                           operation of a  casino
                                           to  consent to  having
                                           his       or       her
                                           photograph,
                                           fingerprints    and/or
                                           palm   prints   taken;
                                           and

                                      (ii) may  refer   to   the
                                           Commissioner        of
                                           Police details of  the
                                           persons  the Authority
                                           is      investigating,
                                           copies     of      any
                                           photographs,    finger
                                           prints    and     palm
                                           prints taken, and  any
                                           supporting
                                           information  that  the
                                           Authority    considers
                                           appropriate        for
                                           referral    to     the
                                           Commissioner.

                                 (c)   The  Authority may decline
                                       to  issue  a   Suitability
                                       Certificate    while   any
                                       person   from    whom   it
                                       requires   a   photograph,
                                       finger  prints
                                       or   palm    prints  under
                                       this   clause  refuses  to
                                       allow    his     or    her
                                       photograph, finger  prints
                                       or  palm   prints  to   be
                                       taken.

                           16.3  Authority  may  require  further
                                 information etc.

                                 (a)   The   Authority  may,   by
                                       notice     in     writing,
                                       require    the    proposed
                                       purchaser  or  a    person
                                       who,  in  the  opinion  of
                                       the  Authority,  has  some
                                       association or  connection
                                       with     the      proposed
                                       purchaser      that     is
                                       relevant  to  the proposed
                                       purchase, to  do  any  one
                                       or  more of  the following
                                       things:

                                       (i)   to     provide,   in
                                             accordance      with
                                             directions  in   the
                                             notice,         such
                                             information,
                                             verified          by
                                             statutory
                                             declaration,  as  is
                                             relevant   to    the
                                             investigation of the
                                             proposed    purchase
                                             and is specified  in
                                             the notice;

                                       (ii)  to     produce,   in
                                             accordance with  the
                                             directions  in   the
                                             notice, such records
                                             relevant          to
                                             investigations    of
                                             the         proposed
                                             purchase    as   are
                                             specified   in   the
                                             notice and to permit
                                             examination  of  the
                                             records, the  taking
                                             of   extracts   from
                                             them and the  making
                                             of copies of them;

                                       (iii) to    authorise    a
                                             person described  in
                                             the notice to comply
                                             with   a   specified
                                             requirement  of  the
                                             kind  referred to in
                                             paragraph (a) or
                                             (b);

                                       (iv)  to  furnish  to  the
                                             Authority       such
                                             authorities      and
                                             consents   as    the
                                             Authority    directs
                                             for the purchase  of
                                             enabling         the
                                             Authority to  obtain
                                             information
                                             (including financial
                                             and            other
                                             confidential
                                             information)    from
                                             other        persons
                                             concerning       the
                                             person  and  his  or
                                             her associates    or
                                             relations.

                                 (b)   If  a requirement made  by
                                       the     Authority    under
                                       clause   16.3(a)  is   not
                                       complied     with,     the
                                       Authority  may decline  to
                                       issue   the    Suitability
                                       Certificate;

                    (xviii)Insert   the  following  clause   18.4
                           immediately  after  the   words   "the
                           Casino Manager" wherever they appear:

                           ", the Trustee";

                    (xix)  Insert   the  following  new   clauses
                           18.6A,  18.6B, 18.6C, 18.6D and  18.6E
                           immediately after clause 18.6;

                           "18.6A LPPL hereby indemnified each of
                                  the Authority and the State and
                                  shall    keep   each   of   the
                                  Authority    and    the   State
                                  indemnified   at    all   times
                                  against   any  and   all  loss,
                                  damage,    claims,   penalties,
                                  liabilities     and    expenses
                                  (including   special,  indirect
                                  and  consequential damages  and
                                  legal costs on the higher of  a
                                  full   indemnity  basis  or   a
                                  solicitor  and own client basis
                                  and   without   the   need  for
                                  taxation)  whatsoever  directly
                                  or     indirectly   cause    or
                                  contributed  to by a breach  of
                                  this  Agreement  by Trustee  or
                                  brought or claimed by any third
                                  party  in  each case in respect
                                  of  which  the Authority and/or
                                  the State is entitled to make a
                                  demand   or   claim   upon  the
                                  Trustee  under clauses  18.5 or
                                  18.6  of this Agreement (as the
                                  case  may  be) (whether  or not
                                  the  Authority and/or the State
                                  has   made  such  a  demand  or
                                  claims upon the Trustee).

                           18.6B  The  parties  agree  that   the
                                  limitation  of  the   Trustee's
                                  liability  provided   for    in
                                  clause  21  of  this  Agreement
                                  shall   in   no   way    limit,
                                  prejudice or  otherwise  affect
                                  the rights of the Authority and
                                  the  State  to  exercise  their
                                  respective rights under  clause
                                  18.6A  and make  a  demand   or
                                  claim  upon LPPL  under  clause
                                  18.6A and recover moneys  under
                                  that clause.

                           18.6C  The Authority and the State are
                                  not required to make  a  demand
                                  or  claim   upon,  or  commence
                                  proceedings  or   enforce   any
                                  other right against the Trustee
                                  or  any  other  person,  before
                                  making any  demand or  claiming
                                  from LPPL  under the  indemnity
                                  in clause 18.6A.

                           18.6D  The Trustee  hereby indemnified
                                  each of  the Authority and  the
                                  State and  shall keep  each  of
                                  the  Authority  and  the  State
                                  indemnified  at    all    times
                                  against  any  and   all   loss,
                                  damage,   claims,    penalties,
                                  liabilities    and     expenses
                                  (including  special,   indirect
                                  and consequential  damages  and
                                  legal costs on the higher of  a
                                  full   indemnity  basis  or   a
                                  solicitor  and own client basis
                                  and   without   the   need  for
                                  taxation)  whatsoever  directly
                                  or    indirectly   caused    or
                                  contributed by a breach of this
                                  Agreement by LPPL in respect of
                                  which  the Authority and/or the
                                  State  is  entitled  to  make a
                                  demand or claim upon LPPL under
                                  clauses  18.5  or 18.6  of this
                                  Agreement  (whether or  not the
                                  Authority  and/or the State has
                                  made  such  a  demand  or claim
                                  upon LPPL).

                           18.6E  The Authority and the State are
                                  not required to make  a  demand
                                  or  claim   upon,  or  commence
                                  proceedings  or   enforce   any
                                  other right against LPPL or any
                                  other person, before making any
                                  demand  or  claiming  from  the
                                  Trustee  under the indemnity in
                                  clause 18.6D."

                    (xx)   delete  from  clause  21  words   "NOT
                           USED"  and  replace them  with  a  new
                           clause 21 as follows:

                           "21.  LIMITATION     ON      TRUSTEE'S
                                 LIABILITY

                                 Notwithstanding    any     other
                                 clauses in this Agreement or  in
                                 any other Transaction Document;

                                 (a)   the  Trustee  enters  into
                                       this  Agreement as trustee
                                       of  the  Trust and not  in
                                       its personal capacity;

                                 (b)   the    Trustee   has    no
                                       personal    liability   in
                                       relation  to  any  of  its
                                       obligations    under    or
                                       arising out  of any of the
                                       Transaction Documents;

                                 (c)   in  relation to each  such
                                       obligation  the  liability
                                       of the Trustee  is limited
                                       to  and  does  not  extend
                                       beyond the Trust  Property
                                       as  it stands at  the time
                                       at    which    any    such
                                       obligation is  not met  or
                                       satisfied;

                                 (d)   the  Trustee will  not  be
                                       liable  to meet or satisfy
                                       any  such  obligation from
                                       its  own   assets  (except
                                       the Trustee's Indemnity);

                                 (e)   the  preceding  paragraphs
                                       apply  notwithstanding the
                                       fact  that the liabilities
                                       of  the   Trustee  in  its
                                       capacity   as the  trustee
                                       of  the   Trust  may  from
                                       time  to  time and at  any
                                       time  almost  equal, equal
                                       or  exceed  the  value  of
                                       the Trust  Property at the
                                       relevant time;

                                 (f)   paragraphs (a)  -  (e)  do
                                       not     apply    to    the
                                       liability  of the  Trustee
                                       in    relation    to   any
                                       obligations  which in  any
                                       Transaction  document  the
                                       Trustee expressly  assumes
                                       in its personal capacity;

                                 (g)   it  is acknowledged by the
                                       Trustee   that  the  Trust
                                       Property at  any time will
                                       include the  amount of any
                                       compensation  found  by  a
                                       Final    Judgment      (or
                                       admitted  by  the Trustee)
                                       to   be  payable   by  the
                                       trustee  to   restore  the
                                       Trust Property  because of
                                       a  failure by  the Trustee
                                       to  exercise  in  relation
                                       to  the  Trust  the degree
                                       of  care,   diligence  and
                                       prudence   required  of  a
                                       trustee  or   because   of
                                       some    other     neglect,
                                       default or  breach of duty
                                       by   the   Trustee  having
                                       regard to  the powers  and
                                       duties  conferred  on  the
                                       Trustee by the  Trust Deed
                                       or  otherwise   in  either
                                       case occurring  before the
                                       time   in   question   and
                                       causing loss  to the Trust
                                       quantified    before   the
                                       time in question;

                                 (h)   for  the purposes in  this
                                       clause       21     "Final
                                       Judgment"      means     a
                                       judgment  of  a  court  of
                                       law  in  Australia against
                                       which  there  can  be  not
                                       appeal or in  relation  to
                                       which  the  time to appeal
                                       has expired."

                    (xxi)  insert  the  following new clause  21B
                           after clause 21A:

                           "21B. RETIREMENT  AND  REPLACEMENT  OF
                                 TRUSTEE

                                 The   Trustee,  LPPL   and   the
                                 Authority   agree    that    the
                                 Trustee  will not retire  or  be
                                 removed as trustee of the  Trust
                                 except where:

                                 (a)   a  replacement trustee  is
                                       to   be  appointed in  its
                                       place;

                                 (b)   the  Authority  has  given
                                       its  prior written consent
                                       to  the appointment of the
                                       new      trustee,    which
                                       consent  may  be  withheld
                                       by  the  Authority in  its
                                       absolute       discretion,
                                       except where  the proposed
                                       new    trustee    is    an
                                       Approved    trustee,    in
                                       which      case        the
                                       Authority's consent  shall
                                       not    be     unreasonably
                                       withheld; and

                                 (c)   the    new   trustee   has
                                       executed   such  documents
                                       in   form   and  substance
                                       acceptable      to     the
                                       Authority      as      the
                                       Authority        requires,
                                       including an  agreement in
                                       which  it   agrees  to  be
                                       bound by all  of the terms
                                       of this Agreement."

                    (xxii)  insert  the following at the  end  of
                            clause 29.2:

                            Trustee

                            Address:   11th  Floor,   44   Market
                            Street

                            Sydney, Australia, 2000

                            Fax No.:  **(02) 299-8793

                            Attention:  **Mr N Brancatisano

                    (xxiii) insert a new Schedule 12 as follows:

                          "SCHEDULE 12

                     Suitability Certificate

                                 To:     [The    Trustee/Leighton
                                         Properties Pty Limited]

                           1.    We  refer  to your letter  dated
                                 [           ]  notifying  us  of
                                 your  intention to exercise  the
                                 [name of relevant option].

                           2.    We  confirm  that  the  proposed
                                 purchase  pursuant to the  [name
                                 of    relevant      option]   is
                                 [         ].

                           3.    We  hereby  certify that  as  at
                                 the  date  of  this  Certificate
                                 [    ]  is a suitable person  to
                                 be  concerned  in or  associated
                                 with    the    management    and
                                 operation of a casino.

                           4.    Nothing   in  this  Certificate,
                                 whether   express  or   implied,
                                 prejudices,      fetters      or
                                 otherwise   affects,    or    is
                                 intended  in any way  to  impose
                                 any  obligation  or  restriction
                                 on  the  Authority which in  any
                                 way    conflicts    with,    the
                                 obligations,   powers,   duties,
                                 restrictions and discretions  of
                                 the Authority under the Act.**

                            Dated:

                            [Signature]"

                    (xxiii) insert a new Schedule 13 as follows:

                          "SCHEDULE 13

             Covenants and Warranties by the Trustee

                    1.     (TRUSTEE):  The Trustee has  power  to
                           enter  into  this  Agreement  in   its
                           capacity as    trustee of the Trust.

                    2.     (TRUST  VALIDLY CREATED):   The  Trust
                           has  been  validly created and  is  in
                           existence   at   the  date   of   this
                           Agreement.

                    3.     (TRUSTEE   VALIDLY  APPOINTED):    The
                           Trustee has been validly appointed  as
                           trustee  of the Trust and is presently
                           the sole trustee of the trust.

                    4. (NO PROCEEDINGS): No proceedings of any description have been or are likely to be commenced or threatened which could have a material adverse effect on the assets, or financial position or the Trustee's trusteeship of the Trust.

                    5.     (NO   ACQUISITION  OF  TRUST  ASSETS):
                           The  Trustee has not done,  or  failed
                           to  do,  any  act whereby any  of  the
                           assets   of   the  Trust   have   been
                           acquired  by  any  other  person,  not
                           assets  or  the  Trust  are  presently
                           registered  in the name of  any  other
                           person, and not person other than  the
                           beneficiaries previously  notified  to
                           the  Authority has acquired any  right
                           of   any   kind  whether   vested   or
                           contingent in any asset of the Trust.

                    6.     (Rights  of  Indemnity and Exoneration
                           against Trust assets):

                           (i)   the  Trustee in its capacity  as
                                 trustee  of the Trust has  valid
                                 rights    of    indemnity    and
                                 exoneration against  the  assets
                                 of  the Trust, which rights  are
                                 available  for  satisfaction  of
                                 all    liabilities   and   other
                                 obligations  incurred   by   the
                                 Trustee  under  this  Agreement;
                                 and

                           (ii)  there     is    no    subsisting
                                 circumstance  or   other   thing
                                 which  has  or  could  have  the
                                 effect    of   prejudicing    or
                                 diminishing the Trustee's  right
                                 of   indemnity  and  exoneration
                                 against   the  assets   of   the
                                 Trustee  in any way and  without
                                 limiting the generality  of  the
                                 foregoing,  the  Trust  has  not
                                 released,   disposed    of    or
                                 charged such rights.

                    7.     The Trustee will:

                           (a)   (NEW   TRUSTEE):   procure  that
                                 any  new  trustee  executes  any
                                 documents  which  the  Authority
                                 requires;

                           (b)   (DETERMINATION OF  TRUST  ETC.):
                                 notify  the Authority  forthwith
                                 in   writing  if  the  Trust  is
                                 determined  or  for  any  reason
                                 ceases to exist.

                    8.     The Trustee shall not:

                           (a)   default  in  the performance  of
                                 its  obligations as  trustee  of
                                 the Trust;

                           (b)   release,    dispose    of     or
                                 otherwise prejudice:

                                 (i)   its  rights  of  indemnity
                                       against      the     Trust
                                       Property;

                                 (ii)  its        rights       of
                                       exoneration; or

                                 (iii) its  equitable  lien  over
                                       the Trust Property; or

                           (c)   sell,   transfer,  encumber   or
                                 otherwise dispose of any of  the
                                 Trust  Property except  pursuant
                                 to  the  Put  Option,  the  Call
                                 Option  or the Share Call Option
                                 (in   which  case  the   Trustee
                                 shall  comply with clause 16  of
                                 this   Agreement)  or  otherwise
                                 with  the prior written  consent
                                 of  the Authority (in which case
                                 clauses   16(d)-(f)   of    this
                                 Agreement  shall  apply  mutatis
                                 mutandis).

            (b)    Exhibit  44  (Casino Complex Works  Agreement)
                    is deleted in its entirety.

7.3   Ratification and confirmation of compliance Deed

      The parties to the Compliance Deed ratify and confirm their respective obligations under the Compliance Deed as hereby varied which, subject to the variation and accession described herein, shall continue in full force and effect.

8.    GUARANTORS' CONSENT AND RATIFICATION

8.1 Each of LPL, SDK and BSI consents to the amendments to the Compliance Deed in the manner set forth in clause 7 and ratifies and confirms its respective obligations under the Lighten Guarantee and Showboat Guarantee respectively, in respect of the Compliance Deed as so amended and as so acceded to by the Trustee.

8.2 Each of SHC, SHC Holdings and SHC Properties consents to the amendments to the Compliance Deed:

      (a)   set out in clause 7; and

      (b)   the   first   Amending  Deed  (as  defined   in   the
            Compliance Deed), which consent shall be taken to have effect from and including 6 October 1994,

      and in which case ratifies and confirms its respective obligations under the CCA Cross Guarantee (as defined in the Compliance Deed), in respect of the Compliance Deed as so amended.

9.    AMENDING PARTIES' CONSENT AND RATIFICATION

      To  the  extent  that the consent of, or approval  by,  any
      Amending Party is required to the amendments to the Compliance Deed set out in clause 7, under the terms of any Executed Project Document and/or any executed Application Documents to which it is a party, that consent is hereby given and each such Amending Party ratifies and confirms its obligations under each such Executed Project document and/or executed Application Document, in respect of the Compliance Deed as so amended.

10.   LIMITATION ON TRUSTEE'S LIABILITY

      Notwithstanding any other clauses in this Deed or in any other Transaction Document:

      (a) the Trustee enters into this Deed as trustee of the Trust and not in its personal capacity;

      (b) the Trustee has no personal liability in relation to any of its obligations under or arising out of any of the Transaction Documents;

      (c) in relation to each such obligation the liability of the Trustee is limited to and does not extend beyond the Trust Property as it stands at the time at which such obligation is not met or satisfied;

      (d) the Trustee will not be liable to meet or satisfy any such obligation from its own assets (except the Trustee's Indemnity);

      (e) the preceding paragraphs apply notwithstanding the fact that the liabilities of the Trustee in its capacity as the trustee of the trust may from time to time and at any time almost equal, equal or exceed the value of the Trust Property at the relevant time;

      (f)   paragraphs  (a)-(e) do not apply to the liability  of
            the  Trustee in relation to any obligation  which  in
            any   Transaction  Document  the  trustee   expressly
            assumes in its personal capacity;

      (g) it is acknowledged by the Trustee that the Trust Property at any time will include the amount of any compensation found by a Final Judgment (or admitted by the Trustee) to be payable by the Trustee to restore the Trust Property because of a failure by the Trustee to exercise in relation to the Trust the degree of care, diligence and prudence required of a trustee or because of some other neglect, default or breach of duty by the Trustee having regard to the powers and duties conferred on the Trustee by the Trust Deed or otherwise in either case occurring before the time in question;

      (h) for the purposes of this clause 10 "Final Judgment" means a judgment of a court of law in Australia against which there can be no appeal or in relation to which the time to appeal has expired.

11.   GENERAL

      Any  reference in any Transaction document to any  document
      amended  by  this Deed shall    be read and  construed  and
      have force and effect as including the amendments thereto effected by this Deed.

12.   MISCELLANEOUS

      Clauses  7 and 8, 10 to 12, 13.2 and 14 to 32 inclusive  of
      the  Compliance  Deed are hereby     incorporated  in  this
      Deed as if expressly set out herein subject to the following:

      (a)   each reference to the words "Application Parties"  in
            clauses  8, 10, 11, 12, 13.2, 16, 17, 27, 28  and  30
            of the Compliance Deed shall be read and construed as a reference to "Amending Parties";

      (b)   references  to clauses within clause 8.2  and  clause
            11.5(b) shall be read as references to clauses of the Compliance Deed;

      (c)   a  reference  to the Minister's Approval and  Consent
            Acknowledgment  includes a  reference  to  the  Third
            Supplementary   Minister's   Approval   and   Consent
            Acknowledgment;

      (d)   insert the words "SDC and SBI" after "SOC" in line  1
            of clause 17.3; and

      (e)   delete  the words "as set out in clause 9" from  line
            3 of clause 18.

EXECUTED AS A DEED.



THE COMMON SEAL of                   )
NEW SOUTH WALES CASINO               )
CONTROL AUTHORITY was hereunto       )
affixed in the presence of the Chief )
Executive:                           )

________________________________   ______________________________
(Signature of Witness)             (Signature of Chief Executive)

________________________________   ______________________________
(Name of Witness)                  (Name of Chief Executive)



SIGNED SEALED AND DELIVERED          )
for and on behalf of                 ) _________________________
SYDNEY HARBOUR CASINO PTY.           )   (Signature)
LIMITED, ACN 060 510 410 BY          )
                                     )
its Attorney under a Power of        )
Attorney dated               and who )
declares that he has not received    )
any notice of the revocation of such )
Power of Attorney in the presence of:)

__________________________________
(Signature of Witness)

__________________________________
(Name of Witness in Full)

SIGNED SEALED AND DELIVERED          )
for and on behalf of                 ) _________________________
SYDNEY HARBOUR CASINO                )   (Signature)
PROPERTIES PTY. LIMITED, ACN 050     )
045 120 by                        its)
Attorney under a Power of Attorney   )
dated)               and who declares)
that he has not received any notice  )
of the revocation of power of        )
Attorney in the presence of:         )

__________________________________
(Signature of Witness)

__________________________________
(Name of Witness in Full)



SIGNED SEALED AND DELIVERED          )
for and on behalf of                 ) _________________________
SYDNEY HARBOUR CASINO                )   (Signature)
HOLDINGS LIMITED, ACN 064 054 431    )
by               its Attorney under a)
Power of Attorney dated              )
and who declares that he has not     )
received any notice of the           )
revocation of such Power of          )
Attorney in the presence of:         )
                                     )

__________________________________
(Signature of Witness)

__________________________________
(Name of Witness in Full)

SIGNED SEALED AND DELIVERED          )
for and on behalf of                 ) _________________________
SHOWBOAT AUSTRALIA PTY.              )   (Signature)
LIMITED, ACN 061 299 625 by Harold   )
Gregory Nasky its Attorney under a   )
Power  of Attorney dated             )
and who declares that he has not     )
received any notice of the           )
revocation of such Power of          )
Attorney in the presence of:         )
                                     )

_________________________
(Signature of Witness)

__________________________________
(Name of Witness in Full)


SIGNED SEALED AND DELIVERED          )
for and on behalf of                 ) _________________________
LEIGHTON PROPERTIES PTY.             )   (Signature)
LIMITED, ACN 001 046 395 by          )
its Attorney under a Power of        )
Attorney dated                       )
and who declares that he has not     )
received any notice of the revocation)
of such Power of Attorney in the     )
presence of:                         )
                                     )

____________________________
(Signature of Witness)

__________________________________
(Name of Witness in Full)

SIGNED SEALED AND DELIVERED          )
for and on behalf of                 ) _________________________
LEIGHTON CONTRACTORS PTY.            )   (Signature)
LIMITED, ACN 008 893 667 by          )
its Attorney under a Power           )
of Attorney dated                    )
and who declares that he has not     )
received any notice of the revocation)
of such Power of Attorney in the     )
presence of:                         )
                                     )

__________________________________
(Signature of Witness)

__________________________________
(Name of Witness in Full)


SIGNED SEALED AND DELIVERED          )
for and on behalf of                 ) ________________________
LEIGHTON HOLDINGS LIMITED,           )   (Signature)
ACN 004 482 982 by                   )
its Attorney under a Power of        )
Attorney and who declares that he has)
not received any notice of the       )
revocation of such Power of Attorney )
in the presence of:                  )
                                     )

__________________________________
(Signature of Witness)

__________________________________
(Name of Witness in Full)

SIGNED SEALED AND DELIVERED          )
for and on behalf of                 ) _________________________
SYDNEY CASINO MANAGEMENT PTY.        )   (Signature)
LIMITED, ACN 060 462 053 by          )
its Attorney under a Power           )
of Attorney dated                    )
and who declares that he has not     )
received any notice of the revocation)
of such Power of Attorney in the     )
presence of:                         )
                                     )

__________________________________
(Signature of Witness)

__________________________________
(Name of Witness in Full)



SIGNED SEALED AND DELIVERED          )
for and on behalf of                 ) _________________________
SHOWBOAT OPERATING COMPANY           )   (Signature)
by                  its Attorney     )
under a Power of Attorney            )
dated               and who declares )
that he has not received any notice  )
of the revocation of such Power of   )
Attorney in the presence of:         )
                                     )

__________________________________
(Signature of Witness)

__________________________________
(Name of Witness in Full)

SIGNED SEALED AND DELIVERED         )
for and on behalf of                ) ________________________
SHOWBOAT DEVELOPMENT                )    (Signature)
CORPORATION by                 its  )
Attorney under a Power of Attorney  )
dated            and who declares   )
that he has not received any notice )
of the revocation of such Power of  )
Attorney in the presence of:        )
                                    )

__________________________________
(Signature of Witness)

__________________________________
(Name of Witness in Full)



SIGNED SEALED AND DELIVERED         )
for and on behalf of                ) _________________________
SHOWBOAT INC by              its    )    (Signature)
Attorney under a Power of Attorney  )
dated            and who declares   )
that he has not received any notice )
of the revocation of such Power of  )
Attorney in the presence of:        )
                                    )

__________________________________
(Signature of Witness)

__________________________________
(Name of Witness in Full)

                        LIST OF EXHIBITS

EXHIBIT 1 Third  Supplementary  Minister's Approval  and  Consent
          Acknowledgment

EXHIBIT 2 Third Supplementary Legal Opinion

SIGNED SEALED AND DELIVERED          )
for and on behalf of                 ) _________________________
NATIONAL MUTUAL TRUSTEES             )   (Signature)
LIMITED, ACN 004 029 841, by         )
           its Attorney under a Power)
of Attorney dated             and who)
declares that he has not received    )
any notice of the revocation of such )
Power of Attorney in the presence of:)
                                     )

__________________________________
(Signature of Witness)

__________________________________
(Name of Witness in Full)

                               SHC

                          EXHIBIT 1 TO
                       THIRD AMENDING DEED

            (Third Supplementary Minister's Approval
                   and Consent Acknowledgment)

                    - Sydney Casino Project -

             Third Supplementary Minister's Approval
                   and Consent Acknowledgment

                  DATE:                    1994

              THE HONOURABLE ANNE MARGARET COHEN MP

                          ("Minister")

                           CLAYTON UTZ
                    Solicitors and Attorneys
                          Levels 27-35
                     No. 1 O'Connell Street
                        SYDNEY NSW  2000
                       Tel: (02) 353 4000
                       Fax: (02) 251 7832
                       Copyright Reserved

                                                     CONFIDENTIAL

       THIRD SUPPLEMENTARY MINISTER'S APPROVAL AND CONSENT
                         ACKNOWLEDGMENT

BY  THE HONOURABLE ANNE MARGARET COHEN MP Chief Secretary and the
Minister of the Crown for the time being administering the Casino
Control Act 1992 (NSW) ("Act")

PURSUANT TO SECTION 142 OF THE ACT 1 HEREBY:

1. acknowledge having granted approval to the Authority for and on behalf of the State, to conduct negotiations and to enter into the agreement referred to in Schedule 1;

2.    acknowledge  that the agreement referred to in  Schedule  1 are for or in connection with the establishment and operation of a casino and any development of which a casino or proposed casino forms part;

3.    approve  to  the  terms  of the agreement  referred  to  in
      Schedule 1; and

4. consent to the assignment of rights and obligations under or in respect of the agreement referred to in Schedule 1 and to the encumbering of the rights under or in respect of the agreement referred to in Schedule 1 as specified in the Item referable to the agreement and on condition that each such assignment and encumbrance (and any later sale of such rights) is given or occurs in accordance with the provisions of the agreement as specified.

For the avoidance of doubt the terms of the agreement referred to in clauses 1 to 4 inclusive are those contained in the document marked for identification with the official stamp of the Chief Secretary's Department and held and available during business hours for inspection at the Department by any party to them.

In  giving these approvals I note that the Authority must,  under section 12 of the Casino Control Act, satisfy itself as to the suitability of any applicant to which a licence is ultimately granted under section 18 of the Act.

This Acknowledgment shall not be taken as, nor is capable of, being an approval, consent or acknowledgment in respect of any agreement to which the Authority is not a party whether or not such agreement forms an annexure, exhibit or schedule to the agreement referred to in Schedule 1.

This acknowledgment is given solely for the purposes of section 142 of the Act and accordingly, any person entering into or relying upon the agreement referred to in Schedule 1 does so based solely upon the person's own commercial judgment of, and professional advises in respect of, the terms of such agreement and the matters, express or implied, contemplated by such agreement.

Terms used but not defined in this Acknowledgment have the same meaning as in the Act.

SIGNED by THE HONOURABLE ANNE MARGARET COHEN MP on [            ]
1994



__________________________________
The Honourable Anne Margaret Cohen MP

__________________________________
Witnessed by:  R D McGregor J.P.

                           SCHEDULE 1

                      Parties and Agreement

SHC Third Amending Deed made or to be made between the Authority, Sydney Harbour Casino Pty. Limited, Sydney Harbour Casino Properties Pty. Limited, Sydney Harbour Casino Holdings Limited, Showboat Australia Pty. Limited, Leighton Properties Pty. Limited, Leighton Contractors Pty. Limited, Leighton Holdings
Limited,   Sydney   Casino  Management  Pty.  Limited,   Showboat
Operating Company, Showboat Development Corporation, Showboat Inc. and National Mutual Trustees Limited.

                 Assignment and Encumbering and
                 Conditions Relating to the Same

Clause 12 **:  Miscellaneous

                               SHC

                          EXHIBIT 2 TO
                       THIRD AMENDING DEED

               (Third Supplementary Legal Opinion)

                    - Sydney Casino Project -

                THIRD SUPPLEMENTARY LEGAL OPINION

                   [LETTERHEAD OF US LAWYERS]

                          [      ] 1994

New South Wales Casino Control Authority and the State of New South Wales
Level 17
309 Kent Street
Sydney, New South Wales 2000
Australia

SYDNEY  CASINO  PROJECT:   SHOWBOAT, INC.,  SHOWBOAT  DEVELOPMENT
COMPANY AND SHOWBOAT OPERATING COMPANY

We have acted as counsel to Showboat, Inc., a Nevada Corporation ("SBO"), Showboat Development Company, a Nevada Corporation
("SDC"), and Showboat Operating Company, a Nevada Corporation ("SOC"), in connection with the SHC Third Amending Deed executed by SBO, SOC, SDC, the New South Wales Casino Control Authority (on behalf of the State of New South Wales) ("AUTHORITY"), Sydney Harbour Casino Pty. Limited ("SHC"), Sydney Harbour Casino Properties Pty. Limited ("SHC PROPERTIES"), Sydney Harbour Casino Holdings Limited ("SHC HOLDINGS"), Showboat Australia Pty. Limited ("SBA"), Leighton Properties Pty. Limited ("LPPL"), Leighton Contractors Pty. Limited ("LCPL"), Leighton Holdings Limited ("LHL"), Sydney Casino Management Pty. Limited ("SCM") and National Mutual Trustees Limited ("TRUSTEE"), dated [ ] 1994 (Sydney time).

This Opinion is being issued and delivered to the Authority pursuant to paragraph 3(d) of the SHC Third Amending Deed. SBO, SOC and SDC shall be collectively referred to herein as the "Companies". The SHC Third Amending Deed shall be referred to as the "Relevant Document". Capitalised terms are used herein as defined in the SHC Third Amending Deed unless otherwise defined.

As counsel to the Companies, we have examine originals, if available, or copies of the following documents and instruments:

(a)   Draft  Third  Amending Deed dated as of [      ]  1994  and
      marked  SHC:   THIRD AD (FINAL [  ] ("DRAFT THIRD  AMENDING
      DEED");

(b)   Powers of Attorney made by SBO, SOC and SDC each dated [  ]
      1994 ("POWERS OF ATTORNEY").

The Draft Third Amending Deed, shall be referred to as the "DRAFT
RELEVANT DOCUMENT".

We have examined originals, where available, or copies of:

(a) Resolutions certified by the Secretary of SBO, SOC and SDC dated as of [ ] 1994;

      and

(b) Certificates of the Secretary of State of Nevada, dated as of [ ] 1994, attesting to the good standing in Nevada of SBO, SOC and SDC.

We have conducted such other reviews as are necessary to give the opinions hereinafter stated.

In rendering the opinions expressed herein we have assumed the Relevant Document will not reflect any substantial change from the Draft Relevant Document which, if considered by us, would affect our opinions expressed herein. We have also assumed that the Relevant Document will be executed by SBO, SOC and SDC pursuant to the Powers of Attorney.

In our examinations we have assumed the due completion of each document (where blanks appear), and the due execution and due delivery of each document by each party as of the date hereof; the genuineness of all signatures other than the signatures of SBO, SOC and SDC; and the legal capacity of natural persons who signed or who will sign the documents. We further assume that the Relevant Document accurately describes and contains your understanding of the matters described therein and that there are no oral or written statements or agreements by you, that modify, amend, or vary, or purport to modify, amend or vary any of the terms of the Relevant Document. In our examination we have also assumed the authenticity of all documents submitted to us as originals, the conformity to original documents of all documents submitted to us as certified or photostatic documents. We further assume the absence of fraud or duress in the inducement or effectuation of the subject transactions and affirm that we have no actual knowledge that would lead us to believe that there exists any such fraud or duress.

We are admitted to the Bar of the State of Nevada, and in rendering our opinions hereinafter stated, we have relied on the applicable laws of the State of Nevada as these laws presently exist and as they have been applied and interpreted by courts having jurisdiction with the State of Nevada. We express no opinion as to the laws of any other jurisdiction other than laws of the United States of America.

Based upon the foregoing and in reliance thereon and subject to the assumptions, exceptions, qualifications and limitations set forth herein, we are of the opinion that:

1.    (a)   SBO  is  a  corporation   duly   organised,   validly
            existing and in good standing under the laws of the State of Nevada;

      (b)   SOC   is   a  corporation  duly  organised,   validly
            existing, and in good standing under the laws of the State of Nevada;

      (c)   SDC   is   a  corporation  duly  organised,   validly
            existing and in good standing under the laws of the State of Nevada;

      (d)   Each of the Companies is:

            (i) in good standing and has all requisite power and authority to own and operate and deal with its properties and assets and to manage and to carry on its business as presently conducted; and

            (ii) duly qualified or registered to do business in every jurisdiction where a failure to be so qualified or registered would have a material adverse effect on the condition (financial or otherwise), operations or income of the Companies and is in good standing in each such jurisdiction in which the Companies are qualified or registered to do business.

2.    The  Relevant  Document has been duly authorised,  executed and delivered to you by the Companies. The Relevant Document constitutes legal, valid and binding obligations of the Companies, enforceable against the Companies in accordance with its terms. The Powers of Attorney are valid and binding appointments made by SBO, SOC and SDC respectively, which authorise the execution and delivery of the Relevant Document on behalf of the Companies by any of the attorneys named therein.

3. The execution and delivery of the Relevant Document, the performance and observance by the Companies of their respective obligations thereunder, and the consummation of the transactions contemplated thereby (including the grant of security interests and liens thereunder) are within the cooperate authority of the Companies and have been duly authorised by all necessary corporate proceedings and actions on the part of the Companies.

4. The execution and delivery of the Relevant Document by the Companies does not, and the performance and observance by the Companies of their respective obligations thereunder, the transactions contemplated thereunder, and the provisions thereof, do not and will not contravene, conflict with, or result in a breach, default or violation of:

      (a)   any  provisions of the Companies' respective Articles
            of  Incorporation,  their respective  Bylaws  or  any
            other   constituent   document  of   the   respective
            Companies;

      (b)   any  provision  of  the  laws,  statutes,  rules   or
            regulations of the State of Nevada or of the Federal law or regulations of the United States; or

      (c)   any  decree, judgment, order, regulation or  rule  of
            any federal, state or municipal court, board or government or administrative authority or any agreement, instrument or arrangement binding on any of the Companies or any of their assets or properties or to which any of the Companies is a party, including the Relevant Document, nor will the same result in the creation of any security interest or mortgage under any such agreement, arrangement or instrument rather than as may be expressly set out in the Relevant Document.

5. No approval or consent or other action by, and no filling with, any person, or state municipal or federal agency, board, authority or other government or administrative unit is required under any law, statute, rule or regulation as a condition to he validity, effectiveness or, enforceability of, or performance by the Companies of their respective obligations under, the Relevant Document or consummation of the transactions contemplated by the Relevant Document.

6. There are no actions, proceedings, enquiries, investigations or litigation of any nature pending, or, to our knowledge, threatened at law or in equity by or before any court, or government or administrative instrumentality, board or agency having jurisdiction over any of the Companies which has or may materially adversely affect the condition (financial or otherwise), operation or income of any of the Companies or which has or may affect or place in question the authority of any of the Companies to enter into or perform their respective obligations under, or the validity or enforceability of, the Relevant Document or the consummation of the transactions contemplated by the Relevant Document.

7. Although we are not in a position to give an unqualified opinion in this regard, we are of the opinion that there is a reasonable basis on which to conclude that the courts of the State of Nevada should give effect to the agreement of the parties set forth in the Relevant Document which will be governed by the laws of the State of New South
      Wales. This opinion is based, in part, upon the assumption, that the parties acted in good faith and not for the purpose of evading the law of the real situs of the contract and that the situs chosen by the parties has a substantial relationship to the transaction. SEE, ENGEL
      V.  ERNST, 102 NEV. 390, 724 P.2D 215 (1986), CONSTANZO  V.
      MARINE  REALTY,  101  NEV. 277, 701 P.2D  747  (1985),  AND
      SIEVERS  V.  DIVERSIFIED MORTGAGE INVESTORS, 95  NEV.  811,
      603 P.2D 270 (1970).

8. The submission of the Companies to the jurisdiction of the Courts of New South Wales and the appointment of SBA as agent for service of process for any action or proceedings commenced in New South Wales is valid and binding on each of the Companies.

9. Any final and conclusive judgment obtained in the courts of New South Wales or Australia will be recognised and enforced by the courts of Nevada and the Federal Courts of the United States without a further review of the merits.

10. Claims under the Relevant Document against any of the Companies will rank at least pari passu with the claims of all other unsecured creditors of the Companies respectively, other than those claims which are preferred by law generally.

11. In any proceedings taken in the State of Nevada and in any Federal Court of the United States, none of the Companies will be entitled to claim for itself or any of its assets immunity from suit, execution, attachment or other legal process.

12. Our opinion in paragraph 2 above as to the enforceability of the documents is subject to:

      (i)   bankruptcy,  insolvency,  reorganisation,  fraudulent
            transfer,   moratorium  or  other  laws  of   general
            application relating to or affecting the enforcement of creditors' rights;

      (ii) general principles of equity regardless of whether such issues are considered in a proceeding in equity or at law which provide, among other things, that the remedies of specific performance and other forms of equitable relief are subject to equitable defences and to the discretion of the court before which any proceeding therefor may be brought;

      (iii) the fact that a court may view any provision of the Relevant Document as unconscionable or subject to an obligation that the parties to the Relevant Document reasonably or in a commercially reasonably manner;

      (iv) the fact that certain remedies contained in the Relevant Document may be qualified under the laws of the State of Nevada, none of which qualifications will materially interfere with the practical realisation of the benefits and the security provide thereby.

Our opinion in paragraph 8 above as to the valid and binding nature of the submission of the Companies to the jurisdiction of the Courts of New South Wales or Australia is subject to the equitable principle of forum non-conveniens. The second Circuit of the United States Court of Appeals addressed this issue in ALLSTATE LIFE INSURANCE CO. V. LINTER GROUP LIMITED, 994 F.2d 996 (2d Cir. 1993). In LINTER GROUP, the Second Circuit discussed the legal principle of forum non-conveniens in dismissing an action in the State of New York despite a forum selection clause in an indenture selecting the Courts of the State of New York.

      "Although there is still a strong presumption in favor of a plaintiff's choice of forum, the Supreme Court has recognised that dismissal nevertheless may be appropriate where certain private and public interest factors point towards trial in an alternative forum. GULF OIL CORP. V. GILBERT, 330 US 501, 508-09, 91 L.Ed. 1055, 67 S. Ct. 839
      (1947) [remaining citations omitted].

            The private and public interest factors recognised by the Court in GILBERT include:

            (1)    the ease of access to sources of proof;

            (2) the availability of compulsory process for attendance of unwilling witnesses;

            (3) the cost of obtaining attendance of unwilling witnesses;

            (4) practical problems involving the efficiency and expense of a trial;

            (5)    enforceability of judgments;

            (6)    administrative   difficulties   flowing   from
                   court congestion;

            (7)    imposing jury duty on citizens of the forum;

            (8) the local interest in having controversies decided at home; and

            (9) the avoidance of unnecessary problems in the application of foreign law. GILBERT, supra
                   330 US at 508-09, LINTER, 994 F.2d at 1001.

            Therefore the opinion expressed in opinion paragraph 8 assumes that a court will carefully consider the factors listed in GULF OIL CORP. V. GILBERT, 330 U.S. 91 L. Ed. 1055, 67 E. Ct. 839 (1947) in
            determining the propriety of an alternative forum.

Our opinion in paragraph 9 above as to the enforceability of a judgment in the State of Nevada and in a Federal Court of the United States is subject to the constitutional principle of comity.

      "The U.S. Supreme Court defined comity as 'the recognition which one nation allows within its territory to the legislative, executive or judicial acts of another nation, having due regard both to international duty and convenience, and to the rights of its own citizens or of other persons who are under the protection of its laws.' HILTON V. GUYOT, 159 U.S. 113, 164, 40 L.Ed. 95, 16 S. Ct.
      139 (1895). As a general rule, comity may be granted where 'it is shown that the foreign court is a court of competent jurisdiction, and that the laws and public policy of the forum state and the rights of its residents will not be violated.' CUNARD S.S. CO. V. SALEN REEFER SERV.AB, 773 F.2d 452, 457 (2 Cir. 1985). Indeed, as long as the foreign court abides by 'fundamental standards of procedural fairness,' granting comity is appropriate. Id." ALLSTATE LIFE INSURANCE C. V. LINTER GROUP LIMITED, 994 F.2d 996. 998 (2d Cir. 1993).

We therefore assume in rendering opinion paragraph 9 that the laws of New South Wales or Australia are "procedurally fair." In particular, we assume that (1) the laws of New South Wales and Australia do not favour its citizens over those of other nations, states and provinces; (2) the Companies are provided the opportunity to provide evidence in their defence; (3) the Companies will receive timely notice to permit them sufficient time to defend the action; and (4) the judgment rendered by an Australian or New South Wales court will not be against the public policy of the State of Nevada. We also assume that the courts of Australia and New South Wales recognise and enforce judgments rendered by courts of any state of the United States or federal courts of the United States of America.

The foregoing opinions are subject to the following additional qualifications:

(a)   We  express  no  opinion  as to the  effectiveness  of  any
      provision  directly  or  indirectly  requiring   that   any
      consent, modification, amendment or waiver be in writing.

(b) We express no opinion as to the enforceability of any provision which requires the party to indemnify another party for losses or damages caused by the indemnified party's gross negligence, intentional acts or omissions. Moreover, we advise you that a Court may not enforce an indemnity agreement which shifts the financial responsibility that the contract of indemnity expresses such intention in clear and unequivocal terms.

(c) Since the opinions expressed in this letter are based upon the law in effect on the date hereof, we assume no obligation to revise or supplement this opinion letter should such law be changed by legislative action, judicial decision or otherwise.

We are qualified to practice and are experts in the laws of the State of Nevada and the Federal law of the United States. We are qualified to give this legal opinion. These opinions are effective as of the date hereof. No extensions of our opinions may be made by implication or otherwise. We expressly consent to and acknowledge your reliance on this opinion in executing the Relevant Document. Our opinions are not to be otherwise quoted in whole or in part without the express, written consent of this firm.

Yours sincerely,

[US LAWYER]

          Sydney Harbour Casino Properties Pty Limited
                              and
                 Leighton Properties Pty Limited


                           DEVELOPMENT
                            AGREEMENT


                   Freehill Hollingdale & Page
                           Solicitors
                           MLC Centre
                          Martin Place
                         Sydney NSW 2000
                            Australia

                    Telephone: (02) 225 5000
                    Facsimile: (02) 233 6430
                       Reference: GTB:36B

THIS AGREEMENT made on the 22 day of April 1994 between the following parties:

1.    SYDNEY  HARBOUR CASINO PROPERTIES PTY LIMITED ACN  050  045
      120  of  Level  3,  472 Pacific Highway, St  Leonards,  New
      South Wales (the "Principal"); and

2.    LEIGHTON  PROPERTIES PTY LIMITED ACN 001 046 395  of  Level
      3,472   Pacific  Highway,  St  Leonards,  NSW,  2065   (the
      "Developer").

RECITALS:

A. The Principal and other members of the SHC Group have entered into the Casino Agreements in respect of the development and operation of the Sydney Casino. The Developer is aware of the terms of the Casino Agreements including the requirements of the Casino Authority and of the business objectives of the Principal in respect of the Project.

B. The Developer represents to the Principal that it has the requisite skill, experience and ability to execute the Project and to procure the execution of the residential building work and the specialist work involved in the Project in accordance with the Agreement and so as to ensure that the Project meets the requirements of the Casino Authority and the Principal in respect of the Project and so as to ensure that the Principal complies with its obligations under the Casino Agreements to the extent those obligations relate to the obligations of the Developer under this Agreement, or are to be performed on behalf of the Principal by the Developer pursuant to this Agreement.

C.    In   reliance  on  the  Developer's  representations,   the
      Principal wishes to engage the Developer to execute the Project.

D. The Developer has agreed to accept such engagement upon the terms of the Agreement.

E. The parties acknowledge that the Principal has approved the extent and scope of the Development Proposal and Project Briefs.

IT IS HEREBY AGREED as follows:

1. The Principal engages the Developer to execute the Project in accordance with the Agreement.

2.    The Developer shall:

      (a)  well and faithfully execute all activities involved in
           the   development,  design,  construction, Fitout  and
           Commissioning of the Sydney Casino in accordance with the Agreement; and


      (b) supply and provide at its own expense all things necessary for the proper performance by the Developer of its obligations under the Agreement.

3.    The Developer warrants to the Principal that:

      (a) the design of the Sydney Casino shall be carried out and completed in accordance with the intent and express requirements of the Development Proposal and Project Briefs, as included in Annexure C, the requirements of the Casino Authority, and the terms of this Agreement;

      (b)  the  construction  of  the  Sydney Casino shall be  in
           accordance  with  the  design  consented  to   by  the
           Principal pursuant to Clause 7.3, and shall be carried out in a proper and workmanlike manner;

      (c) all designs, materials, equipment and performance requirements specified or incorporated in the Project whether before or after the date of this Agreement, shall comply with the intent and express requirements of the Development Proposal and Project Briefs as included in Annexure C or, if not stated therein, shall be consistent with the general character and quality of an international class casino complex;

      (d) the Sydney Casino, at Completion, shall comply with the requirements of the Casino Authority under the Casino Agreements including the Planning Approval (once it has been obtained), the Development Proposal and Project Briefs, all legislation, subordinate legislation, the Building Code of Australia, Authorities, all relevant Australian standards and any standard specified in the Development Proposal and Project Briefs;

      (e) it shall obtain from manufacturers or suppliers of equipment incorporated in the Sydney Casino appropriate warranties for the nature of the Project, which warranties shall be provided to and in favour of the Principal;

      (f) the Sydney Casino, when constructed, shall be fit for its intended purpose, as described in or to be inferred from the Development Proposal and Project
           Briefs; and

      (g) it has the requisite skill, experience and ability to execute the Project in accordance with this Agreement and so as to ensure the Project meets the requirements of the Casino Authority and the Principal.

4. Each party hereto shall perform, fulfil, observe, comply with and submit to all and singular the provisions, conditions, stipulations and requisitions and all matters and things contained expressed implied or shown in the Agreement and by and on the part of the respective party to be performed, fulfilled, observed, complied with and submitted to.

5.    The Annexures listed below form part of this Agreement:

      (a)  Annexure A:    Details of Agreement

      (b)  Annexure B:    Conditions of Engagement;

      (c)  Annexure C:    Development    Proposal   and   Project
                          Briefs, Room Data Sheets,  drawings and
                          other relevant documents;

      (d)  Annexure D:    Design and Construction Programmes;

      (e)  Annexure E:    Form of Security;

      (f)  Annexure F:    Not used;

      (g)  Annexure G:    Preconstruction     Period     Drawdown
                          Schedule;

      (h)  Annexure H:    Schedule of Monetary Allowances.

      (i)  Annexure I:    Proforma Design Consultant's Report.

      (j)  Annexure J:    Facility      Agreement       Insurance
                          Requirements.

      (k)  Annexure K:    Progress Payments Control Document

      (l)  Annexure L:    Excavation Plan

      In construing this Agreement, all the Annexures shall be read with this Agreement. In case of inconsistency the following order of precedence shall apply:

      This Agreement
      Annexure B
      Annexure C
      Annexure A
      Annexure D
      Annexure E
      Annexure K
      Annexure J
      Annexure G
      Annexure H
      Annexure I
      Annexure L.

6.    This Agreement and clauses 1.1, 2.1, 3.1,  3.2,  4,  5,  6,
      7.2(c), (h), (k),(j) and (m), 7.3, 7.4, 8, 9.1,  11.1,  14,
      15, 16, 17.1 to 17.3 (in respect only of the amounts in the Preconstruction Drawdown Schedule) 19, 20, 22, 24, 25 and
      28.1 of Annexure B commence on the Operative Date. The remainder of the Agreement does not take effect until the Licensing Date. If the Licensing Date has not occurred by 31 December 1994 either party may terminate this Agreement by notice in writing to the other.

7. The Agreement, the Development Agreement Side Deed, the Copyright Assignment Deed and the Project Certifier Deed constitute the entire agreement between the parties in respect of the Project and supersede all prior agreements, correspondence, and other communications concerning the Project.

8. The Agreement shall be governed by and construed with reference to the laws at the time being in force in the State of New South Wales.

EXECUTED by the parties as an agreement:

SIGNED for and on behalf of
SYDNEY HARBOUR CASINO PROPERTIES
PTY LIMITED by its attorney in the
presence of:

/s/ David Fabian                   /s/ H. Gregory Nasky
Witness (print name)               Attorney (print name)
David Fabian                       H. Gregory Nasky


SIGNED for and on behalf of
LEIGHTON PROPERTIES PTY LIMITED
by its attorney
in the presence of: ;

/s/                                /s/
Witness (print name)               Attorney (print name)

                           ANNEXURE A

                      DETAILS OF AGREEMENT

SEPARABLE PORTIONS (CLAUSE 10)

SEPARABLE PORTION      DATE FOR     LIQUIDATED   DEFECTS
OF THE PROJECT         COMPLETION   DAMAGES      LIABILITY PERIOD
                                                 (CLAUSE 18.3)

1. TEMPORARY CASINO

The devleopment of     9 months                  12 months
the Temporary Casino    after       $0/day
located at Wharves     Licensing
12 and 13, Sydney      Date

2. PERMANENT CASINO

The development of     38 months                 12 months
the Permanent Casino    after       $150,000/day
at Pyrmont             Licensing
and the transfer of    Date
FF&E from the
Temporary Casino

3. PROJECT                          Maximum Amount
                                    $30,000,000

-    CONTRACT LUMP SUM:         $691,090,000
     (CLAUSE 2)

-    SECURITY (CLAUSE 3)        $ 20,000,000

(a)  Time to provide security:  Licensing Date

(b)  Form of security:          Two (2) unconditional bank
                                guarantees in the form set
                                out in Annexure E each for
                                half of the above sum.

-    DEVELOPER'S
     REPRESENTATIVE (CLAUSE 4): MARK C GRAY

-    PRINCIPAL'S
     REPRESENTATIVE (CLAUSE 4): GREGG NASKY

-    ADDRESSES FOR NOTICES
     (CLAUSE 6):

(a)  Principal - Address:       Level 3
                                472 Pacific Highway

     - Telephone:               925 6666
     - Facsimile:               925 6003

(b)  Developer - Address:       Level 3
                                472 Pacific Highway
                                St Leonards NSW 2065

     - Facsimile:               (02) 925 6003

-    Times for early access     Temporary Casino: 60 days
     (Clause 11.4)              prior to Date for Completion
                                Permanent Casino: 90 days prior
                                to Date for Completion

-    MONETARY ALLOWANCES        twenty percent (20%) applied to
     PERCENTAGE (% PA) TO BE    amount in excess of monetary
     ADDED FOR INDIRECT COSTS   allowances shown in Annexure H.
     (CLAUSE 12):

-    PERCENTAGE (% PA) TO BE    Increased Work -
     ADDED FOR INDIRECT COSTS   twenty five percent
     (CLAUSE 16.4):             Decreased work - nil percent

-    INTERESET (% PA)           Authorised Dealers Bank Bill
     (CLAUSE 17.6):             Rate plus three percent (3%)

                            ANNEXURE B

                     CONDITIONS OF ENGAGEMENT

                         TABLE OF CONTENTS

 1.  Definitions and Interpretation
 2.  Contract Sum
 3.  Assignment and Security
 4.  Representatives
 5.  Instructions
 6.  Notices
 7.  Documentation and Project Control Group
 8.  Quality and Quality Assurance
 9.  Design and Construction Programmes
10.  Separable Portions of the Project
11.  Access to the Site
12.  Monetary Allowances
13.  Items Supplied by Principal
14.  Insurance
15.  Time for Completion
16.  Variations
17.  Payment
18.  Completion and Defects Liability Period
19.  Termination on Default
20.  Dispute Settlement
21.  Co-Operation with Others
22.  Site Conditions
23.  Inspection and Testing
24.  Services
25.  Confidentiality
26.  Design and Construction Contract
27.  Waiver
28.  Planning Approval
29.  Light Rail Warranty Deed
30.  Building Services Corporation Act, 1989
31.  Developer's Security
32.  Reviews
33.  Other Consultants
34.  Construction Lease

                              PART 1

                  DEFINITIONS AND INTERPRETATION

1.1   INTERPRETATION

In the Agreement, except where the context otherwise requires:

"AGENT" means Commonwealth Bank of Australia or such other agent as is engaged by the Principal's financiers in respect of the Project;

"ARCHITECTURAL CONSULTANT" means the ARCHITECTURAL CONSULTANT engaged by the Design and Construction Contractor being Philip Cox Richardson Taylor & Partners Pty Limited (ACN 002 535 891) and The Hillier Group (or any appropriate joint venture entity formed by them), or such other consultant as is agreed to by the Principal, the Developer and the Principal's financiers;

"AUTHORISED DEALERS BANK BILL RATE" means in relation to any period, the average (expressed as a percentage yield to maturity per annum rounded upwards, if necessary, to the nearest 0.01%) bid rate for bills which have a term to maturity equal to that period which average rate is displayed on the page of the Reuters Monitor System designated "BBSY" at or about 10.00 am (Sydney time) on the first day of the period for the purchase of bills bearing the acceptance of a trading bank (as defined in the Banking Act 1959 (Cwth)) but if that day is not a business day then on the business day which immediately precedes that day.

"AUTHORITIES " means all Commonwealth, State, Territorial and local government departments, bodies, instrumentalities and other public authorities having jurisdiction over the Project;

"AUTHORITIES   PLANNING   REQUIREMENTS"   means   the    planning
requirements of the Authorities which have been incorporated in Annexure C or specified in the Casino Agreements;

"BUSINESS DAY" means a day (other than a Saturday or Sunday or public holiday ) on which banks are open generally for business in Sydney;

"CASINO AGREEMENTS" means:

(a)   the   Temporary   Site  Construction  Sub-Lease   for   the
      Temporary Casino between the Casino Authority and the Principal ("the Construction Sub Lease " );

(b)   the  Permanent  Site  Lease (Construction  Lease)  for  the
      Permanent Casino between the Casino Authority and the Principal ("the Construction Lease " );

(c) the Casino Duty and Community Benefit Levy Agreement between the Treasurer of the State of New South Wales and Sydney Harbour Casino Pty Limited;

(d) Deed of Covenant between inter alia the Casino Authority, City West Development Corporation and the Principal; and

(e)   Head  Lease  Temporary Casino between City West Development
      Corporation and the Casino Authority;

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                                9

"CASINO  AUTHORITY"  means  the New South  Wales  Casino  Control
Authority or such other body or person authorised by the Government of the State of New South Wales to have jurisdiction over the Project or who is authorised to issue a casino licence for the Sydney Casino;

"CASINO CONTROL ACT" means the Casino Control Act 1992 (NSW);

"CERTIFICATE OF FINAL COMPLETION" means the certificate issued by the Principal to the Developer in accordance with clause 18.5;

"COMMISSIONING" means the checking, testing and acceptance of the operational readiness of, and of the procedures for, the various components of the Project relating to building services by the Principal but excluding the Operator's Commissioning;

"COMPLETION" means the completion of the design, construction, Fit-Out and Commissioning of the Project to a state of operational readiness which complies with the Completion Standards, including the provision to the Principal of all warranties, all necessary interim operation and maintenance manuals and necessary interim drawings;

"COMPLETION  ACTION PLAN" means the plan referred  to  in  clause
18.1(a)   identifying  the  steps  to  be  performed  to  achieve
Completion in accordance with this Agreement;

"COMPLETION STANDARDS" means:

(a)  for construction of the Project or a Separable Portion when:

     (1)   the  Project  or Separable Portion is complete  except
           for  minor  omissions and  minor defects the immediate
           making   good  of  which  by  the  Developer  is   not
           practical:

           (A)  which do  not  prevent the Project  or  Separable
                Portion from being reasonably capable of being used for its intended purposes; and

           (B) rectification of which will not significantly prejudice the convenient use of the Project or Separable Portion by members of the public taking into account the intended use of the items concerned and their location; and

           (C) which do not cause any legal impediment to the use and/or occupation of the Project or a Separable Portion; and

     (2) those tests which are required by the provisions of any statute or required to be carried out by any competent authority or the Agreement to be carried out and passed before Completion have been carried out and passed and evidence to the reasonable
           satisfaction   of  the  Principal  is  given  to   the
           Principal;

     (3) the documents listed in the Development Proposal and Project Briefs and any other documents and other information which are required by this Agreement for Completion have been supplied to the Principal;

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                                10

     (4) an identification survey by a registered surveyor has been provided to the Principal;

     (5)   a   certificate  of  classification  under  the  Local
           Government Act 1993 (NSW) is issued;

     (6) the Developer has provided to the Principal statements signed by the Company Secretary of each of the Developer and the Design and Construction Contractor certifying that all claims due and payable to subcontractors and suppliers in respect of payments included in all Progress Claims paid to the Developer, and all wages due and owing to employees of the Contractor have been paid;

     (7)   all  requirements  under  the Casino Agreements,  this
           Agreement  and the Casino Control Act relevant to  the
           design   and   construction  of  the  Project   or   a
           Separable Portion have been complied with;

     (8) for Commissioning, when all the procedures functions and processes for operation of the various components of the Project or a Separable Portion (including all staff facilities and equipment) relating to building services are in place have passed all tests and are immediately and reliably available to the Principal with the exception only of minor omissions and maintenance items; and

     (9) for Fit-Out, when all of the Fit-Out is installed in place and operational with the exception only of minor omissions and maintenance items;

"CONTAMINANTS" has the same meaning as in the Construction Lease;

"CONTRACT SUM" means the sum stated in Annexure A hereof or such other sum as shall be determined from time to time in accordance with the Agreement;

"COPYRIGHT  ASSIGNMENT DEED" means the copyright assignment  deed entered into on or about the date of this Agreement by the Casino
Authority,   the  Principal,  the  Developer,  the   Design   and
Construction Contractor and the Architectural Consultant;

"DATE  FOR COMPLETIONS" means the dates as calculated in Annexure
A, being the date on or before which the Developer is to bring each Separable Portion of the Project to Completion, as adjusted in accordance with Clause 15 hereof;

"DATE OF COMPLETION" means the dates when each Separable Portion of the Project reaches the stage of Completion;

"DAY" means calendar day;

"DESIGN AND CONSTRUCTION CONTRACT" means the contract entered into on or about the date of this Agreement between the Developer and the Design and Construction Contractor;

"DESIGN   AND   CONSTRUCTION  CONTRACTOR"  shall  mean   Leighton
Contractors Pty Limited or any replacement;

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                                11

"DESIGN  CONSULTANTS" means the design, structural, services  and other  consultants  engaged by the Developer or  the  Design  and
Construction   Contractor   for   the   Project   including   the
Architectural Consultant;

"DESIGN DOCUMENTS" means all drawings, specifications and design documents developed by the Developer pursuant to the terms of this Agreement;

"DESIGN AND CONSTRUCTION PROGRAMMES" means the programme for the design, documentation, construction, fitout, commissioning and completion of the Temporary Casino and the Permanent Casino (as the case may be) set out in Annexure D as amended from time to time with the prior written approval of the Principal.

"DETERMINATION DATE" means the earlier of:

(a) the date of the Review under clause 32 at which it is agreed by the parties and the Agent that the Developer's Security and Fortnightly Progress Claims are no longer required; and

(b) the date of payment of the payment certificate issued in respect of the Final Statement under clause 17.5

"DEVELOPER'S SECURITY" means the security to be provided by the Principal under clause 31;

"DEVELOPMENT AGREEMENT SIDE DEED" means the side deed entered into on or about the date of this Agreement between the Casino
Authority, the Principal, the Agent, the Developer and the Design and Construction Contractor;

"DEVELOPMENT PROPOSAL AND PROJECT BRIEFS" means the proposals of the Principal, in relation to the construction, development and establishment of the Project described in the documents listed in Annexure C;

"DRAWINGS" means the plans, designs and working drawings relating to the Project provided by the Principal to the Casino Authority and described in Annexure C;

"FACILITY  AGREEMENT"  means the Sydney Harbour  Casino  Facility
Agreement between the Principal, the Agent and other parties identified therein;

"FINANCIAL DEFAULT" means a default of the type referred to in clause 19.3(b );

"FIT-OUT" means the installation of gaming equipment, furniture, fittings, furnishings and such other built-in and loose items required to bring the Project to a stage to enable Commissioning to take place but excluding fitout to be performed by the Operator or Tenants;

"FORCE MAJEURE" shall mean:

(a) any explosion, earthquake, natural disaster, sabotage, act of a public enemy, war ( declared or undeclared ) or revolution;

(b) action or inaction by a court, government or Authorities, including denial, refusal or failure to grant any permit, authorization, licence, approval or acknowledgement and changes in law but, subject to clause 15.7(b ), excluding any delay in the granting of a building approval;

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                                12

(c)  fire or flood;

(d)  lightning, major storm or hurricane;

(e) strikes, lockouts, industrial disputes, labour disputes, work bans, blockages, picketing action, secondary boycotts or any other industrial action or lack of action (provided that they do not relate specifically to the Project, the Site, the Developer or the Design and Construction Contractor except if they are due to:

     (1) attempts by industrial unions to have the Principal, the Developer or the Design and Construction Contractor act contrary to the New South Wales Government Code of Practice for Construction; or

     (2) industrial disputation arising from a breach by industrial unions of an enterprise agreement relating to the Site or the Project, provided such enterprise agreement complies with the New South Wales Government Code of Practice for Construction);

(f)  riot, civil commotion or blockade; or

(g)  a suspension by the Developer under clause 19.3,

which causes or results in delay in the Completion of the Project but does not include events to the extent to which they are caused or contributed to by the Developer or those for whom it is responsible;

"FORTNIGHTLY PROGRESS CLAIMS" means progress claims for payment by the Principal which are made by the Developer in accordance with clause 17.3(g );

"INDIRECT COSTS" means all preliminaries, administration costs, site overheads, head and branch office overheads, and profit;

"INSTRUCTION" means and includes any agreement, approval, authorisation, certificate, decision, demand, determination, direction, explanation, notice, order, permission, rejection, request or requirement given or issued in writing by the Principal;

"LICENSED CONTRACTOR" means a person authorised to contract to do residential building work or specialist work under the Building
Services Corporation Act, 1989;

"LICENSING DATE" means the date on which the Casino Authority grants Sydney Harbour Casino Pty Limited a casino licence pursuant to section 18(1) of the Casino Control Act;

"MONETARY  ALLOWANCE"  means  a  rate,  quantity  or  sum  or   a
combination thereof which has been used in evaluating the Contract Sum and is scheduled in Annexure H. in respect of work or an item of work which may be performed or supplied, at the direction or approval of the Principal, either by the Developer or the Design and Construction Contractor, or by a subcontractor or supplier to the Design and Construction Contractor;

"OPENING OF THE TEMPORARY CASINO" means the date of commencement of commercial operations to the public of the Temporary Casino;

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                                13

"OPERATIVE DATE" means the date upon which the Casino Authority announces that Sydney Harbour Casino Pty Limited is the preferred applicant;

"OPERATOR'S  COMMISSIONING"  means  the  checking,  testing   and
acceptance of the operational readiness of and procedures for the gaming equipment, surveillance and other components of the Project which are the responsibility of the Operator;

"OPERATOR"  means Sydney Casino Management Company  Pty  Limited,
ACN 060 462 053 or any replacement operator;

"PERMANENT CASINO" means the permanent casino complex to be developed at Pyrmont, Sydney as identified in the Development
Proposal and Project Briefs .

"PLANNING APPROVAL" means the planning approval to be obtained from the Minister for Planning in respect of each of the Temporary Casino and the Permanent Casino;

"PRECONSTRUCTION PERIOD" means the period between  the  Operative
Date and the Licensing Date.

"PRINCIPAL'S DELAY DAMAGES" means the sum of:

(a) amounts payable by the Principal under clause 7 of the Casino Duty and Community Benefit Levy Agreement;

(b)   additional  pre-opening costs incurred  by  the  Principal;
      and

(c) the sum of the following incurred by the Principal under the Facility Agreement (terms used in this sub-clause have the same meaning as in the Facility Agreement):

      (1) the interest or discounts applying to all Segments outstanding under the Construction Facility at the Bank Bill Rate (adjusted as necessary for clause 14.2(bb) of the Facility Agreement) plus the Margin; and

      (2) the interest applying to the overdraft accommodation under the Working Capital Facility calculated at the Overdraft Rate; and

      (3) a pro-rated proportion of any amounts payable under clauses 7.9 and 20 of the Facility Agreement,

      LESS

(d) average net operating profits after tax since the opening of the Temporary Casino except to the extent that such profit has been committed by the Principal prior to being advised in writing by the Developer of the likely extent of the anticipated delay;

"PROGRAMMING   CONSULTANT"   means   the   external   programming
consultant appointed pursuant to clause 7.5;

"PROGRESS   CERTIFICATE"  has  the  same   meaning   as   payment
certificate;

"PROGRESS PAYMENTS CONTROL DOCUMENT" means a trade based breakup of the Contract Sum prepared by the Design and Construction
Contractor and agreed to by the Quantity Surveyor which is set out in Annexure "K";

"PROJECT" means the whole of the development of the Sydney Casino project including planning, design, construction and commissioning in accordance with the Agreement as described generally in the Development Proposal and Project Briefs and includes variations provided for in the Agreement;

"PROJECT CERTIFIER DEED" means the project certifier's deed entered into on or about the date of this deed between, inter alia, the Principal, the Developer and the Quantity Surveyor;

"PROJECT CONTROL GROUP" means a group of persons comprising representatives of the Principal, the Developer, the Agent and others invited from time to time by the Developer or the Principal;

"QUANTITY   SURVEYOR"  means  the  Quantity  Surveyor   appointed
pursuant to clause 17.2;

"RESIDENTIAL  BUILDING  WORK"  has  the  same  meaning  as   that
expression has in the Building Services Corporation Act, 1989;

"SEPARABLE PORTION" means a portion of the Project specified in Annexure A or agreed to by the Principal and Developer pursuant to clause 10.1;

"SHC  GROUP"  means  Sydney Harbour Casino  Pty  Limited,  Sydney
Harbour Casino Holdings Limited and the Principal;

"SITE" means:

(a) in respect of the Temporary Casino, the land to be made available to the Principal pursuant to the Temporary Site
      Sub-Lease (Construction Sub-Lease) entered into on or about the date of this Agreement; and

(b) in respect of the Permanent Casino, the land to be made available to the Principal pursuant to the Permanent Site
      Lease (Construction Lease) entered into on or about the date of this Agreement;

      together with any other lands and other places made available by the Principal to the Developer for the purpose of the Agreement;

"SPECIALIST WORK" has the same meaning as that expression has in the Building Services Corporation Act, 1989;

"SYDNEY CASINO" means the casino, hotel, serviced apartments and related structures initially as the Temporary Casino at a temporary location at Wharves 12 and 13 and subsequently as the Permanent Casino, once completed, at Pyrmont Bay, Sydney;

"TEMPORARY CASINO" means the temporary casino complex to be developed at Wharves 12 and 13, Sydney as identified in the Development Proposal and Project Briefs;

"TENANT" means a person or entity who proposes to occupy part or all of the Sydney Casino;

"VARIATION" means a change to the Development Proposal and Project Briefs as may be authorised by the Principal under Clause
16 or required as a result of a change in a law or a requirement of an Authority including any of the following:

(a) increases, decreases or omissions from any part of the Project;

(b) changes in the character or quality of any material or work;

(c) changes in the levels, lines, positions or dimensions of any part of the Project;

(d)   execution of additional work;

(e)   changes  to the Project not consistent with the Development
      Proposal and Project Briefs including any requirements of the Planning Approval inconsistent with the Development
      Proposal and Project Briefs.

                             PART 2
                          CONTRACT SUM

2.1   CONTRACT SUM

(a) The Principal shall pay the Developer the Contract Sum in accordance with the terms of the Agreement.

(b) The Contract Sum is the Lump Sum stated in Annexure A for all work carried out under this Agreement.

(c) The Contract Sum is not subject to adjustment or cost escalation except as otherwise expressly provided for in the Agreement.

(d) The Contract Sum (subject to any adjustment in accordance with Parts 12, 15, 16, 21, 22 and 23 of this Agreement) is fixed.

                             PART 3
                        ASSIGNMENT AND SECURITY

3.1   ASSIGNMENT

Neither party may assign the Agreement or any part thereof without the prior written approval of the other party, which approval shall not be unreasonably withheld. The Developer consents to the Principal mortgaging and assigning its interest in this Agreement to the Agent.

If this Agreement is validly terminated by the Principal, the Developer must, if requested by the Principal in writing, use its best endeavours to procure the Design and Construction Contractor to agree to an assignment of the Developer's interest in the Design and Construction Contract to the Principal or its nominee. If the Design and Construction Contractor will not agree to such assignment the Developer will, if requested by the Principal in writing, procure the Design and Construction Contractor to assign to the Principal or its nominee, its interest in any subcontracts, supply or consultancy agreements it has entered in respect of the Project.

3.2   DESIGN AND CONSTRUCTION CONTRACT

The entry by the Developer into the Design and Construction Contract shall not relieve the Developer from any liability or obligation under this Agreement. The Developer shall be liable to the Principal for the acts and omissions of the Design and Construction Contractor as if they were acts or omissions of the Developer.

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                                16

3.3   SECURITY

The Developer shall procure that there be provided, or provide, to the Principal two unconditional undertakings from a bank acceptable to the Principal, within the time, in the form and in the amount stated in Annexure A.

The security is for the due and proper performance by the Developer of its obligations under the Agreement.

The Principal shall not convert the security or any part thereof into money unless the Principal is reasonably satisfied on reasonable grounds that there are moneys due and owing by the Developer to the Principal which are not paid in accordance with this Agreement or the Developer is otherwise in breach of this Agreement in which case its right to convert the security shall be limited to the amount it is entitled to under this Agreement.

The Developer will not convert any security held by it under the Design and Construction Contract without the prior written approval of the Principal.

Half of the security must be released to the Developer on the Date of Completion of the last Separable Portion to be completed and the other half must be released to the Developer on the date of the issue of the Certificate of Final Completion.

The parties acknowledge that Leighton Holdings Limited has provided a guarantee to the Principal and certain other parties in respect of the Developer's obligations under this Agreement.

                             PART 4
                         REPRESENTATIVES

4.1   DEVELOPER'S REPRESENTATIVE

The Developer shall appoint and at all times have a representative to exercise its powers, duties, discretions and authorities under the Agreement. The Developer's representative shall be the person stated in Annexure A. The Developer's representative shall not be changed without the Principal's approval.

4.2   PRINCIPAL'S REPRESENTATIVE

The Principal shall appoint and at all times have a representative to exercise its powers, duties, discretions and authorities under the Agreement. The Principal's representative shall be the person stated in Annexure A or such other person as may be advised in writing.

The Principal shall not communicate directly with the Design and Construction Contractor, subcontractors, consultants or suppliers engaged by the Developer or the Design and Construction Contractor in regard to any matter for which the Developer is responsible under this Agreement, without prior advice to the Developer.

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                                17

                             PART 5
                          INSTRUCTIONS

5.1   INSTRUCTIONS

The Principal may give or issue instructions to the Developer regarding the Project and the Developer shall be obliged to comply with all such instructions provided that such instructions are within the scope of the Agreement.

                             PART 6
                             NOTICES

6.1   SERVICE

All correspondence (including notices) shall be deemed to have been served:

(a)   if delivered personally, upon delivery to the recipient;

(b) if sent by facsimile machine, upon successful transmission to the Developer or the Principal;

(c) if sent by post, upon the expiration of three (3) days following the date of posting.

6.2   DELIVERY

All correspondence (including notices) shall be hand-delivered or directed to the addresses or facsimile numbers as stated in Annexure A, or as otherwise advised in writing by either party.

                             PART 7
             DOCUMENTATION AND PROJECT CONTROL GROUP

7.1   PROJECT CONTROL GROUP

During the Project, the Developer shall convene monthly meetings of the Project Control Group.

7.2   REPORTS, ASSESSMENT AND APPROVALS

The Developer shall:

(a)   Attend meetings of the Project Control Group.

(b) Report in writing to the Principal in a manner agreed with the Principal. The report shall include sections dealing with:

      -    legal;
      -    finance;
      -    market;
      -    design;
      -    documentation;
      -    consultants;

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                                18
      -    approvals;
      -    procurement;
      -    construction;
      -    quality assurance;
      -    completion;
      -    programme;
      -    delay (anticipated or forecast);
      -    forward planning;
      -    subcontractors;
      -    site safety;
      -    industrial relations;
      -    pre-opening and commissioning.

      The report shall also include site photographs detailing the progress of the construction, schedules of variations, schedules of extensions of time and all certificates.

(c) Obtain, organise and present to the Principal information including design documents which the Principal or the Project's financiers may require in connection with the the Project.

(d) Assess and report in the Project Control Group meetings the progress of the Project, consideration of design alternatives and how the design as developed reflects the design intent described in the Agreement.

(e)   Assess and report in Project Control Group meetings on  any
      variation,   progress  of  construction   and   pre-opening
      activities by the Operator and time for completion.

(f)   Assess and report in the Project Control Group meetings  on
      all   aspects   of  the  project's  development   programme
      including any potential delays and appropriate strategies to avoid or minimise them.

(g) Provide advice to the Principal as to such other matters as may be required.

(h)   Provide  documents and information to the Casino  Authority
      and   comply   with  all  other  design  and   construction
      obligations of the Principal under the Casino Agreements.

(i) Procure each Design Consultant to prepare and provide to the Principal (at no additional cost to the Principal) reports on a monthly basis throughout the execution of the Project. Each report shall report upon such matters as the Principal may reasonably request including the quality of the Project and the compliance and uniformity of the execution of the Project with the Development Proposal and Project Briefs and Design Documents relevant to that Design Consultant's commission.

(j) Provide to the Principal such information as it requires for the purposes of the project advisory meetings held pursuant to the Casino Agreements, and, if requested by the Principal, attend such meetings and procure Design Consultants to attend such meetings accompanied by a
      representative  of  the  Developer  and  the   Design   and
      Construction Contractor.

(k) Use its best endeavours to procure a Planning Approval, provided that the failure to obtain such approval where the Developer has used its best endeavours shall not be a breach of this Agreement by the Developer.

(l) Obtain any building approvals for the Project from the relevant Authorities and procure all other Authorities approvals required for the execution of the Project other than approvals in respect of which the Project is exempt.

(m)   Notify  the Principal and the Casino Authority of  meetings with  Design Consultants in relation to the development  of
      Design   Documents  and  allow  their  representatives   to
      attend such meetings.

(n) Procure and provide to the Principal the certificates issued by consultants in the form and at the times contemplated by clause 5.14 of the Construction Lease and the Construction Sub Lease.

7.3   DOCUMENTATION

(a) The Developer shall submit all Design Documents to the Principal in a timely manner. The Developer will establish a procedure for continuously communicating and consulting with and will progressively deliver Design Documents to and report to the Principal on design development to allow the Principal to review the design, seek comments from the Operator on relevant design matters, and comment on Design Documents in accordance with the Design and Construction Programmes. For the purposes of this sub-clause Design Documents shall include documents leading to documents for construction. In the course of design development relating to Monetary Allowances the Developer will, in consultation with the Principal, progressively refine and adjust the design so that the cost plan for the Monetary Allowances remains within the total of the Monetary Allowances consistently with the design objectives of the Principal to the extent they can be accommodated, with the objective of establishing Monetary Allowance packages for submission to tenderers in accordance with Part 12.

(b) The Principal shall review all Design Documents submitted to it and shall provide the Developer with comments on the documentation or approve it for use as being suitable for the operation and management of the Sydney Casino.

(c)   The  giving  of  any  approval by the Principal  shall  not relieve  or reduce the Developer's responsibility  for  the
      execution   of  the   Project  in  accordance   with   this
      Agreement.

(d)   The  Developer  must  not amend any  document  approved  in
      accordance  with  this  clause  without  resubmitting   the
      amended document in accordance with the procedure set out in this clause.

(e) The Principal shall provide all comments or approvals within 7 days of a request for approval by the Developer relating to the Temporary Casino and within 16 days of a request for approval by the Developer in relation to the Permanent Casino. If a response is not received by this date, the approval is deemed to have been given.

(f) Once the Principal has given, or is deemed to have given, its approval in respect of any part of the Project, any subsequent amendment by the Principal to that approval will deemed to be a Variation. However, if the need for the amendment arose due to a deficiency in the Design Documents prepared by the Developer, the Developer will not be entitled to any extension of time or additional payment in respect of the amendment.

(g) The Developer indemnifies the Principal in respect of any infringement of any patent, registered design, copyright or similar protected right by any of the Design Documents.

7.4   PRINCIPAL'S APPROVAL

If the Developer is required by this Agreement to submit to the Principal any documents or proposal for approval, subject to the time periods referred to in clause 7.3(e), the Principal shall do all things within its control to provide such approval:

(a)   in a timely manner; and

(b) so as not to prevent the Developer from carrying out its obligations under this Agreement.

7.5   PROGRAMMING CONSULTANT

The Developer shall appoint an external programming consultant to report to the Project Control Group on timing and progress of the Works. Prior to appointing the external programming consultant the parties shall agree and prepare a brief of the external programming consultant's scope of works.

The role of the external programming consultant shall not impinge on the respective rights and obligations of the parties under the Agreement.

7.6   ARCHITECTURAL CONSULTANT

The Developer will ensure the Design and Construction Contractor engages the Architectural Consultant to provide design and other architectural consulting services contemplated by this Agreement. If for any reason the appointment of the Architectural Consultant is terminated representatives of the Principal, the Agent, the Developer and the Design and Construction Contractor will meet to seek to agree on a suitable replacement having regard to the nature of the Project.

                             PART 8
                  QUALITY AND QUALITY ASSURANCE

8.1   QUALITY ASSURANCE

The Developer shall ensure that the Design and Construction Contractor establishes and maintains a quality system which will assure the Principal that the quality of the design, construction and FFE shall comply with this Agreement. The proposed system shall meet the requirements of AS3901.

The Design and Construction Contractor shall submit to the Developer the quality plans for review on an on-going basis commensurate with the development of the design in sufficient time to allow the Project to be carried out in an orderly manner. The quality plan shall be reviewed by Technical Resources Pty Limited Quality Systems Group.

In addition to the requirements of AS3901 the Developer (or its appointed agent) shall carry out audits to verify the operation and effectiveness of the quality system. The first audit shall take place within four weeks of commencement on Site by the Design and Construction Contractor and shall be followed by regular audits at three monthly intervals unless otherwise required.

8.2   WORKMANSHIP

The  Developer shall ensure that the Project is executed so  that all workmanship and the design shall be of a kind which is both suitable for its purpose and consistent with the nature, character and use of the Sydney Casino as described in Annexure C.

                             PART 9
              DESIGN AND CONSTRUCTION PROGRAMMES

9.1   DESIGN AND CONSTRUCTION PROGRAMMES

The Design and Construction Programmes included in Annexure D show the times within which it is proposed that the various parts of the Project including all relevant design activities (including the submission of documents for approval) and on-site and off-site construction activities are to be executed. Where possible they will also show the times for supply of items by the Principal pursuant to clause 13.1.

The Developer shall regularly monitor the Design and Construction Programmes. These documents shall be revised, if necessary, at monthly intervals, or at such shorter intervals as may be
appropriate  having  regard  to  the  Developers'  progress   and
performance as compared to its then current programme. The Developer shall provide the Principal with copies of such updated programmes.

Within 6 weeks of the Operative Date the Developer will submit to the Principal a schedule of estimated progress payments based on the Design and Construction Programmes and the Progress Payments
Control Document.

                             PART 10
                SEPARABLE PORTIONS OF THE PROJECT

10.1  SEPARABLE PORTIONS OF THE PROJECT

Unless a contrary intention is expressed in the Agreement, for all purposes the provisions of the Agreement shall apply to a Separable Portion as if it were the only work included in the Project. The Separable Portions are listed in Annexure A. Additional Separable Portions may be agreed between the Principal and the Developer for the purpose of facilitating handover and occupation of the Project. The Developer acknowledges the requirement of the Principal to have access to parts of the Project prior to Completion in order to train staff and to be able to comply with its obligations under the Casino Agreements and will take steps to provide such access. Such access will be in accordance with the Design and Construction Contractor's site control policies and procedures.

                             PART 11
                         ACCESS TO SITE

11.1  ACCESS PRIOR TO LICENSING DATE

The Principal shall use its best endeavours to arrange access to the Site during the period from the Operative Date to the Licensing Date for the purpose of the Developer or the Design and Construction Contractor and their consultants, to carry out design investigations, as and when required. A failure by the Principal to provide such access will not entitle the Developer to an extension of time unless the Principal has not used its best endeavours.

11.2  ACCESS FROM LICENSING DATE

The Principal shall give the Developer full access to the Site from the Licensing Date.

11.3  ACCESS FOR PRINCIPAL

The Developer shall allow the Principal, its representatives, the Casino Authority or others authorised in writing by the Principal or Casino Authority, access to any part of the Site at any time, subject to those authorised personnel complying with the Design and Construction Contractor's site control policies and procedures. These site control policies and procedures will be reasonable and will not specifically preclude the Principal from giving the Casino Authority and its representatives access to the Site in accordance with the requirements of the Casino Agreements provided the site control policies and procedures are complied with.

11.4  ACCESS TO OTHERS

Without limiting the generality of clause 21, the Developer shall provide the Principal, the Operator and the Tenants access to areas of the Project when reasonably directed in writing by the Principal including but not limited to the times prior to Completion in accordance with clause 3.10 of the Development Proposal and Project Brief for the Permanent Casino and as nominated in Annexure A for the purposes of Fitout, Commissioning and Operator's Commissioning. The Principal, the Operator and the Tenants shall comply with the Design and Construction Contractor's site control policies and procedures. The Developer shall not be responsible for acts, defaults or omissions of persons brought on site by the Principal, the Operator and the Tenants.

                             PART 12
                       MONETARY ALLOWANCES

12.1  MONETARY ALLOWANCES

Monetary Allowances shall not by themselves be payable by the Principal but shall be dealt with as follows:

(a) where at the direction or approval of the Principal the work or item to which a Monetary Allowance relates is performed or supplied by the Developer or the Design and Construction Contractor, the work or item shall be valued under clause 16 except that the percentages stated in Annexure A for clause 16 shall not apply, and where the Monetary Allowance is:

      (1) a rate, the rate is exclusive of Indirect Costs relevant to the work or item;

      (2) a sum, the sum is exclusive of Indirect Costs relevant to the work or item;

(b) where at the direction of the Principal the work or item to which a Monetary Allowance relates is performed or supplied by a subcontractor or a supplier then the Principal shall pay the Developer the actual amount payable to the subcontractor or supplier for the work or item, without any added margin. In respect of work or items to be performed or supplied pursuant to paragraph
      (b) the following procedure shall apply:

      (1) The Developer will obtain at least three tenders for the performance of the work or item.

      (2) Prior to calling tenders the Developer will prepare in consultation with the Principal and provide to the Principal a brief on the work or item and the proposed terms of the contract and consult with the Principal in respect of the persons from whom tenders will be called and the form of the tenders.

      (3) The Developer will include among the tenderers anyone nominated by the Principal unless the Developer reasonably believes such person is not capable of performing the work or supplying the item in accordance with this Agreement. If the Developer reasonably objects to a tenderer proposed by the Principal and the Principal confirms the nomination the Developer must seek a tender from such tenderer. If the tenderer defaults under its contract (for the work the subject of the tender) then the Principal must pay to the Developer as an adjustment to the Contract Sum the amount of loss which the Developer could not reasonably avoid. Nothing in this sub-clause shall relieve the Developer from its normal obligations to procure proper administration of the tenderer's contract.

      (4) The Developer will procure the calling of tenders from the tenderers selected by it and nominated by the Principal and will then procure negotiation as may be appropriate with them to attempt to obtain more favourable tenders and additional information. The Developer will report in writing to the Principal on the outcome of such negotiations and provide a comparative review of and access to the tenders as negotiated and a recommendation of the preferred tenderer.

      (5) The Developer shall advise the Principal whether any, and if so what, contingency should be allowed by the Principal and the specific reasons why that contingency should be allowed. The Developer will continuously monitor the adequacy of any contingency and will advise the Principal if it is necessary to adjust the contingency and the specific reasons why that adjustment is necessary. The Developer may recommend to the Principal that the work be performed for a fixed lump sum which, if accepted by the Principal, will be deemed to be the actual amount payable under clause 12.1(b) in respect of the relevant item or work for the purposes of this clause.

      (6) After receiving such information the Principal must direct the Developer which tenderer to accept or, if desired in order to maintain the cost plan, further adjust the design in consultation with the Developer to achieve the necessary economies. If the Principal fails to so direct or adjust within a reasonable time the Developer will procure the acceptance of the recommended tenderer.

      (7)   Both  the  Principal and the Developer must  exercise
            any  rights  or perform any obligations  pursuant  to
            this   clause   promptly  and  in   accordance   with
            reasonable time limits.

If the final aggregate amount of (a) and (b) above exceeds the aggregate amount included in the Contract Sum for Monetary Allowances, then the Principal shall pay the Developer as an adjustment to the Contract Sum the amount calculated by multiplying the percentage stated in Annexure A of such excess to compensate the Developer and the Design and Construction Contractor for their Indirect Costs.

                             PART 13
                   ITEMS SUPPLIED BY PRINCIPAL

13.1  ITEMS SUPPLIED BY PRINCIPAL

Where materials, goods or equipment have been supplied by the Principal or its agent, the Developer shall arrange for the Design and Construction Contractor to inspect and check the materials, goods or equipment in order to ensure that they comply with the Agreement. The Developer shall advise the Principal in writing immediately upon receipt of materials, goods or equipment which do not comply with the Agreement. The Principal shall advise the Developer in writing of the requirements with regard to such materials, goods or equipment in sufficient time such that the orderly progress of the Project will not be delayed.

Where any such materials, goods or equipment contain defects which should have been apparent on reasonable inspection but which are not notified to the Principal by the Developer, the Developer will be liable for any subsequent loss or damages, arising from such defect, to the extent the loss or damage is not covered by the warranty from the subcontractor, supplier or manufacturer of the materials, goods or equipment.

13.2  NO WARRANTY

Where materials, goods or equipment have been supplied or have been specified by brand name or by specific type of material by the Principal or its agent, the Developer does not warrant or guarantee the performance of those materials, goods or equipment beyond the limits stated by the relevant subcontractors, suppliers or manufacturers as the case may be.

                             PART 14
                            INSURANCE

14.1  INSURANCE

(a)   The   Developer   shall   ensure  that   the   Design   and
      Construction Contractor has effected or caused to be effected the following insurances for the Project:

      (1) professional indemnity and workers' compensation as of the date of this Agreement;

      (2)   contractor's   all   risks   and   public   liability
            insurance prior to the commencement of work on Site;

      (3)   appropriate      insurances      by      Consultants,
            subcontractors, suppliers and others engaged by the Developer and Design and Construction Contractor on the Project.

(b)   The  Developer will ensure that the Design and Construction
      Contractor  complies  with  its  obligations  pursuant   to
      clauses  14.2, 14.3, 14.5, 14.6 and 14.7 of the Design  and
      Construction Contract.

(c) The Developer shall effect professional indemnity insurance (in an amount of $70,000,000) with a vicarious liability extension which requires the policy to respond in the case of negligence on the part of the Developer, the Design and Construction Contractor or a Design Consultant (or some combination thereof) and workers compensation insurances for the Project as of the date of this Agreement.

(d) The Developer shall provide the Principal at the Date of the Agreement with the details of the insurance cover provided for the Project.

14.2  PLANT AND EQUIPMENT

The Developer will ensure that, throughout the currency of the Project, insurance for constructional plant and equipment in respect of the Project whether carried out by sub-contractors or by the Design and Construction Contractor is maintained by the plant and equipment owners.

14.3  SUB-CONTRACTORS

The Developer shall ensure that all sub-contractors maintain all appropriate insurances including workers' compensation insurance.

14.4  CASINO AGREEMENTS

The Developer must ensure that all insurance required to be effected by this clause in respect of the Project is in accordance with the Principal's obligations set out in the Casino Agreements provided that the Developer is not obliged to take out any additional insurances including, without limitation, business interruption or product liability insurance.

14.5  FACILITY AGREEMENT

The Developer must, in respect of the insurances required to be effected by this clause comply with the Principal's financiers requirements as detailed in Annexure J.

14.6  INDEMNITY

The Developer indemnifies the Principal against liability for death or personal injury to persons and damage to or loss or destruction of property arising out of the Project caused by the negligence, omission or default of the Developer or any subcontractor or consultant of the Developer. This indemnity will be reduced proportionally to the extent that the injury or damage is due to the Principal, the Operator or the Tenants.

14.7  DETAILS OF INSURANCE

The Developer must ensure that all insurance required to be effected by clause 14.1(a)(1) and (2) and 14.1(c):

(a) includes a cross liability clause in which the insurer agrees to waive all rights of subrogation or action against any of the persons comprising the insured and for the purpose of which the insurer accepts the term
      "insured" as applying to each of the persons comprising the insured as if a separate policy of insurance had been issued to each of them (subject always to the overall sum insured not being increased thereby);

(b) expressly provides that any breach of a policy term or condition or any non disclosure or misrepresentation by an insured or persons whose interest is noted on the policy will not invalidate the cover in respect of other insured's or persons whose interests are noted on the policy;

(c) (except in respect of professional indemnity insurance) notes the interests of the Principal, the Casino Authority and the Agent by endorsement on the policy;

(d) is maintained throughout the term of this Agreement and, in respect of the professional indemnity cover, for a period of 6 years after the Date of Completion.

14.8  CARE OF THE PROJECT

Until the Date of Completion of the Project the Developer shall be responsible for the care of the Project. After the Date of Completion the Developer shall be liable for damage occasioned by the Developer in the course of completing any outstanding work or complying with its obligations under clause 18.3.

                             PART 15
                       TIME FOR COMPLETION

15.1  MINIMISE DELAY

(a)   The  Developer  shall not be entitled to  an  extension  of time  for  Completion  pursuant to clauses  15.2  and  15.3 unless:

      (1)   Completion  might  reasonably  be  expected   to   be
            delayed.

      (2)   The  delay  must  involve  a  critical  activity   or
            critical resource or other factor that the Developer can demonstrate will be critical to Completion.

      (3) The Developer has taken all reasonable steps to avoid and minimise the delay.

(b) Where more than one event causes concurrent delays and the cause of at least one of those events is not a cause referred to in clause 15.2, to the extent that the delays are concurrent, the Developer shall not be entitled to an extension of time for Completion. The Developer will not be entitled to allege time is at large as a consequence of such non-entitlement.

15.2  EXTENSION OF TIME

Subject to clause 15.1, and subject to the Developer complying with clause 15.9 in respect of the relevant event the Developer shall be entitled to an extension of time to the Date for Completion by an amount equal to the full extent that the delay will be critical to Completion where the delay is caused by:

(a) acts, defaults or omissions by the Principal or those for whom it is responsible (including, without limitation, any acts, defaults or omissions by the Principal, the Operator or the Casino Authority in respect of their various obligations relevant to Completion);

(b)   a breach of the Casino Agreements by the Casino Authority;

(c)   a "Force Majeure" event;

(d) a Variation directed by the Principal in accordance with this Agreement.

15.3  NOTICE OF DELAY

The Developer shall give written notice to the Principal of the fact or likelihood of a delay as soon as it becomes aware of the fact or likelihood and provide with the notice details of the cause of delay and how the Project is likely to be delayed and if the delay is concurrent with other delays.

The Developer shall give a written claim for an extension of time to the Principal specifying the number of days claimed and providing all necessary supporting information, including, if applicable, the costs or estimated costs of the Developer of the delay within fourteen (14) days after the cessation of the delay. Where several delaying events or circumstances are concurrent and such concurrence continues for a period exceeding one month, the Developer shall provide to the Principal at monthly intervals detailed statements quantifying the effect of such concurrent delaying events and circumstances on the progress of the Project.

15.4  GRANT OF EXTENSION

The Principal shall as soon as reasonably practicable and in any event not later then 28 days after receiving the Developer's fully detailed claim pursuant to clause 15.3, determine what, if any, extension of time to a Date for Completion shall be granted to the Developer and shall thereupon notify the Developer in writing accordingly.

15.5  EXTENSIONS BY PRINCIPAL

If the Developer does not give:

(a) the written notice to the Principal of the fact or likelihood of a delay for which the Developer is entitled to an extension of time; or

(b)   a written claim for an extension of time to the Principal;

within 45 days of the times required by clause 15.3, then the Developer shall not be entitled to an extension of time and the delay shall be deemed not to have occurred but the Principal may in its absolute discretion (but shall not be obliged) at any time by notice in writing addressed to the Developer extend a Date for Completion if in its opinion the Developer would otherwise be entitled to such an extension.

15.6  ACCELERATION

Where the Developer is entitled to an extension of time pursuant to clause 15.2, the Principal may elect instead to direct the Developer in writing to take such steps as the Principal considers necessary to accelerate, expedite or reschedule activities in order to ensure that the progress of the work is maintained in accordance with the Design and Construction
Programmes. In this event, the Developer shall forego its entitlement to an extension of time and shall comply with the Principal's direction. The Developer shall be entitled to be paid as an adjustment to the Contract Sum for all additional costs for which the Developer is liable to pay as a result of such direction. To assist the Principal in making any such direction the Developer will, if requested by the Principal, advise the Principal about possible alternatives for overcoming delays and their estimated cost.

15.7  DELAY COSTS

(a) Subject to paragraph (b) of this clause the Developer shall be entitled as an adjustment to the Contract Sum to delay costs in respect of all extensions of time granted other than those due (whether concurrently with other delays or not) to the events referred to in clause 15.2(c) in respect only of paragraph (e) of the definition of Force Majeure.

      Such delay costs shall be the total amount of all costs and expenses including but not limited to Indirect Costs other than profit proven to the reasonable satisfaction of the Principal.

      Any additional costs incurred by the Developer in respect of a delay or disruption caused by a Variation shall be included in the value of the Variation calculated in accordance with clause 16.

(b) If the relevant Authority refuses to grant a building approval or issues a conditional building approval and, in either case, the Casino Authority directs the Principal to appeal against the refusal or any one or more of the conditions sought to be imposed the Developer will:

      (1) not be entitled to delay costs in respect of the first two months of any delay consequential on the appeal; and

      (2) be entitled to an extension of time in respect of any delay consequential on the appeal.

15.8  MILESTONES

If the Project is behind schedule as set out in the Design and Construction Programmes such that any of the milestone events set out below are more than 35 days behind schedule as a consequence of an event other than a Variation or an event for which the Developer is entitled to an extension of time, the Principal may direct the Developer in writing to prepare and submit to the Principal within 14 days a draft amended programme demonstrating how the Developer can comply with its obligations under this Agreement without acceleration and a report on any alternatives to acceleration, their feasibility, ramifications and likely costs. After careful analysis of all relevant facts the Principal may then either direct the Developer to comply with the draft amended programme or to accelerate the progress of the Project. If so directed to accelerate the Developer must accelerate the Project in order to achieve the schedule in the Design and Construction programmes and will not be entitled to recover any costs resulting from the direction to accelerate.

MILESTONES

1.    Completion of Temporary Casino
2.    Completion of Carpark Structure
3.    Handover of LRT
4.    Completion of Podium Structure
5.    Completion of Structure including Towers
6.    Completion of Facade Works
7.    Completion of Permanent Casino

15.9  EXTENSION OF TIME UNDER CASINO AGREEMENTS

In addition to its other obligations under this clause, the Developer must give notice to the Principal of all events relating to the Project which would entitle the Principal to an extension of time under the Casino Agreements and reasonably assist the Principal with its claim under the Casino Agreements whether or not the Developer is entitled to an extension of time in respect of such event under this Agreement. All such notifications must be given to the Principal in sufficient time to allow the Principal to comply with the requirements of the Casino Agreements for claiming an extension of time.

15.10 ACCELERATION BY DEVELOPER

If at any time the Developer elects to accelerate or alter the sequence of the Project such that the time by which the Principal must perform obligations under this Agreement is altered, the Developer will notify the Principal of the impact on the Principal's obligations, provided that the Principal may not, by this process, be deprived of a reasonable opportunity to review and make decisions about the Project without thereby giving rise to entitlement to a claim by the Developer for time or money nor of its rights under sub-clause 7.3(e).

15.11 ACCELERATION DIRECTED BY PRINCIPAL

The Principal may at any time direct the Developer to accelerate the Project in order to achieve Completion by any reasonable date. The

Developer shall be entitled to be paid as an adjustment to the Contract Sum for all additional costs for which the Developer is liable to pay as a result of such direction. To assist the Principal in making such direction the Developer will, if requested by the Principal, advise the Principal about possible alternatives for achieving acceleration and their estimated cost.

                             PART 16
                           VARIATIONS

16.1  VARIATIONS

The Principal without invalidating this Agreement may instruct the Developer to make Variations. All such instructions shall be made in writing by the Principal.

16.2  PERFORMANCE OF VARIATIONS

(a) The Developer shall not vary the Project without the agreement of the Principal. If the Developer considers that a variation is required, notice in writing to that effect shall be given to the Principal. If the Developer considers that an instruction given by the Principal which is not identified as a Variation, in fact constitutes a Variation, the Developer must, reasonably promptly after receipt of the instruction, notify the Principal in writing.

(b) If a Variation is instructed by the Principal, the Developer must before performing the varied work, and in any event within a reasonable time after the instruction, provide to the Principal in writing a price for the Variation calculated in accordance with this Agreement and details of any delay or disruption likely to result from the Variation.

(c) Unless the Principal directs otherwise, the Developer must not perform any Variation until the value of the Variation and any extension of time has been agreed by the Principal and the Developer.

(d)   The  value  of variations shall be agreed within seven  (7)
      days  of the date of instruction provided that failing such
      agreement   the  value  of  the  variation  shall   be   as
      reasonably determined by the Quantity Surveyor.

(e) If the Developer requests the Principal to approve a variation for the convenience of the Developer, the
      Principal may, in its absolute discretion, approve the variation in writing. The Developer will not be entitled to any extension of time or any additional payment in respect of a variation approved for the convenience of the Developer.

16.3  DEVELOPER PROPOSED VARIATIONS

If the Principal authorises a variation that has been proposed by the Developer and such variation will result in a saving to the Principal after all costs associated with the variation are taken into account, the Principal will share equally with the Developer 50% of the said saving. The Principal is under no obligation to authorise a variation proposed by the Developer.

16.4  VALUATION OF VARIATIONS

Variations shall be valued by measuring the extent of the variation and applying fair and reasonable rates and prices and the Contract Sum will be adjusted accordingly. The valuation of variations shall include the percentage for Indirect Costs set out in Annexure A and the delay and disruption costs if any.

                             PART 17
                             PAYMENT

17.1  PAYMENT

Prior to the Licensing Date, payment shall be assessed by reference to the Preconstruction Period Drawdown Schedule set out under Annexure G. After the Licensing Date, payment shall be assessed by reference to percentage completion and cost to completion of the Project based on the Progress Payments Control Document.

17.2  PROGRESS CLAIMS

On the last day of each month during the development of the Project and at the Date of Completion the Developer shall submit to the Principal a progress claim for payment by the Principal which shall show:

(a) the value of work carried out which shall be assessed in accordance with clause 17.1;

(b) the value of unfixed materials, goods and equipment delivered to the Site for inclusion in the Project and the value of unfixed materials, goods and equipment specially manufactured or fabricated off-site for subsequent inclusion in the Project, in respect of which all the requirements of clause 17.4 have been met;

(c) the cost of the work to be carried out to bring the Project to Completion and the cost of materials, goods and equipment, still required to be purchased in order to complete the Project (together the "Cost to Complete");

(d) the amount and the particulars of any adjustments to the Contract Sum in the terms of the Agreement;

(e)   the total amount previously paid by the Principal;

(f)   the amount claimed by the Developer.

Each progress claim shall include:

(g) a statement signed by the Company Secretary of the Design and Construction Contractor, certifying that all claims due and payable to sub-contractors, suppliers and consultants (other than claims in respect of the current period) have been paid by the Design and Construction Contractor; and

(h)   a  report  in  the  form  of Annexure  I  from  all  Design
      Consultants confirming that all works carried out during the period to which the progress claim relates have been executed to the satisfaction of that Design Consultant in accordance with the Development Proposal
      and Project Briefs, Design Documents and the   requirements
      of Authorities.

The Principal shall appoint WT Partnership or such other quantity surveyor as the Developer shall nominate and who is acceptable to the Principal and the Agent to inspect the Project and review the Developer's progress claim.

17.3  PAYMENT CERTIFICATE

(a) Within five (5) business days of the receipt of the Developer's progress claim the Quantity Surveyor shall review the progress claim.

(b) If the Quantity Surveyor is satisfied with the correctness of the progress claim it shall within five (5) business days of receipt of the progress claim issue a payment certificate to the Principal and the Developer in accordance with the Project Certifier Deed. Within two (2) business days after receipt of the payment certificate the Principal will pay to the Developer the amount of the payment certificate less any amount which is due and payable from the Developer to the Principal under or in connection with the Agreement. The Principal may dispute the correctness of any payment certificate issued by the Quantity Surveyor in accordance with the Project Certifier Deed as if it were a dispute arising under clause 3.8(a) of that Deed. However, pending resolution of any such dispute the Principal must pay the full amount of the payment certificate to the Developer in accordance with this clause.

(c) If the Quantity Surveyor disputes the correctness of the progress claim it shall within five (5) business days of receipt of the progress claim issue a payment certificate to the Principal and the Developer for the undisputed amount and the provisions of clause 17.3(b) will apply to this payment certificate. The Quantity Surveyor must provide with the payment certificate reasons for the disputed amount. The Developer, Principal and Quantity
      Surveyor shall make all efforts to resolve any disputed items as expeditiously as possible. However, the Developer or Principal may at anytime refer the matter to dispute resolution pursuant to the Project Certifier Deed.

(d) If, as at the date of any Progress Claim, the Contract Sum less the Cost to Complete is less than the sum of the total amount previously paid by the Principal to the Developer and the amount claimed in the progress claim
      (the "Shortfall"), the Quantity Surveyor in calculating the amount to include in the payment certificate will deduct the Shortfall from the amount which would otherwise be payable to the Developer

(e) Any payment certificate issued by the Quantity Surveyor pursuant to this Agreement will certify the Cost to Complete as well as the amount payable to the Developer and will otherwise be substantially in the form required by the Agent, and addressed to the Principal the Agent and the Developer.

(f) The obligation of the Principal to pay the Developer pursuant to clauses 17.3(b) and (c) is subject to the Developer providing to the Principal on the date of payment statements dated that day and signed by the Company Secretary of each of the Developer and the

      Design and Construction Contractor certifying that all wages due and owing to their respective employees have been paid.

(g) Notwithstanding the balance of this clause 17, from the Opening of the Temporary Casino until the Determination
      Date:

      (1) the Developer will be entitled to submit to the Principal progress claims for payment by the Principal (in the form required by clause 17.2) on a fortnightly basis commencing on the date which is fourteen (14) days after the day on which the Developer last submitted a progress claim under clause 17.2; and

      (2) the period of five (5) business days referred to in clause 17.3 within which the Quantity Surveyor is required to issue a payment certificate will be reduced to three (3) business days.

17.4  UNFIXED MATERIALS

It is hereby agreed between the Principal and the Developer that:-

(a) subject to the Developer complying with the provisions of this clause payment will be made in respect of off-site or unfixed materials or goods.

(b) where the Developer has been paid by the Principal in respect of off-site or unfixed materials or goods the Developer must provide evidence to the reasonable satisfaction of the Principal when those materials or goods are incorporated into the Sydney Casino.

(c) the Developer shall only be paid for off-site or unfixed materials and/or goods if the Developer complies with either I or II below:

      (I) the Developer provides to the Principal (or to the Agent if so directed by the Principal) additional security in the form of Annexure E in an amount in Australian dollars equal to the payment claimed for the off-site or unfixed materials; or

      (II)  (1)  the  Developer  has  provided  to  the Principal evidence satisfactory to the Principal that title in the materials and/or goods free of any liens or encumbrances will pass to the Principal on payment and if requested by the Principal insured the goods in the name of the Principal as well as the Developer; and

            (2) the Developer has clearly marked or otherwise delineated all such materials and/or goods to be the sole and exclusive property of the Principal; and

            (3) the Developer has provided the Principal with a written statement addressed to the Principal and signed by the Developer, the Design and Construction Contractor (if appropriate) and the supplier of the materials and/or goods to the effect that upon payment being made by the Principal the property in such materials and/or goods will rest in the Principal, and the materials and/or goods will be available for delivery to the Site when required.

(d) All such materials and/or goods shall become the property of the Principal upon payment by the Principal to the Developer of the amount in respect thereof included in any such progress payment and thereafter the Developer shall not remove the same except for use in the Sydney Casino (unless the Principal shall have in writing authorised removal) but, the Developer shall remain responsible for loss or damage thereto and for insuring such materials and/or goods.

(e)   Any  payment in advance made as aforesaid shall be accepted
      as   having  been  made  at  the  express  request  of  the
      Developer and the making of the payment shall not:

      (1) import the implication that the materials and/or goods in respect of which the advance payment is made are satisfactory and will subsequently be accepted by the Principal as being in accordance with this Agreement when built, fixed or installed into the Sydney Casino; or

      (2) prejudice the right of the Principal to reject or direct the removal of any material and/or goods whether fixed or not that is not in accordance with this Agreement.

(f) for the purposes of this clause 17, unfixed materials or goods are materials or goods which are intended to become fixed but have not been fixed at the relevant date.

17.5  FINAL STATEMENT

Within 28 days after the Date of Completion the Developer shall submit a final statement showing the Contract Sum and the final amount it considers is owing to the Developer which statement will include any security held by the Principal and its exercise or release in accordance with this Agreement together with all documents required and reasonably necessary for calculation of the amount to be certified, including all moneys which the Developer considers to be due from the Principal under or arising out of the Agreement or any alleged breach thereof.

Within seven (7) days of the receipt of the Developer's final statement the Quantity Surveyor shall review the final statement and issue a payment certificate to the Principal.

The amount identified by the payment certificate as owing to the Developer shall become a debt due and payable by the Principal to the Developer seven (7) days after receipt of the payment certificate by the Principal except to the extent that any part of such amount is already a debt due and payable pursuant to the terms of this Agreement. Either party may dispute the correctness of the payment certificate issued by the Quantity Surveyor pursuant to this clause. However, pending resolution of such dispute the Principal must pay the full amount of the payment certificate to the Developer.

The obligation of the Principal to pay the Developer pursuant to this clause is subject to the Developer providing to the Principal on the date of payment statements dated that day and signed by the Company Secretary of each of the Developer and the Design and Construction Contractor, certifying that all wages due and owing to employees of each of them have been paid.

17.5A ESTIMATED FINAL STATEMENT

On or before the second last day of the Availability Period to the Construction Facility under the Facility Agreement the Developer must provide to the Principal in form and substance satisfactory to the Agent a statement being the best estimate by the Developer as to the final statement to be submitted under clause 17.5. Before becoming entitled to payment of any amount payable under clause 17.5 the Developer must provide an acknowledgement to the Principal (in form and substance satisfactory to the Agent) that upon receipt by the Developer of that amount the Developer does not dispute that the payment discharges the Principal from further payment to the Developer with respect to the subject matter of the claim to which that payment relates.

17.6  INTEREST

Either party shall pay to the other interest at the rate specified in Annexure A on any moneys due and unpaid on any account whatsoever pursuant to the Agreement from the due date for payment until the date upon which payment is made. Interest shall be compounded at monthly intervals.

17.7  EFFECT OF PAYMENT CERTIFICATE

Neither the issue of a payment certificate nor payment in respect to the Certificate shall constitute approval of any work.

                             PART 18
             COMPLETION AND DEFECTS LIABILITY PERIOD

18.1  COMPLETION

(a) The Developer shall complete the Project to the stage of Completion on or before the Date for Completion. During the performance of the Project the Developer shall develop and implement, in co-operation with the Principal, a Completion Action Plan.

(b) Prior to Completion, the Developer shall provide the Principal and the Casino Authority with at least twenty-eight (28) days written notice of the date when the Developer estimates the Project will reach Completion. The Developer may revise this date by further written notice to the Principal and Casino Authority.

(c) The Principal, the Casino Authority, the Architectural Consultant, the Developer and Design and Construction Contractor must promptly but in any event prior to the date notified by the Developer pursuant to clause 18.1(b) jointly inspect the Sydney Casino at a mutually convenient time. Prior to such inspection the Developer must provide to the Principal and the Architectural Consultant a list prepared by each Design Consultant identifying all items (if any) which that Consultant believes requires attention for the Project to reach Practical Completion. Following such inspection each party may make submissions to the Architectural Consultant.

(d)   If   the  Architectural  Consultant  determines  that   the
      Project   has   reached   Completion,   the   Architectural
      Consultant shall issue to each

                                 36
      of the Principal, the Agent, the Developer and the Design and Construction Contractor a Certificate of Completion. If the Principal seeks to dispute the issue of such certificate, the certificate will remain valid unless and until it is determined otherwise in accordance with this Agreement.

      If the Architectural Consultant determines that the Project has not reached Completion, the Architectural Consultant shall issue to the Developer a list of items which require attention by the Developer in order for the Project to reach Completion. The Developer shall immediately attend to the list of items, and after attending to these items give a further notice to the Principal and the Casino Authority.

(e) Clause 18.1(c)-(e) shall apply in respect of each notice given by the Developer until the Architectural Consultant is satisfied that the Project has reached Completion.

(f) If the Date of Completion of the Permanent Casino occurs after the Date for Completion of the Permanent Casino then, subject to clause 18.1(g), in respect of each day after the Date for Completion of the Permanent Casino up to the Date of Completion of the Permanent Casino the Developer shall, on a weekly basis, on receipt from the Principal of a certificate with detailed calculations, pay to the Principal by way of liquidated and pre-ascertained damages the lesser of:

      (1)   the amount stated in Annexure A; and

      (2)   the Principal's Delay Damages for that day.

(g) The amount payable by the Developer under clause 18.1(f) will in no circumstances exceed the amount stated in Annexure A.

(h) The Developer will not be liable to the Principal in contract, tort (including but not limited to negligence) or otherwise in respect of the late or delayed completion of the Project, other than as provided in clause 18.1(f) and (g).

(i)   The  Principal  must  take  reasonable  steps  to  mitigate
      Principal's Delay Damages.

(j) If the Developer notifies the Principal of an anticipated delay (as contemplated in paragraph (d) of the definition of Principal's Delay Damages in clause 1.1) the Principal shall as soon as possible, given its existing commitments, reserve an amount of net operating profit after tax of the Temporary Casino equal to the product of the average daily amount of such profit since the opening of the Temporary Casino multiplied by the notified length of the delay.

(k) If the Developer disputes a certificate issued under clause 18.1(f), the Developer shall pay the amount referred to in the certificate but may refer the dispute thereafter for resolution in accordance with Part 20.

(l)   The  parties  acknowledge  that the  amount  payable  under
      clause   18.1(f)   is   a  genuine  pre-estimate   of   the
      Principal's damage.

(m) If the Developer does not bring the Permanent Casino to Completion within 270 days of the Date for Completion or becomes liable to pay to the Principal by way of liquidated and pre-ascertained damages the amount stated in Annexure A, the Principal may, without prejudice to any other rights or remedies which the Principal may have, by notice left at or forwarded by certified mail addressed to the Developer, forthwith terminate the Agreement.

18.2  AS-BUILT DRAWINGS AND MANUALS

Within 6 months after Completion the Developer must provide to the Principal:

(a)   a  complete set of as-built drawings for the Sydney  Casino
      being,   with  respect  to  architectural  and   structural
      drawings, 1:100 scale equivalent to building approval standard documentation; and

(b)   final   and   complete  versions  of  all   operation   and
      maintenance manuals.

18.3  DEFECTS LIABILITY PERIOD

Each Defects Liability Period stated in Annexure A shall commence on the Date of Completion.

As  soon as possible after Completion but in any event within six
(6) months after Completion, the Developer shall rectify all defects, omissions, or faults in the Sydney Casino notified to it as at Completion.

As and when requested by the Principal during the Defects Liability Period the Developer will procure each of the Design Consultants to prepare and provide to the Principal (at no additional cost to the Principal) a list of the defects, omissions and faults apparent in the Sydney Casino relevant to that Design Consultant's commission.

At any time prior to the expiration of the Defects Liability Period, the Principal may instruct the Developer to rectify any defect, omission or fault in the Sydney Casino which exists at Completion or which becomes apparent in the Defects Liability Period. The instruction shall identify the defect, omission or fault and shall state a reasonable date by which the Developer shall complete rectification.

If the Developer fails to rectify any defect, omission or fault by the reasonable date stipulated in the instruction, the Principal may have the rectification work carried out by others and the cost of the work will be a debt due and payable by the Developer to the Principal.

The Developer shall carry out rectification work at times and in such manner as will cause as little inconvenience to the Principal, the Operator, patrons and occupants of the Sydney Casino as is reasonably possible in accordance with a proposal which has been submitted by the Developer and approved by the Principal. Failing agreement between the parties as to a proposal the issue shall be resolved in accordance with clause 20.

18.4  CERTIFICATES

The Developer shall obtain and provide to the Principal prior to the expiration of the Defects Liability Period all certificates issued by relevant Authorities and consultants including a building certificate under the Local Government Act 1993 (NSW) and other documents as set out in the Development Proposal and Project Briefs, unless the reason for non-issue of any such certificates is a matter for which under the Agreement the

Principal is responsible. The Principal shall procure and provide to the Developer the consent of the owner to enable such an application to be made.

18.5  ISSUE OF CERTIFICATE OF FINAL COMPLETION

Prior to the expiration of the Defects Liability Period the parties will jointly participate in a detailed inspection of the Sydney Casino. Such inspection must be attended by the Architectural Consultant and representatives of each of the Principal, the Developer and the Design and Construction Contractor with appropriate expertise and experience to locate and identify defects, omissions and faults. These representatives will prepare, during such inspection, a detailed list of all identified outstanding defects, omissions and faults to be rectified.

Within fourteen (14) days of the expiration of the Defects Liability Period, provided the Developer has rectified all defects, omissions or faults notified to it and has provided to the Principal a certificate signed by the Architectural Consultant certifying that all defects have been satisfactorily rectified and provided the Developer has satisfied all its obligations under this Agreement, the Principal shall issue a Certificate of Final Completion to the Developer.

18.6  EFFECT OF CERTIFICATE OF FINAL COMPLETION

Unless either party not less than twenty-eight (28) days after the issue of the Certificate of Final Completion serves a notice of dispute on the other party, the certificate shall be evidence in any proceedings arising out of this Agreement that the Project shall have been completed in accordance with the terms of this Agreement to the reasonable satisfaction of both the Architectural Consultant and any Quantity Surveyor appointed by the Principal and that any necessary effect has been given to all the terms of this Agreement which require an adjustment to be made to the Contract Sum except in the case of:

(a) fraud, dishonesty or deliberate or fraudulent concealment relating to the Project or any part thereof or to any matter dealt with in the said certificate;

(b) any accidental or erroneous inclusion or exclusion of any work or materials, goods or figures in any computation or any arithmetical error in such computation;

(c) any defect, including, without limiting the generality of the foregoing, any omission, in the Project or any part thereof which was not apparent at the end of the Defects
      Liability Period; or

(d) any defect, including, without limiting the generality of the foregoing, any omission, in the Project or any part thereof which should have been reasonably apparent at the end of the Defects Liability Period but in respect of which the cost of rectification will exceed $10,000.

18.7  DEFECTS

(a)   After   the  end  of  the  Defects  Liability  Period   the
      Developer indemnifies the Principal against all costs, losses, expenses and damages which the Principal suffers or incurs due to:

      (1) any structural defect to the Sydney Casino (being a defect to the columns, slabs, foundations, footings or lift cores) prior to the date 10 years after the Date of Completion; and

      (2) any other defect to the Sydney Casino prior to the date 5 years after the Date of Completion;

      other than defects which should have been reasonably apparent to the Principal at the end of the Defects
      Liability Period and in respect of which the cost of rectification will not exceed $10,000.

(b) The Principal will not be entitled to make any claim against the Developer in contract, tort or otherwise in respect of any relevant defect in the Sydney Casino after the respective periods set out above.

18.8  ARCHITECTURAL CONSULTANT

For   the   purposes  of  this  clause  18  only,  "Architectural
Consultant"  means Philip Cox Richardson Taylor  &  Partners  Pty
Limited (ACN 002 535 891).

                             PART 19
                     TERMINATION ON DEFAULT

19.1  DEFAULT BY DEVELOPER

Subject to clause 19.2, if the Developer makes default in any one or more of the following respects:

(a) if without reasonable cause it fails to proceed diligently with the Project, or wholly suspends the carrying out of the Project (other than in accordance with the Agreement) before Completion thereof; or

(b)   if   it  commits  any  other  substantial  breach  of   the
      Agreement;

      then the Principal may give a written notice left at or forwarded by certified mail addressed to the Developer specifying the default and,

(c) if the default is capable of remedy, the default is not remedied to the satisfaction of the Principal within the time specified in the notice, which must not be less than twenty-one (21) days; or

(d) if the default is not capable of remedy, the Developer does not comply with any requirements in relation to the default or redress of the prejudice arising from the default in the manner specified in the notice, whether by the payment of compensation or damages or otherwise within the time specified in the notice which must not be less than twenty-one (21) days;

then the Principal without prejudice to any other rights or remedies may, within a further period of twenty-one (21) days, by notice left at or forwarded by certified mail addressed to the Developer, forthwith terminate the Agreement.

19.2  INSOLVENCY OF DEVELOPER

If  the  Developer  has a winding up order  made  against  it  or
(except for the purposes of reconstruction of terms approved by the Principal) passes or attempts to pass a resolution for winding up or becomes a party to the appointment of or has an official manager or receiver or receiver and manager or administrator or mortgagee in possession appointed for the whole or any part of its property or undertaking or becomes a party to or attempts to enter into any composition or scheme of arrangement which materially affects this Agreement then the Principal may at any time give a written notice left at or forwarded by certified mail addressed to the Developer specifying the default, forthwith terminate the Agreement.

19.3  DEFAULT BY PRINCIPAL

(a) If the Principal commits a substantial breach of the Agreement (other than a Financial Default) then the
      Developer subject to the provisions of the Development Agreement Side Deed may give a written notice left at or forwarded by certified mail addressed to the Principal specifying the default and if the Principal shall continue such default for twenty-one (21) days after receipt of such written notice then the Developer without prejudice to any other rights or remedies may, within a further period of twenty-one (21) days of such continuance, by notice left at or forwarded by certified mail addressed to the Principal, forthwith terminate the Agreement or suspend the performance of its obligations under the Agreement.

(b) If the Principal makes default in any one or more of the following respects:

      (1) if it fails to make a payment due to the Developer in accordance with the Agreement; or

      (2) if it fails to provide the Developer's Security in accordance with clause 31;

      then the Developer subject to the provisions of the Development Agreement Side Deed may give a written notice left at or forwarded by certified mail addressed to the Principal specifying the default and if the Principal shall continue such default for ten (10) days after receipt of such written notice then the Developer without prejudice to any rights or remedies may by notice left at or forwarded by certified mail addressed to the Principal, forthwith terminate the Agreement or suspend the performance of its obligations under the Agreement.

19.4  INSOLVENCY OF PRINCIPAL

If  the  Principal  has a winding up order  made  against  it  or
(except for the purposes of reconstruction on terms approved by the Developer) passes or attempts to pass a resolution for winding up or becomes a party to the appointment of or has an official manager or receiver or receiver and manager or administrator or mortgagee in possession appointed for the whole or any part of its property or undertaking or becomes a party to or attempts to enter into any composition or scheme of arrangement which materially affects this Agreement then the Developer subject to the provisions of the Development Agreement Side Deed may at any time give a written notice left at or forwarded by certified mail addressed to the Principal specifying the default, forthwith terminate the Agreement.

19.5  PAYMENT ON TERMINATION

In the event of termination pursuant to Clause 19.3 or 19.4 and without prejudice to any other rights which the Developer may possess, the Developer shall be entitled to be paid by the
Principal:

(a) the value of all design, construction and commissioning work executed at the date of termination;

(b) the cost of materials or goods ordered for the Project for which the Developer shall have paid or which the Developer is legally bound to pay;

(c)   the reasonable cost of demobilisation from the Site.

19.6  RETURN OF DOCUMENTS

In the event of termination pursuant to clause 19.1 or 19.2 the Developer will, promptly after such termination, provide to the Principal all Design Documents held by it.

                             PART 20
                       DISPUTE SETTLEMENT

20.1  DISPUTE SETTLEMENT

(a) If a dispute arises out of or relates to this Agreement (including any dispute as to breach or termination of the Agreement or as to any claim in tort, in equity or pursuant to any statute) a party to the Agreement may not commence any court proceedings relating to the dispute unless it has complied with the following paragraphs of this clause except where the party seeks urgent interlocutory relief.

(b)   A  party  to  this Agreement claiming that a dispute  ("the
      Dispute")  has  arisen  under  or  in  relation   to   this
      Agreement must give written notice to the other party to this Agreement specifying the nature of the Dispute.

(c) On receipt of that notice by that other party, the parties to this Agreement ("the Parties") must endeavour in good faith to resolve the Dispute expeditiously using informal dispute resolution techniques such as mediation, expert evaluation or determination or similar techniques agreed by them.

(d) If the Parties do not agree within seven (7) days of receipt of the notice (or such further period as agreed in writing by them) as to:

      (1) the dispute resolution technique and procedures to be adopted;

      (2)   the timetable for all steps in those procedures; and

      (3) the selection and compensation of the independent person required for such technique,

      the Parties must mediate the Dispute in accordance with the Mediation Rules of the Law Society of New South Wales and the President of the Law Society of New South Wales or the President's nominee will select the mediator and determine the mediator's remuneration.

(e)   If   the   Dispute  has  not  been  resolved  pursuant   to
      paragraphs (b)-(d) above within 28 days of the notice referred to in paragraph (b), or such longer period as the Parties agree then:

      (1) if the Dispute involves an amount less than $10,000,000 either party shall request the Secretary General of the Australian Commercial Disputes Centre Limited to appoint a suitable person of good repute and who is an expert in the area of Dispute or difference to act as an independent consultant for the purpose of resolving the matter in dispute or difference. The independent consultant appointed shall act as an expert and not as an arbitrator and his decision shall be final and binding on the parties. The fees of the independent consultant shall be payable as directed by the independent consultant.

      (2) If the Dispute involves an amount equal to or greater than $10,000,000 either party shall refer the Dispute to arbitration by requesting the Secretary General of the Australian Commercial Disputes Centre Limited to appoint a suitable person of good repute to act as an arbitrator. The parties agree that the rules of evidence will apply to any such arbitration and that the parties will be entitled to legal representation.

20.2  DISPUTE   SETTLEMENT  UNDER  THE  DESIGN  AND  CONSTRUCTION
      CONTRACT

Neither the parties to this Agreement nor any person appointed pursuant to clause 20.1, will be bound by the determination of any dispute under the Design and Construction Contract.

20.3  DETERMINATIONS BY CONSULTANTS

Where pursuant to the terms of this Agreement the Architectural Consultant or Quantity Surveyor is required to determine any matter they shall have regard to but will not be bound by any agreements reached between the Developer and the Design and Construction Contractor.

The parties acknowledge that any dispute between them relating to a determination under this Agreement by the Architectural Consultant, Quantity Surveyor or other third party (other than pursuant to this clause) may be resolved pursuant to this clause.

                             PART 21
                    CO-OPERATION WITH OTHERS

21.1  CO-OPERATION WITH OTHERS

Should the Principal require others to carry out work on the Site, then the Developer shall give those personnel or organisations reasonable access to undertake those works. Should the Principal require the Developer to provide plant, equipment and facilities to facilitate the work by others then to the extent that such plant, equipment and facilities are on the Site and available for use, the Developer shall do so at no cost to the Principal. Should it be necessary to bring to the Site or re-establish the necessary plant, equipment or facilities then the Developer shall do so and be reimbursed the costs of so doing as an adjustment to the Contract Sum.

                             PART 22
                         SITE CONDITIONS

22.1  PERMANENT SITE CONDITIONS

(A)   CONDITION OF SITE

      The Developer acknowledges that it has inspected the following reports and certificates and agrees that it will, subject only to clause 22.1(d), accept the Site in its present state and condition and that it will not be entitled to terminate this Agreement or to seek compensation from the Principal should any Contaminants be found at any time on, in or under the Site and whether referred to in the documents or not:

      (1)   letter    from   Envirosciences   Pty   Limited    to
            Metropolitan   Demolitions  Pty  Limited   dated   17
            November 1992;

      (2)   letter    from   Envirosciences   Pty   Limited    to
            Metropolitan   Demolitions  Pty  Limited   dated   18
            November 1992;

      (3)   letter    from   Envirosciences   Pty   Limited    to
            Metropolitan   Demolitions  Pty  Limited   dated   20
            November 1992;

      (4)   letter    from   Envirosciences   Pty   Limited    to
            Metropolitan  Demolitions Pty Limited  dated  25  May
            1993;

      (5)   letter    from   Envirosciences   Pty   Limited    to
            Metropolitan Demolitions Pty Limited dated  16  April
            1993;

      (6)   letter    from   Envirosciences   Pty   Limited    to
            Metropolitan   Demolitions  Pty   Limited   dated   7
            December 1992;

      (7)   letter    from   Envirosciences   Pty   Limited    to
            Metropolitan   Demolitions  Pty  Limited   dated   14
            December 1992;

      (8)   letter    from   Envirosciences   Pty   Limited    to
            Metropolitan Demolitions Pty Limited dated 8  January
            1993;

      (9)   notice  under  section 35, Environmentally  Hazardous
            Chemicals   Act  dated  3  May  1990   addressed   to
            Electricity Commission of NSW;

      (10)  notice  under  section 35, Environmentally  Hazardous
            Chemicals  Act,  Annexure  1,  dated  17  April  1990
            addressed to Electricity Commission of NSW;

      (11)  notice  under  section 35, Environmentally  Hazardous
            Chemicals  Act,  Annexure  2,  dated  27  April  1990
            addressed to Electricity Commission of NSW;

      (12)  notice  under  section 35, Environmentally  Hazardous
            Chemicals  Act,  Annexure 3, dated 13  February  1991
            addressed to Electricity Commission of NSW;

      (13)  City West
            Redevelopment Project
            Master  Plan  No 1, Area 2 - Site Assessment  Report,
            Pyrmont, New South Wales, February 1994, Volumes I and II prepared by AGC Woodward-Clyde Pty Limited;

      (14)  preliminary report
            Soil Conditions Former Pyrmont Power Station
            28 February 1994

      The   Principal  does  not  warrant  the  accuracy  of  the
      abovementioned documents and the Principal shall not be liable for any errors or omissions in the documents.

      Subject  only  to  clause  22.1(d),  the  Developer  hereby releases the Principal for any costs, claims, demands, losses, expenses or judgments that the Developer may suffer or incur from the presence of any Contaminants in, on or under the Site and whether known or not known and any contamination, pollution, material degradation or material harm to the Environment (as defined in clause 22.1(d)) or any breach of Environmental Laws (as defined in clause 22.1(d)) . This release shall continue after expiration or sooner determination of this Agreement.

(B)   SITE CONDITIONS

      Subject to clause 22.1(d), the Developer acknowledges that no representation or warranty is or has been given by or on behalf of the Principal:

      (1)   As   to  the  Site  or  any  structure  on  the  Site
            including, but not limited to the nature, geology, condition or state of repair of the Site or any structure on the Site;

      (2) with respect to the suitability of the Site for the Project or the Works; and

      (3)   in relation to the completeness of:

            (A) any technical surveys of the Site provided to the Developer or the Design and Construction
                 Contractor; or

            (B) any other documents provided to the Developer or the Design and Construction Contractor in relation to the Site.

(c)   Not used.

(d)   INDEMNITY FOR ENVIRONMENTAL MATTERS

      (1) In this clause 22.1(d) the following terms have these meanings:

                 "Environment"  includes  all  aspects   of   the
                 surroundings of human beings including, without limitation:

                 (i)   the  physical characteristics  of    those
                       surroundings such as the land, the waters and the atmosphere;

                 (ii) the biological characteristics of those surroundings such as the animals, plants and other forms of life; and

                 (iii) the  aesthetic  characteristics  of  those
                       surroundings   such   as their appearance,
                       sounds, smells, tastes and textures.

                 "Environmental Laws" means current laws for protection of the Environment against contamination or pollution of air or water, soil or ground water, chemicals, pesticides, hazardous substances, the ozone layer, public health, hazardous waste, dangerous goods, environmental hazards, or noxious trades and enforcement or administration of any of those laws (whether that law arises under statute or pursuant to any notice, decree, order or directive of any governmental entity).

            This clause applies notwithstanding clause 22.1(a).

      (2) The Principal warrants that following the excavation contemplated by clause 22.1 (e):

            (A) The Casino Authority is not nor will the Principal be in actual violation of any Environmental Laws nor has it received written notice of any alleged violation of any Environmental Laws, arising from or in connection with the Site (except insofar as it has received the reports and associated documents listed in clause 22.1(a)) nor is the Principal aware of any claim, judgment, enforcement action or the like regarding any actual or alleged presence of substances on the Site, the migration of substances emanating from the Site on to other land or waters or the violation of any Environmental Laws.

            (B) There is no substance present in, on or under the Site which would give rise to any liability the value of which would exceed $50,000 (including, without limitation, damages, penalties, clean-up or related orders, costs, injunctive relief or enforcement orders of any kind) under Environmental Laws nor which may become or give rise to such a liability in the future.

            (C) The Site following the excavation contemplated in clause 22.1(e) is safe and without risk to the health of persons.

            (D) Occupation and use of the Site following the excavation contemplated in clause 22.1(e) will not breach any Environmental Laws.

      (3)  INDEMNITY

           The Principal shall indemnify and keep indemnified the Developer harmless from and in respect of any and all damages, suits, claims, penalties, losses, liabilities and expenses (including, without limitation, all engineering, accounting, legal and other expenses) which may be imposed upon or incurred by or asserted against the Developer within the twenty-five (25) year time period referred to in sub-clause (4) by any other person (including, without limitation, any governmental entity, landowner, employee, independent contractor, invitee or any other person) arising out of or in connection with any contamination, pollution, material degradation or material harm to the Environment or any breach of Environmental Laws or any of the warranties at sub-clause (2) involving any substance, material or waste on or under the Site at the date of this Agreement which is peculiar to the Site and not commonly present in such quantities in the Environment and which quantities are of such nature or concentration as would potentially lead to the Environmental Protection Authority requiring or ordering site investigations or remedial action.

      (4)  PERIOD OF WARRANTIES

           The warranties and indemnity provided by this clause will remain in force for a period of twenty-five (25) years from the date of this Agreement.

      (5)  RELIANCE

           The Principal acknowledges that the Developer intends to give exactly corresponding warranties and indemnities to, inter alia, the Design and
           Construction Contractor and agrees to indemnify the Design and Construction Contractor against any or all damages, suits, claims, penalties, losses, liabilities and expenses (including, without limitation, all engineering, accounting, legal and other expenses) which may be imposed upon or incurred by or asserted against the Design and Construction Contractor by any other person (including, without limitation, any governmental entity, landowner, employee, independent contractor, invitee or any other person) arising out of or in connection with any breach of the Developer's warranty or loss or liability pursuant to its indemnity.

      (6)  SURVIVAL OF WARRANTIES AND INDEMNITY

           The warranties and indemnities given by the Principal in this sub-clause 22.1(d) shall continue for the full period of twenty-five (25) years referred to in sub-clause (4) and for that purpose shall survive the expiration or sooner determination of this Agreement.

(e) The Principal must cause the Site to be excavated to the levels and dimensions identified in Annexure L ("Bulk
      Excavation") prior to the Licensing Date.

(f) The references to Site in this clause 22.1 means the Site for the Permanent Casino.

22.2  TEMPORARY SITE CONDITIONS

(a) The Developer acknowledges that it is aware that the Site is contaminated as identified in the report of Envirosciences Pty Limited of August 1993 ("Envirosciences Report") and the report titled "Public Works City West, Darling Island Site Investigation" prepared by Woodward-Clyde Pty Limited of 7 April 1994 ("Woodward-Clyde Report").

(b) The Principal and the Developer acknowledge that the Envirosciences Report discloses the existence of asbestos, polychlorinated biphenyls, synthetic mineral fibres and lead within the improvements erected upon the Site ("Envirosciences Contaminants"). The Principal must cause the Envirosciences Contaminants to be removed from the improvements in an appropriate manner (or in the case of lead the same may be painted over) on or before the Lease Commencement Date of the Construction Sub-Lease. If any
      Contaminants are found in the improvements erected on the Site other than the Envirosciences Contaminants (or further contaminants of the same type) or if any notice is issued by the Environmental Protection Authority in relation to the Site then the Principal shall indemnify the Developer against any costs, expenses, claims, liabilities and losses suffered or incurred by the Developer resulting therefrom.

(c) The references to Site in this clause 22.2 mean the Site for the Temporary Casino.

22.3  CLAIMS

Subject to clauses 22.1, 22.2 and 24 the Developer assumes all risks in relation to the conditions of the Site and its surroundings including the subject matter of the Woodward-Clyde Report and the Developer agrees not to take action or make any claim for compensation or damages, costs or expenses other than in accordance with or for breach of clauses 22.1 and 22.2 against the Principal or any of its servants, agents or consultants in relation to the condition of the Site and hereby releases each such person from any such action or claim whether or not such action or claim is known or foreseeable at the date of this Agreement.

                             PART 23
                     INSPECTION AND TESTING

23.1  NOTICE

The Principal may, from time to time, give to the Developer notice in writing that:

(a) the Principal proposes to carry out, during the progress of the Project, inspections, measurements or tests; or

(b) the Principal requires the Developer to carry out, during the progress of the Project, inspections, measurements or tests described in the notice.

Any notice given under this clause shall be given sufficiently in advance of the proposed dates of completion of the work to be inspected, measured or tested so as not to delay its completion.

23.2  INSPECTION AND TESTING

If the Principal gives to the Developer a notice pursuant to clause 23.1;

(a)   the  Developer  must  ensure that no part  of  the  Project
      thereafter   becomes  inaccessible  before   any   required
      inspection, measurement or test is completed; and

(b)   if  the notice is pursuant to clause 23.1(a), the Developer
      must   permit the Principal or their respective  agents  to
      carry out the inspection, measurement or test; or

(c) if the notice is pursuant to clause 23.1(b), the Developer must carry out the inspection, measurement or test, in accordance with the conditions set out in the notice and at a time specified in the notice and must immediately thereafter provide to the Principal a copy of the results of the inspection, measurement or test; and

(d) if the results of the inspection, measurement or test reveal that the Project complies with this Agreement then the cost of any such inspection, measurement or testing shall be added to the Contract Sum and, if not, the cost shall be borne by the Developer.

23.3  NON-COMPLIANCE

If following any inspection, measuring or examination of the Project the Project does not comply with the provisions of this Agreement the Principal may by notice to the Developer specify:

(a)   in what respect the Project does not comply; and

(b) what action must be taken to rectify the non-compliance and the time within which that action is to be taken,

and the Developer must comply with such notice.

23.4  SUSPENSION

If the Developer fails for any reason to comply with a notice given pursuant to clause 23.3 the Principal may, without prejudice to any other right or remedy arising because of such failure, by notice to the Developer direct the suspension of the Project until the notice given pursuant to clause 23.3 is complied with.

                             PART 24
                            SERVICES

24.1  PERMANENT CASINO

(a) The Principal must use its best endeavours to ensure that the Casino Authority uses its best endeavours to ensure that all Authorities promptly and efficiently make available, upon appropriate normal terms, including an appropriate application by the Developer, if necessary, services and utilities to, from and within the Site for the Permanent Casino relating water, sewerage, drainage and electricity to satisfy the loading requirements of the Permanent Casino indicated in the Development Proposal and Project Briefs.

(b) Subject to sub-clause (a) the Developer assumes the risk in relation to services serving the Site for the Permanent
      Casino.

24.2  TEMPORARY CASINO

(a) The Principal warrants that the services within, from and to the Site for the Temporary Casino, including without limitation, water, sewerage, drainage, electricity and gas are located as indicated in and will satisfy the loading requirements identified in the Development Proposal and Project Briefs and will be sufficient for the development of the Temporary Casino.

(b) The Principal indemnifies the Developer from and against all losses, damages, costs and expenses incurred by the Developer and the Design and Construction Contractor by reason of the breach of the Principal's warranty under this clause.

                             PART 25
                         CONFIDENTIALITY

25.1  CONFIDENTIALITY

All documents and information provided by one party to another party under this Agreement must be kept confidential and not disclosed to any person other than the Agent, other financiers approached by the Agent in respect of the Project and the Casino Authority without the consent of the other party unless:

(a)   the information is in the public domain;

(b) disclosure is made to consultants to or financiers of the party who are under an obligation not to disclose such information; or

(c)   disclosure is required by law.

25.2  TERMINATION

The obligation in clause 25.1 apply after termination of this Agreement.

                             PART 26
                DESIGN AND CONSTRUCTION CONTRACT

26.1  BUILDING CODE OF PRACTICE

Any  building  contractor appointed by the  Developer  (including
Leighton Contractors Pty Limited) must comply with the New  South
Wales Code of Practice for Construction.

26.2  OCCUPATIONAL HEALTH AND SAFETY PLAN

Any building contract entered into by the Developer (including the Design and Construction Contract) must contain a provision requiring the builder to prepare and comply with an occupational health and safety plan which is acceptable to the Casino Authority.

                             PART 27
                             WAIVER

27.1  WAIVER

No waiver by any party to this Agreement will be binding upon the parties unless it is in writing. No waiver of one breach of any term or condition of this Agreement will operate as a continuing waiver unless expressed to so operate in writing.

                             PART 28
                        PLANNING APPROVAL

28.1  PLANNING APPROVAL

If, notwithstanding the best endeavours of the Developer, the Planning Approval is not obtained within the time provided in the Design and Construction Programme or if the Planning Approval, as obtained, contains conditions not consistent with the Development Proposal and Project Briefs, the Developer acknowledges that notwithstanding any other provisions of this Agreement it will not be entitled to extra costs by way of either delay costs or Variations in respect of the first $1,000,000 of extra cost incurred by the Developer as a result of the conditions themselves or of the delay in obtaining the Planning Approval or complying with the conditions attached to it.

                             PART 29
                    LIGHT RAIL WARRANTY DEED

29.1  LIGHT RAIL WARRANTY DEED

The Developer will execute and will procure the Design and Construction Contractor to execute in favour of the owner of the light rail works deeds of warranty at the times and in the form contemplated by Clause 6.14 of the Construction Lease.

The Developer will execute, and will procure the Design and Construction Contractor to execute a power of attorney in relation to the execution of the light rail warranty deeds at the times and in the form contemplated by the Construction Lease.

Prior to the Principal conducting the negotiations contemplated by Clause 6.14 of the Construction Lease the Principal shall consult with the Developer and have due regard to its reasonable requirements as to the form of the deeds. The Principal shall seek to involve the Developer in all relevant negotiations and shall act in good faith in protecting the Developer's interests in such negotiations or any relevant dispute resolution process.

29.2  LIGHT RAIL WORKS

The Developer indemnifies the Principal for its liability under clause 6.12 of the Construction Lease except to the extent to which such liability is caused or contributed to by a breach by the Principal of this Agreement or the Casino Agreements (not being the Developer's conduct resulting in exercise by the Casino Authority of that right).

                             PART 30
             BUILDING SERVICES CORPORATION ACT, 1989

30.1  RESIDENTIAL BUILDING WORK AND SPECIALIST WORK

(a) Notwithstanding any term to the contrary, the Developer must not do any residential building work or specialist work forming part of the Sydney Casino.

(b) Any term of this Agreement which suggests that the Developer is obliged to do residential building work or specialist work means that the Developer must procure the execution of the residential building work or specialist work by entering into a contract with a Licensed Contractor.

(c) This clause 30 will not relieve the Developer from any liability under this Agreement. The Developer shall be liable to the Principal for the acts and omissions of a Licensed Contractor as if they were acts of the Developer.

                             PART 31
                      DEVELOPER'S SECURITY

31.1 On or prior to the Opening of the Temporary Casino the Principal must provide to the Developer as security for payment of amounts payable under this Agreement two unconditional undertakings (the "Undertakings") in a form acceptable to the Developer given by Australian banks (or other financial institutions approved by the Developer) each for an amount of twelve million dollars ($12,000,000).

31.2 In lieu of providing one of the Undertakings the Principal may provide a duly completed and executed irrevocable letter of credit in the form of Schedule 5 to the Facility Agreement (allowing for partial drawings and with no expiry date) issued by the Agent for an amount of twelve million dollars ($12,000,000) (the "Letter of Credit").

31.3 The Developer may only make demands or requests for payment under the Undertakings or the Letter of Credit at the times and for the amounts referred to in this clause
      31.

31.4 If the Principal fails to pay any amount payable under this Agreement ("Unpaid Amount") within ten (10) business days of the due date for payment the Developer may make a demand or request for payment under each of the
      Undertakings or alternatively one of the Undertakings and the Letter of Credit (if it has been provided in lieu of one of the Undertakings) each demand or request being for an amount equal to one third of the Unpaid Amount.

31.5  The  Developer must return the Undertakings and the  Letter
      of   Credit  (if  applicable)  to  the  Principal  at   the
      Determination Date.

                             PART 32
                             REVIEWS

32.1  On  a  quarterly basis commencing on the day which is  four
      (4) months after the Opening of the Temporary Casino the parties and the Agent must meet and review the requirement for Fortnightly Progress Claims to continue and for the Developer to continue to hold the Developer's Security (the "Review").

32.2 The parties and the Agent must act in good faith in conducting each Review and have regard, among other things, to the free cashflow from the Temporary Casino (as determined by the Principal and verified by the Agent) to be applied after the Review from Gross Project Revenue (as defined in the Facility Agreement) towards Completion (as defined in the Facility Agreement).

                             PART 33
                        OTHER CONSULTANTS

33. If the Developer or the Design and Construction Contractor engages a person in respect of the Project ("Engagement") and that person is the subject of a nomination by the Lessor under clause 5.8 of the Construction Lease or the Construction Sub Lease the Developer must procure that person to enter into a deed to the same effect as the Copyright Assignment Deed in respect of the Engagement within twenty (20) days of the Principal advising the Developer of the nomination.

                             PART 34
                       CONSTRUCTION LEASE

34.1 If third alternative under clause 9.3 of the Construction Lease or the Construction Sub Lease is adopted by the parties to the Construction Lease or Construction Sub Lease then the Developer shall, after notification by the Principal that the third alternative has been adopted, promptly demolish the improvements and clear the Site of all improvements, structures, rubbish and debris.

34.2  If clause 34.1 applies then:

(a)   the Developer will be entitled to be paid:

      (1) the unpaid contract value of work completed prior to the demolition (including any appropriate component of the Contract Sum for profit);

      (2) the cost of materials or services properly ordered and intended for incorporation in the Project for which the Developer has paid or is liable to pay;

      (3) the reasonable cost of demobilisation and removal from the Site of the Developer's tools, plant, equipment and temporary buildings;

      (4) all reasonable costs incurred in carrying out the demolition and clearance; and

      (5) a reasonable allowance for profit and off site overheads in respect of the matters referred to in sub-paragraphs (2) to (4); and

(b) the Developer will not be entitled to be paid for the work under the Agreement which is not executed or any amount for profit foregone in respect of the unexecuted work.

                            ANNEXURE C

             DEVELOPMENT PROPOSAL AND PROJECT BRIEFS

1.    Development  Proposal  and  Project  Briefs  for  Temporary
      Casino.

2.    Development  Proposal and Project Briefs for the  Permanent
      Casino complex including transfer of FF&E:

3.    Room Data Sheets for:

      (a)   Temporary Casino;

      (b)   Permanent Casino.

4.    Drawings  prepared  by  the  Architectural  Consultant   as
      listed in this Annexure.

5.    Indicative Site Control Policies and Procedures.

In case of any inconsistency between the above documents the order of precedence shall be as set out above.

                           ANNEXURE C

                      SYDNEY HARBOUR CASINO

A.    PERMANENT CASINO

      -  Project Brief Issue G dated 22nd April 1994

      -  Room Data Sheets Issue D dated 22nd April 1994

      -  Architectural Drawings received as listed below:

CCA NO.   DRAWING NO.         TITLE

S1/2      J078/A/0049/SK/04   Site Plan
S2/2      J078/A/0065/SK/03   Site Landscape Plan
F1/12     J078/A/0053/SK/09   Floor Plan Level - 4 Carparking
F2/12     J078/A/0003/SK/14              Level - 3 Carparking
F3/12     J078/A/0004/SK/16              Level - 2 Carparking
F4/12     J078/A/0005/SK/15              Level - 1 Carparking
F5/12     J078/A/0006/SK/16              Back of House/
                                         Pyrmont Street Level
F6/12     J078/A/0007/SK/16              Casino Level
F7/12     J078/A/0008/SK/12              Casino Mezanine Level
F8/12     J078/A/0087/SK/09              Podium/Roof Access
F9/12     J078/A/0009/SK/18              Private Gaming/
                                         Function Rooms
F10/12    J078/A/0041/SK/07              Typical Hotel/
                                         Apartments Floor
                                         Plans(Lo Rise)
F11/12    J078/A/0103/SK/04              Typical Hotel/
                                         Apartments Floor
                                         Plans(Hi Rise)
F12/12    J078/A/0054/SK/05              Roof Plan
C1/5      J078/A/0011/SK/16   Section    East-West
                                         Section/Section AA
C2/5      J078/A/0027/SK/06              North-South
                                         Section/Section BB
C3/5      J078/A/0119/SK/03              Showroom Theatre
C4/5      J078/A/0040/SK/06              Lyric Theatre
C5/5      J078/A/0127/SK/01              Casino Surveillance
                                         Offices
E1/4      J078/A/0056/SK/07   Elevation  Pyrmont Street
                                         Elevation
E2/4      J078/A/0055/SK/07              Foreshore Road
                                         Elevation
E3/4      J078/A/0057/SK/06              Jones Bay Road
                                         Elevation
E4/4      J078/A/0126/SK/03              Edward Street
                                         Elevation
SA1/7     J078/A/0098/SK/05   Back of House Level
SA2/7     J078/A/0058/SK/07   Casino Level
SA3/7     J078/A/0128/SK/01   Casino Mezzanine Level
SA4/7     J078/A/0097/SK/06   Private Gaming/Function Rooms Level
SA5/7     J078/A/0100/SK/03   Heritage Building
SA6/7     J078/A/0109/SK/03   Apartment Layouts
SA7/7     J078/A/0090/SK/02   Typical Hotel Guest Room

*Lyric Theatre Sketches       see LPPL Memo dated 17/3/94


B.    TEMPORARY CASINO

      -  Project Brief Issue G dated 22nd April 1994

      -  Room Data Sheets Issue C dated 22nd April 1994

      -  Architectural Drawings received as listed below:-

CCA NO.   DRAWER NO.          TITLE

TS1/1     J078/A/1539/SK/02   Site Plan
TF1/2     J078/A/1536/SK/05   Ground Floor Plan
TF2/2     J078/A/1537/SK/05   Mezzanine & PPF Plan
TE1/1     J078/A/1540/SK/03   Elevations of Sections
          LPPL/BRIEF/SK/001   Site Boundary Detail
          LPPL/BRIEF/SK/002   Main Entrance Canopy Detail

NOTE: Details on drawings marked with an * take precedence over details on other drawings.

 [Original on Leighton Properties Fax Transmission Cover Sheet]

                       LEIGHTON PROPERTIES

                        FAX TRANSMISSION

TO: Philip Cox      Philip Cox, Richardson, Fax No: (02) 264 5844
                    Taylor & Partners
    John Richardson
    Karl Chee
    Peter Longley   Hillier Group
    Colin Henson    Ove Arup & Partners     Fax No: (02) 261 2181
    Bob O'Hea

    Barry Webb      Barry Webb & Associates Fax No: (02) 418 1191
    Gary Lowe

    Phil Turner     Bruce Arundell          Fax No: (02) 929 7986
                    & Partners
    George Koutoulas

    Robert Fitzell  Robert Fitzell          Fax No: (02) 498 7788
                    Acoustics

    G. Gallagher    TRACT                   Fax No: (02) 954 3825
    Steve Calhoun

    John Frost      Cini Little Pty Limited Fax No: (02) 418 8335

    Ashley Colley   WT Partnership          Fax No: (02) 957 3161
    Tony Makin

    Peter Rixon     Vision                  Fax No: (07) 870 1002
    David Bird                              Fax No. (03) 614 8612

    Howard Tanner   Howard Tanner &         Fax No: (02) 281 4337
                    Associates

    Roger Hale      TWA                     Fax No: (02) 436 4127
    David Weatherall

    Mark Bouton     Leighton Contractors    Fax No: (02) 415 2509
                    Pty Limited                     (02) 233 3053
    John Dunlop

_________________________________________________________________

FROM                Andrew Cooper           TEL NO: (02) 925 6080

DATE:               17 MAR 94               PAGES: 1+3

RE:                 SYDNEY HARBOUR CASINO
                    Lyric Theatre

                    Following review of Lyric Theatre Areas, the following areas should be deducted from our schedule of areas for 14 March 94 Drawings.

                    Regards,

                    ANDREW COOPER

            [4 Pages of Lyric Theatre Area Drawings]

                                            SYDNEY HARBOUR CASINO

                          ANNEXURE 'C'
              SITE CONTROL POLICIES AND PROCEDURES
                           (PRO FORMA)

A.    SITE VISITS - AGENT, PRINCIPAL, DEVELOPER AND C.C.A.

      1.    Report to Site Office
      2.    Complete Register of Site Visits
      3.    Visitor Identification Tag
      4.    Compliance with appropriate safety requirements,  ie.
            hats, boots, etc.
      5. Return to Site Office and complete Visitor Register, return hats, etc.

B.    SEPARATE CONTRACTORS/OPERATOR COMMISSIONING

      1.    GENERAL CONDITIONS

            - Crib and ablution facilities
            - Carparking
            - Service  provision and charges, ie.  power,  water,
               etc.

      2.    TRANSPORTATION (HORIZONTAL AND VERTICAL) OF GOODS AND
            MATERIALS

            - Access to builders lift, alimak and cranes
            - Use of forklifts, type of forklift
            - Use of pallet trucks

      3.    STORAGE AREAS

            - Designated areas
            - Storage compound requirements
            - Storage compound size and location

      4.    RUBBISH REMOVAL

            - Frequency
            - Bin location
            - Costs associated with failure to remove rubbish

                                        SYDNEY HARBOUR CASINO

      5.    INDUSTRIAL RELATIONS

            - Site Policy
            - Compliance with Site Policy
            - Details of individual employees
            - Proof of payment of entitlements
            - Employee identification
            - N.S.W. Government-Code of Practice

      6.    OCCUPATIONAL HEALTH AND SAFETY

            - Site Safety Policy
            - Site Safety Induction/cost
            - Tagging of electrical equipment
            - Material safety data sheets
            - Site Safety Committee
            - O.H.&S. Act - specific project requirements

      7.    WORKING HOURS

            - Normal working hours
            - Overtime hours - procedure and notification
            - R.D.O.

      8.    CO-OPERATION, CO-ORDINATION AND INTEGRATION

            - Interface (direct and indirect) with Builder and
              Builder's subcontractors
            - Programme proposals
            - Programme requirements
            - Protection of existing works
            - Damage to existing works

      9.    OBSTRUCTION TO SERVICES

            - Avoidance of obstruction and damage to services
            - Damage resulting from blocked drains, severed power
              lines, etc.
            - Repair and restoration

      10.   CONFIDENTIALITY

            - Site photographs
            - Site information disclosure
            - Special requirements of Casino Site

                           ANNEXURE D

               DESIGN AND CONSTRUCTION PROGRAMMES

1.    Temporary Casino.

2.    Permanent Casino.

[Sydney Harbour Casino, Leighton Properties Pty Limited, Perm
Casino and Carpark Construction Drawings]

                           ANNEXURE E

                        FORM OF SECURITY

Two Unconditional Bank Guarantees to be provided each for half of the amount stated in Annexure A.

                           ANNEXURE E

                        FORM OF SECURITY

COMMONWEALTH BANK OF AUSTRALIA
ACN 123 123 124

PROFORMA BANK GUARANTEE
Security Deposit Guarantee

To [Favouree] ..............................................
 ............................................................
Security Deposit by [Customer] .............................

At the request of the abovementioned Customer and in consideration of the abovementioned Favouree at the request of the Commonwealth Bank of Australia (hereinafter referred to as the Bank) dispensing with the lodgement by the Customer of the Security Deposit for:

 ............................................................
 ............................................................
 ............................................................

The Bank unconditionally undertakes to pay on demand any sum which may from time to time be demanded by the Favouree to a maximum aggregate sum of:

[Amount of Security Deposit].......................... ($.......)
The undertaking is to continue until a notification has been received from the Favouree either that the Security Deposit is no longer required by the Favouree or until payment to the Favouree by the Bank of the whole of the said sum or such lesser sum as may be required by the Favouree. Should the Favouree notify the Bank that it desires payment to be made to it of the whole or any part of the said Security Deposit, it is unconditionally agreed that such payment or payments will be made to the Favouree forthwith without further reference to the Customer and notwithstanding any notice given by the Customer to the Bank not to pay same.

Provided always that the Bank may at any time without being required to do so pay to the Favouree the Security Deposit less any amount it may have already paid hereunder and thereupon the Bank's liability under this undertaking will immediately cease and determine.

The benefit of this guarantee is personal and not capable of assignment.

Dated at .......... this ..... day of ................. 199..

For the Commonwealth Bank of Australia

 .................................................
Branch


 .................................................
Manager

                            ANNEXURE F

Not used.

                            ANNEXURE G

             PRECONSTRUCTION PERIOD DRAWDOWN SCHEDULE

                            ANNEXURE G

                 PRECONSTRUCTION DRAWDOWN SCHEDULE

                              Monthly   Accumulative
                                 $            $

1994  May                     910,000      910,000
      June                  1,800,000    2,710,000
      July                  2,540,000    5,250,000
      August                2,980,000    8,230,000
      September             3,203,000   11,433,000
      October               2,890,000   14,323,000

                            ANNEXURE H

                  SCHEDULE OF MONETARY ALLOWANCES

                     SYDNEY HARBOUR CASINO

                 SCHEDULE OF MONETARY ALLOWANCES

                                                  FILE: SHC05
                                                  DATE:22APR94
                                                  ISSUE: M

                              PERMANENT     TEMPORARY
            ITEM              CASINO(S)     CASINO(S)    TOTAL(S)

 1 Theming & FOH finishes     43,300,000    2,650,000
 2 Landscaping - Casino        4,500,000      800,000
 3 Landscaping - Street          400,000
 4 Landscaping - Roof +        4,800,000
    F/shore terrace
 5 Kitchen & Bar Equipment#    6,550,000    3,300,000
 6 Specialist Lighting         5,500,000    1,000,000
    - Internal (VLS)
 7 Specialist Lighting         2,500,000      250,000
    - External (BWA)
 8 Showroom Theatre -          4,240,000
    Lighting & Equipment
 9 Lyric Theatre - Lighting    1,500,000
    & Equipment
10 Banquet & Function            500,000
    rooms - L&E
11 Building Identification       650,000      350,000
    Signage
12 Directional & Internal        650,000
    Signage
13 Car Park Controls             350,000       70,000
14 Roof/Water Features at
    Casino Roof inc
     Rainbow Serpent 1,800,000
      Glass Tower
     Hydraulics      2,430,000
     Electrical        900,000
     Specialist      1,080,000
      Lighting
     Special Features  450,000
     Membrane to       500,000
      feature
                               7,160,000
15 Lift Car Finishes             380,000       40,000
    (FOH Lifts x 17no/
16 Showroom Fitout of          1,500,000
    Auditorium-Seats+
    Finishes
17 Lyric Fitout of Auditorium  3,000,000
    - Seats+Finishes
18 Charter Boat Wharf            750,000            0
19 Sydney Electrical Lighting  3,000,000
    Station Refurbishment
20 Joinery - Casino Cage,coin  1,500,000      250,000
    coin rdmpn,sec pod,cloak
21 Joinery - Hotel, Serv Apts  3,600,000
22 Acoustic Treatment          2,000,000
23 Facade - External +        24,500,000    1,750,000
    Internal Skin
24 Pyrmont Bay Water Feature   4,000,000
25 Precinct Traffic Road         260,000
    Signage Dynamic
26 Precinct Traffic Road         100,000
    Signage Non active
27 Al fresco dining at                        150,000
    North end of T/C (roof)
28 Associated Precinct         1,360,000      300,000
    Traffic Works (OAT)
29 Vidiscreen to Sports Bar      400,000
30 Reinstatement to Temp                       60,000
    Casino access
31 Handrail to Wharves 12+13                   80,000
32 Roof features               1,300,000

   TOTAL                     130,250,000   11,050,000 141,300,000

33 FFE (Casino, Offices,      34,929,000   22,071,000  57,000,000
   Hotel, Serv Apts)
    Refer SHC8 (Issue H)
34 Allowance for Rise + Fall   5,200,000                5,200,000

   TOTAL                     170,379,000   33,121,000 203,500,000


LCPL is to allow for its preliminaries, indirect costs and design fees separately in the base building price except for Items 25, 26, 28 whose allowance includes design fees.

#  Kitchen allowance inclu transfer of equipment from Temp casino

                      SYDNEY-HARBOUR CASINO

                       SCOPE OF WORKS FOR
                 SCHEDULE OF MONETARY ALLOWANCES

                                                    22 APRIL 1994
                                                          ISSUE B

THE  CONTRACTOR IS DEEMED TO HAVE ALLOWED FOR INDIRECT COSTS  AND
DESIGN  FEES SEPARATELY IN THE CONTRACT PRICE, EXCEPT  FOR  ITEMS
25, 26, AND 28 WHICH INCLUDE AN ALLOWANCE FOR DESIGN FEES.

IF CONSTRUCTION PLANT AND/OR EQUIPMENT IS REQUIRED TO INSTALL ANY
WORK THE SUBJECT OF A MONETARY ALLOWANCE THEN:

(A)   IF  THE CONTRACTOR ALREADY HAS IN PLACE ON SITE APPROPRIATE
      CONSTRUCTION  PLANT AND/OR EQUIPMENT TO INSTALL  SUCH  WORK
      THEN  IT  SHALL  BE  PROVIDED  BY  THE  CONTRACTOR  AT   NO
      ADDITIONAL COST TO THE DEVELOPER, OR

(B)   IF  CONSTRUCTION PLANT AND/OR EQUIPMENT IS REQUIRED  TO  BE
      BROUGHT ON SITE SPECIFICALLY TO INSTALL SUCH WORK THEN  THE
      COST  OF  THE  PLANT AND/OR EQUIPMENT SHALL BE  TAKEN  INTO
      ACCOUNT IN VALUING THE COST SUCH WORK.

1.    THEMING & FOH FINISHES:

The scope of this allowance includes for all work to supply and install/construct/support:

(i)   Finishes to floor, wall and columns

(ii)  Bar and servery finishes.

(iii) Ceilings to the nominated FOH rooms as set out in the  Room
      Data Sheets.

(iv) Supplementary features, including internal landscaping, to enhance the ambience of the nominated FOH rooms.

2, 3, 4    LANDSCAPING: PERMANENT CASINO

The scope of this allowance includes the supply and installation of;

(i)   Paving to

      -Porte Cochere,                 -Foreshore Terrace steps,
      -Through Site Link @ RL108.5,   -External stair cases,
      -LRT/Bus Coach setdown area,    -Roof through site link and
      -External colonnades,           -Feature gravel to non
      -Perimeter footpaths,             trafficable rooves.

(ii)  Handrails and balustrades to:

      -Terrace balconies
      -Roof
      -Foreshore Terrace Steps
      -External stairs.

(iii) Soft   landscaping  to  Foreshore  Terrace   Steps,   Roof,
      footpaths   including   associated  structural   container,
      irrigation,  soil,  additional  membrane  over  and   above
      horizontal roof membrane allowed by the Contractor.

(IV)  Street furniture.

The Contractor has allowed for the necessary structural support and drainage of all hard landscaping, and drainage from soft landscaping where suspended.

LANDSCAPING: TEMPORARY CASINO

The scope of this allowance includes the supply and installation of:

(i)   pedestrian  paving  to  selected  entrance  areas  at   the
      Temporary Casino site
(ii)  make good to existing Wharf Promenade pavement areas
(iii) soft landscaping
(iv)  Street Furniture.

The Contractor has allowed for the necessary structural support and drainage of all hard landscaping, and drainage from soft landscaping where suspended.

5.    KITCHEN & BAR EQUIPMENT:

The scope of this allowance includes the supply and installation of equipment required to meet the Brief and as described in Cini
Little Room Data Sheets including:

      - F&B equipment
      - loose kitchen FFE
      - shelving to coolrooms

but excluding shelving to Storerooms (included under FFE)

6.    SPECIALIST LIGHTING - INTERNAL:

The scope of this allowance includes the supply and installation of all specialist, architectural lighting associated with internal FOH areas (as defined in Room Data Sheets under "ESL5") plus associated emergency and exit lighting to the respective areas, controls and wiring from the relevant Distribution Board.

7.    ETERNAL LIGHTING:

The scope of this allowance includes the supply and installation of all architectural feature lighting to external public landscape areas, illumination of buildings (floodlighting) and footpath lighting, including associated controls and wiring from the relevant Distribution Board. It shall include special structures or posts required to support or contain the light fitting.

8.    SHOWROOM - LIGHTING & EQUIPMENT

The scope of this allowance includes the supply and installation of the following works:

      - Double purchase counter weight system
      - Fire Curtain
      - Stage Drapes
      - House Curtain
      - Cinema Screen
      - Stage Communications & CCTV
      - Stage Audio (Basic System)
      - Stage Lighting (Basic System)
      - 2 Offside Revolving Stages
      - 2 Stage Elevators
      - 1 Forestage Elevator
      - 1 Catwalk Elevator
      - 1 Rain Curtain

9.    LYRIC - LIGHTING AND EQUIPMENT:

The scope of this allowance includes the supply and installation of the following works:

      - Double purchase counterweighting system
      - Fire Curtain
      - Stage Drapes
      - House Curtain
      - Cinema Screen
      - Stage Communications & CCTV
      - Stage Audio (Basic System)
      - Stage Lighting (Basic System)

10.   BANQUET:

The scope of this allowance includes the supply and installation of the following works:

      - Lighting Droppers
      - Stage Lighting (Basic System)

11.   BUILDING IDENTIFICATION:

The scope of this allowance includes the supply and installation of external identification signage to the Complex including illumination, supports, controls and wiring.

12.   INTERNAL & DIRECTIONAL SIGNAGE:

The  scope of this allowance includes the supply and installation of  all  directional  and information signage  to  suit  interior
decor,   but  excluding  door  name,  number,  statutory  signage
(allowed for by the Contractor).

13.   CAR PARK CONTROLS

The scope of works includes the supply and installation of boom gates, ticket dispense machines, security controls magnetic card readers, intercom equipment. (Construction of booths, plinths, conduit, structure has been allowed for by the Contractor.)

14.   ROOF/WATER FEATURES AT CASINO:

The scope of this allowance includes the supply and installation of the following works:

(i)   Additional   structural  work  to  support  the  roof/water
      feature
(ii)  Glass/Metalwork/masonry/etc to create the feature
(iii) Hydraulic works, including tanks, pumps, fittings and piping, water treatment
(iv)  Electrical  works - including power and lighting,  controls and wiring
(v) Additional membrane, extra over to horizontal roof membrane allowed for by the Contractor.

15.   LIFT CAR FINISHES:

All internal lift car finishes (floor, wall, ceiling), lighting and extra over treatment to lift control panel.

16.   SHOWROOM AUDITORIUM FITOUT:

The scope of works includes the supply and installation of:

(i)   finishes to floor, walls
(ii)  ceiling and ceiling finishes
(iii) tables and seats
(iv)  baulstrading and handrails to steps

17.   LYRIC AUDITORIUM FITOUT:

The scope of this allowance includes the supply and installation of:

(i)   finishes to floor, walls
(ii)  ceiling and ceiling finishes
(iii) tables and seats
(iv)  balustrading and handrails to steps

18.   CHARTER BOAT FITOUT:

The scope of this allowance includes the supply and installation of all work associated with the Charter Boat wharf to be located at Pyrmont Bay:

(i)   pontoon
(ii)  superstructure
(iii) piling
(iv)  connecting ramp
(v)   lighting (from street system)

19.   SELS BUILDING REFURBISHMENT:

The scope of work includes all refurbishment work to restore the actual building from current condition to a completed, fitted out, building including:

(i)   cleaning and restoration of facade
(ii) repair and/or replacement of existing fenestration, and new fenestration to east facade
(iii) repair/replace floors
(iv)  repair/replace roof
(v) install new building services - electrical, hydraulic, fire, mechanical, lifts, and security
(vi) fitout including finishes to floor, walls, ceilings as described in the Room Data Sheets.

20.   JOINERY - CASINO:

The scope includes for the supply and installation of all joinery required to facilitate the operation of MGF and PGR including those items listed in the Room Data Sheets.

21.   JOINERY TO HOTEL AND SERVICED APARTMENTS:

The scope includes for the supply and installation of:

(i)   Hotel:  Bedhead,  vanity, wardrobe, luggage  rack,  minibar and cupboards
(ii)  Serviced    Apartments:   Bedhead,    vanities,    kitchen,
      wardrobes, linen cupboard, laundry cupboards.

22.   ACOUSTIC TREATMENT:

The scope of this allowance is to cover the works to be added to contract price to achieve acoustic performance criteria as set out in the Project Brief.

The following items have been included in the Contractor's price;

-  Separate Structure for Lyric Theatre
-  Acoustic   treatment   to  Hotel  and   Serviced   Apartments'
   rooms/corridors
-  Side masonry walls to Lyric Auditorium to provide air gap

23.   FACADE: PERMANENT CASINO

The   scope  of  this  allowance  includes  for  the  supply  and installation of the facade/perimeter wall elements to the project
(podium and towers) including:

(i)    cast-in fixings
(ii)   structural support system
(iii) external and internal skin, including finish of internal skin and spandrel
(iv)   glazing including openable windows to the towers
(v)    internal and external sills
(vi)   sunshading
(vii)  balcony balustrading and "clip-on" balconies
(viii) cladding to columns
(ix)   plant room enclosure
(x)    flytower walls
(xi)   terrace/balcony parapet walls
(xii)  parapet walls at roof level
(xiii) building maintenance units to the towers, incorporating fixed davits to top of towers and  as  delineated  on LPPL/Facade/SK1 - 11 attached  (dated  14
April 1994)

FACADE: TEMPORARY CASINO

The scope of this allowance includes all work necessary to upgrade the existing facade of the Wharves 12 and 13 Building to the designed quality of finish, as detailed on the relevant contract drawings. The scope of works will include:

(i) new cladding as detailed (external and internal skin) including finishes to internal skin
(ii) repair, paint and upgrading of external and internal skin to facade elements that will be retained
(iii) new facade to Restaurant elements
(iv)  enclosure to external services plant and equipment

but excluding Porte Cochere canopy which has been allowed for by the Contractor in the Contract price.

24.   PYRMONT BAY WATER FEATURE:

The scope of this allowance includes the supply and installation of all equipment for the water feature located on the Foreshore and in Pyrmont Bay including:

(i) hydraulic components - associated piping, pumps fittings and controls.

(ii) electrical components - power and lighting, associated controls and wiring.

25.   PRECINCT TRAFFIC ROAD SIGNAGE - DYNAMIC

The  scope of this allowance includes the supply and installation of  dynamic signage at a major intersection which will  show  the
carpark   capacity   of   four   nominated   carparks   including
computer/wiring from each carpark.

26.   PRECINCT TRAFFIC ROAD SIGNAGE - NONACTIVE

The scope of this allowance includes the supply and installation of all street signage required to implement the precinct and local resident parking management scheme.

27.   AL FRESCO DINING - TEMPORARY CASINO

The scope of this allowance includes the supply and installation of:

(i)   floor finish to structural slab
(ii) structure to support lightweight tensile membrane for roof
(iii) tensile membrane

28.   ASSOCIATED PRECINCT TRAFFIC WORKS

The scope of this allowance includes for the following works:

(i)   CWDC recommended changes:

      - Ban right hand turns from Pyrmont Bridge Road into Union Street and Edward Street.
      -  Full closure Pyrmont Street North.
      - Linemarking and signage to denote one-way and two-way operation of a number of roads.
      - Replacement of roundabout at Jones Bay Road/Foreshore Drive with a traffic signal control intersection on opening of Permanent Casino.

(ii)  Sydney Harbour Casino initiated improvements:

      -  Pier Street/Harbour Street/Goulburn Street improvements
      - Slip lane to Darling Drive - extend left turn lane by extending linemarking
      -  Pyrmont    Bridge    Road   improve   linemarking    and
         intersection arrangements.
      -  Edward   Street/Union  Street  Intersection  -  Priority
         Control and Pedestrian Provisions.
      - Encourage truck traffic from Pyrmont Point sites to use Foreshore Road North to access Bank Street (Load limits etc).
      - Signals at Foreshore road entry to Casino including pedestrian crossings.
      - Potential expenditure north of Jones Bay Road Foreshore Road - if permitted by CWDC - and not covered by CWDC proposed works ie interim pavement and lane marking improvements if not constructed in early stages by CWDC to allow car/bus parking and turnaround.
      - Reopen Murray Street at Pyrmont Street/Allen Street and signalise.
      -  Pedestrian  crossings in Pyrmont Street  and  Jones  Bay
         Road.

      Note: Temporary traffic management and signage during the construction works of the two Casinos have been allowed for by the Contractor.

(iii) Resident Amenity Plan

29.   VIDISCREEN

      The scope of this allowance includes the supply and installation of:

      (i)   16  number  Panasonic  Multiscreen  Video  Projection
            System (43"), or equal
      (ii)  Support structure for the units.

30.   REINSTATEMENT TO TEMPORARY CASINO ACCESS

      The scope of this allowance includes for all work to:

      (i)   Remove the canopy over the dining area.
      (ii)  Remove the temporary ramp.
      (iii) Replace the access road and reinstatement with soft landscaping on the south western elevation of the Temporary Casino.

31.   HANDRAIL WHARVES 12 AND 13

The scope of this allowance includes the supply and installation of a safety handrail to comply with statutory requirements on the eastern side of Wharves 12 and 13.

32.   ROOF FEATURES:

The scope of this allowance includes the supply and installation of:

(i)   Towers' communication metalwork and support structure
(ii)  canopies/awnings/trellage to terraces and public areas
(iii) Pyrmont Street entry awnings

excluding glazed rooves over porte cochere which have been allowed for by the Contractor.

                           ANNEXURE I

      PRO FORMA DESIGN CONSULTANT'S REPORT (clause 17.2(h))

ANNEXURE I (DEVELOPMENT AGREEMENT)

           PROFORMA OF MONTH DESIGN CONSULTANTS REPORT

                      SYDNEY HARBOUR CASINO

           Monthly Consultants Report for the month of___________

______________________ ("the Consultant") hereby certifies to Leighton Contractors Pty Limited that to the best of the Consultant's belief, from the Consultant's due provision of services under and in accordance with the Consultancy Agreement in respect of the above project (the Consultancy Agreement");

(i) The works of the said Project as depicted in all the drawings, specifications, schedules and other documents prepared by the Consultant and issued to Leighton Contractors Pty Limited have been executed to the satisfaction of the Consultant in accordance with with the requirements for the Development and Project Brief (as defined in the Consultancy Agreement), all relevant Standards and Codes of Practice and the requirements of all Authorities (as defined in the Consultancy Agreement) and;



 ................................................
DIRECTOR

(CONSULTANT)

                           ANNEXURE J

            FACILITY AGREEMENT INSURANCE REQUIREMENTS

EXTRACT FROM FACILITY AGREEMENT - CLAUSE 14.2(1) - INSURANCE

The Borrower undertakes to:

      (i) maintain or procure that there is maintained proper and adequate insurances in an amount not less than the full replacement value thereof or any lesser amount approved by the Agent (acting on the instructions of the Majority Participants) with responsible and reputable insurance companies or associations and in any case approved by the Agent (acting on the instructions of the Majority
            Participants which instructions shall not be unreasonably withheld) for all the Secured Property which is of a nature or kind capable of being insured, with the relevant member of the Group as being named insured or loss payee or endorsee or, subject to the Transaction Documents, in the case of a claim over $500,000 in respect of the Sydney Casino Complex or any part of it, with the Participants and the Working Capital Facility Provider as loss payees or endorsees covering loss or damage by earthquake, floods, cyclone, fire, explosion or other risks for the time being and from time to time customarily insured against by companies engaged in similar businesses or in similar areas or owning similar assets, and insure against such other risks (including public liability and business interruption insurance) which the Agent (acting on the instructions of the Majority Participants) may reasonably require (and for this purpose the Agent and the Participants may, but shall not be obliged to, rely upon the advice of any insurance broker or adviser) in each case, to such extent as is prudent or as the Agent (acting on the instructions of the Majority Participants) may reasonably require;

      (ii) take out and maintain all proper insurance or otherwise comply with the provisions of any workmen's compensation laws or employers' liability laws or other similar laws for the time being in force, against liability on account of accident or injuries to employees;

      (iii) deposit with the Agent copies of the policy or policies in respect of insurance referred to in paragraphs (i) and (ii) above, deposit the originals of those policies with the Agent upon request and duly pay each premium when it becomes due and payable, and deposit with the Agent a copy of the receipt for such premium and ensure that each insurance policy:

            (i) provides that it may not be cancelled by any of the insureds named therein without the prior written consent of the Agent (acting on the instructions of the Majority Participants) (but the Agent shall not unreasonably withhold such consent if proper policies in accordance with this provision are substituted) and may not lapse, be cancelled or avoided by the insurance company for non payment of premiums or otherwise until at least 15 days after the date of written notice thereof to the Agent; and

            (ii) contains  a  note  of  the  interests   of   the
                 Participants,   the  Working  Capital   Facility
                 Provider and the Agent,

      and   provide  the  Agent with a  copy of a  certificate of
      compliance issued by each insurer within 14 Business Days after receipt by the Borrower.

                           ANNEXURE K

               PROGRESS PAYMENTS CONTROL DOCUMENT

                                            SYDNEY HARBOUR CASINO

                           ANNEXURE K

          PROGRESS PAYMENT CONTROL DOCUMENT (PRO FORMA)

                        CONSTRUCTION ZONE
   TRADE BREAKDOWN       CARPARKS   PODIUM   TOWERS    TEMPORARY
                                                         CASINO

16  Site Signage
17  Hoardings and
     Temporary Fencing
18  Scaffolding
19  Dewatering
20  Demolition
21  Excavation and
     Shoring

24  Piles and Piers
25  Concrete
26  Formwork
27  Reinforcement
28  Post Tensioning
29  Precast Concrete
30  Structural Steel
31  Metalwork

34  Tanking
35  Brickwork and
     Blockwork
36  Carpentry and
     Joinery

41  Curtain Wall
42  Windows and
     Glazing
43  Metal Cladding
44  Roofing

50  Plastering

                                            SYDNEY HARBOUR CASINO

   TRADE BREAKDOWN       CARPARKS   PODIUM   TOWERS    TEMPORARY
                                                         CASINO
53  Wall and
     Floor Finishes

56  Painting

58  Furnishings

60  Builders Work (BWIC
     with Services)

61  Hydraulic Services
62  Electrical Services
63  Security System
64  Mechanical Services
65  Fire Services
66  Lifts, Hoists and
     Escalators
67  Kitchen, Bar and
     Refrigeration
     Equipment

73  Landscaping

76  External Works

79  Provisional Sums
79a (Breakdown of
     provisional Sums)

91  Design and
     Quality
     Assurance

    Other Trades as
     Required

    TOTAL

                                            SYDNEY HARBOUR CASINO

                           ANNEXURE K

          PROGRESS PAYMENT CONTROL DOCUMENT (PRO FORMA)

                        CONSTRUCTION ZONE
   TRADE BREAKDOWN       EXTERNAL    HISTORIC    OTHER ZONES
                          WORKS      BUILDING    AS REQUIRED

16  Site Signage
17  Hoardings and
     Temporary Fencing
18  Scaffolding
19  Dewatering
20  Demolition
21  Excavation and
     Shoring

24  Piles and Piers
25  Concrete
26  Formwork
27  Reinforcement
28  Post Tensioning
29  Precast Concrete
30  Structural Steel
31  Metalwork

34  Tanking
35  Brickwork and
     Blockwork
36  Carpentry and
     Joinery

41  Curtain Wall
42  Windows and
     Glazing
43  Metal Cladding
44  Roofing

50  Plastering

                                            SYDNEY HAROUR CASINO

   TRADE BREAKDOWN       EXTERNAL    HISTORIC    OTHER ZONES
                           WORKS     BUILDING    AS REQUIRED

53  Wall and
     Floor Finishes

56  Painting

58  Furnishings

60  Builders Work (BWIC
     with Services)
61  Hydraulic Services
62  Electrical Services
63  Security System
64  Mechanical Services
65  Fire Services
66  Lifts, Hoists and
     Escalators
67  Kitchen, Bar and
     Refrigeration
     Equipment

73  Landscaping

76  External Works

79  Provisional Sums
79a (Breakdown of
     provisional Sums)

91  Design and
     Quality
     Assurance

    Other Trades as
     Required

    TOTAL

                                            SYDNEY HARBOUR CASINO

                           ANNEXURE K

          PROGRESS PAYMENT CONTROL DOCUMENT (PRO FORMA)

                        CONSTRUCTION ZONE
   TRADE BREAKDOWN            TOTAL PER TRADE      COMMENTS

16  Site Signage
17  Hoardings and
     Temporary Fencing
18  Scaffolding
19  Dewatering
20  Demolition
21  Excavation and
     Shoring

24  Piles and Piers
25  Concrete
26  Formwork
27  Reinforcement
28  Post Tensioning
29  Precast Concrete
30  Structural Steel
31  Metalwork

34  Tanking
35  Brickwork and
     Blockwork
36  Carpentry and
     Joinery

41  Curtain Wall
42  Windows and
     Glazing
43  Metal Cladding
44  Roofing

50 Plastering

                                            SYDNEY HARBOUR CASINO

   TRADE BREAKDOWN            TOTAL PER TRADE      COMMENTS

53  Wall and
     Floor Finishes

56  Painting

58  Furnishings

60  Builders Work (BWIC
     with Services)
61  Hydraulic Services
62  Electrical Services
63  Security System
64  Mechanical Services
65  Fire Services
66  Lifts, Hoists and
     Escalators
67  Kitchen, Bar and
     Refrigeration
     Equipment

73  Landscaping

76  External Works

79  Provisional Sums
79a (Breakdown of
     provisional Sums)

91  Design and
     Quality
     Assurance

    Other Trades as
     Required

    TOTAL

                           ANNEXURE L

                         EXCAVATION PLAN

                 [Floor Plan Carparking Level-3]